EXECUTION








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                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee






                  POOLING AND SERVICING AGREEMENT

                       Dated as May 1, 1997




           REMIC Multi-Class Pass-Through Certificates,
                           Series 1997-5




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                         TABLE OF CONTENTS


                             ARTICLE I

                            DEFINITIONS

1.01.  Definitions..............................................  1

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

2.01.  Conveyance of Mortgage Loans............................. 49
2.02.  Acceptance by Trustee.................................... 52
2.03.  Representations and Warranties of the Company;
        Mortgage Loan Repurchase................................ 53
2.04.  Execution of Certificates................................ 59
2.05.  Designations under the REMIC Provisions.................. 60

                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

3.01.  Company to Act as Servicer............................... 60
3.02.  Collection of Certain Mortgage Loan Payments;
        Mortgage Loan Payment Record; Certificate Account....... 66
3.03.  Collection of Taxes, Assessments and Other Items......... 69
3.04.  Permitted Debits to the Mortgage Loan Payment Record..... 70
3.05.  Maintenance of the Primary Insurance Policies............ 71
3.06.  Maintenance of Hazard Insurance.......................... 72
3.07.  Assumption and Modification Agreements................... 73
3.08.  Realization Upon Defaulted Mortgage Loans................ 73
3.09.  Trustee to Cooperate; Release of Mortgage Files.......... 77
3.10.  Servicing Compensation; Payment of Certain
        Expenses by the Company................................. 78
3.11.  Reports to the Trustee; Certificate Account
        Statements.............................................. 78
3.12.  Annual Statement as to Compliance........................ 79
3.13.  Annual Independent Public Accountants'
        Servicing Report........................................ 79
3.14.  Access to Certain Documentation and Information
        Regarding the Mortgage Loans............................ 79
3.15.  Maintenance of Certain Servicing Policies................ 80
3.16.  Optional Purchase of Defaulted Mortgage Loans............ 80




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Section                                                        Page

                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

4.01.  Distributions............................................ 80
4.02.  Method of Distribution................................... 86
4.03.  Allocation of Losses..................................... 87
4.04.  Monthly Advances; Purchases of Defaulted
        Mortgage Loans.......................................... 90
4.05.  Statements to Certificateholders......................... 91
4.06.  Servicer's Certificate................................... 93
4.07.  Reports of Foreclosures and Abandonments of
        Mortgaged Property...................................... 93
4.08.  Reduction of Servicing Fees by Compensating
        Interest Payments....................................... 94

                             ARTICLE V

                         THE CERTIFICATES

5.01.  The Certificates......................................... 94
5.02.  Registration of Transfer and Exchange
        of Certificates......................................... 96
5.03.  Mutilated, Destroyed, Lost or Stolen Certificates........103
5.04.  Persons Deemed Owners....................................103
5.05.  Access to List of Certificateholders' Names
        and Addresses...........................................104
5.06.  Representation of Certain Certificateholders.............104
5.07.  Determination of COFI....................................104
5.08.  Determination of LIBOR...................................105

                            ARTICLE VI

                            THE COMPANY

6.01.  Liability of the Company.................................107
6.02.  Merger or Consolidation of, or Assumption of the
        Obligations of, the Company.............................107
6.03.  Assignment...............................................107
6.04.  Limitation on Liability of the Company and Others........108
6.05.  The Company Not to Resign................................109

                            ARTICLE VII

                              DEFAULT

7.01.  Events of Default........................................109
7.02.  Trustee to Act; Appointment of Successor.................111
7.03.  Notification to Certificateholders.......................112




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Section                                                        Page

                           ARTICLE VIII

                            THE TRUSTEE

8.01.  Duties of Trustee........................................112
8.02.  Certain Matters Affecting the Trustee....................113
8.03.  Trustee Not Liable for Certificates or
        Mortgage Loans..........................................115
8.04.  Trustee May Own Certificates.............................115
8.05.  The Company to Pay Trustee's Fees and Expenses...........115
8.06.  Eligibility Requirements for Trustee.....................116
8.07.  Resignation or Removal of Trustee........................116
8.08.  Successor Trustee........................................117
8.09.  Merger or Consolidation of Trustee.......................118
8.10.  Appointment of Co-Trustee or Separate Trustee............118
8.11.  Compliance with REMIC Provisions; Tax Returns............119

                            ARTICLE IX

                            TERMINATION

9.01.  Termination upon Repurchase by the Company or
        Liquidation of All Mortgage Loans.......................120
9.02.  Additional Termination Requirements......................121

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

10.01.  Amendment...............................................122
10.02.  Recordation of Agreement................................123
10.03.  Limitation on Rights of Certificateholders..............124
10.04.  Governing Law...........................................125
10.05.  Notices.................................................125
10.06.  Notices to the Rating Agencies..........................125
10.07.  Severability of Provisions..............................126
10.08.  Certificates Nonassessable and Fully Paid...............126





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                             Exhibits



EXHIBIT A            Forms of Certificates
EXHIBIT B            Principal Balance Schedules
EXHIBIT C            Mortgage Loans
EXHIBIT D            Form of Servicer's Certificate
EXHIBIT E            Form of Transfer Certificate as to
                            ERISA Matters for Definitive
                            ERISA-Restricted Certificates
EXHIBIT F            Form of Residual Certificate
                       Transferee Affidavit
EXHIBIT G            Form of Residual Certificate
                        Transferor Letter
EXHIBIT H            Additional Servicer Compensation
EXHIBIT I            Form of Investment Letter for
                            Definitive Restricted Certificates
EXHIBIT J            Form of Distribution Date
                            Statement
EXHIBIT K            Form of Special Servicing and
                    Collateral Fund Agreement
EXHIBIT L            Form of Lost Note Affidavit and
                            Agreement
EXHIBIT M            Percentage Reduction Table



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           THIS POOLING AND SERVICING AGREEMENT, dated as of May
1, 1997, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.


                 W I T N E S S E T H   T H A T :


           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street
Bank and Trust Company agree as follows:


                             ARTICLE I

                            DEFINITIONS

           Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Accretion Directed Certificate:  Any Class A6
      Certificate.

           Accretion Termination Date: As to the Class A7
      Certificates, the earliest to occur of (i) the Distribution
      Date on which the Class Certificate Balance of the Class A6
      Certificates has been reduced to zero, (ii) the Category B
      Trigger Date and (iii) the Cross-Over Date.

           Accrual Amount: As to any Class of Accrual
      Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to
      Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

           Accrual Certificates:  The Class A7 Certificates.

           Accrual Component:  None.

           Accrued Certificate Interest:  As to any Distribution
      Date and any Class of Certificates (other than any Class of



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      Principal Only Certificates), interest accrued during the
      related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates other than the Class S Certificates, on the aggregate Notional Principal Balance) thereof immediately prior (or, in the case of each Class of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect) to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months.

           Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates) shall be reduced by such Class's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among the Class S Certificates (as a group) and the remaining Classes of Certificates (other than any Class of Principal Only Certificates) in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses. Any Net Interest Shortfall and Interest Losses allocated to the Class S Certificates as a group pursuant to the preceding sentence shall be allocated to the Class S1 and Class S2 Certificates in proportion to the amount of such shortfalls and losses for the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively.

           Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for


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      which the related Prepayment Distribution Trigger has not
      been satisfied on such Distribution Date, 0%.

           Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

           Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

           Anniversary Determination Date: The Determination Date occurring in June of each year that the Certificates are outstanding, commencing in June 1997.

           Assumed Monthly Payment Reduction: As of any
      Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

           Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans, Defaulted Mortgage Loans, and Modified Mortgage
      Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be debited


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      from the Mortgage Loan Payment Record pursuant to clauses
      (i) through (vii) and (ix) of Section 3.04.

           Bankruptcy Coverage Termination Date: The Distribution
      Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $100,000, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

           The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

           BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

           Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class PO, Class B3, Class B4, Class B5, Class R and Class S Certificates, constitutes a Class or Classes of Book-Entry Certificates.


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           Book-Entry Nominee:  As defined in Section 5.02(b).

           Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

           Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

           Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

           Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
      Loan.

           Category A Group I Final Distribution Date: The
      Distribution Date on which the Category A Group I Senior
      Certificate Principal Balance is reduced to zero.

           Category A Group I Senior Certificate:  Any Class A1,
      Class A3, Class A4 or Class R Certificate.

           Category A Group I Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category A Group I Senior Certificates.

           Category A Group I Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

           (i) the Category A Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);


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          (ii)  the Category A Group I Senior Prepayment
                Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the lesser of (x) the Category A Group I Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Category A Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause
                (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v)  the Category A Group I Senior Prepayment
                Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal
      Prepayment in full with respect to a Mortgage Loan serviced


                                 6

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      by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category A Group I Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category A Group I Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category A Group I Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category A
      Percentage.

           For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to May 2002 to and including the Distribution Date in May 2003, the Category A Group I Senior Percentage for such Distribution Date plus 70% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to May 2003 to and including the Distribution Date in May 2004, the Category A Group I Senior Percentage for such Distribution Date plus 60% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Category A Group I Senior Percentage for such Distribution Date plus 40% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Category A Group I Senior Percentage for such Distribution Date plus 20% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date; and


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           (v)  for any Distribution Date thereafter, the
                Category A Group I Senior Percentage for such
                Distribution Date.

      On any Distribution Date on which the amount available for distribution in respect of the Category A Group I Senior Optimal Principal Amount would otherwise exceed the remaining aggregate Class Certificate Principal Balance of the Category A Group I Senior Certificates, (1) the Category A Group I Senior Prepayment Percentage shall be limited to the percentage necessary (after giving effect to the allocation on such date of amounts pursuant to clause
      (i) and, if applicable, clause (iii)(x) of the definition of "Category A Group I Senior Optimal Principal Amount") to reduce the Class Certificate Principal Balances of the Category A Group I Senior Certificates to zero, and (2) any amounts that would have been allocable to the Category A Group I Senior Certificates absent the limitation in clause
      (1) above will be distributable to the Category A Group II Senior Certificates.

      After the Category A Group I Senior Certificate Principal
      Balance has been reduced to zero, the Category A Group I
      Senior Prepayment Percentage shall be zero.

           Category A Group II Senior Certificates:  Any Class A5
      Certificates.

           Category A Group II Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category A Group II Senior Certificates.

           Category A Group II Senior Optimal Principal
      Amount: As to any Distribution Date, an amount equal to the sum of:

           (i) the Category A Group II Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);



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          (ii)  the Category A Group II Senior Prepayment
                Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category A Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the amount by which (a) the lesser of (x) the Category A Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Category A Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Category A Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause
                (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period exceeds (b) the amount distributable pursuant to clause (iii) of the definition of Category A Group I Senior Optimal Principal Amount;

          (iv) the Category A Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v)  the Category A Group II Senior Prepayment
                Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.


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




      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category A Group II Senior Percentage: As to any
      Distribution Date, the Category A Senior Percentage minus the Category A Group I Senior Percentage.

           Category A Group II Senior Prepayment Percentage: As to any Distribution Date, the Category A Senior Prepayment Percentage minus the Category A Group I Senior Prepayment Percentage. After the Category A Group I Final Distribution Date, the Category A Group II Senior Prepayment Percentage for any Distribution Date shall be the Category A Senior Prepayment Percentage for such Distribution Date.

           Category A Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category A Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Senior Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category A Senior Certificate: Any Class A1, Class A3, Class A4, Class A5 or Class R Certificate.

           Category A Senior Certificate Principal Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category A
      Senior Certificates.

           Category A Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category A Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Category A Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category A Percentage. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to May 2002 to and including the Distribution Date in May
                2003, the Category A Senior Percentage for such


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



                Distribution Date plus 70% of the Category A
                Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to May 2003 to and including the Distribution Date in May 2004, the Category A Senior Percentage for such Distribution Date plus 60% of the Category A Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Category A Senior Percentage for such Distribution Date plus 40% of the Category A Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Category A Senior Percentage for such Distribution Date plus 20% of the Category A Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category A Senior Percentage for such
                Distribution Date.

      Notwithstanding the foregoing, if on any Distribution Date the Category A Senior Percentage exceeds the Category A Senior Percentage as of the Closing Date, the Category A Senior Prepayment Percentage for such Distribution Date will equal the Category A Percentage.

      In addition, notwithstanding the foregoing, no reduction of the Category A Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and
           (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior

           Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including June 2002 and May 2003, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2003 and May 2004, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after June 2006; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2002 and May 2003, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2003 and May 2004, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after June 2006.

           Category B Group I Final Distribution Date: The
      Distribution Date on which the Category B Group I Senior
      Certificate Principal Balance is reduced to zero.

           Category B Group I Scheduled Distribution Percentage:
      As to any Distribution Date prior to June 2002, the Category B Senior Percentage for such Distribution Date.
      For any Distribution Date occurring on or after June 2002, the Category B Group I Senior Percentage for such
      Distribution Date.

           Category B Group I Senior Certificate: Any Class A6 or Class A7 Certificate.

           Category B Group I Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category B Group I Senior Certificates.

           Category B Group I Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

      (i) the Category B Group I Scheduled Distribution Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

    (ii) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

   (iii) the lesser of (x) the Category B Group I Scheduled Distribution Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and
           (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Category B Group I Scheduled Distribution Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

    (iv) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled
           Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to
           Section 2.02, 2.03(a) or 3.16; and

      (v) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution
           Amount for any Mortgage Loan substituted during the month of such Distribution Date.

For purposes of clause (ii) above, a Voluntary Principal
Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category B Group I Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category B Group I Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category B Group I Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category B
      Percentage.

           For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to May 2002 to and including the Distribution Date in May 2003, the Category B Group I Senior Percentage for such Distribution Date plus 70% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to May 2003 to and including the Distribution Date in May 2004, the Category B Group I Senior Percentage for such Distribution Date plus 60% of the sum of the Category B Group II Senior Percentage and the

                Category B Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Category B Group I Senior Percentage for such Distribution Date plus 40% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Category B Group I Senior Percentage for such Distribution Date plus 20% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category B Group I Senior Percentage for such
                Distribution Date.

      On any Distribution Date on which the amount available for distribution in respect of the Category B Group I Senior Optimal Principal Amount would otherwise exceed the remaining aggregate Class Certificate Principal Balance of the Category B Group I Senior Certificates, (1) the Category B Group I Senior Prepayment Percentage shall be limited to the percentage necessary (after giving effect to the allocation on such date of amounts pursuant to clause
      (i) and, if applicable, clause (iii)(x) of the definition of "Category B Group I Senior Optimal Principal Amount") to reduce the Class Certificate Principal Balances of the Category B Group I Senior Certificates to zero, and (2) any amounts that would have been allocable to the Category B Group I Senior Certificates absent the limitation in clause
      (1) above will be distributable to the Category B Group II Senior Certificates.

      After the Category B Group I Senior Certificate Principal
      Balance has been reduced to zero, the Category B Group I
      Senior Prepayment Percentage shall be zero.

           Category B Group II Scheduled Distribution Percentage:
      As to any Distribution Date, the Category B Senior Percentage minus the Category B Group I Scheduled Distribution Percentage for such Distribution Date; except that, on any Distribution Date after the Category B Group I Final Distribution Date, the Category B Group II Scheduled Distribution Percentage shall equal the Category B Senior Percentage.

           Category B Group II Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category B Group II Senior Certificates.

           Category B Group II Senior Optimal Principal Amount:
      As to any Distribution Date, an amount equal to the sum of:

      (i) the Category B Group II Scheduled Distribution Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

    (ii) the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

   (iii) the amount by which (a) the lesser of (x) the Category B Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause
           (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Category B Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Category B Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period exceeds (b) the amount distributable pursuant to clause (iii) of the definition of Category B Group I Senior Optimal Principal Amount;

    (iv) the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to
           Section 2.02, 2.03(a) or 3.16; and

      (v) the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

For purposes of clause (ii) above, a Voluntary Principal
Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category B Group II Senior Percentage: As to any
      Distribution Date, the Category B Senior Percentage minus the Category B Group I Senior Percentage.

           Category B Group II Senior Prepayment Percentage: As to any Distribution Date, the Category B Senior Prepayment Percentage minus the Category B Group I Senior Prepayment Percentage. After the Category B Group I Final Distribution Date, the Category B Group II Senior Prepayment Percentage for any Distribution Date shall be the Category B Senior Prepayment Percentage for such Distribution Date.

           Category B Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category B Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Senior Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category B Senior Certificate: Any Class A2, Class A6 or Class A7 Certificate.

           Category B Senior Certificate Principal Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category B
      Senior Certificates.

           Category B Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category B Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Category B Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category B Percentage. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to May 2002 to and including the Distribution Date in May 2003, the Category B Senior Percentage for such Distribution Date plus 70% of the Category B Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to May 2003 to and including the Distribution Date in May 2004, the Category B Senior Percentage for such Distribution Date plus 60% of the Category B Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Category B Senior Percentage for such Distribution Date plus 40% of the Category B Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Category B Senior Percentage for such Distribution Date plus 20% of the Category B Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category B Senior Percentage for such
                Distribution Date.

      Notwithstanding the foregoing, if on any Distribution Date the Category B Senior Percentage exceeds the Category B Senior Percentage as of the Closing Date, the Category B Senior Prepayment Percentage for such Distribution Date will equal the Category B Percentage.

      In addition, notwithstanding the foregoing, no reduction of the Category B Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and
           (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2002 and May 2003, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2003 and May 2004, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after June 2006; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2002 and May 2003, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2003 and May 2004, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006, and (e) 30% of the Original Subordinate Principal

           Balance if such Distribution Date occurs during or after June 2006.

           Category B Trigger Date: The first Distribution Date on which (A) the aggregate amount of principal payments included in Available Funds for such Distribution Date exceeds (B) the product of (i) the Percentage Reduction Factor for such Distribution Date and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the preceding Distribution Date (or as of the Cut-off Date, in the case of the first Distribution Date).

           Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

           Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
      3.02 and which must be an Eligible Account.

           Certificate Interest Rate: With respect to any Class of Certificates other than the Class S Certificates and as of any Distribution Date, the per annum fixed rate specified in Section 5.01(b). With respect to each Class of the Class S Certificates and any Distribution Date, the Strip Rate for such Class for such Distribution Date.

           Certificate Owner:  With respect to any Book-Entry
      Certificate, the person who is the beneficial owner thereof.

           Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to
      Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to
      Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

           Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
      Section 5.02.

           Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

           Class: All Certificates bearing the same class designation.

           Class B Certificate: Any Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate.

           Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

           Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or any Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component) on such Distribution Date is less than the Accrued Certificate Interest thereon for such Distribution Date.

           Class PO Certificate:  Any Class PO1 or Class PO2
      Certificate.

           Class PO Deferred Amount: As to the Class PO
      Certificates and any Distribution Date, the sum of the Class PO1 Deferred Amount for such date and Class PO2
      Deferred Amount for such date.

           Class PO1 Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss in respect of the Mortgage Loans in Loan Group 1, other than any Excess Loss with respect to such Mortgage Loans, to be allocated to the Class PO1 Certificates on such Distribution Date or previously allocated to the Class PO1 Certificates and not yet paid to the Holders of the Class PO1 Certificates pursuant to
      Section 4.01(a)(iv).

           Class PO2 Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss in respect of the Mortgage Loans in Loan Group 2, other than any Excess Loss with respect to such Mortgage Loans, to be allocated to the Class PO2 Certificates on such Distribution Date or previously allocated to the Class PO2 Certificates and not yet paid to the Holders of the Class PO2 Certificates pursuant to
      Section 4.01(a)(iv).

           Class S Certificate:  Any Class S1 or Class S2
      Certificate.

           Closing Date:  May 28, 1997.

           Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

           COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
      District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

           COFI Certificates:  None.

           COFI Determination Date: As to each Interest Accrual
      Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

           Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

           Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

           Component:  None.

           Component Certificate:  None.

           Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
      4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

           Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

           Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

           Cut-off Date:  May 1, 1997.

           Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current

      Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

           Defaulted Mortgage Loan: With respect to any
      Determination Date, a Mortgage Loan as to which the related
      Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

           Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

           Definitive Certificate:  Any Certificate, other than a
      Book-Entry Certificate, issued in definitive, fully registered form.

           Definitive Restricted Junior Certificate:  Any
      Restricted Junior Certificate that is in the form of a Definitive Certificate.

           Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

           Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

           Designated Loans:  None.

           Determination Date:  With respect to any Distribution
      Date, the fifth Business Day prior thereto.

           Discount Mortgage Loan:  Any Mortgage Loan with a Net
      Mortgage Rate less than 7.50% per annum.

           Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

           Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

           Distribution Date Statement: The statement referred to in Section 4.05(a).

           Document File:  As defined in Section 2.01.

           Due Date:  The first day of the month of the related
      Distribution Date.

           Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by Moody's its highest short-term rating,

      (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

           ERISA:  The Employee Retirement Income Security Act of
      1974, as amended.

           ERISA-Restricted Certificate:  Any Junior or Class S2
      Certificate.

           Event of Default:  An event described in Section 7.01.

           Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

           Excess Fraud Loss: Any Fraud Loss, or portion thereof,
      (i) occurring after the Fraud Coverage Termination Date or
      (ii) if on such date, in excess of the then-applicable
      Fraud Loss Amount.

           Excess Loss:  Any Excess Bankruptcy Loss, Excess Fraud
      Loss or Excess Special Hazard Loss.

           Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
      Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

           FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

           FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

           Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

           Fitch: Fitch Investors Service, L.P. and its successors.

           Fitch Formula Amount: As to each Anniversary
      Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

           FNMA: The Federal National Mortgage Association or its successor in interest.

           Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of
      (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

           Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

           Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $14,692,783 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
      Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first through the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
      (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. After the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

           Group 1 Mortgage Loan: A Mortgage Loan identified as a
      Group 1 Mortgage Loan in the Mortgage Loan Schedule.

           Group 2 Mortgage Loan: A Mortgage Loan identified as a
      Group 2 Mortgage Loan in the Mortgage Loan Schedule.

           Group I Senior Certificate:  Any Class A1, Class
      A3, Class A4, Class A6, Class A7 or Class R Certificate.

           Group I Senior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the Category A Group I Senior Optimal Principal Amount for such date and the Category B Group I Senior Optimal Principal
      Amount for such date.

           Group II Senior Certificate:  Any Class A2 or
      Class A5 Certificate.

           Group II Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the Category A Group II Senior Optimal Principal Amount for such date and the Category B Group II Senior Optimal Principal Amount for such date.

           Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

           Initial LIBOR Rate:  None.

           Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

           Insured Expenses:  Expenses covered by the Primary
      Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

           Interest Accrual Period: With respect to any
      Distribution Date and any Class of Certificates (other than the LIBOR Certificates and any Class of Principal Only Certificates), or any Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

           Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses and Debt
      Service Reductions.

           Interest Shortfall: With respect to any Distribution
      Date and each Mortgage Loan that during the related
      Prepayment Period was the subject of a Voluntary Principal
      Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                (a) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                (b) principal prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)) received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                (c) principal prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)) received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date: none; and

                (d) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

           Junior Certificate:  Any Class M or Class B
      Certificate.

           Junior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate
      Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

           (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of each of the definitions of

                Category A Group I Senior Optimal Principal
                Amount, Category B Group I Senior Optimal
                Principal Amount, Category A Group II Senior
                Optimal Principal Amount and Category B Group II
                Senior Optimal Principal Amount on such
                Distribution Date;

          (iv)  the Junior Prepayment Percentage of the
                applicable Non-PO Percentage of the Scheduled
                Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to
                Section 2.02, 2.03(a) or 3.16; and

           (v)  the Junior Prepayment Percentage of the
                applicable Non-PO Percentage of the Substitution
                Amount for any Mortgage Loan substituted during the month of such Distribution Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

      After the Class Certificate Principal Balances of the
      Junior Certificates have been reduced to zero, the Junior
      Optimal Principal Amount shall be zero.

           Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

           Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

           Latest Possible Maturity Date:  May 25, 2027.

           LIBOR: The per annum rate determined, pursuant to
      Section 5.08, on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank offered quotations of major banks).

           LIBOR Certificate:  None.

           LIBOR Determination Date: The second London Business
      Day immediately preceding the commencement of each Interest
      Accrual Period for any LIBOR Certificates.

           Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

           Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
      Section 3.03 or Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

           Liquidation Proceeds: Cash (other than Insurance
      Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

           Loan Group 1: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule as Group 1 Mortgage Loans.

           Loan Group 2: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule as Group 2 Mortgage Loans.

           London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

           Loss Allocation Limitation:  As defined in Section
      4.03(g).

           Modified Mortgage Loan:  Any Mortgage Loan which the
      Company has modified pursuant to Section 3.01(c).

           Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Net Mortgage Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

           Moody's: Moody's Investors Service, Inc. and its successors.

           Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest in real property securing a Mortgage Note.

           Mortgage File: The mortgage documents listed in
      Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

           Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

           Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund which separately identifies whether a Mortgage Loan is a Group 1 Mortgage Loan or a Group 2
      Mortgage Loan. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

           Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

           Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

           Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

           Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

           Mortgaged Property:  The property securing the Mortgage
      Note.

           Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

           Net Interest Shortfall: With respect to any
      Distribution Date, the excess, if any, of the aggregate
      Interest Shortfalls for such Distribution Date over any Compensating Interest Payment for such date.

           Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

           Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee
      Rate.

           Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

           Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

           Non-Discount Mortgage Loan:  Any Mortgage Loan with a
      Net Mortgage Rate greater than or equal to 7.50% per annum.

           Non-permitted Foreign Holder:  As defined in Section
      5.02(b).

           Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.50%. As to any Non-Discount Mortgage Loan, 100%.

           Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

           Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

           Non-U.S. Person:  As defined in Section 4.02(c).

           Notional Certificate:  Any Class S Certificate.

           Notional Component:  None.

           Notional Component Balance:  None.

           Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Scheduled Principal Balance of the Outstanding Non-Discount Mortgage Loans in Loan Group 1, in the case of the Class S1 Certificates, or in Loan Group 2, in the case of the Class S2 Certificates, as of the Due Date in the month preceding such Distribution Date. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the related Class of Class S Certificates for such Distribution Date.

           Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

           Original Subordinate Principal Balance: As set forth in the definition of Category A Senior Prepayment
      Percentage.

           Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

           Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a), 3.01(c) or 3.16 or replaced pursuant to Section 2.03(b).

           Outstanding Non-Discount Mortgage Loan:  Any
      Outstanding Mortgage Loan that is a Non-Discount Mortgage
      Loan.

           PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           PAC Certificate:  None.

           PAC Component:  None.

           Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

           Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

           Percentage Reduction Factors: The percentage reduction factors set forth in the Percentage Reduction Table at Exhibit M.

           Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

                (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

              (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

               (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency;
           and

                (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

      Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

           Person: Any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

           PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 7.50% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.50%. As to any Non-Discount Mortgage Loan, 0%.

           PO Principal Distribution Amount:  As to any
      Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

           (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and
                (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each
                Mortgage Loan which was purchased on such

                Distribution Date pursuant to Section 2.02,
                2.03(a) or 3.16; and

           (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           PO1 Principal Distribution Amount: With respect to any Distribution Date, the PO Principal Distribution Amount calculated solely by reference to the Mortgage Loans in Loan Group 1.

           PO2 Principal Distribution Amount: With respect to any Distribution Date, the PO Principal Distribution Amount calculated solely by reference to the Mortgage Loans in Loan Group 2.

           Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

           Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

           Prepayment Assumption Multiple:  235% of the Prepayment
      Assumption.

           Prepayment Distribution Trigger:  As of any
      Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal
      Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

           Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

           Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cutoff Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

           Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
      Section 3.01(f).

           Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components, and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

           Principal Only Certificate:  Any Class PO Certificate.

           Principal Only Component:  None.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01, any Purchase Price of a Modified Mortgage Loan purchased pursuant to
      Section 3.01(c) and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

           Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated May 27, 1997.

           Prohibited Transaction Exemption:  U.S. Department of
      Labor Prohibited Transaction Exemption 90-83, 55 Fed. Reg.
      50250, December 5, 1990.

           Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

           Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan; and provided, further, that if such

      Mortgage Loan is a Modified Mortgage Loan, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which such Modified Mortgage Loan is assigned to the Company pursuant to Section 3.01(c).

           QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

           Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and Moody's; except that for purposes of the Class M, Class B1, Class B2, Class B3 and Class B4 Certificates, Fitch shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

           Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

           Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
      Date.

           Reference Banks:  As defined in Section 5.08.

           Relief Act:  The Soldiers' and Sailors' Civil Relief
      Act of 1940, as amended.

           Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

           REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           REO Mortgage Loan: Any Mortgage Loan which is not a
      Liquidated Mortgage Loan and as to which the related
      Mortgaged Property is held as part of the Trust Fund.

           REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
      (including, without limitation, proceeds from the rental of the related Mortgaged Property).

           Reserve Fund:  None.

           Reserve Interest Rate:  As defined in Section 5.08.

           Residual Certificate:  Any Class R Certificate.

           Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           Restricted Certificate:  Any Restricted Junior
      Certificate or Class S2 Certificate.

           Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

           S&P: Standard & Poor's Rating Services, a division of
      The McGraw-Hill Companies, Inc., and its successors.

           SAIF:  The Savings Association Insurance Fund of the
      FDIC, or its successor in interest.

           Scheduled Balance: As to any Distribution Date and any
      Class of Scheduled Certificates and any Scheduled
      Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           Scheduled Certificates:  None.

           Scheduled Component:  None.

           Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

           Senior Certificate:  Any Certificate other than a
      Junior Certificate or Class S Certificate.

           Senior Certificate Principal Balance: As of any
      Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates
      (other than any Class PO Certificates).

           Senior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the Group
      I Senior Optimal Principal Amount for such date and the Group II Senior Optimal Principal Amount for such date.

           Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage:  As to any Distribution
      Date, the Category A Senior Prepayment Percentage plus the
      Category B Senior Prepayment Percentage.

           Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

           Servicing Fee: As to any Mortgage Loan and
      Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate for such Mortgage Loan.

           Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

           Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

           Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

           Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

           (1)  normal wear and tear;

           (2) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

           (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

      or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

           Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,897,594 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

           Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

           Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Startup Day:  As defined in Section 2.06(c).

           Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans in Loan Group 1, in the case of the Class S1 Certificates, or in Loan Group 2, in the case of the Class S2 Certificates, as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) 7.50%; provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of such preceding calendar month.

           Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to
      Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds
      (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

           Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

           TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           TAC Certificates:  None.

           TAC Component:  None.

           Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or Moody's below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

           Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

                (i)  the Mortgage Loans;

               (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01;

              (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to
           Section 4.04(b);

               (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
           2.02 or 2.03;

                (v) the obligation of the Company to purchase any Modified Mortgage Loan pursuant to Section 3.01(c);

               (vi) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

              (vii) the proceeds of the Primary Insurance
           Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans;

             (viii) the Certificate Account established pursuant to Section 3.02(d);

               (ix) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e); and

                (x) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e).

           Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

           Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
      Section 3.06.

           Unpaid Class Interest Shortfall: As to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or any Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component) pursuant to
      Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates), and any Component thereof (other than any Principal Only Component), and the Class S Certificates, Section 4.01(a)(vi), in the case of the Class M Certificates,
      Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates.

           Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)).

           Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 97.00% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates, 2.00% of all Voting Rights shall be allocated to the Class S1 Certificates and 1.00%
      of all Voting Rights shall be allocated to the Class S2 Certificates. Voting Rights allocated to the Class S1 and Class S2 Certificates shall be allocated among the Certificates of each such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.


                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

           Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

           In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to each Mortgage Loan
(other than any Designated Loan) so transferred and assigned:

           (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

          (ii)  Any assumption and modification agreement; and

         (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee.

With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

           With respect to each Designated Loan, within 45 days of the Closing Date the Company shall deliver to the Trustee either (a) the documents referred to in clauses (i) and (ii) of the second preceding paragraph, provided that if the Company cannot locate such documents in the form initially executed by the Mortgagor and the obligor under any assumption and modification agreement, then it shall use reasonable efforts to obtain, and may deliver, new documents executed by such parties evidencing their obligations under the initial documents or (b) an Opinion of Counsel satisfactory to the Trustee from counsel admitted to practice in the jurisdiction in which the related Mortgaged Property is located to the effect that the absence of the original Mortgage Note or assumption and modification agreement, as the case may be, will not preclude the Company as servicer from initiating or prosecuting to completion any foreclosure proceeding with respect to such Mortgaged Property. If such documents are not so delivered within 45 days of the Closing Date, the Company will use its best reasonable efforts (and the Trustee will have no obligation to inquire as to such efforts) to substitute another Mortgage Loan for such Designated Loan on the next succeeding Distribution Date pursuant to Section 2.03(b). If the Company is unable to effect such substitution, it shall repurchase such Designated Loan on such Distribution Date pursuant to Section 2.03(a).

           In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

           (i) the Mortgage with evidence of recording indicated thereon;

          (ii)  a copy of the title insurance policy; and

         (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans. The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Pending delivery of the documents referred to in the second preceding sentence, such evidence of primary mortgage insurance shall include a copy of the relevant Primary Insurance Policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

           The Company shall not be required to record the assignments of the Mortgages to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording information in the assignments of the Mortgages to the Trustee and shall cause the same to be recorded, at the Company's expense, in the appropriate public office for real property records, except that the Company need not cause to be so completed and recorded any assignment which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record the assignment of Mortgages in the circumstances provided above, the Trustee shall record or cause to be recorded such assignment at the expense of the Company. In connection with the recording of any such assignment, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording. Notwithstanding the foregoing, at any time the Company may record, or cause to be recorded, the assignments of Mortgages at the expense of the Company.

           Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of (x) the Mortgage Notes and the assumption and modification agreements, if any, or (y) an Opinion of Counsel described in the fourth paragraph of Section 2.01, as applicable, with respect to each Designated Loan, and
(iii) delivery of the recorded Mortgages, title insurance policies and recorded intervening assignments of Mortgage, if any, to ascertain that all required documents set forth in
Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

           Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related

Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

           Section 2.03.  Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

           (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the date of the initial issuance of the Certificates, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

          (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

           (v) As of the date of the initial issuance of the Certificates, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

          (vi) As of the date of the initial issuance of the Certificates, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

         (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

        (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage is free of material damage and is in good repair;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

           (x) A lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor, in either case, in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

          (xi) The original principal amount of each Mortgage Note was not more than 95.00% of the Original Value; as of the Cut-off Date, no more than 26.75% of the Mortgage Loans by Scheduled Principal Balance had original principal amounts of more than 80% of the Original Value and each Mortgage Note having an original principal amount in excess of 80% of the Original Value is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

         (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than thirty years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.750% per annum and not greater than 9.875% per annum. The Mortgage Rate of each Mortgage
      Note is fixed for the life of the related Mortgage Loan;

        (xiii) The improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of
      Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

         (xiv) As of the Cut-off Date, no more than 18.25% of the Mortgage Loans by Scheduled Principal Balance had a
      Scheduled Principal Balance of more than $400,000;

          (xv) As of the Cut-off Date, no more than 0.75% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

         (xvi) As of the Cut-off Date, at least 97.00% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

        (xvii) As of the Cut-off Date, at least 92.00% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

       (xviii) As of the Cut-off Date, no more than 3.75% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. With respect to only the Group 2 Mortgage Loans, as to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC or (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements. As of the Cut-off Date, no more than 0.25% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

         (xix) No Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property, and each Mortgagor holds fee title to the related Mortgaged
      Property;

          (xx) As of the Cut-off Date, no more than 2.00% of the Mortgage Loans by Scheduled Principal Balance constituted Buydown Mortgage Loans. The maximum Buydown Period for any Buydown Mortgage Loan is three years, and the maximum difference between the stated Mortgage Rate of any Buydown Mortgage Loan and the rate paid by the related Mortgagor is three percentage points. Each Buydown Mortgage Loan has been fully funded;

         (xxi)  The original principal balances of the Mortgage
      Loans range from $27,300 to $1,000,000;

        (xxii) As of the Cut-off Date, no more than 2.75% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes, no more than 0.25% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

       (xxiii) All appraisals are on forms acceptable to either
      FNMA or FHLMC, including information regarding three comparable properties;

        (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

         (xxv) To the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

        (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

       (xxvii)  As of the Closing Date, each Mortgage Loan is a
      "qualified mortgage" as defined in Section 860G(a)(3) of the Code; and

      (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

           (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

           Section 2.04.  Execution of Certificates.  The Trustee
has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the


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



Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

           Section 2.05. Designations under the REMIC Provisions.
(a) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificates, as "regular interests," and the Class R Certificate as the single class of "residual interests," in the REMIC established hereunder for purposes of the REMIC Provisions.

           (b) The Closing Date will be the "Startup Day" for the
REMIC established hereunder for purposes of the REMIC Provisions.

           (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

           (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

           (e) In no event shall the assets described in clause
(x) of the definition of the term Trust Fund constitute a part of the REMIC established hereunder.


                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

           Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

           (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

         (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

           (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

         (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax, except for taxes for which the Company is required to indemnify the REMIC pursuant to Section 3.01(c);

        (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in
      Section 5.01(b);

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless (1) the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC or (2) such "prohibited transactions" arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.01(c);

           (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC, except such as may arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.01(c);

          (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

         (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such


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      other person as may be required to sign such returns by the
      Code or state or local laws, regulations or rules; and

        (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. The Company shall not be entitled to be reimbursed for any taxes paid pursuant to the indemnification provisions of Section 3.01(c) (except as provided therein). With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

           (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such cer-tification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney


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and other documents necessary or appropriate to enable the
Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in Section 3.01(c), the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

           (c) The Company may agree to a modification of any Mortgage Loan (the "Relevant Mortgage Loan") upon the request of the related Mortgagor, provided that (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Relevant Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated mortgage loans having similar terms,
(ii) the aggregate of the adjusted bases of all Modified Mortgage Loans (including the Relevant Mortgage Loan) plus the aggregate adjusted bases of any assets that are not qualified mortgages or Permitted Investments under Code Section 860GA that are assets of the REMIC established hereunder at all times on any day is less than one percent of the aggregate of the adjusted bases of all assets of the REMIC (including such Modified Mortgage Loans) on such day, and (iii) the Company purchases the Relevant Mortgage Loan from the Trust Fund as described below. Effective immediately after such modification, and, in any event, on the same Business Day on which the modification occurs, all right, title and interest of the Trustee in and to the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Company and all benefits and burdens of ownership thereof, including without limitation the right to accrued interest thereon from and including the date of modification and the risk of default thereon, shall pass to the Company. To confirm such transfer and assignment, the Company, as servicer hereunder, as soon as practicable shall execute an instrument of assignment of the Modified Mortgage Loan without recourse in customary form to the Company in its individual capacity. The Company shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that (i) an amount equal to the Purchase Price of such Modified Mortgage Loan has been credited to the Mortgage Loan Payment Record on the date of the transfer and assignment of such Modified Mortgage Loan to the Company and (ii) all requirements of the first paragraph of this subsection (c) have been satisfied with respect to such Modified Mortgage Loan.

           The Company shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to
Section 3.02(d) on the Business Day prior to the Distribution
Date on which such funds are considered Available Funds,


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



provided, however, that if the Company is required to deposit funds in one or more Eligible Accounts on a daily basis pursuant to Section 3.02(e), the Purchase Price for any Modified Mortgage Loan shall be deposited therein within one Business Day after the purchase of such Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary more fully to vest in the Company any Modified Mortgage Loan previously transferred and assigned pursuant hereto.

           The Company covenants and agrees to indemnify the Trust Fund against any and all liability for any "prohibited transaction" taxes and any related interest, additions and penalties imposed on the REMIC established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (c), any holding of a Modified Mortgage Loan by the REMIC or any purchase of a Modified Mortgage Loan by the Company (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Company shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest and penalties, together with interest thereon, is refunded to the Trust Fund or the Company.

           (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

           (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

           (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

           (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

           Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than 180 days after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.



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



           (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

           (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date,
      (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

          (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

         (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03, 3.01(c) and 3.16 (including any amounts received in respect of a substitution of a Mortgage
      Loan);

          (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company; and

           (v)  All REO Proceeds.

The foregoing requirements respecting credits to the Mortgage
Loan Payment Record are exclusive, it being understood that,


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



without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

           (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection
(d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

           (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall deposit, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the Available Funds for such Distribution Date. If the Trustee does not receive such deposit by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

           (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of any Trigger Event, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the


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



Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Cer-tificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and deposits to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this
Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

           Section 3.03. Collection of Taxes, Assessments and Other Items. The Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors


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



any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

           Section 3.04. Permitted Debits to the Mortgage Loan
Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

           (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

          (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

         (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

          (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan, Defaulted Mortgage Loan, or Modified Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

           (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation
      Proceeds in
      respect of such Mortgage Loan;

          (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a


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



      particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

         (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

        (viii) To make deposits into the Certificate Account pursuant to Section 3.02(d); and

          (ix) To deduct any amount credited to the Mortgage Loan
      Payment Record in error.

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

           Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to
Section 3.04.

           (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

           Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections
3.03 and 3.04. In cases in which property securing any Mortgage Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first


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



sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

           Section 3.07. Assumption and Modification Agreements.
(a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

           (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

           Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of


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delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

           (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and


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after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

           (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or
(iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the


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Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

           (d) Any collection of Insurance Proceeds or
Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

           (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be


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deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such Agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

           Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in
Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time


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credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

           Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03, 3.04 and 3.08.

           (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses


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incurred by it.  Such fees shall be additional servicing
compensation to the Company.

           Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in
Section 3.04.

           Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 1998, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

           Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 1998, the Company at its expense shall cause a firm of independent public accountants (who may also render other services to the Company) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Securities Act of 1933 with the Certificates is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any Primary Servicer, upon comparable reports of independent public accountants with respect to such Primary Servicer.


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           Section 3.14. Access to Certain Documentation and
Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

           Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

           Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.


                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

           Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

           (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that Accrued


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



      Certificate Interest on the Class A7 Certificates for such Distribution Date shall be applied in the manner provided in Section 4.01(e); and provided further, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereon or added to the Certificate Principal Balance thereof;

          (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any Unpaid Class Interest Shortfall for the Class A7 Certificates for such Distribution Date shall be applied in the manner provided in Section 4.01(e); and provided further, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

         (iii) to the Classes of Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, concurrently as follows:

                (A) to the Class PO Certificates, the PO
           Principal Distribution Amount for such Distribution Date (any shortfall in Available Funds being allocated among such Class PO Certificates in proportion to the PO Principal Distribution Amount otherwise distributable thereon), concurrently, as follows:

                     (1) to the Class PO1 Certificates, the PO1
                Principal Distribution Amount for such
                Distribution Date, until the Class Certificate
                Principal Balance thereof has been reduced to zero; and

                     (2) to the Class PO2 Certificates, the PO2
                Principal Distribution Amount for such
                Distribution Date, until the Class Certificate
                Principal Balance thereof has been reduced to zero;

                (B) to the Group I Senior Certificates, the Group I Senior Optimal Principal Amount for such Distribution Date, concurrently, as follows:

                     (1) to the Category A Group I Senior
                Certificates, the Category A Group I Senior
                Optimal Principal Amount for such Distribution Date, in the following order of priority:



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                          first, to the Class R Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

                          second, to the Class A1 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

                         third, to the Class A3 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         fourth, to the Class A4 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

               (2) to the Category B Group I Senior
                Certificates, the Category B Group I Senior
                Optimal Principal Amount for such Distribution
                Date, as follows:

                On each Distribution Date prior to the occurrence of the Category B Trigger Date, in the following order of priority:

                         first, to the Class A6 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         second, to the Class A7 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

                On each Distribution Date on and after the Category B Trigger Date, in the following order of priority:

                         first, to the Class A7 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         second, to the Class A6 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

                (C) to the Group II Senior Certificates, the
           Group II Senior Optimal Principal Amount for such
           Distribution Date, concurrently, as follows:

                  (1) to the Class A5 Certificates, the Category
                A Group II Senior Optimal Principal Amount for such Distribution Date, until the Class


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



                Certificate Principal Balance thereof has been reduced to zero; and

                  (2) to the Class A2 Certificates, the Category
                B Group II Senior Optimal Principal Amount for such Distribution Date, until the Class
                Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date (any shortfall in Available Funds being allocated among such Class PO Certificates in proportion to the Class PO Deferred Amount otherwise distributable thereon), concurrently, as follows:

                  (1) to the Class PO1 Certificates, the Class
                PO1 Deferred Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                  (2) to the Class PO2 Certificates, the Class
                PO2 Deferred Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

      provided, that any such amounts distributed to the Class PO
      Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balances of the related
      Class PO Certificates;

           (v)  to the Class M Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (vi)  to the Class M Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

        (viii)  to the Class B1 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (ix)  to the Class B1 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's


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



      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xi)  to the Class B2 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xii)  to the Class B2 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

        (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

         (xiv)  to the Class B3 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (xv)  to the Class B3 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

        (xvii)  to the Class B4 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

       (xviii)  to the Class B4 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xx)  to the Class B5 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xxi)  to the Class B5 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date; and

        (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause


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



(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

           (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01. Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

           (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to Sections 4.01(a)(iii)(B) and (C) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Sections 4.01(a)(iii)(B) and (C).

           (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

           (e) On each Distribution Date through the Accretion Termination Date, amounts allocable to the Class A7 Certificates pursuant to clauses (a)(i) and (a)(ii) of this Section 4.01 shall not be distributable to the Class A7 Certificates pursuant to such clauses but shall instead be (i) added to the Class Certificate Principal Balance thereof to the extent of the Accrual Amount for such Distribution Date, and (ii) distributed to the following Classes of Certificates, before any distributions are made pursuant to Section 4.01(a)(iii), in the following order of priority:



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



           first, to the Class A6 Certificates, in reduction of the Class Certificate Principal Balance thereof, until the Class Certificate Principal Balance thereof has been reduced to zero; and

           second, to the Class A7 Certificates, as Accrued
      Certificate Interest thereon.

On each Distribution Date occurring after the Accretion
Termination Date, amounts allocable to the Class A7 Certificates pursuant to clauses (a)(i) and (a)(ii) of this Section 4.01 shall be distributable on such Distribution Date pursuant to such clauses to Holders of the Class A7 Certificates as Accrued
Certificate Interest.

           Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

           (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

           (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any


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applicable certification required to be furnished by
Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

           (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess
Loss) shall be allocated as follows:

           (i) the applicable PO Percentage of the principal portion of any such Realized Loss in Loan Group 1 and Loan Group 2 shall be allocated to the Class PO1 Certificates and Class PO2 Certificates, respectively, until, in each case, the Class Certificate Principal Balance thereof has been reduced to zero; and

          (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

                first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;



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



                fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

           (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss in respect of the Group 1 Mortgage Loans and Group 2 Mortgage Loans shall be allocated to the Class PO1 Certificates and Class PO2 Certificates, respectively, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

           (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing


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the Certificate Principal Balance (or, in the case of any
Component, the Component Principal Balance) of the related
Certificates (or Components) on the related Distribution Date in accordance with Section 4.03(e).

           (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO1 Deferred Amount or Class PO2 Deferred Amount, as the case may be, for such date.

           (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

           (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

           Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a) or purchase any Modified Mortgage Loan pursuant to Section 3.01(c)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs (or, in the case of a purchase of a Modified Mortgage Loan, in the month in which the Purchase Price thereof is required to be deposited in


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



the Certificate Account). The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to deposit in the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

           (b) In the event that the Company deposits or expects to deposit less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so deposited, if any, shall be deemed to have been deposited first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

           (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

           Section 4.05. Statements to Certificateholders. (a) Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

           (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal
      Prepay-ments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage
      Loans and Defective Mortgage Loans purchased pursuant to Section


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



      2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section
      2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution
      Date);

          (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate
      Principal Balance of any Class of Accrual Certificates;

         (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due
      Date after giving effect to all distributions allocable to principal made on such Distribution Date;

           (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

          (vi)  The Pay-out Rate applicable to each Class of
      Certificates;

         (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

        (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;



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



          (ix) The Scheduled Principal Balance of any Mortgage
      Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section
      3.01(c);

           (x) The Certificate Interest Rates of any LIBOR Certificates, any COFI Certificates and the Class S Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

          (xi) The Senior Percentage, Group I Senior Percentage, Group II Senior Percentage, the Category A Percentage, the Category B Percentage, the Category A Senior Percentage, the Category B Senior Percentage, the Category A Group I Senior Percentage, the Category B Group I Senior Percentage, the Category A Group II Senior Percentage, the Category B Group II Senior Percentage and Junior Percentage for such Distribution Date; and

         (xii) The Senior Prepayment Percentage, Group I Senior Prepayment Percentage, Group II Senior Prepayment Percentage, the Category A Senior Prepayment Percentage, the Category B Senior Prepayment Percentage, the Category B Group I Scheduled Distribution Percentage, the Category B Group II Scheduled Distribution Percentage, the Category A Group I Senior Prepayment Percentage, the Category B Group I Senior Prepayment Percentage, the Category A Group II Senior Prepayment Percentage, the Category B Group II Senior Prepayment Percentage and Junior Prepayment Percentage for such Distribution Date.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with


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



any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

           (b) On or prior to January 20th of each year, commencing in 1998, the Company shall furnish to the Trustee for mailing to each Person who at any time during the calendar year was a Certificateholder a statement containing information required to be provided pursuant to the Code.

           Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

           Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1997, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.



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



           Section 4.08. Reduction of Servicing Fees by
Compensating Interest Payments. The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.


                             ARTICLE V

                         THE CERTIFICATES

           Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

           (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $489,759,420.34. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:



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



                   Initial
                    Class
                  Certificate    Certificate
                   Principal      Interest             Minimum
Designation         Balance         Rate            Denominations
-----------         -------         ----            -------------

Class A1        $ 31,189,544.00      7.50%              $25,000
Class A2         201,185,712.00      7.50                25,000
Class A3           6,100,000.00      7.50                 1,000
Class A4           1,950,000.00      7.50                 1,000
Class A5           9,932,841.00      7.50                25,000
Class A6         207,451,189.00      7.50                25,000
Class A7          10,500,000.00      7.50                25,000
Class PO1            135,619.83      0.00                40,000
Class PO2            499,637.98      0.00                42,000
Class M            7,346,391.00      7.50               100,000
Class B1           4,897,594.00      7.50               100,000
Class B2           3,673,196.00      7.50               100,000
Class B3           2,448,797.00      7.50               250,000
Class B4             734,639.00      7.50               250,000
Class B5           1,714,159.53      7.50               250,000
Class S1                  (1)        (1)              1,100,000
Class S2                  (1)        (1)             12,500,000
Class R                 100.00       7.50                   100

--------

(1) The Class S1 and Class S2 Certificates are issued with initial Notional Principal Balances of $133,352,920.86 and
      $326,156,871.46, respectively, and shall bear interest at the related Strip Rate.

           (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 (or $1,000,000 in the case of the Class S Certificates) in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Certificates other than the Residual Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

           (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

           (e) The Strip Rate for each Class of Class S
Certificates for each Interest Accrual Period shall be determined by the Company and included in the Servicer's Certificate for the related Distribution Date.

           Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.

Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

           (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign

Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class S2 Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company


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against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of
(i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class S2 Certificates to the Company or upon any subsequent transfer of any Class S2 Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

           (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.


                                101

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          (ii) No transfer of a Residual Certificate shall be
made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

           (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

           (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to


                                102

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certificates for the Book-Entry Certificates and (viii) the
Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

           (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           (g) On or prior to the Closing Date, there shall be delivered to the Depository one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

           Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat


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the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

           Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           Section 5.06. Representation of Certain
Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

           Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI".

The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

           (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

           (c) If at any time after the occurrence of an Alternative Rate Event the Federal Home Loan Bank of San
Francisco resumes publication of COFI, the Certificate Interest
Rates for the COFI Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

           Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

           (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

          (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either
      (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

         (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

           (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service.

           (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

           (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

           (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Reuters Screen LIBO Page" (as described in the definition of LIBOR hereof) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.


                            ARTICLE VI

                            THE COMPANY

           Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

           Section 6.02. Merger or Consolidation of, or
Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

           Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.



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



           Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.


                            ARTICLE VII

                              DEFAULT

           Section 7.01.  Events of Default.  If any one of the
following events ("Events of Default") shall occur and be continuing:

           (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

          (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

         (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights


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of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

           Section 7.02. Trustee to Act; Appointment of
Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

           (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to


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the same extent as the Company is so required pursuant to Section
3.15.

           Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                           ARTICLE VIII

                            THE TRUSTEE

           Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;



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          (ii) The Trustee shall not be personally liable for an
      error of judgment made in good faith by a Responsible
      Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

         (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The Trustee shall not be charged with knowledge of
      (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and
      (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in
      Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

           Section 8.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 8.01:

           (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any


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      resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The


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      reasonable expense of every such investigation shall be
      paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

           Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

           Section 8.04. Trustee May Own Certificates. The
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

           Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and


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hold it harmless against, any and all losses, liabilities,
damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

           Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

           Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee


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will enable the Company to avoid (and should, based on the
information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

           Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee,


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the successor Trustee shall cause such notice to be mailed at the expense of the Company.

           Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be


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      performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

         (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

           Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.


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                            ARTICLE IX

                            TERMINATION

           Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made


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upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section
4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

           Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the


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Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
      Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

           (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

           (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

           Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

           Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

           Section 10.03. Limitation on Rights of
Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

           Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Structured Finance Surveillance, and (d) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Mortgage-Backed Securities, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

           Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

           Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                           *     *     *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                               GE CAPITAL MORTGAGE
                                 SERVICES, INC.


                               By:______________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:__________________________
   Name:
   Title:
                               STATE STREET BANK AND
                                 TRUST COMPANY,
                                as Trustee


                               By:______________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:__________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


           On the       day of May, 1997 before me, a notary
public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________;
that he/she is a(n) _________________________ of GE Capital
Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                                  _______________________________
                                          Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


           On the day of May, 1997 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                                  _______________________________
                                          Notary Public



[Notarial Seal]

                             EXHIBIT A

                       FORMS OF CERTIFICATES

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A1 Certificate
                                    Principal Balance:
Class A1                              $31,189,544.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6L0
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee
(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_______________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity
but solely as Trustee


Dated:_________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:_____________________




_________________________________________
Signature by or on behalf of assignor




______________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A2 Certificate
                                    Principal Balance:
Class A2                              $201,185,712.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6M8
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A3 Certificate
                                    Principal Balance:
Class A3                              $6,100,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6N6
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A4 Certificate
                                    Principal Balance:
Class A4                              $1,950,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6P1
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A5 Certificate
                                    Principal Balance:
Class A5                              $9,932,841.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6Q9
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A6 Certificate
                                    Principal Balance:
Class A6                              $207,451,189.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6R7
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A7 Certificate
                                    Principal Balance:
Class A7                              $10,500,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6S5
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class M Certificate
                                    Principal Balance:
Class M                               $7,346,391.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6X4
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee
(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_____________________________
                          Name:
                          Title:



Countersigned:


By________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:____________________




_________________________________________
Signature by or on behalf of assignor




____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $4,897,594.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6Y2
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $3,673,196.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6Z9
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $2,448,797.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T7A3
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee
(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_________________________________
                          Name:
                          Title:



Countersigned:


By___________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:____________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:_____________________




__________________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated_____________________     ____________________________________
                                                       (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the

Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated_____________________      ___________________________________
                                                       (Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated_____________________      ___________________________________
                                                       (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $734,639.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T7B1
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $1,714,159.53

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T7C9
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R Certificate
                                    Principal Balance:
Class R                               $100.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6T3
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee
(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_________________________________
                          Name:
                          Title:



Countersigned:


By______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:____________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:___________________




________________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

      *The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5

          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class PO1 Certificate
                                       Principal Balance:
Class PO1                                 $135,619.83

Certificate Interest                Initial Certificate Principal
  Rate per annum:                      Balance of this Certificate:
non-interest bearing                      $

Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP: 36157T6U0
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the
"Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or
Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee
(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:________________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:_________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:______________________




_________________________________________
Signature by or on behalf of assignor




_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class PO2 Certificate
                                       Principal Balance:
Class PO2                                 $499,637.98

Certificate Interest                Initial Certificate Principal
  Rate per annum:                      Balance of this Certificate:
non-interest bearing                      $

Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP: 36157T6V8
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S1 NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE SCHEDULED PRINCIPAL BALANCE OF THE NON-DISCOUNT MORTGAGE LOANS IN LOAN GROUP 1 AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class S1 Notional
                                    Principal Balance:
Class S1                              $133,352,920.86

Certificate Interest                Initial Notional Principal
  Rate per annum: variable          Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:            CUSIP:  36157T6W6
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any

Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage

Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                               STATE STREET BANK AND TRUST
                               COMPANY, not in its individual
                               capacity but solely as Trustee


(SEAL)                         By:________________________________
                                  Name:
                                  Title:


Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

__________________________________________________________________

__________________________________________________________________
 (Please print or typewrite name and address including postal zip code of assignee)


__________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________



Dated:_____________________


________________________________________
Signature by or on behalf of assignor


____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S2 NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE SCHEDULED PRINCIPAL BALANCE OF THE NON-DISCOUNT MORTGAGE LOANS IN LOAN GROUP 2 AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]1

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]2

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

--------

1 To be included in Class S2 Certificate issued to the Company.

2 To be included only in Class S2 Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-5


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class S2 Notional
                                    Principal Balance:
Class S2                              $326,156,871.46

Certificate Interest                Initial Notional Principal
  Rate per annum: variable          Balance of this Certificate:
                                      $
Cut-off Date:
May 1, 1997

First Distribution Date:
June 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-5, issued in eighteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R, Class PO1, Class PO2, Class S1, Class S2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any

Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class S2 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class S2 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled

Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                               STATE STREET BANK AND TRUST
                               COMPANY, not in its individual
                               capacity but solely as Trustee


(SEAL)                         By:_______________________________
                                  Name:
                                  Title:


Countersigned:


By_________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:___________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

__________________________________________________________________

__________________________________________________________________
  (Please print or typewrite name and address including postal zip code of assignee)


__________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________


Dated:___________________


_________________________________________
Signature by or on behalf of assignor


______________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           [In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated____________________        ________________________________
                                                     (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the

Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated____________________        ________________________________
                                                   (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated____________________        ________________________________
                                                   (Signature)]3

--------

3 To be included only in Class S2 Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

                             EXHIBIT B

                    PRINCIPAL BALANCE SCHEDULES

                         [Not Applicable]

                             EXHIBIT C

                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note,
(iv) the scheduled monthly level payment of principal and interest, (v) the loan-to-value ratio, (vi) the maturity date of the Mortgage Note, (vii) the Servicing Fee Rate for such Mortgage Loan and (viii) whether such Mortgage Loan is a Group 1 Mortgage Loan or a Group 2 Mortgage Loan.]


                           LOAN GROUP 1

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589237     MORTGAGORS: OPINSKY              JEROME
                               OPINSKY              BARBARA
    REGION CODE    ADDRESS   : 1017 FERN PARK DR
        01         CITY      :    SAINT LOUIS
                   STATE/ZIP : MO  63141
    MORTGAGE AMOUNT :   120,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    119,857.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       933.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589245     MORTGAGORS: SHARPE               LINDA

    REGION CODE    ADDRESS   : 2217   MANCHESTER
        01         CITY      :    CARDIFF BY THE SEA
                   STATE/ZIP : CA  92007
    MORTGAGE AMOUNT :   231,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,911.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,757.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589252     MORTGAGORS: PRICE                JAMES
                               PRICE                CHRISTINA
    REGION CODE    ADDRESS   : 135    CRESTWICKE TRACE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,739.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,065.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.81200
    ----------------------------------------------------------------
0   0007589260     MORTGAGORS: FELSHER              JONATHAN

    REGION CODE    ADDRESS   : 970 PALMERS MILL ROAD
        01         CITY      :    MEDIA
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   368,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,252.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,703.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 44.93900
    ----------------------------------------------------------------
0   0007589278     MORTGAGORS: HURM                 RAYMOND
                               HURM                 EUNICE
    REGION CODE    ADDRESS   : 441 A AVENUE
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   432,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    432,231.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,213.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.27000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,560,500.00
                               P & I AMT:     11,673.26
                               UPB AMT:   1,558,993.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589286     MORTGAGORS: ROBBERSON            FOSTER
                               ROBBERSON            DEBORAH
    REGION CODE    ADDRESS   : 6302   E CATESBY RD
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   371,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,637.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,664.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 67.61800
    ----------------------------------------------------------------
0   0007589294     MORTGAGORS: OSEI                 JOSEPH
                               OSEI                 EVELYN
    REGION CODE    ADDRESS   : 15708  SLEEPY OAK RD
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91710
    MORTGAGE AMOUNT :   241,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,125.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,707.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007589302     MORTGAGORS: ZIMBLER              EDWARD
                               ZIMBLER              LOLA
    REGION CODE    ADDRESS   : 9123   SAWYER STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,756.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589310     MORTGAGORS: FREESE               PAUL
                               FREESE               DENISE
    REGION CODE    ADDRESS   : 3312 KEESHEN DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,817.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589336     MORTGAGORS: VIERA                MICHAEL
                               LYMAN                KAREN
    REGION CODE    ADDRESS   : 1190 BERKELEY AVENUE
        01         CITY      :    CLAREMONT
                   STATE/ZIP : CA  91711
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,537.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,613.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,609,200.00
                               P & I AMT:     11,743.77
                               UPB AMT:   1,607,874.93

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589344     MORTGAGORS: BLACKMAN             A
                               BLACKMAN             ANITA
    REGION CODE    ADDRESS   : 4847 GAYNOR AVENUE
        01         CITY      :    ENCINO AREA
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   298,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,977.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,137.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589351     MORTGAGORS: YEAGER               EDWARD
                               WALLACE              LINDA
    REGION CODE    ADDRESS   : 2784 CARLARIS ROAD
        01         CITY      :    SAN MARINO
                   STATE/ZIP : CA  91108
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,385.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,474.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589369     MORTGAGORS: MADRID               BRYAN
                               MADRID               JENNIFER
    REGION CODE    ADDRESS   : 17932 LUCERO WAY
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92780
    MORTGAGE AMOUNT :   208,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    207,833.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,490.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.03700
    ----------------------------------------------------------------
0   0007589377     MORTGAGORS: TRAN                 DOUGLAS
                               TRAN                 TRANG
    REGION CODE    ADDRESS   : 22 PELICAN POINT DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    999,362.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,512.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   015
    LTV :                 47.61900
    ----------------------------------------------------------------
0   0007589385     MORTGAGORS: ASHER                WILLIAM

    REGION CODE    ADDRESS   : 54895  FIRESTONE
        01         CITY      :    LA QUINTA
                   STATE/ZIP : CA  92253
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,697.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.23000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,199,400.00
                               P & I AMT:     16,266.44
                               UPB AMT:   2,197,255.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589393     MORTGAGORS: KILBANE              BARBARA

    REGION CODE    ADDRESS   : 8881 PASEO RANCHERO COURT
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89117
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,665.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.83300
    ----------------------------------------------------------------
0   0007589401     MORTGAGORS: MANN                 ERNEST
                               MANN                 JEANNE
    REGION CODE    ADDRESS   : 2108   SCARLET ROSE DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89134
    MORTGAGE AMOUNT :   248,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,179.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.98600
    ----------------------------------------------------------------
0   0007589419     MORTGAGORS: PALEVSKY             LYNDA

    REGION CODE    ADDRESS   : 732 FARAWAY ROAD
        01         CITY      :    SNOWMASS VILLAGE
                   STATE/ZIP : CO  81615
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,454.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 37.43300
    ----------------------------------------------------------------
0   0007589427     MORTGAGORS: JAMNER               LARRY
                               JAMNER               MARGARET
    REGION CODE    ADDRESS   : 420 HIGH DRIVE
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,355.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,247.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 67.39100
    ----------------------------------------------------------------
0   0007589435     MORTGAGORS: SCHULTE              ROBERT
                               SCHULTE              BETTINA
    REGION CODE    ADDRESS   : 16242 N 110TH ST
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   400,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,467.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,871.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.83000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,564,100.00
                               P & I AMT:     11,350.56
                               UPB AMT:   1,562,121.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589443     MORTGAGORS: WITKOWSKI            WARREN
                               WITKOWSKI            JACQUELINE
    REGION CODE    ADDRESS   : 13385 E CAMINO LA CEBADILLA
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85749
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,856.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0007589450     MORTGAGORS: CHAN                 STEVEN
                               NAKAMA               KARI
    REGION CODE    ADDRESS   : 208 N JUANITA AVENUE #3
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   233,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,943.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007589468     MORTGAGORS: NATHAN               EDWARD
                               NATHAN               SANDRA
    REGION CODE    ADDRESS   : 10032 CHARLEMONT DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89134
    MORTGAGE AMOUNT :   297,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,645.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,159.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.95900
    ----------------------------------------------------------------
0   0007589476     MORTGAGORS: MARTIN               JAMES
                               MARTIN               PATRICIA
    REGION CODE    ADDRESS   : 8835 EAGLENEST ROAD
        01         CITY      :    SPARKS
                   STATE/ZIP : NV  89436
    MORTGAGE AMOUNT :   222,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,638.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,576.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.57100
    ----------------------------------------------------------------
0   0007589484     MORTGAGORS: SCHMIDT              JOHN
                               SCHMIDT              JEANETTE
    REGION CODE    ADDRESS   : 5724 PEPPERTREE PLACE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87111
    MORTGAGE AMOUNT :   136,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    136,408.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,001.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,110,250.00
                               P & I AMT:      8,082.07
                               UPB AMT:   1,109,491.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589492     MORTGAGORS: MASON                DANIEL
                               MASON                TONI
    REGION CODE    ADDRESS   : 700 N DOBSON ROAD #12
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85224
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,713.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 58.22200
    ----------------------------------------------------------------
0   0007589500     MORTGAGORS: MAIETTA              MARY

    REGION CODE    ADDRESS   : 1881   WASHINGTON AVENUE 5H
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33139
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,881.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       777.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0007589518     MORTGAGORS: SOTER                GREGORY
                               SOTER                IRENE
    REGION CODE    ADDRESS   : 4739   SAN AMARO DRIVE
        01         CITY      :    CORAL GABLE
                   STATE/ZIP : FL  33146
    MORTGAGE AMOUNT :   290,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,504.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,133.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007589526     MORTGAGORS: BURTON               MARVIN
                               BURTON               ELAINE
    REGION CODE    ADDRESS   : 7823 FISHER ISLAND DR., #7823
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33109
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    999,345.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,424.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   015
    LTV :                 72.72700
    ----------------------------------------------------------------
0   0007589534     MORTGAGORS: CORNELIA             PETER
                               CORNELIA             NATALIE
    REGION CODE    ADDRESS   : 1704 SW 142 AVE
        01         CITY      :    DAVIE
                   STATE/ZIP : FL  33325
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,818.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 45.45400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,952,700.00
                               P & I AMT:     14,621.51
                               UPB AMT:   1,951,263.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589542     MORTGAGORS: COLLINS              SUSAN

    REGION CODE    ADDRESS   : 12040  NE 5 AVE
        01         CITY      :    BISCAYNE PARK
                   STATE/ZIP : FL  33161
    MORTGAGE AMOUNT :    75,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     75,408.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       580.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 44.94000
    ----------------------------------------------------------------
0   0007589559     MORTGAGORS: INMAN                KENNETH
                               INMAN                LEIGH
    REGION CODE    ADDRESS   : 3722 APPLING LAKE DRIVE
        01         CITY      :    BARTLETT
                   STATE/ZIP : TN  38133
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,949.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,638.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007589567     MORTGAGORS: LACASA               ARMANDO

    REGION CODE    ADDRESS   : 111 E CHESTNUT UNIT 41H
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60611
    MORTGAGE AMOUNT :   167,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    167,111.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,331.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007589575     MORTGAGORS: RANDAZZA             JOSEPH

    REGION CODE    ADDRESS   : 6285 NW 42 WAY
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   361,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,564.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,593.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.99500
    ----------------------------------------------------------------
0   0007589583     MORTGAGORS: HOROVITZ             ZOLA
                               HOROVITZ             MARLENE
    REGION CODE    ADDRESS   : 6110 NW 42ND WAY
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33496
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,822.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.80500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,092,000.00
                               P & I AMT:      8,079.96
                               UPB AMT:   1,090,857.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589591     MORTGAGORS: WILLIAMS             CHARLES
                               WILLIAMS             DOROTHY
    REGION CODE    ADDRESS   : 680 PALM VIEW DR UNIT 5
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  33942
    MORTGAGE AMOUNT :    43,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     43,769.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       317.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.91200
    ----------------------------------------------------------------
0   0007589609     MORTGAGORS: ANTIS                HERMAN
                               ANTIS                JUANITA
    REGION CODE    ADDRESS   : 510 BATH STREET
        01         CITY      :    METAIRIE
                   STATE/ZIP : LA  70001
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,832.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589617     MORTGAGORS: ALDRIDGE             EDWARD
                               MORGAN               JOY
    REGION CODE    ADDRESS   : 8761 WESTWIND LN
        01         CITY      :    HIGHLANDS RANCH
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   297,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,572.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589625     MORTGAGORS: WYLEY                RONALD
                               WYLEY                JOAN
    REGION CODE    ADDRESS   : 7487 EXETER PL
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,843.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,590.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.97300
    ----------------------------------------------------------------
0   0007589633     MORTGAGORS: EHLERS               GREGORY
                               DAVIDSON             EDWARD
    REGION CODE    ADDRESS   : 1510   CASCADES DRIVE
        01         CITY      :    STEAMBOAT SPRINGS
                   STATE/ZIP : CO  80477
    MORTGAGE AMOUNT :   283,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,659.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,082.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,102,850.00
                               P & I AMT:      8,046.51
                               UPB AMT:   1,101,678.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589641     MORTGAGORS: WEINBERG             RONALD
                               WEINBERG             SHELLEY
    REGION CODE    ADDRESS   : 180 OFFERSON ROAD #27
        01         CITY      :    AVON
                   STATE/ZIP : CO  81620
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,961.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,702.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589658     MORTGAGORS: SCHECHTER            KENNETH
                               SCHECHTER            JUDY
    REGION CODE    ADDRESS   : 6435   ARMITOS DRIVE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   353,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,350.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,533.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589666     MORTGAGORS: HABECKER             DANIEL
                               HABECKER             LAURA
    REGION CODE    ADDRESS   : 3999   PRIMAVERA ROAD
        01         CITY      :    SANTA BARBA
                   STATE/ZIP : CA  93110
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,960.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589674     MORTGAGORS: DONEHUE              PAUL

    REGION CODE    ADDRESS   : 437 KENSINGTON PARK COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   239,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,592.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,677.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0007589690     MORTGAGORS: VAN HOOMISSEN        GEORGE
                               VAN HOOMISSEN        RUTH
    REGION CODE    ADDRESS   : 2105 SW ELM STREET
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97201
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,447.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 64.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,683,950.00
                               P & I AMT:     12,208.98
                               UPB AMT:   1,681,313.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589716     MORTGAGORS: MENGARELLI           LAUREL

    REGION CODE    ADDRESS   : 1499 OAK GROVE AVENUE #202
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   269,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,309.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007589724     MORTGAGORS: HIKIDA               VINCENT
                               HIKIDA               YUKIE
    REGION CODE    ADDRESS   : 295 SAN ANTONIO AVENUE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,530.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589732     MORTGAGORS: WILLIAMS             HEATHER
                               MUIR                 MICHAEL
    REGION CODE    ADDRESS   : 501 DEER VALLEY DRIVE
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84060
    MORTGAGE AMOUNT :   214,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    213,883.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,721.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 52.83900
    ----------------------------------------------------------------
0   0007589740     MORTGAGORS: GRZYWACZ             ROSEMARY

    REGION CODE    ADDRESS   : 11109 GLENIS
        01         CITY      :    STERLING HT
                   STATE/ZIP : MI  48312
    MORTGAGE AMOUNT :    95,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,932.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       680.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------
0   0007589757     MORTGAGORS: STABLER              SALLY
                               WHITE                CARL
    REGION CODE    ADDRESS   : 641 MILWAUKEE STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80206
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,809.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,934.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 68.87700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,188,500.00
                               P & I AMT:      8,732.76
                               UPB AMT:   1,187,465.77

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589765     MORTGAGORS: SWIDERSKI            RICHARD
                               SWIDERSKI            SANDI
    REGION CODE    ADDRESS   : 21 BAYPOINT VILLAGE DRIVE
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,788.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589773     MORTGAGORS: CLUTS                JONATHAN
                               CLUTS                NANCY
    REGION CODE    ADDRESS   : 5309 188TH PLACE NORTHEAST
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98052
    MORTGAGE AMOUNT :   371,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,331.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,630.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.41600
    ----------------------------------------------------------------
0   0007589781     MORTGAGORS: MARIE                OLIVIER
                               VAN HOUSEN           PATRICIA
    REGION CODE    ADDRESS   : 59 ALVARADO ROAD
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94705
    MORTGAGE AMOUNT :   535,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    534,622.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,832.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 70.39400
    ----------------------------------------------------------------
0   0007589799     MORTGAGORS: GASPAR               MICHAEL
                               GASPAR               LENA
    REGION CODE    ADDRESS   : 1669 PLUM HOLLOW CIRCLE
        01         CITY      :    THOUSAND OAKES
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,818.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589807     MORTGAGORS: RENNICK              ROBERT
                               RENNICK              PAMELA
    REGION CODE    ADDRESS   : 4981 VIA PICCOLI
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93111
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,821.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,741.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,716,600.00
                               P & I AMT:     12,267.56
                               UPB AMT:   1,715,381.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589815     MORTGAGORS: FERNANDEZ            ROBERTO
                               FERNANDEZ            CAROL
    REGION CODE    ADDRESS   : 27665 VIA CERRO GORDO
        01         CITY      :    LOS ALTOS HILLS
                   STATE/ZIP : CA  94022
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,802.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,164.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 29.50000
    ----------------------------------------------------------------
0   0007589823     MORTGAGORS: FLAKE                ALAN
                               FLAKE                LAURA
    REGION CODE    ADDRESS   : 2898 WEST DAYBREAKER DRIVE
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,795.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.44400
    ----------------------------------------------------------------
0   0007589849     MORTGAGORS: LOWINSKI-LOH         JOHN
                               LOWINSKI-LOH         CHERYL
    REGION CODE    ADDRESS   : 7 REAGAN ROAD
        01         CITY      :    MILFORD
                   STATE/ZIP : MA  01757
    MORTGAGE AMOUNT :   189,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    189,363.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,441.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589856     MORTGAGORS: CRUMPLER             JON
                               CRUMPLER             SYLVIA
    REGION CODE    ADDRESS   : 1810 HWY 3002
        01         CITY      :    HOMER
                   STATE/ZIP : LA  71040
    MORTGAGE AMOUNT :   159,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    158,785.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,166.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007589864     MORTGAGORS: BARONE               JED
                               BARONE               CAROL
    REGION CODE    ADDRESS   : 100 VALERIE AVENUE
        01         CITY      :    RIVER RIDGE
                   STATE/ZIP : LA  70123
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,570.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 74.27400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,153,600.00
                               P & I AMT:      8,502.79
                               UPB AMT:   1,152,317.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589872     MORTGAGORS: NEAL                 LYNWOOD
                               NEAL                 BILLIE
    REGION CODE    ADDRESS   : 18422  OLD TRACE DRIVE
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70817
    MORTGAGE AMOUNT :   182,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    182,267.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,291.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007589880     MORTGAGORS: KNOTH                KEVIN
                               KNOTH                DIANE
    REGION CODE    ADDRESS   : 910 WHEATLAND DRIVE
        01         CITY      :    CRYSTAL LAKE
                   STATE/ZIP : IL  60014
    MORTGAGE AMOUNT :   304,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,863.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,207.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------
0   0007589898     MORTGAGORS: BOONE                TIMOTHY

    REGION CODE    ADDRESS   : 4862   COLE ROAD
        01         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38117
    MORTGAGE AMOUNT :    90,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     89,881.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       668.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 71.14600
    ----------------------------------------------------------------
0   0007589906     MORTGAGORS: NOVAK                FREDERIC
                               COLEMAN NOVAK        ANGELA
    REGION CODE    ADDRESS   : 2819   HILLCREST CIRCLE
        01         CITY      :    BENTON
                   STATE/ZIP : LA  71006
    MORTGAGE AMOUNT :   121,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    120,837.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       887.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.89100
    ----------------------------------------------------------------
0   0007589914     MORTGAGORS: MOORE                LARRY
                               MOORE                DORRINE
    REGION CODE    ADDRESS   : 5608 GEORGETOWNE
        01         CITY      :    EDMOND
                   STATE/ZIP : OK  73034
    MORTGAGE AMOUNT :   363,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,362.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,699.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,061,400.00
                               P & I AMT:      7,753.96
                               UPB AMT:   1,060,212.20

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589922     MORTGAGORS: KOZA                 MARJORIE

    REGION CODE    ADDRESS   : 39 HOLLYHOCK
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87501
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,628.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,178.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 58.58500
    ----------------------------------------------------------------
0   0007589948     MORTGAGORS: LANGFORD             EDDIE
                               LANGFORD             SHAWN
    REGION CODE    ADDRESS   : 4385 HIGH NOON DRIVE
        01         CITY      :    BULVERDE
                   STATE/ZIP : TX  78163
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,873.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007589955     MORTGAGORS: HUDDLESTON           PETER
                               HUDDLESTON           KATHY
    REGION CODE    ADDRESS   : 5 BROMPTON COURT
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77024
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,168.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,883.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 47.70600
    ----------------------------------------------------------------
0   0007589963     MORTGAGORS: BRENNER              JOHN
                               BRENNER              JANE
    REGION CODE    ADDRESS   : 4416 FAIR CREEK TERRACE
        01         CITY      :    FORT WORTH
                   STATE/ZIP : TX  76008
    MORTGAGE AMOUNT :   271,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,025.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.90000
    ----------------------------------------------------------------
0   0007589971     MORTGAGORS: BLISS                ROBERT
                               BLISS                JULIEE
    REGION CODE    ADDRESS   : 29 ASHTON COURT
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75230
    MORTGAGE AMOUNT :   207,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    206,741.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,573.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 54.98000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,681,000.00
                               P & I AMT:     12,692.84
                               UPB AMT:   1,678,437.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007589989     MORTGAGORS: GONZALEZ             JUAN
                               GONZALEZ             GAYLE
    REGION CODE    ADDRESS   : 125 CAMINO BARRANCA
        01         CITY      :    EL PASO
                   STATE/ZIP : TX  79912
    MORTGAGE AMOUNT :   598,725.00  OPTION TO CONVERT :
    UNPAID BALANCE :    597,978.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,550.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 64.37900
    ----------------------------------------------------------------
0   0007589997     MORTGAGORS: SUMROW               PAUL
                               SUMROW               ALLISON
    REGION CODE    ADDRESS   : 4201   SYCAMORE LANE
        01         CITY      :    PARKER
                   STATE/ZIP : TX  75002
    MORTGAGE AMOUNT :   244,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,170.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,794.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007590003     MORTGAGORS: COOK                 CHARLES
                               MOORE                AMBER
    REGION CODE    ADDRESS   : 2502 PACE BEND ROAD SOUTH
        01         CITY      :    SPICEWOOD
                   STATE/ZIP : TX  78669
    MORTGAGE AMOUNT :   246,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,575.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0007590011     MORTGAGORS: TABANKIN             IRA
                               TABANKIN             ILEEN
    REGION CODE    ADDRESS   : 1851 NW 150TH COURT
        01         CITY      :    CLIVE
                   STATE/ZIP : IA  50325
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,907.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590029     MORTGAGORS: WILSON               DAVID

    REGION CODE    ADDRESS   : 221 OPAL COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   222,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,200.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,632.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.88608
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,605,125.00
                               P & I AMT:     11,956.91
                               UPB AMT:   1,602,832.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590037     MORTGAGORS: EICHENBAUM           RICHARD
                               EICHENBAUM           TINA
    REGION CODE    ADDRESS   : 1446 SWALLOW LANE
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   247,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,548.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0007590045     MORTGAGORS: KERBASSI             RAY
                               KERBASSI             HEIDI
    REGION CODE    ADDRESS   : 14620  REEVES COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95127
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,582.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007590052     MORTGAGORS: BUSSMAN              JR
                               BUSSMAN              JAN
    REGION CODE    ADDRESS   : 1924   CONEJO LANE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92833
    MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,021.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.96700
    ----------------------------------------------------------------
0   0007590060     MORTGAGORS: TEXTOR               GARRET
                               TEXTOR               BELINDA
    REGION CODE    ADDRESS   : 4235   ROUS STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92122
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,435.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007590078     MORTGAGORS: TALIAFERRO           THOMAS
                               TALIAFERRO           CATHERINE
    REGION CODE    ADDRESS   : 1117 CAMINO MANADERO
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93111
    MORTGAGE AMOUNT :   334,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,583.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,538.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,336,000.00
                               P & I AMT:     10,100.62
                               UPB AMT:   1,334,171.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590086     MORTGAGORS: KRIGEL               GALINA

    REGION CODE    ADDRESS   : 1262 SOUTH BARRINGTON AVENUE, NO. 2
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90025
    MORTGAGE AMOUNT :    90,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     89,887.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       684.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0007590094     MORTGAGORS: SHIPLEY              KURT
                               SHIPLEY              MERRI
    REGION CODE    ADDRESS   : 9909 SAMAR RD. N.E.
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,638.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.99000
    ----------------------------------------------------------------
0   0007590102     MORTGAGORS: NOCITA               MICHAEL
                               NOCITA               LISA
    REGION CODE    ADDRESS   : 11237 JELLICO AVENUE
        01         CITY      :    (GRANADA HILLS AREA)LOS A
                   STATE/ZIP : CA  91344
    MORTGAGE AMOUNT :   243,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,872.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,784.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590110     MORTGAGORS: NADEL                DEBORAH

    REGION CODE    ADDRESS   : 2612 HIGHLAND AVENUE
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,634.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.60200
    ----------------------------------------------------------------
0   0007590128     MORTGAGORS: ROJAS                ROSA

    REGION CODE    ADDRESS   : 4634 LEIR DRIVE
        01         CITY      :    LA CANADA-FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,640.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,275.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.69600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,143,200.00
                               P & I AMT:      8,428.42
                               UPB AMT:   1,141,672.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590136     MORTGAGORS: ROSS                 MICHAEL

    REGION CODE    ADDRESS   : 5340 SADRING AVENUE
        01         CITY      :    (WOODLAND HILLS AREA) LOS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,575.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,311.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590144     MORTGAGORS: PERKINS              DENNIS
                               PERKINS              ROBYN
    REGION CODE    ADDRESS   : 7323 NORTH TAMERA AVENUE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93711
    MORTGAGE AMOUNT :   314,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,269.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,332.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590151     MORTGAGORS: VENABLE              DAVID

    REGION CODE    ADDRESS   : 25 NORTHSTAR STREET #4
        01         CITY      :    MARINA DEL REY AREA,LOS A
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,351.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,112.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590169     MORTGAGORS: TREGONING            LAWRENCE
                               TREGONING            CHIN
    REGION CODE    ADDRESS   : 8322   WOODBOURNE ROAD SW
        01         CITY      :    TACOMA
                   STATE/ZIP : WA  98499
    MORTGAGE AMOUNT :    96,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,886.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       746.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590177     MORTGAGORS: DENDLE               WILLIAM
                               DENDLE               CAROL
    REGION CODE    ADDRESS   : 5111   PROVIDENCE ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92117
    MORTGAGE AMOUNT :   138,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    138,572.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,042.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,129,350.00
                               P & I AMT:      8,545.05
                               UPB AMT:   1,127,655.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590185     MORTGAGORS: SNIDER               STEPHEN
                               SNIDER               IVY
    REGION CODE    ADDRESS   : 1217   FAIRVIEW FARM RD
        01         CITY      :    OKLAHOMA CITY
                   STATE/ZIP : OK  73013
    MORTGAGE AMOUNT :   344,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,524.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,559.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0007590193     MORTGAGORS: REGEV                RIKI

    REGION CODE    ADDRESS   : 22025 DEL VALLE ST
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   105,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    104,649.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       844.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   11/01/26
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007590201     MORTGAGORS: LEWENZ               DAVID
                               LEWENZ               ELAINE
    REGION CODE    ADDRESS   : 5806   ALGONQUIN COURT
        01         CITY      :    TROY
                   STATE/ZIP : MI  48098
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,291.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,065.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 43.30700
    ----------------------------------------------------------------
0   0007590219     MORTGAGORS: PISHOS               PAUL
                               PISHOS               TONYA
    REGION CODE    ADDRESS   : 27539  SOUTH LAMMERS RD
        01         CITY      :    TRACY
                   STATE/ZIP : CA  95376
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,092.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,420.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.64600
    ----------------------------------------------------------------
0   0007590227     MORTGAGORS: BRAUN                TODD
                               BRAUN                MARGARET
    REGION CODE    ADDRESS   : 12183  MARGARET DRIVE
        01         CITY      :    FENTON
                   STATE/ZIP : MI  48430
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,560.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.58800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,414,750.00
                               P & I AMT:     10,736.31
                               UPB AMT:   1,412,118.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590235     MORTGAGORS: RICH                 HOWARD
                               RICH                 MARSHA
    REGION CODE    ADDRESS   : 9910   NW 45TH STREET
        01         CITY      :    CORAL SPRIN
                   STATE/ZIP : FL  33065
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,563.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,973.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 88.94100
    ----------------------------------------------------------------
0   0007590243     MORTGAGORS: BEALL                TROY

    REGION CODE    ADDRESS   : 3312 RODEO DRIVE
        01         CITY      :    DAVIDSONVILLE
                   STATE/ZIP : MD  21035
    MORTGAGE AMOUNT :    81,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     80,908.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       644.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 25.47100
    ----------------------------------------------------------------
0   0007590250     MORTGAGORS: WALL                 FREIDA

    REGION CODE    ADDRESS   : 251 SUNDYAL DRIVE
        01         CITY      :    MOORE
                   STATE/ZIP : SC  29369
    MORTGAGE AMOUNT :    70,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     69,912.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       532.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 43.20900
    ----------------------------------------------------------------
0   0007590268     MORTGAGORS: CURDY                MICHAEL
                               CURDY                LAURA
    REGION CODE    ADDRESS   : 7003 NORTH WIND COURT
        01         CITY      :    CLARKSTON
                   STATE/ZIP : MI  48346
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,714.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,935.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007590276     MORTGAGORS: JAMISON              KENT
                               JAMISON              DEBORAH
    REGION CODE    ADDRESS   : 3238 SOUTH SUGAR LEO ROAD
        01         CITY      :    ST. GEORGE
                   STATE/ZIP : UT  84790
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,564.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,752.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 68.84600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,133,000.00
                               P & I AMT:      8,838.26
                               UPB AMT:   1,131,664.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590284     MORTGAGORS: COOK                 SEAN
                               COOK                 DIANNE
    REGION CODE    ADDRESS   : 4215 ORCHARD CREST
        01         CITY      :    WEST BLOOMFIELD
                   STATE/ZIP : MI  48322
    MORTGAGE AMOUNT :   184,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    183,885.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,398.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590292     MORTGAGORS: KNIGHT               C.
                               KNIGHT               JAYNA
    REGION CODE    ADDRESS   : 30 SPICEBERRY PLACE
        01         CITY      :    THE WOODLANDS
                   STATE/ZIP : TX  77382
    MORTGAGE AMOUNT :   244,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,503.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,754.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.99200
    ----------------------------------------------------------------
0   0007590300     MORTGAGORS: HEINTZ               ROBERT
                               HEINTZ               NASREEN
    REGION CODE    ADDRESS   : 3803 ABBEYWOOD DRIVE
        01         CITY      :    PEARLAND
                   STATE/ZIP : TX  77584
    MORTGAGE AMOUNT :   296,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,507.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,076.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
0   0007590318     MORTGAGORS: JOHNSON              SCOTT
                               JOHNSON              KRISTINE
    REGION CODE    ADDRESS   : 241 MOCKINGBIRD TRAIL
        01         CITY      :    PALM BEACH
                   STATE/ZIP : FL  33480
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,056.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 77.30000
    ----------------------------------------------------------------
0   0007590326     MORTGAGORS: DRUMMONDS            DAVID

    REGION CODE    ADDRESS   : 700 COLONY CIRCLE
        01         CITY      :    HOMEWOOD
                   STATE/ZIP : AL  35209
    MORTGAGE AMOUNT :   159,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    159,465.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,255.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 74.98800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,200,450.00
                               P & I AMT:      8,687.49
                               UPB AMT:   1,198,418.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590334     MORTGAGORS: GILBERT              EDWARD
                               GILBERT              CONNIE
    REGION CODE    ADDRESS   : 1709   IVERNESS COURT
        01         CITY      :    LONGWOOD
                   STATE/ZIP : FL  32779
    MORTGAGE AMOUNT :   302,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,522.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,302.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.98800
    ----------------------------------------------------------------
0   0007590342     MORTGAGORS: SCROGGINS            LARRY
                               SCROGGINS            PEARL
    REGION CODE    ADDRESS   : 7135   SOUTH MILL POND
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  34109
    MORTGAGE AMOUNT :   105,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    104,881.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       835.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007590359     MORTGAGORS: SCHWAB               JOSEPH
                               SCHWAB               SUSAN
    REGION CODE    ADDRESS   : 1454   ROYAL CIRCLE
        01         CITY      :    APOPKA
                   STATE/ZIP : FL  32703
    MORTGAGE AMOUNT :   132,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    131,839.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,014.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590367     MORTGAGORS: VAN SYCKLE           CARL
                               VAN SYCKLE           TAMARA
    REGION CODE    ADDRESS   : 1129   ARBOR GLEN CR
        01         CITY      :    WINTER SPRINGS
                   STATE/ZIP : FL  32708
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,964.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,677.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007590375     MORTGAGORS: RILEY                JERRY

    REGION CODE    ADDRESS   : 200    CATAULA DRIVE
        01         CITY      :    CATAULA
                   STATE/ZIP : GA  31804
    MORTGAGE AMOUNT :    80,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     80,501.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       619.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.08600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     843,750.00
                               P & I AMT:      6,449.62
                               UPB AMT:     842,709.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590383     MORTGAGORS: CONTRERAS            CARLOS
                               CONTRERAS            MARISELA
    REGION CODE    ADDRESS   : 20 NW 124 AVENUE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33182
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,699.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,045.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007590391     MORTGAGORS: LOPEZ                ORLANDO

    REGION CODE    ADDRESS   : 8701   SHORELINE DRIVE
        01         CITY      :    JONESBORO
                   STATE/ZIP : GA  30236
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,045.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,476.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590409     MORTGAGORS: MC GALLIARD          WILLIAM
                               MC GALLIARD          EDRIS
    REGION CODE    ADDRESS   : 170 MAJESTY LANE
        01         CITY      :    FAYETTEVILLE
                   STATE/ZIP : GA  30215
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,710.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,974.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.64200
    ----------------------------------------------------------------
0   0007590417     MORTGAGORS: MOMPER               DENNIS

    REGION CODE    ADDRESS   : 135 BROADMEADOW COVE
        01         CITY      :    ROSEWELL
                   STATE/ZIP : GA  30075
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,693.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,672.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007590425     MORTGAGORS: WHITE                STEPHAN
                               WHITE                TERRI
    REGION CODE    ADDRESS   : 3600   LOCHWOLDE LANE
        01         CITY      :    LITHONIA
                   STATE/ZIP : GA  30058
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,552.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,436.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,408,500.00
                               P & I AMT:     10,605.58
                               UPB AMT:   1,406,701.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590433     MORTGAGORS: VINESS               MARK
                               VINESS               DEBBIE
    REGION CODE    ADDRESS   : 1519   LAKE COVE
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,608.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,439.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590441     MORTGAGORS: LAPINE               JAY

    REGION CODE    ADDRESS   : 7010   GREATWOOD TRAIL
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30202
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,085.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,095.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590458     MORTGAGORS: VINA                 GEORGE

    REGION CODE    ADDRESS   : 12550  SOUTHWEST 68 COURT
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,686.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007590466     MORTGAGORS: PEAVY                TINA

    REGION CODE    ADDRESS   : 4072   CHRISTACY WAY
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30066
    MORTGAGE AMOUNT :   118,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    118,094.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       878.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.96900
    ----------------------------------------------------------------
0   0007590474     MORTGAGORS: MESA                 ROBERTO

    REGION CODE    ADDRESS   : 24401  SW 214TH PLACE
        01         CITY      :    HOMESTEAD
                   STATE/ZIP : FL  33031
    MORTGAGE AMOUNT :   130,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    129,923.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,011.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,127,250.00
                               P & I AMT:      8,407.55
                               UPB AMT:   1,125,398.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590482     MORTGAGORS: UCHE                 EMMANUEL

    REGION CODE    ADDRESS   : 13701  SW 103RD PLACE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   212,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    211,871.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,630.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590490     MORTGAGORS: GUEDES               EDWARD

    REGION CODE    ADDRESS   : 3750   ROYAL PALM AVENUE
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33140
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,687.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.48900
    ----------------------------------------------------------------
0   0007590508     MORTGAGORS: SERLES               JAMES

    REGION CODE    ADDRESS   : 171    RIVO ALTO CANAL
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    569,212.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,132.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 67.05800
    ----------------------------------------------------------------
0   0007590516     MORTGAGORS: MATEO                JAIME
                               MATEO                DEBORA
    REGION CODE    ADDRESS   : 1061   LAFAYETTE STREET
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,587.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,084.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007590524     MORTGAGORS: UELAND               JOHN
                               VELAND               STEPHANIE
    REGION CODE    ADDRESS   : 1281   RIESLING CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,620.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,571,500.00
                               P & I AMT:     11,600.83
                               UPB AMT:   1,568,980.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590532     MORTGAGORS: DEARBORN             PAUL
                               DEARBORN             CAROLINA
    REGION CODE    ADDRESS   : 2196   WHITE LANE
        01         CITY      :    STOCKTON
                   STATE/ZIP : CA  95215
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,723.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,622.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590540     MORTGAGORS: ALTHERR              PETER
                               ALTHERR              MARIA LUISA
    REGION CODE    ADDRESS   : 4234   KRAUSE COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   244,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,478.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590557     MORTGAGORS: GEVORKIAN            RAFAYEL
                               GEVORKIAN            ANAHIT
    REGION CODE    ADDRESS   : 11143 MOUNT CASTLE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   649,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,179.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,055.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 25.99800
    ----------------------------------------------------------------
0   0007590565     MORTGAGORS: WOOD                 RUSSELL
                               CARPENTER            KATHRYN
    REGION CODE    ADDRESS   : 1163   NILDA AVENUE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,632.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,003.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.83300
    ----------------------------------------------------------------
0   0007590573     MORTGAGORS: DEPAOLO              THOMAS
                               DEPAOLO              ELIZABETH
    REGION CODE    ADDRESS   : 8658 EAST SPANISH BARB TRAIL
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85028
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,697.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 71.34600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,632,750.00
                               P & I AMT:     12,413.39
                               UPB AMT:   1,630,711.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590581     MORTGAGORS: MACARIO              MICHAEL
                               MACARIO              KAREN
    REGION CODE    ADDRESS   : 657 HICKEY BOULEVARD
        01         CITY      :    DALY CITY
                   STATE/ZIP : CA  94015
    MORTGAGE AMOUNT :   259,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,018.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007590607     MORTGAGORS: FORDHAM              TERRY
                               FORDHAM              CHRISTINE
    REGION CODE    ADDRESS   : 2150 LACEY DRIVE
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,838.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590623     MORTGAGORS: CHIDESTER            STANLEY

    REGION CODE    ADDRESS   : 615 WEST 2600 SOUTH
        01         CITY      :    NIBLEY
                   STATE/ZIP : UT  84321
    MORTGAGE AMOUNT :    75,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,908.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       576.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 39.89300
    ----------------------------------------------------------------
0   0007590631     MORTGAGORS: ROBNETT              RAY
                               ROBNETT              MARGARET
    REGION CODE    ADDRESS   : 1011 STAR ROAD
        01         CITY      :    STAR
                   STATE/ZIP : ID  83669
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,876.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,204.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   11/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 38.51200
    ----------------------------------------------------------------
0   0007590649     MORTGAGORS: PALMER               CRAIG
                               PALMER               MARLA
    REGION CODE    ADDRESS   : 16542 WEST 56TH DRIVE
        01         CITY      :    GOLDEN
                   STATE/ZIP : CO  80403
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,649.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,124,350.00
                               P & I AMT:      8,398.14
                               UPB AMT:   1,120,292.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590656     MORTGAGORS: HORNICK              CHRISTOPHER
                               FOX                  KATHRYN
    REGION CODE    ADDRESS   : 7896   SUNDANCE TRAIL
        01         CITY      :    PARKER
                   STATE/ZIP : CO  80134
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,531.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 62.13500
    ----------------------------------------------------------------
0   0007590664     MORTGAGORS: SCHWARTZ             STEVEN
                               SULLIVAN-SCHWARTZ    STEPHANIE
    REGION CODE    ADDRESS   : 6859   OSPREY LANE
        01         CITY      :    EVERGREEN
                   STATE/ZIP : CO  80439
    MORTGAGE AMOUNT :   283,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,557.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,058.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------
0   0007590672     MORTGAGORS: RASMUSSEN            LARRY
                               RASMUSSEN            SARON
    REGION CODE    ADDRESS   : 641 EAST BEACHWOOD DRIVE
        01         CITY      :    DRAPER
                   STATE/ZIP : UT  84020
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,177.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590680     MORTGAGORS: NGUYEN               PHUONG

    REGION CODE    ADDRESS   : 12438 ARLINGTON AVE
        01         CITY      :    BROOMFIELD
                   STATE/ZIP : CO  80020
    MORTGAGE AMOUNT :   142,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    141,708.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,041.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.98500
    ----------------------------------------------------------------
0   0007590698     MORTGAGORS: SWEETNAM             EDWARD
                               FAW                  CYNTHIA
    REGION CODE    ADDRESS   : 3741 W.COMMODORE WAY
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   256,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,612.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,186,900.00
                               P & I AMT:      8,818.46
                               UPB AMT:   1,184,587.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590714     MORTGAGORS: TIERNAN              GREG

    REGION CODE    ADDRESS   : 29395 GOLDEN GATE CANYON ROAD
        01         CITY      :    GOLDEN
                   STATE/ZIP : CO  80403
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,063.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007590730     MORTGAGORS: VALENTIC             JOHN
                               VALENTIC             CAROL
    REGION CODE    ADDRESS   : 19720 NORTHEAST 167TH COURT
        01         CITY      :    WOODINVILLE
                   STATE/ZIP : WA  98072
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,648.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590748     MORTGAGORS: HILL                 RICHARD
                               HILL                 MARA
    REGION CODE    ADDRESS   : 8169 WEST 69TH WAY
        01         CITY      :    ARVADA
                   STATE/ZIP : CO  80004
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,641.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590755     MORTGAGORS: GARLINGTON           DONALD

    REGION CODE    ADDRESS   : 7365 SOUTH QUINTERO CIRCLE
        01         CITY      :    AURORA
                   STATE/ZIP : CO  80016
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,668.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.73400
    ----------------------------------------------------------------
0   0007590763     MORTGAGORS: LOFLIN               WALTER
                               LOFLIN               COURTNEY
    REGION CODE    ADDRESS   : 4755 COUNTY ROAD 38E
        01         CITY      :    FORT COLLINS
                   STATE/ZIP : CO  80526
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,619.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 72.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,392,000.00
                               P & I AMT:     10,355.25
                               UPB AMT:   1,389,640.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590771     MORTGAGORS: FISCHMANN            KENT
                               O'DONNELL            BOBBI
    REGION CODE    ADDRESS   : 2461 10TH STREET
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   235,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,774.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0007590789     MORTGAGORS: DIERS                GREG

    REGION CODE    ADDRESS   : 2829 28TH AVENUE WEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,646.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590797     MORTGAGORS: SAKAI                KEVIN
                               SAKAI                DEBORAH
    REGION CODE    ADDRESS   : 14915 88TH PLACE NORTHEAST
        01         CITY      :    BOTHELL
                   STATE/ZIP : WA  98011
    MORTGAGE AMOUNT :   233,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,360.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,654.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007590805     MORTGAGORS: BARNES               GARY
                               BARNES               TRUDY
    REGION CODE    ADDRESS   : 1712 NORTH 1950 WEST
        01         CITY      :    PROVO
                   STATE/ZIP : UT  84604
    MORTGAGE AMOUNT :   437,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    437,203.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,327.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0007590813     MORTGAGORS: TONEY                WILLIAM
                               PENDLETON            ALICE
    REGION CODE    ADDRESS   : 4269 FRYING PAN ROAD
        01         CITY      :    BASALT
                   STATE/ZIP : CO  81621
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,818.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 57.69200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,462,550.00
                               P & I AMT:     10,848.90
                               UPB AMT:   1,460,803.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590821     MORTGAGORS: SOPER                MICHAEL
                               SOPER                ANGELA
    REGION CODE    ADDRESS   : 333 BERN WAY
        01         CITY      :    MIDWAY
                   STATE/ZIP : UT  84049
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,698.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,707.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 67.64700
    ----------------------------------------------------------------
0   0007590839     MORTGAGORS: SCHMIESING           DANIEL
                               SCHMIESING           TIJA
    REGION CODE    ADDRESS   : 18206 78TH STREET NORTHEAST
        01         CITY      :    GRANITE FALLS
                   STATE/ZIP : WA  98252
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,596.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0007590847     MORTGAGORS: PETERS               ALBERT
                               PETERS               BARBARA
    REGION CODE    ADDRESS   : 4241 135TH AVENUE SOUTHEAST
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,118.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,793.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007590854     MORTGAGORS: RIDD                 CRAIG

    REGION CODE    ADDRESS   : 751 SOUTH 1450 EAST
        01         CITY      :    SPRINGVILLE
                   STATE/ZIP : UT  84663
    MORTGAGE AMOUNT :   227,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,750.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0007590862     MORTGAGORS: DOBBS                CRAIG
                               DOBBS                KELLEY
    REGION CODE    ADDRESS   : 7511 126TH AVENUE NORTHEAST
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98033
    MORTGAGE AMOUNT :   192,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    191,741.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,408.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,206,400.00
                               P & I AMT:      8,803.51
                               UPB AMT:   1,204,904.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590870     MORTGAGORS: COCKRUM              V.
                               COCKRUM              JENNIFER
    REGION CODE    ADDRESS   : 8589 SKYLAND DRIVE
        01         CITY      :    NIWOT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,420.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,045.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590888     MORTGAGORS: MARISCHEN            JOSEPH
                               MARISCHEN            CLARISSA
    REGION CODE    ADDRESS   : 998 RED BUD TRAIL
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   392,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,236.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,880.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.68500
    ----------------------------------------------------------------
0   0007590896     MORTGAGORS: SALMOND              RONALD
                               SALMOND              MARILYN
    REGION CODE    ADDRESS   : 14953  CORDERO DR,
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78717
    MORTGAGE AMOUNT :   236,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,530.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98800
    ----------------------------------------------------------------
0   0007590904     MORTGAGORS: ADKINS               HOWARD
                               ADKINS               ANNE
    REGION CODE    ADDRESS   : 4812 TWIN VALLEY DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78731
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,637.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,126.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 68.19200
    ----------------------------------------------------------------
0   0007590912     MORTGAGORS: PARRISH              WILLIAM
                               PARRISH              MARGARET
    REGION CODE    ADDRESS   : 907 CRYSTAL CREEK DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   479,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,561.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,438.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 68.55700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,811,450.00
                               P & I AMT:     13,221.52
                               UPB AMT:   1,809,386.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590920     MORTGAGORS: SHANKS               GEORGE
                               SHANKS               LOIS
    REGION CODE    ADDRESS   : UNNUMBERED HIGHWAY 36 NORTH
        01         CITY      :    BRENHAM
                   STATE/ZIP : TX  77833
    MORTGAGE AMOUNT :   280,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,059.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,156.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 50.98181
    ----------------------------------------------------------------
0   0007590938     MORTGAGORS: ZIMMER               FRED
                               ZIMMER               NANCY
    REGION CODE    ADDRESS   : 4635   PINEVALLEY DRIVE
        01         CITY      :    FRISCO
                   STATE/ZIP : TX  75034
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,682.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,223.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 62.93700
    ----------------------------------------------------------------
0   0007590946     MORTGAGORS: TYLER                TODD
                               TYLER                PAMELA
    REGION CODE    ADDRESS   : 3815 NORTH VERSAILLES AVENUE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75209
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,580.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590953     MORTGAGORS: PANDE                PANKAJ
                               PANDE                SWATI
    REGION CODE    ADDRESS   : 30 TAYLOR POINT DR
        01         CITY      :    THE WOODLANDS
                   STATE/ZIP : TX  77382
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,756.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,378.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007590961     MORTGAGORS: FUENTEZ              BEN
                               FUENTEZ              BARBARA
    REGION CODE    ADDRESS   : 13406 LOST CREEK ROAD
        01         CITY      :    TOMBALL
                   STATE/ZIP : TX  77378
    MORTGAGE AMOUNT :   260,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,731.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,863.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,562,500.00
                               P & I AMT:     11,312.20
                               UPB AMT:   1,560,810.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007590987     MORTGAGORS: WILKENS              TERRY

    REGION CODE    ADDRESS   : 934 GALVIN DRIVE
        01         CITY      :    EL CERRITO
                   STATE/ZIP : CA  94530
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,818.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.41100
    ----------------------------------------------------------------
0   0007590995     MORTGAGORS: RAFEEQI              SAHIBZADA
                               RAFEEQI              KHALIDA
    REGION CODE    ADDRESS   : 417 COLLEGE AVENUE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,976.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,540.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------
0   0007591001     MORTGAGORS: BALDWIN              RUSSELL
                               ZYSK                 SHERRI
    REGION CODE    ADDRESS   : 17534 HOLIDAY DRIVE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,634.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.54491
    ----------------------------------------------------------------
0   0007591019     MORTGAGORS: STEPHENS             SHAND

    REGION CODE    ADDRESS   : 346 BLACKFIELD DRIVE
        01         CITY      :    TIBURON
                   STATE/ZIP : CA  94920
    MORTGAGE AMOUNT :   956,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    955,358.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,014.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   015
    LTV :                 74.89200
    ----------------------------------------------------------------
0   0007591027     MORTGAGORS: YOUNG                WILLIAM
                               YOUNG                LAVENA
    REGION CODE    ADDRESS   : 905 W. CHOCTAW LANE
        01         CITY      :    STILLWATER
                   STATE/ZIP : OK  74075
    MORTGAGE AMOUNT :    70,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     69,918.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       550.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,005,000.00
                               P & I AMT:     15,032.60
                               UPB AMT:   2,002,707.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591035     MORTGAGORS: RAMOS                ROSARIO

    REGION CODE    ADDRESS   : 4304 N. WHEELER AVENUE
        01         CITY      :    BETHANY
                   STATE/ZIP : OK  73008
    MORTGAGE AMOUNT :    45,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     45,448.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       362.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007591043     MORTGAGORS: FARR                 JAMES
                               FARR                 JOYCE
    REGION CODE    ADDRESS   : 47 PALMER WOODS DRIVE
        01         CITY      :    THE WOODLANDS
                   STATE/ZIP : TX  77361
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    559,524.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,109.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591050     MORTGAGORS: ALHADJABOODI         MEHDI

    REGION CODE    ADDRESS   : 1721 STACKS ROAD
        01         CITY      :    ENNIS
                   STATE/ZIP : TX  75119
    MORTGAGE AMOUNT :   119,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    118,931.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       936.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 68.00000
    ----------------------------------------------------------------
0   0007591068     MORTGAGORS: PHILLIPS             JANA

    REGION CODE    ADDRESS   : 3519 NW 53RD STREET
        01         CITY      :    OKLAHOMA CITY
                   STATE/ZIP : OK  73112
    MORTGAGE AMOUNT :    57,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :     57,810.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       419.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007591076     MORTGAGORS: MARRS                JOHN

    REGION CODE    ADDRESS   : 7028   ROYAL LANE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75230
    MORTGAGE AMOUNT :   160,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    160,299.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,219.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     942,850.00
                               P & I AMT:      7,046.66
                               UPB AMT:     942,014.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591084     MORTGAGORS: RONALD               DOUGLAS
                               RONALD               JANE
    REGION CODE    ADDRESS   : 20 AF MILL CREEK ROAD
        01         CITY      :    BELLVILLE
                   STATE/ZIP : TX  77418
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,562.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,298.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.94900
    ----------------------------------------------------------------
0   0007591092     MORTGAGORS: SINGH                SOMESH
                               SINGH                JYOTHI
    REGION CODE    ADDRESS   : 258    TAMBERLAINE DRIVE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77024
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,837.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591100     MORTGAGORS: BONNEY               JOSEPH
                               BONNEY               PAULA
    REGION CODE    ADDRESS   : 5210   EDMONDSON AVENUE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75209
    MORTGAGE AMOUNT :   232,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,347.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591118     MORTGAGORS: BIERSMITH            MARK

    REGION CODE    ADDRESS   : 3316   PURDUE STREET
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,834.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591126     MORTGAGORS: YOUNG                MICHAEL
                               YOUNG                JACQUELINE
    REGION CODE    ADDRESS   : 7233   INTERLAAKEN DRIVE
        01         CITY      :    TACOMA
                   STATE/ZIP : WA  98499
    MORTGAGE AMOUNT :   302,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,122.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,299.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 84.73300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,360,000.00
                               P & I AMT:     10,118.70
                               UPB AMT:   1,358,704.78

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591134     MORTGAGORS: BOWER                EDWARD
                               BOWER                BARBRO
    REGION CODE    ADDRESS   : 10247  MARINE VIEW DR S.W.
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98146
    MORTGAGE AMOUNT :   408,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,511.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,928.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591142     MORTGAGORS: KOOLEY               DAWN

    REGION CODE    ADDRESS   : 224 POINT FOSDICK DR NW
        01         CITY      :    GIG HARBOR
                   STATE/ZIP : WA  98335
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,784.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 64.54500
    ----------------------------------------------------------------
0   0007591159     MORTGAGORS: CARR                 GARY
                               CARR                 CYNTHIA
    REGION CODE    ADDRESS   : 1011 BROADFORD RD
        01         CITY      :    HAILEY
                   STATE/ZIP : ID  83333
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,857.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591167     MORTGAGORS: WILLIAMS             RICK
                               WILLIAMS             LAUREN
    REGION CODE    ADDRESS   : 34032  NORTHEAST LAKE JOY ROAD
        01         CITY      :    CARNATION
                   STATE/ZIP : WA  98014
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,351.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 68.14200
    ----------------------------------------------------------------
0   0007591175     MORTGAGORS: SCHMIDT              DUANE
                               SCHMIDT              RACHEL
    REGION CODE    ADDRESS   : 14021  19TH DRIVE SOUTHEAST
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,813.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 63.82900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,550,300.00
                               P & I AMT:     11,702.37
                               UPB AMT:   1,549,319.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591183     MORTGAGORS: NELSON               RICHARD
                               NELSON               SHERYL
    REGION CODE    ADDRESS   : 12620  WAGNER ROAD
        01         CITY      :    MONROE
                   STATE/ZIP : WA  98272
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,675.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 57.73900
    ----------------------------------------------------------------
0   0007591191     MORTGAGORS: FARSHCHI             ROBERTA
                               FARSHCHI             KOROSH
    REGION CODE    ADDRESS   : 13060  SW WALKER RD
        01         CITY      :    BEAVERTON
                   STATE/ZIP : OR  97005
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,924.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       821.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591209     MORTGAGORS: LOY                  JOHN
                               LOY                  ANNETTE
    REGION CODE    ADDRESS   : 17220  105TH AVE. NE
        01         CITY      :    BOTHELL
                   STATE/ZIP : WA  98011
    MORTGAGE AMOUNT :   281,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,056.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,039.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591217     MORTGAGORS: GODFREY              DOUGLAS
                               GODFREY              SHAUNE
    REGION CODE    ADDRESS   : 14120  84TH ST SE
        01         CITY      :    SNOHOMISH
                   STATE/ZIP : WA  98290
    MORTGAGE AMOUNT :   225,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,448.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591225     MORTGAGORS: LEVY                 DARRIN
                               LEVY                 MARY
    REGION CODE    ADDRESS   : 5111 23RD AVENUE WEST
        01         CITY      :    EVERETT
                   STATE/ZIP : WA  98203
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,335.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,729.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,092,350.00
                               P & I AMT:      7,949.68
                               UPB AMT:   1,091,441.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591233     MORTGAGORS: TAYLOR               TIMOTHY
                               TAYLOR               ELIZABETH
    REGION CODE    ADDRESS   : 535 CHERINGTON WAY
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30201
    MORTGAGE AMOUNT :   256,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,110.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 86.99627
    ----------------------------------------------------------------
0   0007591241     MORTGAGORS: CARROLL              FRANCES

    REGION CODE    ADDRESS   : 5058 SHADOW GLEN COURT
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,682.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,863.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591258     MORTGAGORS: SLADE                MARK
                               SLADE                PATTY
    REGION CODE    ADDRESS   : 1990 LONG HOLLOW LANE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30201
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,820.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------
0   0007591266     MORTGAGORS: MAKI                 JOHN
                               MAKI                 CAROLINE
    REGION CODE    ADDRESS   : 2417 CASTLE FALLS LAN
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30155
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,669.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591274     MORTGAGORS: WILDE                KENNETH

    REGION CODE    ADDRESS   : 309 HAWTHORNE STREET
        01         CITY      :    GRETNA
                   STATE/ZIP : LA  70056
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,737.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,485.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 64.93500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,231,900.00
                               P & I AMT:      9,123.83
                               UPB AMT:   1,230,019.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591282     MORTGAGORS: RODEGHERO            DALE
                               RODEGHERO            CHERYL
    REGION CODE    ADDRESS   : 4112 HASTINGS STREET
        01         CITY      :    METAIRIE
                   STATE/ZIP : LA  70002
    MORTGAGE AMOUNT :    63,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     62,960.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       478.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 41.44700
    ----------------------------------------------------------------
0   0007591308     MORTGAGORS: MATTEI               DAVID
                               MATTEI               GRETCHEN
    REGION CODE    ADDRESS   : 176 STANBROUGH DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : GA  30132
    MORTGAGE AMOUNT :   116,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    116,650.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       877.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591316     MORTGAGORS: FUCHS                GERARD
                               FUCHS                JOYCE
    REGION CODE    ADDRESS   : 1493 HUNTINGFORD DRIVE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,915.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,076.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591324     MORTGAGORS: SHORTT               MARK
                               CARROLL              J
    REGION CODE    ADDRESS   : 770 PENN AVENUE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30308
    MORTGAGE AMOUNT :   263,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,527.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007591332     MORTGAGORS: LITTLE               SOLOMON
                               LITTLE               ANNETTE
    REGION CODE    ADDRESS   : 1129   CAPITOL DRIVE#26
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90731
    MORTGAGE AMOUNT :   248,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,376.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     831,900.00
                               P & I AMT:      6,256.93
                               UPB AMT:     830,430.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591340     MORTGAGORS: BAHNEMANN            DAVID
                               POLAKOWSKI           URSULA
    REGION CODE    ADDRESS   : 11501  WILLS CREEK ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   282,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,395.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,000.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------
0   0007591357     MORTGAGORS: WOODSEN              JOHNNIE
                               WOODSEN              LINDA
    REGION CODE    ADDRESS   : 10016  ROBIN OAKS DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89117
    MORTGAGE AMOUNT :   323,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,515.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.45800
    ----------------------------------------------------------------
0   0007591365     MORTGAGORS: JARVIS               JOHN
                               JARVIS               SARA
    REGION CODE    ADDRESS   : 1275   VIA BARRANCA
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,783.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591373     MORTGAGORS: HAGEN                GREGORY
                               HAGEN                KATHRYN
    REGION CODE    ADDRESS   : 14624  BROOKSTONE DRIVE
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,812.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591381     MORTGAGORS: FINLEY               ALLAN
                               BRENNAM              TERESA
    REGION CODE    ADDRESS   : 624    10TH STREET
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,688.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,936.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,637,600.00
                               P & I AMT:     11,890.04
                               UPB AMT:   1,636,195.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591399     MORTGAGORS: MANLEY               JOHN
                               MANLEY               BILLIE
    REGION CODE    ADDRESS   : 2229   RUNABOUT PLACE
        01         CITY      :    EL CAJON
                   STATE/ZIP : CA  92019
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,857.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 88.46100
    ----------------------------------------------------------------
0   0007591407     MORTGAGORS: COMO                 CHARLES
                               COMO                 JUDITH
    REGION CODE    ADDRESS   : 12201 MOUNTAIN HAZE ROAD N.E.
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,610.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000

----------------------------------------------------------------------------
0   0007591415     MORTGAGORS: ROFF                 GERALD
                               ROFF                 EDITH
    REGION CODE    ADDRESS   : 1739 EAST TANYA ROAD
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85027
    MORTGAGE AMOUNT :   317,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,547.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,387.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.56600
    ----------------------------------------------------------------
0   0007591431     MORTGAGORS: ZARETZKY             BARRY
                               ZARETZKY             NANCY
    REGION CODE    ADDRESS   : 220 BRISTLECONE PINES ROAD
        01         CITY      :    SEDONA
                   STATE/ZIP : AZ  86336
    MORTGAGE AMOUNT :   413,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,970.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,106.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 82.70000
    ----------------------------------------------------------------
0   0007591449     MORTGAGORS: MATTALINO            ANGELO

    REGION CODE    ADDRESS   : 11291 EAST COCHISE DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   442,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,404.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,243.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,715,250.00
                               P & I AMT:     12,856.48
                               UPB AMT:   1,713,390.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591456     MORTGAGORS: COCA                 DENNIS
                               COCA                 BARBARA
    REGION CODE    ADDRESS   : 7248 STATE ROAD, HIGHWAY 518
        01         CITY      :    RANCHOS DE TAOS
                   STATE/ZIP : NM  87557
    MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,860.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007591464     MORTGAGORS: SMITH                ADRIAN
                               FINK                 DONALD
    REGION CODE    ADDRESS   : 583 CIRCLE DRIVE
        01         CITY      :    SEDONA
                   STATE/ZIP : AZ  86336
    MORTGAGE AMOUNT :   222,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,122.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591472     MORTGAGORS: MITCHELL             GREGORY
                               MITCHELL             KATHIE
    REGION CODE    ADDRESS   : 6176 SOUTH STREET
        01         CITY      :    PINE
                   STATE/ZIP : AZ  85544
    MORTGAGE AMOUNT :    94,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,276.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       700.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591480     MORTGAGORS: NORTHINGTON          MARSHALL
                               NORTHINGTON          LINDA
    REGION CODE    ADDRESS   : 2844 NORTH INDIAN RUINS ROAD
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85715
    MORTGAGE AMOUNT :   120,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    119,915.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       859.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591498     MORTGAGORS: BIGGERS              MARTA

    REGION CODE    ADDRESS   : 7928 SOUTHEAST 28TH AVENUE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97202
    MORTGAGE AMOUNT :   219,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,856.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,626.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.74400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     886,800.00
                               P & I AMT:      6,653.30
                               UPB AMT:     886,030.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591506     MORTGAGORS: BUCHAN               ROBERT
                               BUCHAN               TAMMY
    REGION CODE    ADDRESS   : 1135 FIRTH WAY
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,479.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,290.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591514     MORTGAGORS: CRISOSTOMO           FELICIANO

    REGION CODE    ADDRESS   : 1459 ELMWOOD AVENUE
        01         CITY      :    STOCKTON
                   STATE/ZIP : CA  95204
    MORTGAGE AMOUNT :   104,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    104,436.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       803.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 72.56900
    ----------------------------------------------------------------
0   0007591522     MORTGAGORS: PATTERSON            MATTHEW
                               HARDCASTLE           CHRIS
    REGION CODE    ADDRESS   : 9488 SKYE COURT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   250,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,479.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,884.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007591530     MORTGAGORS: GRANZELLA            JANICE
                               ROGERS               THOMAS
    REGION CODE    ADDRESS   : 4947 VALLEY WILLOW WAY
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95758
    MORTGAGE AMOUNT :   258,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,935.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,939.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591548     MORTGAGORS: PERDUE               THOMAS
                               PERDUE               SARAH
    REGION CODE    ADDRESS   : 6628 GLEASON TERRACE
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55435
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,546.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,341,500.00
                               P & I AMT:     10,251.80
                               UPB AMT:   1,338,877.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591555     MORTGAGORS: JONES                DANIEL
                               JONES                SANDRA
    REGION CODE    ADDRESS   : 18280 84TH AVENUE NORTH
        01         CITY      :    MAPLE GROVE
                   STATE/ZIP : MN  55311
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,674.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591563     MORTGAGORS: NOWACKI              RALPH

    REGION CODE    ADDRESS   : 13390 PIONEER TRAIL
        01         CITY      :    EDEN PRAIRIE
                   STATE/ZIP : MN  55346
    MORTGAGE AMOUNT :    77,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     76,911.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       605.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007591571     MORTGAGORS: BAINEY               BRAD
                               BAINEY               ANGELA
    REGION CODE    ADDRESS   : 488 JANSEN AVENUE SOUTHEAST
        01         CITY      :    BUFFALO
                   STATE/ZIP : MN  55313
    MORTGAGE AMOUNT :   264,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,426.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591589     MORTGAGORS: GUNDRY               DONALD

    REGION CODE    ADDRESS   : 17519 JETTON ROAD
        01         CITY      :    CORNELIUS
                   STATE/ZIP : NC  28031
    MORTGAGE AMOUNT :   615,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    614,607.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,620.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591597     MORTGAGORS: FRIZZELL             LOUIE
                               FRIZZEL              JO ANN
    REGION CODE    ADDRESS   : 4694 EAST ROBERTSON ROAD
        01         CITY      :    CROSS PLAINS
                   STATE/ZIP : TN  37049
    MORTGAGE AMOUNT :   180,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    180,551.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,470.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 73.47500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,385,550.00
                               P & I AMT:     10,481.10
                               UPB AMT:   1,384,170.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591605     MORTGAGORS: CHABERA              YOLANDA

    REGION CODE    ADDRESS   : 2465 CAPE ROAD
        01         CITY      :    JOHNS ISLAND
                   STATE/ZIP : SC  29455
    MORTGAGE AMOUNT :    57,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     57,461.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       421.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.86100
    ----------------------------------------------------------------
0   0007591613     MORTGAGORS: PRESTON              JOHN

    REGION CODE    ADDRESS   : 1630   KATHWOOD
        01         CITY      :    COLUMBIA
                   STATE/ZIP : SC  29206
    MORTGAGE AMOUNT :   624,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    623,640.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,909.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591621     MORTGAGORS: AUSTIN               MONTY
                               AUSTIN               PAULA
    REGION CODE    ADDRESS   : 5825 LAUREL ROCK LANE
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27613
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,662.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591639     MORTGAGORS: CUNNINGHAM           MELISSA

    REGION CODE    ADDRESS   : 1414 CLENDENEN ROAD
        01         CITY      :    MARYVILLE
                   STATE/ZIP : TN  37801
    MORTGAGE AMOUNT :   183,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    182,886.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,390.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591647     MORTGAGORS: SMITH                ARCHIE

    REGION CODE    ADDRESS   : 4061 ARDEN STREET
        01         CITY      :    CLEMMONS
                   STATE/ZIP : NC  27012
    MORTGAGE AMOUNT :    92,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     92,680.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       697.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,221,300.00
                               P & I AMT:      9,402.40
                               UPB AMT:   1,220,331.51

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591654     MORTGAGORS: EARP                 JAMES

    REGION CODE    ADDRESS   : 603 CARRIAGE WAY TRAIL
        01         CITY      :    MORRISVILLE
                   STATE/ZIP : NC  27560
    MORTGAGE AMOUNT :    45,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     45,688.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       335.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591662     MORTGAGORS: ABLE                 MARLENE
                               ABLE                 GARY
    REGION CODE    ADDRESS   : 38 GLENWOOD DRIVE
        01         CITY      :    CLYDE
                   STATE/ZIP : NC  28721
    MORTGAGE AMOUNT :    78,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,953.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       606.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591670     MORTGAGORS: MANUCHAROV           SERGEY

    REGION CODE    ADDRESS   : 2015 MONAGHAN COURT
        01         CITY      :    MATTHEWS
                   STATE/ZIP : NC  28105
    MORTGAGE AMOUNT :   157,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    157,002.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,194.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.06900
    ----------------------------------------------------------------
0   0007591688     MORTGAGORS: BOHLENDER            MILO
                               BOHLENDER            GWEN
    REGION CODE    ADDRESS   : 8876 NORTH COUNTY ROAD 17
        01         CITY      :    FORT COLLINS
                   STATE/ZIP : CO  80521
    MORTGAGE AMOUNT :   438,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,477.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,334.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 67.24100
    ----------------------------------------------------------------
0   0007591696     MORTGAGORS: DEGROOT              PAUL
                               DEGROOT              GRETTA
    REGION CODE    ADDRESS   : 2389 DAYBREAKER DRIVE
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   154,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    153,894.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,116.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 36.23500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     873,600.00
                               P & I AMT:      6,587.89
                               UPB AMT:     873,016.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591704     MORTGAGORS: PURCELL              NEIL
                               PURCELL              MICHELLE
    REGION CODE    ADDRESS   : 280 WILDFLOWER WAY EAST
        01         CITY      :    GALLATIN GATEWAY
                   STATE/ZIP : MT  59730
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,706.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 46.53400
    ----------------------------------------------------------------
0   0007591712     MORTGAGORS: STEWART              JAMES
                               STEWART              BARBARA
    REGION CODE    ADDRESS   : 37 MARLAND ROAD
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80906
    MORTGAGE AMOUNT :   648,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,565.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,754.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591720     MORTGAGORS: GRADO                ROBERT
                               GRADO                NANCY
    REGION CODE    ADDRESS   : 143 CANON CITY CREST
        01         CITY      :    PALMER LAKE
                   STATE/ZIP : CO  80133
    MORTGAGE AMOUNT :   126,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    126,234.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       938.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591738     MORTGAGORS: HARMON               KEVIN
                               HARMON               DIANA
    REGION CODE    ADDRESS   : 7878 S. POPLAR WAY
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80112
    MORTGAGE AMOUNT :   164,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    164,589.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,238.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591746     MORTGAGORS: HAMILTON             LINDA

    REGION CODE    ADDRESS   : 3658 ELLSWORTH AVE.
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80209
    MORTGAGE AMOUNT :   160,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    159,800.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,216.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.68600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,334,200.00
                               P & I AMT:      9,933.70
                               UPB AMT:   1,332,895.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591753     MORTGAGORS: DACUMOS              GEORGE
                               DACUMOS              JUDITH
    REGION CODE    ADDRESS   : 5413 ALTEZA DRIVE
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80917
    MORTGAGE AMOUNT :    92,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     92,737.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       680.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591761     MORTGAGORS: THORUP               ROBERT
                               THORUP               KAREN
    REGION CODE    ADDRESS   : 1314 E. WILLOW SPRINGS CIRCLE
        01         CITY      :    ALPINE
                   STATE/ZIP : UT  84004
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,760.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,824.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591779     MORTGAGORS: VOLCANSEK            DAVID
                               LAYTON               HEATHER
    REGION CODE    ADDRESS   : 4221 SOUTH 4580 WEST
        01         CITY      :    WEST VALLEY CITY
                   STATE/ZIP : UT  84120
    MORTGAGE AMOUNT :    95,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,936.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       697.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.16600
    ----------------------------------------------------------------
0   0007591787     MORTGAGORS: WANCOUR              RONALD
                               WANCOUR              KATHERINE
    REGION CODE    ADDRESS   : 446 SOUTH STREET
        01         CITY      :    WRENTHAM
                   STATE/ZIP : MA  02093
    MORTGAGE AMOUNT :   176,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    175,710.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,293.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.74400
    ----------------------------------------------------------------
0   0007591795     MORTGAGORS: MCGLAUFLIN           RUSSELL
                               MCGLAUFLIN           TAMMY
    REGION CODE    ADDRESS   : 141 FETHERSTON AVENUE
        01         CITY      :    LOWELL
                   STATE/ZIP : MA  01852
    MORTGAGE AMOUNT :    96,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,842.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       746.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 78.68800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     836,050.00
                               P & I AMT:      6,242.74
                               UPB AMT:     834,987.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591803     MORTGAGORS: SHOLLER              JAMES
                               SHOLLER              KIMBERLY
    REGION CODE    ADDRESS   : 1 LEE ANN CIRCLE
        01         CITY      :    WESTBOROUGH
                   STATE/ZIP : MA  01581
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,846.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007591829     MORTGAGORS: SAFOU                JOSEPH
                               SAFOU                EILEEN
    REGION CODE    ADDRESS   : 54223 POCAHANTAS
        01         CITY      :    SHELBY TOWNSHIP
                   STATE/ZIP : MI  48315
    MORTGAGE AMOUNT :   172,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    171,690.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,322.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 71.07438
    ----------------------------------------------------------------
0   0007591845     MORTGAGORS: ROLAND               STANLEY
                               ROLAND               LILLIAN
    REGION CODE    ADDRESS   : 2362 GALAXY WAY
        01         CITY      :    ORION TWP
                   STATE/ZIP : MI  48360
    MORTGAGE AMOUNT :   606,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    606,013.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,555.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 69.70100
    ----------------------------------------------------------------
0   0007591852     MORTGAGORS: RUSSELL              WILLIAM

    REGION CODE    ADDRESS   : 6478 PALMER DRIVE
        01         CITY      :    CANTON
                   STATE/ZIP : OH  44718
    MORTGAGE AMOUNT :   138,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,848.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,110.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 63.88800
    ----------------------------------------------------------------
0   0007591860     MORTGAGORS: SPICER               W

    REGION CODE    ADDRESS   : 7610 TENBURY DRIVE
        01         CITY      :    DUBLIN
                   STATE/ZIP : OH  43017
    MORTGAGE AMOUNT :   141,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    140,824.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,071.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.43700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,304,400.00
                               P & I AMT:      9,937.70
                               UPB AMT:   1,303,222.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591878     MORTGAGORS: O' MALLEY            JOSEPH

    REGION CODE    ADDRESS   : 23357 WINNSBOROUGH
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48375
    MORTGAGE AMOUNT :   255,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,532.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.90600
    ----------------------------------------------------------------
0   0007591886     MORTGAGORS: BRUCE                DAVID
                               BRUCE                JEANNE
    REGION CODE    ADDRESS   : 2060 WATKINS LAKE ROAD
        01         CITY      :    WATERFORD
                   STATE/ZIP : MI  48328
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,867.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007591894     MORTGAGORS: MANKIN               FRANK
                               MANKIN               DONNA
    REGION CODE    ADDRESS   : 965 JOHNSON AVENUE
        01         CITY      :    ALLIANCE
                   STATE/ZIP : OH  44601
    MORTGAGE AMOUNT :    68,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     68,320.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       538.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591902     MORTGAGORS: ARNOLD               ULLRICH
                               ARNOLD               DONNA
    REGION CODE    ADDRESS   : 43867 GALWAY
        01         CITY      :    NORTHVILLE
                   STATE/ZIP : MI  48167
    MORTGAGE AMOUNT :   188,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    187,899.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,529.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591910     MORTGAGORS: SHABA                IKHLAS
                               SHABA                SOUHAIL
    REGION CODE    ADDRESS   : 24310 CHURCH
        01         CITY      :    OAK PARK
                   STATE/ZIP : MI  48237
    MORTGAGE AMOUNT :    60,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,964.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       466.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     796,100.00
                               P & I AMT:      6,175.24
                               UPB AMT:     795,585.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591928     MORTGAGORS: HECHESKY             HARRY
                               HECHESKY             DORIS
    REGION CODE    ADDRESS   : 5337 MELWOOD DRIVE
        01         CITY      :    CROSS LUNES
                   STATE/ZIP : WV  25313
    MORTGAGE AMOUNT :    83,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     82,906.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       660.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 63.84600
    ----------------------------------------------------------------
0   0007591936     MORTGAGORS: HAMES                DOUGLAS
                               GRADY-HAMES          NANCY
    REGION CODE    ADDRESS   : 1225 SUNNINGDALE
        01         CITY      :    GROSSE POINTE WOODS
                   STATE/ZIP : MI  48236
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,457.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,515.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591944     MORTGAGORS: ALFARO-KOEHLER       TOMASITA
                               KOEHLER              KENNETH
    REGION CODE    ADDRESS   : 12296 HOWLAND PARK DRIVE
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,840.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.98400
    ----------------------------------------------------------------
0   0007591951     MORTGAGORS: KACHI                WAIEL
                               KACHI                MAYSAM
    REGION CODE    ADDRESS   : 43621 SONOMA COURT
        01         CITY      :    STERLING HEIGHTS
                   STATE/ZIP : MI  48314
    MORTGAGE AMOUNT :   183,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    183,516.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,445.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007591977     MORTGAGORS: CAPPEL               SCOTT
                               CAPPEL               JULIE
    REGION CODE    ADDRESS   : 43820 PINOT NOIR
        01         CITY      :    STERLING HEIGHTS
                   STATE/ZIP : MI  48314
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,884.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,573.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,162,750.00
                               P & I AMT:      9,006.68
                               UPB AMT:   1,160,605.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007591985     MORTGAGORS: CRICK                DANIEL
                               CRICK                KAREN
    REGION CODE    ADDRESS   : 3368 ARROW AVENUE
        01         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45213
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,937.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       760.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007591993     MORTGAGORS: TOUTANT              MICHAEL
                               TOUTANT              MAUREEN
    REGION CODE    ADDRESS   : 38875 RIDGEVIEW CIRCLE
        01         CITY      :    CLINTON TOWNSHIP
                   STATE/ZIP : MI  48036
    MORTGAGE AMOUNT :   157,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    156,879.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,179.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.69500
    ----------------------------------------------------------------
0   0007592017     MORTGAGORS: LAPE                 DANIEL
                               LAPE                 TRACY
    REGION CODE    ADDRESS   : 367 BECKLEY PLACE
        01         CITY      :    O'FALLON
                   STATE/ZIP : MO  63304
    MORTGAGE AMOUNT :   104,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    103,852.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       745.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592025     MORTGAGORS: BALLANTINE           ANDREA

    REGION CODE    ADDRESS   : 25109 WOODFIELD ROAD
        01         CITY      :    DAMASCUS
                   STATE/ZIP : MD  20882
    MORTGAGE AMOUNT :   183,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    182,777.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,407.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 64.89300
    ----------------------------------------------------------------
0   0007592033     MORTGAGORS: TATE                 JAMES
                               TATE                 SHARON
    REGION CODE    ADDRESS   : 3235 LLOYD BOWEN ROAD
        01         CITY      :    ST. LEONARD
                   STATE/ZIP : MD  20685
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    648,728.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,712.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 68.42100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,194,000.00
                               P & I AMT:      8,804.72
                               UPB AMT:   1,192,176.35

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592041     MORTGAGORS: WATKINS              CHARLES
                               WATKINS              JOYCE
    REGION CODE    ADDRESS   : 10818 HENDERSON ROAD
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   499,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,614.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,668.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.91500
    ----------------------------------------------------------------
0   0007592058     MORTGAGORS: TRUDEL               NORMAN
                               TRUDEL               JEANNE
    REGION CODE    ADDRESS   : 55 MILL ROAD
        01         CITY      :    PHOENIXVILLE
                   STATE/ZIP : PA  19460
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,595.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,940.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 61.90400
    ----------------------------------------------------------------
0   0007592066     MORTGAGORS: WAXMAN               J.
                               WAXMAN               PAULA
    REGION CODE    ADDRESS   : 10828  ALLOWAY DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   605,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    605,193.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,443.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.85300
    ----------------------------------------------------------------
0   0007592082     MORTGAGORS: FLEMING              GARY
                               FLEMING              MARIE
    REGION CODE    ADDRESS   : 9807 DAVIDGE DRIVE
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21044
    MORTGAGE AMOUNT :   254,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,557.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007592090     MORTGAGORS: ARCHER               GLENN
                               ARCHER               JENNIFER
    REGION CODE    ADDRESS   : 3208 CIRCLE HILL ROAD
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22305
    MORTGAGE AMOUNT :   337,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,355.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,389.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,347,850.00
                               P & I AMT:     17,468.64
                               UPB AMT:   2,346,317.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592108     MORTGAGORS: PRIEGUES             LAZARO
                               PRIEGUES             LAUREN
    REGION CODE    ADDRESS   : 925 CASTILE PLAZA
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   640,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    639,581.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,751.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 73.98800
    ----------------------------------------------------------------
0   0007592116     MORTGAGORS: MCPHERSON            DANIEL
                               MCPHERSON            LUZ
    REGION CODE    ADDRESS   : 13224  LAKESIDE TERRACE
        01         CITY      :    COOPER CITY
                   STATE/ZIP : FL  33330
    MORTGAGE AMOUNT :    60,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,923.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       450.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 25.10500
    ----------------------------------------------------------------
0   0007592124     MORTGAGORS: HENKEL               ROBERT

    REGION CODE    ADDRESS   : 2490   POINCIANA COURT
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33332
    MORTGAGE AMOUNT :   497,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,324.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,695.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.24600
    ----------------------------------------------------------------
0   0007592132     MORTGAGORS: DURATE               LUIS
                               DUARTE               MARISELA
    REGION CODE    ADDRESS   : 12825  NW 20TH STREET
        01         CITY      :    PEMBROKE PINES
                   STATE/ZIP : FL  33028
    MORTGAGE AMOUNT :   179,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,564.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,383.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.98600
    ----------------------------------------------------------------
0   0007592140     MORTGAGORS: AMBROSE              ROBIN

    REGION CODE    ADDRESS   : 2482   PINELLAS POINT DRIVE
        01         CITY      :    SAINT PETERSBURG
                   STATE/ZIP : FL  33712
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,689.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,800.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,877,600.00
                               P & I AMT:     14,081.82
                               UPB AMT:   1,876,083.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592157     MORTGAGORS: VALCAVI              MEUCCIO

    REGION CODE    ADDRESS   : 1717   NORTH BAYSHORE DRIVE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33132
    MORTGAGE AMOUNT :   430,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    429,989.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,348.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007592165     MORTGAGORS: FREYRE               LUCIA

    REGION CODE    ADDRESS   : 3200 COLLINS AVE #12-1
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33140
    MORTGAGE AMOUNT :   130,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    130,049.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,024.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007592173     MORTGAGORS: BLAUSTEIN            ALAN
                               BLAUSTEIN            LIHNY
    REGION CODE    ADDRESS   : 5891   SW 37 TERRACE
        01         CITY      :    HOLLYWOOD
                   STATE/ZIP : FL  33312
    MORTGAGE AMOUNT :   399,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,714.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,069.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.84000
    ----------------------------------------------------------------
0   0007592181     MORTGAGORS: CUMMING              ROBERT
                               CUMMING              ANDREA
    REGION CODE    ADDRESS   : 701 SW WOODSIDE COURT
        01         CITY      :    PALM CITY
                   STATE/ZIP : FL  34990
    MORTGAGE AMOUNT :    98,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     97,883.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       762.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007592199     MORTGAGORS: RUBEN                ANDREW
                               RUBEN                NANCY
    REGION CODE    ADDRESS   : 1277 GRAND CANAL DRIVE
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  34110
    MORTGAGE AMOUNT :   172,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    172,684.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,267.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,230,700.00
                               P & I AMT:      9,472.38
                               UPB AMT:   1,229,321.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592207     MORTGAGORS: VALLADARES           JORGE
                               VALLADARES           BEATRIZ
    REGION CODE    ADDRESS   : 3465 N MERIDIAN AVENUE
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33140
    MORTGAGE AMOUNT :   270,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,412.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,057.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007592215     MORTGAGORS: SANTANDER            FLAVIO

    REGION CODE    ADDRESS   : 217 EAST RIVO ALTO DRIVE
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33139
    MORTGAGE AMOUNT :   587,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    586,653.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,565.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.63700
    ----------------------------------------------------------------
0   0007592223     MORTGAGORS: QUIRK                JOSEPH

    REGION CODE    ADDRESS   : 800 OCEAN DRIVE #302
        01         CITY      :    JUNO BEACH
                   STATE/ZIP : FL  33408
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,574.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592231     MORTGAGORS: MASSAD               MICHAEL
                               MASSAD               MAHA
    REGION CODE    ADDRESS   : 3265 SUNRISE TRAIL
        01         CITY      :    PORT CHARLOTTE
                   STATE/ZIP : FL  33952
    MORTGAGE AMOUNT :    51,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     51,718.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       397.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007592249     MORTGAGORS: CAO                  MARIA
                               PHAN                 PAUL
    REGION CODE    ADDRESS   : 1104 EAST AVENUE
        01         CITY      :    PANAMA CITY
                   STATE/ZIP : FL  32401
    MORTGAGE AMOUNT :    48,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     47,943.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       373.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,273,500.00
                               P & I AMT:      9,713.49
                               UPB AMT:   1,272,301.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592256     MORTGAGORS: DE LA PINIELLA       JORGE

    REGION CODE    ADDRESS   : 11329 SOUHTWEST 74TH TERRACE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33173
    MORTGAGE AMOUNT :    90,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     89,948.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       708.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007592264     MORTGAGORS: COUCEIRO             LUIS

    REGION CODE    ADDRESS   : 11530 SOUTHWEST 156TH AVENUE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33196
    MORTGAGE AMOUNT :   221,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,682.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 74.98300
    ----------------------------------------------------------------
0   0007592272     MORTGAGORS: REGAS                MICHAEL

    REGION CODE    ADDRESS   : 800 CYPRESS GROVE DR #410
        01         CITY      :    POMPANO BEACH
                   STATE/ZIP : FL  33069
    MORTGAGE AMOUNT :    59,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,174.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       445.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007592280     MORTGAGORS: DRUM                 DANIEL

    REGION CODE    ADDRESS   : 1126 WASHINGTON STREET
        01         CITY      :    KEY WEST
                   STATE/ZIP : FL  33040
    MORTGAGE AMOUNT :   165,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    164,819.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,196.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 51.56200
    ----------------------------------------------------------------
0   0007592298     MORTGAGORS: SUBKO                JOHN

    REGION CODE    ADDRESS   : 1533 SE 11TH STREET
        01         CITY      :    DEERFIELD BEACH
                   STATE/ZIP : FL  33441
    MORTGAGE AMOUNT :   212,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    212,127.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,669.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     747,700.00
                               P & I AMT:      5,759.51
                               UPB AMT:     746,752.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592306     MORTGAGORS: HOFFMAN              LINDA

    REGION CODE    ADDRESS   : 1468 OCEAN DRIVE
        01         CITY      :    SUMMERLAND KEY
                   STATE/ZIP : FL  33042
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,748.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,011.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 60.24000
    ----------------------------------------------------------------
0   0007592314     MORTGAGORS: ALFRED               JOSEPH

    REGION CODE    ADDRESS   : 550    NORTHEAST 164TH
        01         CITY      :    NORTH MIAMI BEACH
                   STATE/ZIP : FL  33162
    MORTGAGE AMOUNT :    73,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     73,459.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       591.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007592322     MORTGAGORS: COLUMBO              ROBERT
                               COLUMBO              DAWN
    REGION CODE    ADDRESS   : 1429   ROLLING RIDGE ROAD
        01         CITY      :    PALM HARBOR
                   STATE/ZIP : FL  34683
    MORTGAGE AMOUNT :    84,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     84,386.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       620.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 53.65000
    ----------------------------------------------------------------
0   0007592330     MORTGAGORS: GLICKEN              SHELLEY

    REGION CODE    ADDRESS   : 1311   EASTIN AVENUE
        01         CITY      :    ORLANDO
                   STATE/ZIP : FL  32804
    MORTGAGE AMOUNT :    60,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,959.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       440.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 30.00000
    ----------------------------------------------------------------
0   0007592355     MORTGAGORS: KOSTRENICH           ROBERT

    REGION CODE    ADDRESS   : 24651  MONITA CIRCLE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   249,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,336.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.98500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     717,500.00
                               P & I AMT:      5,515.80
                               UPB AMT:     716,891.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592363     MORTGAGORS: MARESCH              GUY
                               MARESCH              MELISSA
    REGION CODE    ADDRESS   : 126    SOUTH FRANCISCO STREET
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   223,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,380.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,700.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0007592371     MORTGAGORS: ALCALA               PAUL

    REGION CODE    ADDRESS   : 11530 CHESTNUT RIDGE STREET
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,701.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592389     MORTGAGORS: MITCHELL             JOHN
                               MITCHELL             KATHLEEN
    REGION CODE    ADDRESS   : 367 ULTIMO AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,663.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592397     MORTGAGORS: PRENTICE             WILLIAM

    REGION CODE    ADDRESS   : 13 BLUECOAT
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   136,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    135,908.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       997.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 62.96200
    ----------------------------------------------------------------
0   0007592405     MORTGAGORS: MAHLSTEDT            GARY
                               MAHLSTEDT            CHERYL
    REGION CODE    ADDRESS   : 5280   VIA MURCIA
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   256,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,490.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,950.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.32800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,112,350.00
                               P & I AMT:      8,378.15
                               UPB AMT:   1,111,143.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592413     MORTGAGORS: TEMPLE               GREGORY
                               TEMPLE               STEPHANIE
    REGION CODE    ADDRESS   : 27746  SAN PASQUAL STRE
        01         CITY      :    MISSION VIEJUO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,204.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592421     MORTGAGORS: HOFFMANN             NINA

    REGION CODE    ADDRESS   : 5369   EAST BROADWAY
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   303,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,551.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,255.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007592447     MORTGAGORS: RIVERA               RICHARD
                               RIVERA               LAURA
    REGION CODE    ADDRESS   : 2465 N. SAN MIGUEL DRIVE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   563,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    562,640.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.97200
    ----------------------------------------------------------------
0   0007592454     MORTGAGORS: ETHRIDGE             CHARLES
                               ETHRIDGE             CHERYL
    REGION CODE    ADDRESS   : 583    FAIRFIELD ROAD
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   184,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    184,269.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,402.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 77.52100
    ----------------------------------------------------------------
0   0007592462     MORTGAGORS: MAHDESSIAN           DEBBIE

    REGION CODE    ADDRESS   : 1107   ARIZONA AVENUE
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90401
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,650.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,601,650.00
                               P & I AMT:     11,929.41
                               UPB AMT:   1,600,317.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592470     MORTGAGORS: EVENSON              STAN
                               EVENSON              TRICIA
    REGION CODE    ADDRESS   : 10627 YOUNGWORTH ROAD
        01         CITY      :    CULVER CITY
                   STATE/ZIP : CA  90230
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,669.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,480.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592488     MORTGAGORS: MARCY                STEPHAN
                               MARCY                LYNETTE
    REGION CODE    ADDRESS   : 509 HILLGREEN DRIVE
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90212
    MORTGAGE AMOUNT :   573,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    572,188.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,105.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 76.80900
    ----------------------------------------------------------------
0   0007592496     MORTGAGORS: LENSON               WILLIAM
                               LENSON               LINDA
    REGION CODE    ADDRESS   : 4549 MIRADOR DRIVE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,768.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 47.46800
    ----------------------------------------------------------------
0   0007592504     MORTGAGORS: MAERCOVICH           JORGE
                               MAERCOVICH           BEATRIZ
    REGION CODE    ADDRESS   : 19156 BRIARFIELD WAY
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   785,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    784,741.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,765.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   015
    LTV :                 74.98700
    ----------------------------------------------------------------
0   0007592512     MORTGAGORS: BAIRD                DOUGLAS
                               BAIRD                CONNIE
    REGION CODE    ADDRESS   : 11602 CHESTNUT RIDGE STREET
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,834.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,398,800.00
                               P & I AMT:     17,479.83
                               UPB AMT:   2,396,203.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592520     MORTGAGORS: KUBA                 DARLENE
                               HERKOWITZ            JOHN
    REGION CODE    ADDRESS   : 2312 MAURICE AVENUE
        01         CITY      :    LA CRESCENTA
                   STATE/ZIP : CA  91214
    MORTGAGE AMOUNT :   389,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,231.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,824.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 86.55500
    ----------------------------------------------------------------
0   0007592538     MORTGAGORS: WATSON               ANDREW
                               NEUMANN              ANN
    REGION CODE    ADDRESS   : 601 CRATER CAMP DRIVE
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    489,671.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.03200
    ----------------------------------------------------------------
0   0007592546     MORTGAGORS: COOLIDGE             RITA

    REGION CODE    ADDRESS   : 560 HILBERT DRIVE
        01         CITY      :    FALLBROOK
                   STATE/ZIP : CA  92028
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,823.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007592553     MORTGAGORS: MARTEL               ERNEST
                               MARTEL               ROSE
    REGION CODE    ADDRESS   : 2157 EAST CALLE RISCOSO
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   175,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    174,899.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,376.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 48.61100
    ----------------------------------------------------------------
0   0007592561     MORTGAGORS: HAFNER               GLENN

    REGION CODE    ADDRESS   : 204 CRESCENT COURT
        01         CITY      :    CRANBERRY
                   STATE/ZIP : PA  16066
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,605.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,557,250.00
                               P & I AMT:     11,570.15
                               UPB AMT:   1,556,231.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592579     MORTGAGORS: LOADHOLDT            WILLIAM
                               LOADHOLDT            ROBIN
    REGION CODE    ADDRESS   : LOT 12 TAPP POINTE
        01         CITY      :    CHAPIN
                   STATE/ZIP : SC  29036
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,112.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007592587     MORTGAGORS: LEMERISE             MICHAEL
                               LEMERISE             DENISE
    REGION CODE    ADDRESS   : 1518 HICKORY STREET
        01         CITY      :    ALBERTVILLE
                   STATE/ZIP : AL  35950
    MORTGAGE AMOUNT :    76,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     76,667.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       636.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/17
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592595     MORTGAGORS: RAMEY                DENNIS
                               RAMEY                ALVIA
    REGION CODE    ADDRESS   : 5545 OLIVE AVE
        01         CITY      :    NORTH RIDGEVILLE
                   STATE/ZIP : OH  44039
    MORTGAGE AMOUNT :    68,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     68,362.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       567.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/17
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.73500
    ----------------------------------------------------------------
0   0007592603     MORTGAGORS: HARDY                WAYNE
                               HARDY                GALE
    REGION CODE    ADDRESS   : 1031 TURKEY POINT ROAD
        01         CITY      :    EDGEWATER
                   STATE/ZIP : MD  21037
    MORTGAGE AMOUNT :   175,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    174,135.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,491.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/17
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 63.86800
    ----------------------------------------------------------------
0   0007592611     MORTGAGORS: LEWIS                J.

    REGION CODE    ADDRESS   : 2 VIA ENTRADA
        01         CITY      :    SANDIA PARK
                   STATE/ZIP : NM  87047
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,386.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 69.66292
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     824,800.00
                               P & I AMT:      6,607.09
                               UPB AMT:     821,665.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592629     MORTGAGORS: NILSSON              MICHELLE

    REGION CODE    ADDRESS   : 2060 HILLDALE DRIVE
        01         CITY      :    LA CANADA-FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,820.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,040.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   11/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 86.35700
    ----------------------------------------------------------------
0   0007592637     MORTGAGORS: HONEY                JOHN
                               HONEY                ANNE
    REGION CODE    ADDRESS   : 4709 POCAHONTAS AVENUE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23226
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,336.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592652     MORTGAGORS: COLE                 EDWARD
                               COLE                 AMBRE
    REGION CODE    ADDRESS   : 4620 NORTH CAMINO REAL
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,083.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,557.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.52300
    ----------------------------------------------------------------
0   0007592660     MORTGAGORS: KOOLIK               SUSAN

    REGION CODE    ADDRESS   : 4722 SOUTH OCEAN BOULEVARD
        01         CITY      :    HIGHLAND BEACH
                   STATE/ZIP : FL  33487
    MORTGAGE AMOUNT :   581,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    579,909.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,416.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007592678     MORTGAGORS: HAYNES               GARY
                               HAYNES               SARAH
    REGION CODE    ADDRESS   : 1037 RIDGEWOOD CIRCLE
        01         CITY      :    MINDEN
                   STATE/ZIP : LA  71055
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,807.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 87.91200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,065,000.00
                               P & I AMT:     15,538.44
                               UPB AMT:   2,058,955.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592686     MORTGAGORS: ANDERSON             JEFFREY
                               ANDERSON             ELIZABETH
    REGION CODE    ADDRESS   : 932 CAROUSEL DRIVE
        01         CITY      :    BEDFORD
                   STATE/ZIP : TX  76021
    MORTGAGE AMOUNT :   231,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,968.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 88.94200
    ----------------------------------------------------------------
0   0007592694     MORTGAGORS: BERGER               BARBARA
                               BERGER               MARGARET
    REGION CODE    ADDRESS   : 7002 COPPER MOUNTAIN
        01         CITY      :    CORPUS CHRISTI
                   STATE/ZIP : TX  78413
    MORTGAGE AMOUNT :    59,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     58,960.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       432.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 53.70900
    ----------------------------------------------------------------
0   0007592702     MORTGAGORS: MELTON               LAWRENCE
                               MELTON               E
    REGION CODE    ADDRESS   : 135 ALLIE COURT
        01         CITY      :    WEATHERFORD
                   STATE/ZIP : TX  76087
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,585.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.92300
    ----------------------------------------------------------------
0   0007592710     MORTGAGORS: TUCK                 C
                               TUCK                 PAIGE
    REGION CODE    ADDRESS   : 4778 S BELLHURST
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : MO  65804
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,690.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.79400
    ----------------------------------------------------------------
0   0007592728     MORTGAGORS: MEROLA               KENNETH
                               MEROLA               DANA
    REGION CODE    ADDRESS   : 6634 AQUARIUS AVENUE
        01         CITY      :    AGOURA HILL
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,838.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.78700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,080,250.00
                               P & I AMT:      8,050.10
                               UPB AMT:   1,079,043.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592736     MORTGAGORS: BURROWS              ROBERT
                               BURROWS              MARILYN
    REGION CODE    ADDRESS   : 4833 COOPER POINT ROAD
        01         CITY      :    OLYMPIA
                   STATE/ZIP : WA  98502
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,328.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,864.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------
0   0007592744     MORTGAGORS: NIELSEN              JEFFREY
                               NIELSON              SHELLEY
    REGION CODE    ADDRESS   : 4055 238TH PLACE SOUTHEAST
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   231,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,988.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,697.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0007592751     MORTGAGORS: ANDREWS              MICHAEL

    REGION CODE    ADDRESS   : 7524 PIPER PLACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   222,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,265.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592769     MORTGAGORS: MONTGOMERY           MICHAEL
                               MONTGOMERY           DEBRA
    REGION CODE    ADDRESS   : 18938 CHAPARRAL DRIVE
        01         CITY      :    PENN VALLEY
                   STATE/ZIP : CA  95946
    MORTGAGE AMOUNT :   628,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    627,629.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,884.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592777     MORTGAGORS: GARGIULO             RICHARD
                               ROE                  CAROLYN
    REGION CODE    ADDRESS   : 3235 SAN JUAN/HOLLISTER ROAD
        01         CITY      :    HOLLISTER
                   STATE/ZIP : CA  95023
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,018.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,908.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,739,900.00
                               P & I AMT:     13,064.19
                               UPB AMT:   1,735,229.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592785     MORTGAGORS: RICHLEY              ROBERT
                               RICHLEY              MARTI
    REGION CODE    ADDRESS   : 10776 BIRCH BLUFF AVENUE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   447,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    446,729.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,437.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 78.42100
    ----------------------------------------------------------------
0   0007592801     MORTGAGORS: VAN REES             BRENT
                               VAN REES             SONYA
    REGION CODE    ADDRESS   : 2861 COX NECK ROAD
        01         CITY      :    CHESTER
                   STATE/ZIP : MD  21619
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,732.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,155.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592819     MORTGAGORS: MOSS                 CHARLES
                               MOSS                 SUSAN
    REGION CODE    ADDRESS   : 9115 UNIVERSITY BLVD
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23229
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,672.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592827     MORTGAGORS: CUMMINGS             CHARLES
                               CUMMINGS             SANDRA
    REGION CODE    ADDRESS   : 646 D STREET
        01         CITY      :    PASADENA
                   STATE/ZIP : MD  21122
    MORTGAGE AMOUNT :   105,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    105,882.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       795.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.05400
    ----------------------------------------------------------------
0   0007592835     MORTGAGORS: EISAMAN              KENNETH
                               EISAMAN              BEVERLY
    REGION CODE    ADDRESS   : 9324 OVERHILL ROAD
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23229
    MORTGAGE AMOUNT :    94,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,262.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       668.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,323,350.00
                               P & I AMT:      9,979.75
                               UPB AMT:   1,322,279.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592843     MORTGAGORS: THUEME               CHRISTIE

    REGION CODE    ADDRESS   : 1344 OAKLAND STREET
        01         CITY      :    ST. CLAIR
                   STATE/ZIP : MI  48079
    MORTGAGE AMOUNT :    78,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,889.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       558.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 43.33300
    ----------------------------------------------------------------
0   0007592850     MORTGAGORS: ZIMMERMAN            JOSEPHINE
                               HAYLETT              DALE
    REGION CODE    ADDRESS   : 14777 ROXBURY ROAD
        01         CITY      :    GLENELG
                   STATE/ZIP : MD  21737
    MORTGAGE AMOUNT :   184,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    183,894.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,447.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 49.72900
    ----------------------------------------------------------------
0   0007592868     MORTGAGORS: TESCHKE              ERIC
                               TESCHKE              SHERYL
    REGION CODE    ADDRESS   : 812 HEATHER DRIVE
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70815
    MORTGAGE AMOUNT :   334,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,371.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,515.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007592876     MORTGAGORS: CABANAS              FERNANDO
                               CABANAS              MERCEDES
    REGION CODE    ADDRESS   : 1212 MOCKINGBIRD ROAD
        01         CITY      :    KEY LARGO
                   STATE/ZIP : FL  33037
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,863.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       861.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 49.12200
    ----------------------------------------------------------------
0   0007592884     MORTGAGORS: MCGARITY             SUZANNE
                               MCGARITY             PAY
    REGION CODE    ADDRESS   : 400 CRAVEN STREET
        01         CITY      :    BEAUFORT
                   STATE/ZIP : SC  29902
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    549,278.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,083.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 55.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,258,800.00
                               P & I AMT:      9,466.48
                               UPB AMT:   1,257,297.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592892     MORTGAGORS: GRECO                MICHAEL
                               GRECO                DEBORAH
    REGION CODE    ADDRESS   : 8250 SOUTHPORT TERRACE
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30155
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,740.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,839.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007592900     MORTGAGORS: RILEY                DENNIS
                               RILEY                VALERIE
    REGION CODE    ADDRESS   : 6038 KINGS MOUNTAIN WAY
        01         CITY      :    STONE MOUNTAIN
                   STATE/ZIP : GA  30087
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,766.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592918     MORTGAGORS: OLSON                THOMAS
                               OLSON                JOANNE
    REGION CODE    ADDRESS   : 4457 SUTTERGATE AVENUE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,834.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,177.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592926     MORTGAGORS: BRYANT               LAURA

    REGION CODE    ADDRESS   : 2700 OLD RANCH ROAD
        01         CITY      :    CARSON CITY
                   STATE/ZIP : NV  89704
    MORTGAGE AMOUNT :   332,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,287.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,497.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 61.86000
    ----------------------------------------------------------------
0   0007592934     MORTGAGORS: WHELAN               ROBERT

    REGION CODE    ADDRESS   : 836 FOREST RIDGE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,840.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,100.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 71.05200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,609,500.00
                               P & I AMT:     12,080.71
                               UPB AMT:   1,608,469.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592942     MORTGAGORS: LARUE                M.

    REGION CODE    ADDRESS   : 4480 EAST SUNSET DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85028
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,731.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 88.88800
    ----------------------------------------------------------------
0   0007592959     MORTGAGORS: LEE                  DENISE

    REGION CODE    ADDRESS   : 3461 THOMPSON PLACE
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94541
    MORTGAGE AMOUNT :   307,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,993.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,254.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592967     MORTGAGORS: LOERTSCHER           BRIAN
                               LOERTSCHER           CARLA
    REGION CODE    ADDRESS   : 5917 WEST WILLINGCOTT WAY
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84118
    MORTGAGE AMOUNT :   104,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    103,930.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       763.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007592975     MORTGAGORS: ARMSTRONG            FRED
                               ARMSTRONG            DE LORA
    REGION CODE    ADDRESS   : 9727 NORTHEAST JUANITA DRIVE UNIT 2
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,782.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007592983     MORTGAGORS: ALU                  T.
                               ALU                  DIANA
    REGION CODE    ADDRESS   : 727 8TH STREET
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80302
    MORTGAGE AMOUNT :   538,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    537,656.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,041.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.70200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,699,200.00
                               P & I AMT:     12,654.36
                               UPB AMT:   1,695,095.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007592991     MORTGAGORS: DORSEY               JEFF

    REGION CODE    ADDRESS   : 16344 REITAN ROAD NORTHEAST
        01         CITY      :    BAINBRIDGE ISLAND
                   STATE/ZIP : WA  98110
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,549.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,182.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 62.50000
    ----------------------------------------------------------------
0   0007593007     MORTGAGORS: BABCOCK              DALE
                               BABCOCK              SHERRY
    REGION CODE    ADDRESS   : 826 RANDOLPH AVENUE
        01         CITY      :    RIFLE
                   STATE/ZIP : CO  81650
    MORTGAGE AMOUNT :   105,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    104,459.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       770.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 77.77700
    ----------------------------------------------------------------
0   0007593015     MORTGAGORS: PICKETT              JANELLE
                               HALL                 KATHLEEN
    REGION CODE    ADDRESS   : 1973 NORTH FORK DRIVE
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CO  80026
    MORTGAGE AMOUNT :   132,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    132,221.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       971.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.75900
    ----------------------------------------------------------------
0   0007593023     MORTGAGORS: COLLIGAN             DEAN
                               COLLIGAN             SHARON
    REGION CODE    ADDRESS   : 125 SUNRISE COURT
        01         CITY      :    WOODLAND PARK
                   STATE/ZIP : CO  80866
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,600.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 74.41800
    ----------------------------------------------------------------
0   0007593031     MORTGAGORS: MCCOLLUM             GREGORY
                               MCCOLLUM             KIMBERLEE
    REGION CODE    ADDRESS   : 2408 145TH PLACE SOUTHEAST
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   311,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,888.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,268,650.00
                               P & I AMT:      9,613.56
                               UPB AMT:   1,266,720.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593049     MORTGAGORS: HITTLER              WILLIAM
                               HITTLER              BETTY
    REGION CODE    ADDRESS   : 2615 NORTHEAST 359TH AVENUE
        01         CITY      :    WASHOUGAL
                   STATE/ZIP : WA  98671
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
0   0007593056     MORTGAGORS: RICHARDS             JAMES
                               AMES                 FRANCES
    REGION CODE    ADDRESS   : 1904 WEST GORDON AVENUE
        01         CITY      :    LAYTON
                   STATE/ZIP : UT  84041
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,788.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,584.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 69.38700
    ----------------------------------------------------------------
0   0007593064     MORTGAGORS: KIRK                 DONALD
                               KIRK                 PEGGY
    REGION CODE    ADDRESS   : 20002 SOUTHEAST 416TH STREET
        01         CITY      :    ENUMCLAW
                   STATE/ZIP : WA  98022
    MORTGAGE AMOUNT :   129,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,913.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       946.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 71.66600
    ----------------------------------------------------------------
0   0007593072     MORTGAGORS: SAUNDERS             ROBERT

    REGION CODE    ADDRESS   : 1972 EAST 12200 SOUTH
        01         CITY      :    DRAPER
                   STATE/ZIP : UT  84020
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,807.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,190.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.66600
    ----------------------------------------------------------------
0   0007593080     MORTGAGORS: KOPEC                ANITA

    REGION CODE    ADDRESS   : 6216 LEDGE MOUNTAIN DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78731
    MORTGAGE AMOUNT :   511,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    511,573.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,845.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,575,900.00
                               P & I AMT:     11,768.21
                               UPB AMT:   1,574,881.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593098     MORTGAGORS: CHASTAIN             LEE
                               CHASTAIN             JANET
    REGION CODE    ADDRESS   : 6002 UPVALLEY RUN
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78731
    MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,406.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593106     MORTGAGORS: SMITH                NEWTON
                               DOYLE SMITH          SUSAN
    REGION CODE    ADDRESS   : 3624 POTOMAC AVENUE
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : TX  75205
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0007593114     MORTGAGORS: MAXWELL              WILLIAM
                               MAXWELL              BRENDA
    REGION CODE    ADDRESS   : 1215 HILLCREST STREET
        01         CITY      :    FORT WORTH
                   STATE/ZIP : TX  76107
    MORTGAGE AMOUNT :   586,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    585,596.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,248.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 68.94100
    ----------------------------------------------------------------
0   0007593122     MORTGAGORS: SCHENK               DAVID
                               SCHENK               REBECCA
    REGION CODE    ADDRESS   : 11719 ELMSCOURT
        01         CITY      :    SAN ANTONIO
                   STATE/ZIP : TX  78230
    MORTGAGE AMOUNT :   568,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    567,908.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,120.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0007593130     MORTGAGORS: BELL                 JOHN
                               BELL                 MARSHA
    REGION CODE    ADDRESS   : 147 MAESTRO ROAD
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   484,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    484,174.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,555.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 51.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,212,400.00
                               P & I AMT:     16,085.96
                               UPB AMT:   2,210,886.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593148     MORTGAGORS: KANNY                OTTO
                               KANNY                WANDA
    REGION CODE    ADDRESS   : 1555 CALLE PORTADA
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   254,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,620.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593155     MORTGAGORS: SAMUELS              DAVID
                               SAMUELS              NADINE
    REGION CODE    ADDRESS   : 2524-2526 PIEDMONT AVENUE
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94704
    MORTGAGE AMOUNT :   407,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    406,912.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,917.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593163     MORTGAGORS: TAKAHASHI            NOBUKAZU
                               TAKAHASHI            JULIAN
    REGION CODE    ADDRESS   : 275 ARGUELLO BLVD #301
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94118
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,739.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,847.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593171     MORTGAGORS: HUGHES               LOYD
                               HUGHES               RANDA
    REGION CODE    ADDRESS   : 1107 CEDAR STREET
        01         CITY      :    PERRY
                   STATE/ZIP : OK  73077
    MORTGAGE AMOUNT :    60,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,966.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       477.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 61.22400
    ----------------------------------------------------------------
0   0007593189     MORTGAGORS: INZERILLO            JOSEPH

    REGION CODE    ADDRESS   : 519 N SONGBIRD WAY
        01         CITY      :    MUSTANG
                   STATE/ZIP : OK  73064
    MORTGAGE AMOUNT :    74,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,453.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       566.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 61.06500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,184,500.00
                               P & I AMT:      8,633.32
                               UPB AMT:   1,183,692.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593197     MORTGAGORS: DIALS                WILLIAM
                               DIALS                CYNTHIA
    REGION CODE    ADDRESS   : 5533 WATERLOO ROAD
        01         CITY      :    CANAL WINCHESTER
                   STATE/ZIP : OH  43110
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,846.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007593205     MORTGAGORS: BLACKWOOD            THOMAS
                               HOARD-BLACKWOOD      RUTH
    REGION CODE    ADDRESS   : 16131 WASHOUGAL RIVER ROAD
        01         CITY      :    WASHOUGAL
                   STATE/ZIP : WA  98671
    MORTGAGE AMOUNT :   166,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    165,764.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,189.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.20900
    ----------------------------------------------------------------
0   0007593213     MORTGAGORS: WALLACE              ROBERT
                               WALLACE              JOAN
    REGION CODE    ADDRESS   : 5323 154TH AVE SE
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   630,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    629,608.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,788.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007593221     MORTGAGORS: UEDA                 MASASHI
                               UEDA                 PATRICIA
    REGION CODE    ADDRESS   : 4841 NE 44TH STREET
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98105
    MORTGAGE AMOUNT :   275,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,265.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0007593239     MORTGAGORS: WESTLUND             LAURA

    REGION CODE    ADDRESS   : 6421 LAKE WASHINGTON BLVD NE
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98033
    MORTGAGE AMOUNT :   214,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    214,469.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 66.03000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,546,050.00
                               P & I AMT:     11,671.21
                               UPB AMT:   1,544,954.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593247     MORTGAGORS: DONAHUE              ANNE

    REGION CODE    ADDRESS   : 2090 VAN BUREN STREET
        01         CITY      :    EUGENE
                   STATE/ZIP : OR  97405
    MORTGAGE AMOUNT :    78,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     78,701.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       598.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593254     MORTGAGORS: MUSCATELL            MARK
                               MUSCATELL            LINDA
    REGION CODE    ADDRESS   : 8921 MONTE CRISTO DRIVE
        01         CITY      :    EVERETT
                   STATE/ZIP : WA  98208
    MORTGAGE AMOUNT :   124,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    123,922.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       942.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593262     MORTGAGORS: COX                  MARK
                               COX                  MICHELLE
    REGION CODE    ADDRESS   : 1519 WEST 2ND ST
        01         CITY      :    ABERDEEN
                   STATE/ZIP : WA  98520
    MORTGAGE AMOUNT :    71,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,152.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       522.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593270     MORTGAGORS: DITTERICK            MICHAEL
                               DITTERICK            DENICE
    REGION CODE    ADDRESS   : 3215 35TH ST CT. EAST
        01         CITY      :    TACOMA
                   STATE/ZIP : WA  98443
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,823.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.25600
    ----------------------------------------------------------------
0   0007593288     MORTGAGORS: MAYHEAD              FRED
                               MAYHEAD              JENNIE
    REGION CODE    ADDRESS   : 806 SE 45TH AVENUE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97215
    MORTGAGE AMOUNT :   120,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    119,923.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       901.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     649,950.00
                               P & I AMT:      4,821.20
                               UPB AMT:     649,523.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593296     MORTGAGORS: WILDES               KENN
                               WOODIE               NINA
    REGION CODE    ADDRESS   : 22325 NORTHEAST 9TH DRIVE
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   202,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    202,360.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,468.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593304     MORTGAGORS: JENSEN               RONALD

    REGION CODE    ADDRESS   : 1214 STONEHAVEN COURT
        01         CITY      :    WEST LINN
                   STATE/ZIP : OR  97068
    MORTGAGE AMOUNT :   242,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,645.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.60600
    ----------------------------------------------------------------
0   0007593312     MORTGAGORS: DEMARCO              JOHN
                               DEMARCO              KELLY
    REGION CODE    ADDRESS   : 1045 NORTH JUNIPER STREET
        01         CITY      :    CANBY
                   STATE/ZIP : OR  97013
    MORTGAGE AMOUNT :   101,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    101,533.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       754.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593320     MORTGAGORS: BIRDSONG             WILLIAM

    REGION CODE    ADDRESS   : 230 PONDERSOSA LANE
        01         CITY      :    WALESKA
                   STATE/ZIP : GA  30183
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,878.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,537.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.92100
    ----------------------------------------------------------------
0   0007593338     MORTGAGORS: CORY                 CLARA

    REGION CODE    ADDRESS   : 119 LYONS ROAD
        01         CITY      :    DECATUR
                   STATE/ZIP : AL  35603
    MORTGAGE AMOUNT :   170,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    169,894.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,292.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.34100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     916,900.00
                               P & I AMT:      6,876.69
                               UPB AMT:     916,312.51

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593346     MORTGAGORS: JENKINS              JACK

    REGION CODE    ADDRESS   : 490 BELMONT ROAD
        01         CITY      :    ATHENS
                   STATE/ZIP : GA  30605
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,856.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 73.05100
    ----------------------------------------------------------------
0   0007593353     MORTGAGORS: KANIS                DAVID

    REGION CODE    ADDRESS   : 1274 KITTREDGE COURT
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30329
    MORTGAGE AMOUNT :   145,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    144,905.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,076.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 66.21000
    ----------------------------------------------------------------
0   0007593379     MORTGAGORS: WHITEHEAD            MARK
                               WHITEHEAD            MARY
    REGION CODE    ADDRESS   : 1920 SANTA FE AVENUE
        01         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,702.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,132.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.70500
    ----------------------------------------------------------------
0   0007593387     MORTGAGORS: MIRKHANI             REZA
                               PARVIZPOUR           SHIRIN
    REGION CODE    ADDRESS   : 4840 ALMONDWOOD WAY
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   333,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,664.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.97900
    ----------------------------------------------------------------
0   0007593395     MORTGAGORS: HANSEN               LAWRENCE
                               HANSEN               JEANINE
    REGION CODE    ADDRESS   : 7561 N CALLE SIN DESENGANO
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   565,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    564,630.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,195.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 64.94200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,700,900.00
                               P & I AMT:     12,486.50
                               UPB AMT:   1,699,759.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593403     MORTGAGORS: GOLISH               RICHARD
                               SLEEPER              MARGARET
    REGION CODE    ADDRESS   : 3631 EAST SHOMI STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,749.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,639.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593411     MORTGAGORS: CRABLE               JOHN
                               CRABLE               JOANNE
    REGION CODE    ADDRESS   : 4811 WEST EL CORTEZ PLA
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85310
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,766.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593429     MORTGAGORS: STAFFORD             RICHARD
                               STAFFORD             NANCY
    REGION CODE    ADDRESS   : 1936 EAST HARVARD DRIVE
        01         CITY      :    TEMPE
                   STATE/ZIP : AZ  85283
    MORTGAGE AMOUNT :    88,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     88,279.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       656.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.23000
    ----------------------------------------------------------------
0   0007593437     MORTGAGORS: SMITH                SANDRA

    REGION CODE    ADDRESS   : 10110 EAST DOUBLETREE RANCH ROAD
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85258
    MORTGAGE AMOUNT :   238,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,247.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593445     MORTGAGORS: BARR                 JOHN
                               BARR                 BETTY
    REGION CODE    ADDRESS   : 84 TERRY LANE
        01         CITY      :    SONOITA
                   STATE/ZIP : AZ  85637
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,937.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       760.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 42.55300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,130,800.00
                               P & I AMT:      8,311.97
                               UPB AMT:   1,129,980.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593452     MORTGAGORS: EBERLE               LAURENCE
                               EBERLE               PATRICIA
    REGION CODE    ADDRESS   : 19 ELTON COURT
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,809.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,083.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593460     MORTGAGORS: STARK                DEBORAH
                               STARK                BARRON
    REGION CODE    ADDRESS   : 9418 BELMONT LANE
        01         CITY      :    WAXHAW
                   STATE/ZIP : NC  28175
    MORTGAGE AMOUNT :   279,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,152.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
0   0007593486     MORTGAGORS: CAMPBELL             HAROLD
                               CAMPBELL             SELMA
    REGION CODE    ADDRESS   : 105 N. HOWARD FITCH RD.
        01         CITY      :    KELSO
                   STATE/ZIP : TN  37348
    MORTGAGE AMOUNT :    52,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     51,907.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       390.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 55.91300
    ----------------------------------------------------------------
0   0007593494     MORTGAGORS: BARMAN               HAROLD
                               BARMAN               EVELYN
    REGION CODE    ADDRESS   : 32 DUNE OAKS RUN
        01         CITY      :    GEORGETOWN
                   STATE/ZIP : SC  29440
    MORTGAGE AMOUNT :   510,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    509,691.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,921.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593502     MORTGAGORS: JANSEN               GEORGIA

    REGION CODE    ADDRESS   : 16539 KIMBOLTEN DRIVE
        01         CITY      :    HUNTERSVILLE
                   STATE/ZIP : NC  28078
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,933.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       871.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,237,350.00
                               P & I AMT:      9,268.45
                               UPB AMT:   1,236,494.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593510     MORTGAGORS: THIMMES              TIMOTHY
                               THIMMES              JANET
    REGION CODE    ADDRESS   : 620 WEST ROB YOUNG LANE
        01         CITY      :    MARION
                   STATE/ZIP : UT  84036
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,815.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,171.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 65.68100
    ----------------------------------------------------------------
0   0007593528     MORTGAGORS: KEMP                 ERIC
                               KEMP                 PATRICIA
    REGION CODE    ADDRESS   : 8934 SOUTH EDGEWOOD STREET
        01         CITY      :    HIGHLANDS RANCH
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   152,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    151,914.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,209.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593536     MORTGAGORS: LOPEZ                JOSE
                               LOPEZ                CAROL
    REGION CODE    ADDRESS   : 4168 SOUTH 4580 WEST
        01         CITY      :    WEST VALLEY CITY
                   STATE/ZIP : UT  84120
    MORTGAGE AMOUNT :    96,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     96,735.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       710.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593544     MORTGAGORS: FRANKLIN             PHILLIP
                               FRANKLIN             NANCY
    REGION CODE    ADDRESS   : 17949 EAST DICKENSON PL
        01         CITY      :    AURORA
                   STATE/ZIP : CO  80013
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,890.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,384.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593551     MORTGAGORS: KHOSHATEFEH          PHYLLIS

    REGION CODE    ADDRESS   : 86 YORK ROAD
        01         CITY      :    MANSFIELD
                   STATE/ZIP : MA  02048
    MORTGAGE AMOUNT :   150,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,901.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,113.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 38.65900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     867,800.00
                               P & I AMT:      6,588.65
                               UPB AMT:     867,258.35

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593569     MORTGAGORS: RYAN                 BARBARA

    REGION CODE    ADDRESS   : PINEBROOK CONDOMINIUM UNIT E-9
        01         CITY      :    NORTH SPRINGFIELD
                   STATE/ZIP : VT  05150
    MORTGAGE AMOUNT :    64,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :     64,310.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       494.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007593577     MORTGAGORS: CONTARDO             PETER
                               CONTARDO             JUDITH
    REGION CODE    ADDRESS   : 111 NARRAGANSETT STREET
        01         CITY      :    NORTH KINGSTOWN
                   STATE/ZIP : RI  02852
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,331.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,301.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593585     MORTGAGORS: CIMINI               RICHARD

    REGION CODE    ADDRESS   : 27 MULBERRY CIRCLE
        01         CITY      :    JOHNSTON
                   STATE/ZIP : RI  02919
    MORTGAGE AMOUNT :   108,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    108,230.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       813.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.91300
    ----------------------------------------------------------------
0   0007593593     MORTGAGORS: PRINDIVILLE          SUZANNE

    REGION CODE    ADDRESS   : BROWNSVILLE-HARTLAND ROAD
        01         CITY      :    WEST WINDSOR
                   STATE/ZIP : VT  05037
    MORTGAGE AMOUNT :    72,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,956.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       553.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593601     MORTGAGORS: WHITEHEAD            ROBERT

    REGION CODE    ADDRESS   : 23635 LAKEWOOD
        01         CITY      :    CLINTON TOWNSHIP
                   STATE/ZIP : MI  48035
    MORTGAGE AMOUNT :    61,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     61,162.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       470.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     598,350.00
                               P & I AMT:      4,633.73
                               UPB AMT:     597,991.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593619     MORTGAGORS: INGARRA              JOYCE

    REGION CODE    ADDRESS   : 4168 LANCASTER LANE
        01         CITY      :    BRIMFIELD TWP.
                   STATE/ZIP : OH  44240
    MORTGAGE AMOUNT :    94,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,444.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       735.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007593627     MORTGAGORS: REARDON              STEVEN

    REGION CODE    ADDRESS   : 36050 LEON
        01         CITY      :    LIVONIA
                   STATE/ZIP : MI  48152
    MORTGAGE AMOUNT :    98,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     97,940.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       753.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 72.05800
    ----------------------------------------------------------------
0   0007593635     MORTGAGORS: LIGHT                DAVID

    REGION CODE    ADDRESS   : 504 EAST STREET
        01         CITY      :    DANVILLE
                   STATE/ZIP : OH  43011
    MORTGAGE AMOUNT :    37,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     37,478.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       295.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------
0   0007593643     MORTGAGORS: POPOWITZ             THEODORE

    REGION CODE    ADDRESS   : 23200 FOURTEEN MILE ROAD
        01         CITY      :    BLOOMFIELD
                   STATE/ZIP : MI  48301
    MORTGAGE AMOUNT :   227,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,375.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007593650     MORTGAGORS: WEBB                 CRAIG
                               ZURVALEC             DANA
    REGION CODE    ADDRESS   : 5455 HUNTSMAN DR
        01         CITY      :    WHITELAKE
                   STATE/ZIP : MI  48383
    MORTGAGE AMOUNT :   160,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    160,455.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,279.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     618,300.00
                               P & I AMT:      4,893.50
                               UPB AMT:     617,694.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593668     MORTGAGORS: LOCK                 JOHN
                               LOCK                 DEBRA
    REGION CODE    ADDRESS   : ROUTE Y P O BOX 369
        01         CITY      :    LINN CREEK
                   STATE/ZIP : MO  65052
    MORTGAGE AMOUNT :   111,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    110,934.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       863.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 71.61200
    ----------------------------------------------------------------
0   0007593676     MORTGAGORS: VLAZNY               WILLIAM

    REGION CODE    ADDRESS   : 3745 LEXINGTON DRIVE
        01         CITY      :    HOFFMAN ESTATES
                   STATE/ZIP : IL  60195
    MORTGAGE AMOUNT :   149,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,407.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,136.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007593684     MORTGAGORS: FENDRICH             CHARLES
                               FENDRICH             ROBERTA
    REGION CODE    ADDRESS   : 4 COURT OF NANTUCKET
        01         CITY      :    LINCOLNSHIRE
                   STATE/ZIP : IL  60069
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,848.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,410.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 79.18900
    ----------------------------------------------------------------
0   0007593692     MORTGAGORS: COOKS                JAMES
                               COOKS                MYRNA
    REGION CODE    ADDRESS   : 703 AMER DRIVE
        01         CITY      :    FORT WASHINGTON
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   485,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    483,803.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,474.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.22900
    ----------------------------------------------------------------
0   0007593700     MORTGAGORS: HUGHES               STEPHEN
                               HUGHES               KAREN
    REGION CODE    ADDRESS   : 2575 MACLAND ROAD
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30064
    MORTGAGE AMOUNT :   481,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    481,576.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,536.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 68.84200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,520,400.00
                               P & I AMT:     11,420.72
                               UPB AMT:   1,518,570.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593718     MORTGAGORS: BEAULIEU             BRUCE

    REGION CODE    ADDRESS   : LOT 28 LONG BRANCH SHORES
        01         CITY      :    BRACEY
                   STATE/ZIP : VA  23919
    MORTGAGE AMOUNT :   125,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    124,920.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       939.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.25400
    ----------------------------------------------------------------
0   0007593726     MORTGAGORS: HERNANDEZ            NELSON

    REGION CODE    ADDRESS   : 1101 SMITH VILLAGE ROAD
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20904
    MORTGAGE AMOUNT :   214,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    213,866.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,626.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 64.84800
    ----------------------------------------------------------------
0   0007593734     MORTGAGORS: MAGRUDER             WALTER

    REGION CODE    ADDRESS   : 97 OAKWOOD STREET
        01         CITY      :    BETHANY BEACH
                   STATE/ZIP : DE  19930
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,778.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,713.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007593742     MORTGAGORS: CROCKETT             DAVID
                               CROCKETT             GERALDINE
    REGION CODE    ADDRESS   : 3788 SPRING VALLEY ROAD
        01         CITY      :    DOYLESTOWN
                   STATE/ZIP : PA  18901
    MORTGAGE AMOUNT :   195,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    194,893.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,569.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0007593759     MORTGAGORS: GUTIERREZ            LEONCIO

    REGION CODE    ADDRESS   : 11402 CEDAR RIDGE DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   266,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,088.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,047.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,157,250.00
                               P & I AMT:      8,895.37
                               UPB AMT:   1,156,547.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593767     MORTGAGORS: WOODS                JOHN
                               WOODS                SANDRA
    REGION CODE    ADDRESS   : 504 PORTER LANE
        01         CITY      :    KEY WEST
                   STATE/ZIP : FL  33040
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,769.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,921.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593775     MORTGAGORS: SIEGEL               JOAN

    REGION CODE    ADDRESS   : 17946 HAMPSHIRE LANE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33498
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,934.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       742.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 23.80900
    ----------------------------------------------------------------
0   0007593783     MORTGAGORS: SCHIAVONE            DANIEL

    REGION CODE    ADDRESS   : 508 NOAH LANE
        01         CITY      :    KEY WEST
                   STATE/ZIP : FL  33040
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,822.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 53.48500
    ----------------------------------------------------------------
0   0007593809     MORTGAGORS: MURIN                JOHN
                               MURIN                BETSEY
    REGION CODE    ADDRESS   : 11800 HOMESTEAD LANE
        01         CITY      :    FORT MYERS
                   STATE/ZIP : FL  33905
    MORTGAGE AMOUNT :    64,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     63,963.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       503.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593825     MORTGAGORS: YEUNG                HOI
                               YEUNG                HING
    REGION CODE    ADDRESS   : 13380 BISCAYNE BAY DRIVE
        01         CITY      :    NORTH MIAMI
                   STATE/ZIP : FL  33180
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,710.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,169.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,276,000.00
                               P & I AMT:      9,671.11
                               UPB AMT:   1,275,200.56

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593841     MORTGAGORS: SARDINA              JENNIFER

    REGION CODE    ADDRESS   : 412 ALEDO AVENUE
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   130,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    129,921.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       999.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 63.41400
    ----------------------------------------------------------------
0   0007593858     MORTGAGORS: GONZALEZ             ISIS

    REGION CODE    ADDRESS   : 13217 SOUTHWEST 49TH COURT
        01         CITY      :    MIRAMAR
                   STATE/ZIP : FL  33027
    MORTGAGE AMOUNT :   105,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    104,941.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       835.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 68.06400
    ----------------------------------------------------------------
0   0007593866     MORTGAGORS: ALVAREZ              JAIME

    REGION CODE    ADDRESS   : 521 MINORCA AVENUE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   120,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    119,927.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       922.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593874     MORTGAGORS: MONAYAR              YESMIN

    REGION CODE    ADDRESS   : 8860 SW 105TH STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,763.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,998.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593882     MORTGAGORS: BENSON               SAMUEL

    REGION CODE    ADDRESS   : 14621 AVALON ROAD
        01         CITY      :    WINTER GARDEN
                   STATE/ZIP : FL  34787
    MORTGAGE AMOUNT :   120,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    120,186.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       978.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     865,250.00
                               P & I AMT:      6,734.89
                               UPB AMT:     864,739.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593890     MORTGAGORS: GARRIDO              ANTONIO
                               GARRIDO              JENNY
    REGION CODE    ADDRESS   : 4514 CAMPOBELLO STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,589.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,966.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593908     MORTGAGORS: SEE                  ROBERT

    REGION CODE    ADDRESS   : 1820 MARICH WAY
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,777.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593916     MORTGAGORS: BROWN                TIMOTHY
                               BROWN                DANA
    REGION CODE    ADDRESS   : 21 VIA CASETA
        01         CITY      :    RANCHO SANTA MARGARITA
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   172,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    171,910.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,415.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007593924     MORTGAGORS: SANTY                JOHN
                               SANTY                SHELLEY
    REGION CODE    ADDRESS   : 619 21ST STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,016.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,243.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.80000
    ----------------------------------------------------------------
0   0007593932     MORTGAGORS: PECHIN               CHARLES

    REGION CODE    ADDRESS   : 31601 VIA COYOTE
        01         CITY      :    TRABUCO CANYON AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,767.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 76.76400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,326,950.00
                               P & I AMT:     10,087.86
                               UPB AMT:   1,326,061.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593940     MORTGAGORS: COLE                 WILLIAM
                               COLE                 SHIRLEY
    REGION CODE    ADDRESS   : 2335 CUMBERLAND ROAD
        01         CITY      :    SAN MARINO
                   STATE/ZIP : CA  91108
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,772.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 61.68200
    ----------------------------------------------------------------
0   0007593957     MORTGAGORS: KEEFE                JAMES
                               KEEFE                JANET
    REGION CODE    ADDRESS   : 2708 VIA ELEVADO
        01         CITY      :    PALOS VERDE ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   746,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    745,863.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,139.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   015
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007593965     MORTGAGORS: TURNER               WILLIAM
                               TURNER               DEBORAH
    REGION CODE    ADDRESS   : 965 VIA PACHECO
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,793.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,338.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007593973     MORTGAGORS: SANCHEZ              RAFAEL
                               SANCHEZ              JENNIFER
    REGION CODE    ADDRESS   : 2863 OPAL COURT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   247,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,725.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,775.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0007593981     MORTGAGORS: NICHOLS              STEPHEN
                               NICHOLS              LISA
    REGION CODE    ADDRESS   : 3317 PURDUE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90066
    MORTGAGE AMOUNT :   337,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,379.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,506.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,976,750.00
                               P & I AMT:     15,153.49
                               UPB AMT:   1,975,534.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007593999     MORTGAGORS: LIPPER               ARTHUR
                               LIPPER               ALLYSON
    REGION CODE    ADDRESS   : 10541 BUTTERFIELD ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90064
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,708.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,074.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594005     MORTGAGORS: KELLAMS              DAVID

    REGION CODE    ADDRESS   : 5297 AUSTIN ROAD
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93117
    MORTGAGE AMOUNT :   393,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,749.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,952.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.77700
    ----------------------------------------------------------------
0   0007594013     MORTGAGORS: MUELLER              DIRK

    REGION CODE    ADDRESS   : 3529-3531 19TH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,795.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,316.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594021     MORTGAGORS: PAUL                 ALEXANDRA

    REGION CODE    ADDRESS   : 18401 COASTLINE DRIVE
        01         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    443,709.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,296.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594039     MORTGAGORS: SUDING               MIKE
                               SUDING               KAREN
    REGION CODE    ADDRESS   : 5345 JEAN LANE
        01         CITY      :    GOLETA
                   STATE/ZIP : CA  93111
    MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,401.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,846,600.00
                               P & I AMT:     13,576.60
                               UPB AMT:   1,845,365.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007594047     MORTGAGORS: CARPENTER            DAVID
                               CARENTER             LEILA
    REGION CODE    ADDRESS   : 660 BUENA VISTA AVENUE
        01         CITY      :    SANTA BARBA
                   STATE/ZIP : CA  93108
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    999,345.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,424.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   015
    LTV :                 40.00000
    ----------------------------------------------------------------
0   0007594054     MORTGAGORS: MURPHY               DANIEL

    REGION CODE    ADDRESS   : 765 LILAC DRIVE
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93108
    MORTGAGE AMOUNT :   510,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    509,559.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,876.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 52.30700
    ----------------------------------------------------------------
0   0007594062     MORTGAGORS: JACOCKS              JONATHAN
                               JACOCKS              ANN
    REGION CODE    ADDRESS   : 1385 CAMINO MAGENTA
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   457,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,268.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,805.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007594070     MORTGAGORS: JANKOVICH            TODD

    REGION CODE    ADDRESS   : 3571 SEAGLEN DRIVE
        01         CITY      :    RANCHO PALO VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   395,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,227.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,867.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007594088     MORTGAGORS: HARRISON             ROGER
                               HARRISON             HILARIE
    REGION CODE    ADDRESS   : 2825 TAPADERO ROAD
        01         CITY      :    LOS OLIVOS
                   STATE/ZIP : CA  93441
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,728.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,971.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,768,000.00
                               P & I AMT:     20,946.01
                               UPB AMT:   2,766,130.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007594096     MORTGAGORS: TRAUTWEIN            RICHARD
                               TRAUTWEIN            DIANA
    REGION CODE    ADDRESS   : 560 HOT SPRINGS ROAD
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93108
    MORTGAGE AMOUNT :   729,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    728,510.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,349.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   015
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007594104     MORTGAGORS: HEASLIP              RICHARD
                               HEASLIP              DEBRA
    REGION CODE    ADDRESS   : 4543 SKIDMORE COURT
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,114.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,716.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007594112     MORTGAGORS: HILTON               HARRY
                               HILTON               CHRISTINE
    REGION CODE    ADDRESS   : 90 SMITH AVENUE
        01         CITY      :    GARDEN CITY
                   STATE/ZIP : GA  31408
    MORTGAGE AMOUNT :    65,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     65,298.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       584.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   02/01/17
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594120     MORTGAGORS: HARPER               NORMAN
                               HARPER               SUZANNE
    REGION CODE    ADDRESS   : 124 BROOK ROAD
        01         CITY      :    CHARLESTON
                   STATE/ZIP : WV  25309
    MORTGAGE AMOUNT :    78,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     78,274.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       680.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/17
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594138     MORTGAGORS: THOMAS               MARK
                               THOMAS               DIANA
    REGION CODE    ADDRESS   : 16398 CANON LANE
        01         CITY      :    CITY OF CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,110.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,177.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,621,250.00
                               P & I AMT:     12,508.23
                               UPB AMT:   1,619,309.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007594146     MORTGAGORS: BREIWICK             LORNE

    REGION CODE    ADDRESS   : 14612 682ND AVE NE
        01         CITY      :    BARING
                   STATE/ZIP : WA  98224
    MORTGAGE AMOUNT :    63,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :     63,592.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       506.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007594153     MORTGAGORS: GLENN                HAL
                               GREER                JAMES
    REGION CODE    ADDRESS   : 666 UPAS STREET  #902
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92103
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,566.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007594161     MORTGAGORS: CUTTING              ROBERT
                               MACKAIN              SALLY
    REGION CODE    ADDRESS   : 403 SUMMER REST ROAD
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28405
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,084.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,844.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0007594179     MORTGAGORS: SCHLUB               PAUL
                               SCHLUB               MARYANNE
    REGION CODE    ADDRESS   : 60 OAKLAND CIRCLE
        01         CITY      :    ABINGTON
                   STATE/ZIP : MA  02351
    MORTGAGE AMOUNT :    99,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,227.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       781.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007594187     MORTGAGORS: PARKS                DONALD
                               PARKS                JOHAN
    REGION CODE    ADDRESS   : 2800 EAST SUNRISE BLVD #11F
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33304
    MORTGAGE AMOUNT :   130,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    129,849.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,022.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 68.42100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,018,100.00
                               P & I AMT:      7,846.46
                               UPB AMT:   1,016,320.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007594195     MORTGAGORS: ROGE                 STUART
                               ROGE                 TANE P
    REGION CODE    ADDRESS   : 1356 ASBURY
        01         CITY      :    WINNETKA
                   STATE/ZIP : IL  60093
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,785.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594203     MORTGAGORS: SWANN                THOMAS
                               SWANN                ELIZABETH
    REGION CODE    ADDRESS   : 1127 GREENWOOD AVE
        01         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,351.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,952.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594211     MORTGAGORS: ALEXANDER            JAMES

    REGION CODE    ADDRESS   : 10725 202ND ST W
        01         CITY      :    LAKEVILLE
                   STATE/ZIP : MN  55044
    MORTGAGE AMOUNT :   246,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,484.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,854.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594229     MORTGAGORS: AROM                 KIT
                               AROM                 SUMONDA
    REGION CODE    ADDRESS   : 5200 SCHAEFER ROAD
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55436
    MORTGAGE AMOUNT :   991,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    988,991.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,271.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   015
    LTV :                 60.06000
    ----------------------------------------------------------------
0   0007594237     MORTGAGORS: LEIB                 ALAN
                               LEIB                 ELLYN
    REGION CODE    ADDRESS   : 1121 STRATFORD ROAD
        01         CITY      :    DEERFIELD
                   STATE/ZIP : IL  60015
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,808.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.16600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,362,800.00
                               P & I AMT:     17,517.40
                               UPB AMT:   2,359,421.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007594245     MORTGAGORS: NOVAK                ROBERT
                               NOVAK                KATHY
    REGION CODE    ADDRESS   : 17637 LASIANDRA DR
        01         CITY      :    CHESTERFIELD
                   STATE/ZIP : MO  63005
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,797.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 77.63400
    ----------------------------------------------------------------
0   0007594252     MORTGAGORS: ALEXANDER            BRADDOCK
                               ALEXANDER            DENISE
    REGION CODE    ADDRESS   : 7110 PYLE ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   372,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,362.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,799.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007594260     MORTGAGORS: MEIER                DAVID
                               MEIER                CHARMAINE
    REGION CODE    ADDRESS   : 1115 SUNSET DRIVE
        01         CITY      :    BEL AIR
                   STATE/ZIP : MD  21014
    MORTGAGE AMOUNT :   229,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,398.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------
0   0007594278     MORTGAGORS: BATTE                EVERT
                               BATTE                MILFRED
    REGION CODE    ADDRESS   : 1764 WILLOW SPRINGS DRIVE
        01         CITY      :    WEST FRIENDSHIP
                   STATE/ZIP : MD  21784
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 67.11400
    ----------------------------------------------------------------
0   0007594286     MORTGAGORS: SCHAEFERMEIER        MARTIN

    REGION CODE    ADDRESS   : 9327 MAYBROOK COURT
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22309
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,827.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,454,300.00
                               P & I AMT:     10,734.67
                               UPB AMT:   1,453,184.89

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007594294     MORTGAGORS: BONVILLE             SHARON

    REGION CODE    ADDRESS   : 2003 NEPTUNE WAY
        01         CITY      :    KITTY HAWK
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :    69,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     69,553.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       510.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007594302     MORTGAGORS: BROWN                KENNETH

    REGION CODE    ADDRESS   : 1823   BEARHOLLOW ROAD
        01         CITY      :    GREENSBORO
                   STATE/ZIP : NC  27410
    MORTGAGE AMOUNT :   232,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,443.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,706.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 85.95600
    ----------------------------------------------------------------
0   0007594310     MORTGAGORS: MONTEMURO            ANTHONY
                               MONTEMURO            ARIANE
    REGION CODE    ADDRESS   : 5718 GLEN FOREST DRIVE
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28226
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,593.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,707.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007594328     MORTGAGORS: FEE                  JAMES
                               FEE                  DEBORAH
    REGION CODE    ADDRESS   : 2 MICHAUD AVENUE
        01         CITY      :    OLD ORCHARD BEACH
                   STATE/ZIP : ME  04064
    MORTGAGE AMOUNT :    53,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     53,565.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       402.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030871545     MORTGAGORS: STRUPP               PETER
                               STRUPP               PHYLLIS
    REGION CODE    ADDRESS   : 8618 E SILVER SADDLE
        01         CITY      :    CAREFREE
                   STATE/ZIP : AZ  85377
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,612.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,220.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 72.72700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     988,550.00
                               P & I AMT:      7,548.87
                               UPB AMT:     987,769.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030871552     MORTGAGORS: RICHLAN              RICHARD

    REGION CODE    ADDRESS   : 510 TURTLE HATCH RD
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  34103
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,857.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,814.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030871560     MORTGAGORS: OHEARN               ROBERT
                               SOKOLOFF             BARBARA
    REGION CODE    ADDRESS   : 84 OLD MILL DR
        01         CITY      :    MEDIA
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,751.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,342.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.98500
    ----------------------------------------------------------------
0   0030871578     MORTGAGORS: KELLY                LAWRENCE
                               KELLY                MAUREEN
    REGION CODE    ADDRESS   : 104 NICHOLSON DR
        01         CITY      :    DOWNINGTON
                   STATE/ZIP : PA  19335
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,810.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 93.83600
    ----------------------------------------------------------------
0   0030871594     MORTGAGORS: BLANCHARD            CAROLYN

    REGION CODE    ADDRESS   : 14836 WEDDINGTON STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91411
    MORTGAGE AMOUNT :   128,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,066.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       952.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030871602     MORTGAGORS: WILKES               GREGORY
                               WILKES               JANET
    REGION CODE    ADDRESS   : 78925 STARLIGHT LANE
        01         CITY      :    BERMUDA DUNES
                   STATE/ZIP : CA  92201
    MORTGAGE AMOUNT :   420,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,345.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,234.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.96100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,375,850.00
                               P & I AMT:     10,133.30
                               UPB AMT:   1,374,829.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030871610     MORTGAGORS: CARLETON             RUSSELL
                               MEINHARDT            LINDA
    REGION CODE    ADDRESS   : 54685 TANGLEWOOD
        01         CITY      :    LA QUINTA
                   STATE/ZIP : CA  92253
    MORTGAGE AMOUNT :    75,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,955.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       583.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 55.55500
    ----------------------------------------------------------------
0   0030871636     MORTGAGORS: HARRIS               TIMOTHY
                               HARRIS               CONNIE
    REGION CODE    ADDRESS   : 2081 HIDDEN HOLLOW LANE
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89012
    MORTGAGE AMOUNT :   254,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,029.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.03900
    ----------------------------------------------------------------
0   0030871651     MORTGAGORS: ZARRELLA             LARRY
                               ZARRELLA             EARLENE
    REGION CODE    ADDRESS   : 5136 NE 26 AVENUE
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33308
    MORTGAGE AMOUNT :   223,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,461.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030871669     MORTGAGORS: SARANDES             ANTHONY

    REGION CODE    ADDRESS   : 3 GROVE ISLES DR # 1408
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33133
    MORTGAGE AMOUNT :   233,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,597.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0030871685     MORTGAGORS: STALLINGS            KYLE
                               STALLINGS            JAMIE
    REGION CODE    ADDRESS   : 7911 COUNTY ROAD #56
        01         CITY      :    MIDLAND
                   STATE/ZIP : TX  79701
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 62.95900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,086,550.00
                               P & I AMT:      8,084.97
                               UPB AMT:   1,085,841.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030871693     MORTGAGORS: AMID                 FARNOUSH

    REGION CODE    ADDRESS   : 838 BARRINGTON AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   112,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    112,426.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       835.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030871701     MORTGAGORS: TAYLOR               CHRISTOPHER
                               TAYLOR               KAREN
    REGION CODE    ADDRESS   : 11549 PENDELTON AVENUE
        01         CITY      :    YUCAIPA
                   STATE/ZIP : CA  92399
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,720.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030871727     MORTGAGORS: SIEGEL               ROBERT
                               SIEGEL               REBECCA
    REGION CODE    ADDRESS   : 1008 BUR OAK DRIVE
        01         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   177,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    177,383.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,317.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98500
    ----------------------------------------------------------------
0   0030871743     MORTGAGORS: FOX                  JAMES
                               FOX                  CAROLYN
    REGION CODE    ADDRESS   : 920 NORTH HEICHEL ROAD
        01         CITY      :    CAMANO ISLAND
                   STATE/ZIP : WA  98292
    MORTGAGE AMOUNT :   279,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,897.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,023.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030871750     MORTGAGORS: HABASHI              MAHER
                               HABASHI              NAGIBA
    REGION CODE    ADDRESS   : 16155 WEATHERLY WAY
        01         CITY      :    HUNTERSVILLE
                   STATE/ZIP : NC  28078
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,635.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,171.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 66.32600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,443,100.00
                               P & I AMT:     11,051.18
                               UPB AMT:   1,442,064.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030871776     MORTGAGORS: ALIHASSAN            ABDUL

    REGION CODE    ADDRESS   : 3040 KAREN LANE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30062
    MORTGAGE AMOUNT :    80,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     80,451.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       618.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.88300
    ----------------------------------------------------------------
0   0030871784     MORTGAGORS: GRAHAM               TAD
                               GRAHAM               JUDITH
    REGION CODE    ADDRESS   : 10238 RUE CHAMONIX
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,789.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 89.98400
    ----------------------------------------------------------------
0   0030871818     MORTGAGORS: MC CLANAHAN          GARY
                               MC CLANAHAN          DEBORAH
    REGION CODE    ADDRESS   : 4809 TARANTELLA LANE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,803.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,582.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030871826     MORTGAGORS: SIPE                 ERIC
                               SIPE                 CINDY
    REGION CODE    ADDRESS   : 105 HIGHWAY 417
        01         CITY      :    MOORE
                   STATE/ZIP : SC  29369
    MORTGAGE AMOUNT :   114,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    113,877.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       870.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/22
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.55100
    ----------------------------------------------------------------
0   0030871859     MORTGAGORS: PAPADIMITROPOULOS    MADELINE

    REGION CODE    ADDRESS   : 21456 E GEDDES PLACE
        01         CITY      :    AURORA
                   STATE/ZIP : CO  80016
    MORTGAGE AMOUNT :   147,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    147,510.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,134.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 51.78900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     957,100.00
                               P & I AMT:      7,185.40
                               UPB AMT:     956,433.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030871925     MORTGAGORS: GORNSTEIN            SIDNEY

    REGION CODE    ADDRESS   : 27 VILLAGE LANE
        01         CITY      :    NARRAGANSETT
                   STATE/ZIP : RI  02882
    MORTGAGE AMOUNT :   168,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    167,898.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,291.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030871933     MORTGAGORS: SOLANO               QUENTIN
                               SOLANO               LAURA
    REGION CODE    ADDRESS   : SNOW VALLEY CONDOMINIUM, UNIT # 2
        01         CITY      :    WEST DOVER
                   STATE/ZIP : VT  05356
    MORTGAGE AMOUNT :    27,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :     27,284.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       217.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030871941     MORTGAGORS: WARES                CRAIG
                               WARES                COLLEEN
    REGION CODE    ADDRESS   : 1947 SOUTH LONG LAKE RD.N.
        01         CITY      :    TRAVERSE CITY
                   STATE/ZIP : MI  49684
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,728.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,444.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030871966     MORTGAGORS: YOSICK               ANDREA

    REGION CODE    ADDRESS   : 244 MAYLAWN AVENUE
        01         CITY      :    WADSWORTH
                   STATE/ZIP : OH  44281
    MORTGAGE AMOUNT :    54,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     53,970.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       434.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 47.36800
    ----------------------------------------------------------------
0   0030871974     MORTGAGORS: HOPKINS              DALE
                               HOPKINS              NANCY
    REGION CODE    ADDRESS   : 1289 58TH STREET
        01         CITY      :    PULLMAN
                   STATE/ZIP : MI  49450
    MORTGAGE AMOUNT :    93,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     93,546.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       736.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 78.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     790,900.00
                               P & I AMT:      6,124.59
                               UPB AMT:     790,428.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG00049705CH  01
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030871990     MORTGAGORS: ABAUNZA              GLADYS

    REGION CODE    ADDRESS   : ONE GROVE ISLE DRIVE #407
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33133
    MORTGAGE AMOUNT :   150,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,911.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,166.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 42.85700
    ----------------------------------------------------------------
0   0030872030     MORTGAGORS: RHEA                 JAMES
                               RHEA                 LINDA
    REGION CODE    ADDRESS   : 758 TIMUQUANA LANE
        01         CITY      :    PALM HARBOR
                   STATE/ZIP : FL  34683
    MORTGAGE AMOUNT :   120,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    119,927.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       922.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030872071     MORTGAGORS: LICHTENFELD          MARK
                               LICHTENFELD          MARNI
    REGION CODE    ADDRESS   : 9107 CLAYTON RD
        01         CITY      :    LADUE
                   STATE/ZIP : MO  63124
    MORTGAGE AMOUNT :   497,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    497,207.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,607.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    3
                               LOAN AMT:     767,550.00
                               P & I AMT:      5,696.97
                               UPB AMT:     767,046.33
0                   TOTAL      NUM OF LOANS:  513
                               LOAN AMT: 139,248,025.00
                               P & I AMT:  1,041,386.88
                               UPB AMT: 139,090,796.49


                       LOAN GROUP 2

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007517592     MORTGAGORS: TUTTEROW             DAVID
                               TUTTEROW             MITZI
    REGION CODE    ADDRESS   : 528 COLLINS AVENUE
        00         CITY      :    KANNAPOLIS
                   STATE/ZIP : NC  28083
    MORTGAGE AMOUNT :    77,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,800.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       585.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007529464     MORTGAGORS: KLECAN               JOHN
                               KLECAN               KATHLEEN
    REGION CODE    ADDRESS   : 9124 RIDGEFIELD AVENUE NE
        00         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87109
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007530058     MORTGAGORS: LIM                  RICHARD
                               LIM                  WHAJA
    REGION CODE    ADDRESS   : 5232 LOS GRANDES WAY
        00         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.22727
    ----------------------------------------------------------------
0   0007531155     MORTGAGORS: WINN                 DAVID
                               WINN                 HELEN
    REGION CODE    ADDRESS   : 102 PALMETTO STREET
        00         CITY      :    ST. MARYS
                   STATE/ZIP : GA  31558
    MORTGAGE AMOUNT :    68,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     67,858.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       493.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007531981     MORTGAGORS: IYER                 SUBRAMANIAN
                               IYER                 BHAVANI
    REGION CODE    ADDRESS   : 73 INDIAN HILL ROAD
        00         CITY      :    MOUNT KISCO
                   STATE/ZIP : NY  10549
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,867.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 64.81481
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,016,900.00
                               P & I AMT:      7,393.66
                               UPB AMT:   1,015,526.58

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007533243     MORTGAGORS: FOX                  ROBERT
                               FOX                  RILLA
    REGION CODE    ADDRESS   : 302 AMBERLY DRIVE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : NC  27292
    MORTGAGE AMOUNT :    81,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :     81,672.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       593.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.11800
    ----------------------------------------------------------------
0   0007534233     MORTGAGORS: LEBLANC              RENEE'

    REGION CODE    ADDRESS   : 6400 CANAL BOULEVARD
        00         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70124
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007534522     MORTGAGORS: PORTER               DALE
                               PORTER               DEBORAH
    REGION CODE    ADDRESS   : 4561 ARROWHEAD DRIVE
        00         CITY      :    DECATUR
                   STATE/ZIP : AL  35603
    MORTGAGE AMOUNT :   147,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    146,896.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,053.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.83871
    ----------------------------------------------------------------
0   0007537236     MORTGAGORS: RISALITI             DANIEL
                               RISALITI             LISA
    REGION CODE    ADDRESS   : 1744 OAK TRAIL STREET NW
        01         CITY      :    MASSILLON
                   STATE/ZIP : OH  44646
    MORTGAGE AMOUNT :    65,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :     65,417.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       480.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007541345     MORTGAGORS: HUGHES               ROBERT
                               HUGHES               MELANIE
    REGION CODE    ADDRESS   : 560 ANNIE ROONEY ROAD
        00         CITY      :    LAWRENCEBURG
                   STATE/ZIP : TN  38464
    MORTGAGE AMOUNT :    82,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :     82,044.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       617.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97109
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     601,600.00
                               P & I AMT:      4,435.48
                               UPB AMT:     601,030.54

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007542061     MORTGAGORS: BONFIELD             DAVID
                               BONFIELD             WENDY
    REGION CODE    ADDRESS   : 10 HOVDE PARK DR
        00         CITY      :    SELAH
                   STATE/ZIP : WA  98942
    MORTGAGE AMOUNT :   114,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    114,426.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       860.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.96551
    ----------------------------------------------------------------
0   0007542897     MORTGAGORS: PRIETO               RICARDO
                               LOPEZ                JOSE
    REGION CODE    ADDRESS   : 1900 SW 120 TERR
        01         CITY      :    MIRAMAR
                   STATE/ZIP : FL  33025
    MORTGAGE AMOUNT :   121,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    121,561.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       883.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.96300
    ----------------------------------------------------------------
0   0007543358     MORTGAGORS: SAMMARTINO           HENRY
                               SAMMARTINO           MICHELLE
    REGION CODE    ADDRESS   : 123 BERKLEY AVENUE
        00         CITY      :    MT  ROYAL
                   STATE/ZIP : NJ  08061
    MORTGAGE AMOUNT :    97,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     97,536.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       724.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007544216     MORTGAGORS: REESE                MICHAEL
                               REESE                JENNIFER
    REGION CODE    ADDRESS   : 243 LINWOOD AVENUE NW
        01         CITY      :    CANTON
                   STATE/ZIP : OH  44708
    MORTGAGE AMOUNT :    84,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     84,332.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       627.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.94300
    ----------------------------------------------------------------
0   0007544224     MORTGAGORS: JUARIE               DENNIS

    REGION CODE    ADDRESS   : 3272 EDGERTON STREET
        01         CITY      :    VADNIE HEIGHTS
                   STATE/ZIP : MN  55127
    MORTGAGE AMOUNT :    64,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :     63,964.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       470.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.96200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     482,600.00
                               P & I AMT:      3,566.52
                               UPB AMT:     481,821.81

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007545700     MORTGAGORS: LITTLE               CRAIG
                               LITTLE               MILISSA
    REGION CODE    ADDRESS   : 4910 PINE STREET
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28403
    MORTGAGE AMOUNT :    95,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,818.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       688.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 92.23300
    ----------------------------------------------------------------
0   0007547151     MORTGAGORS: MITCHELL             VANNIE
                               MITCHELL             ROBIN
    REGION CODE    ADDRESS   : 2013 OLD ARBOR COURT
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34232
    MORTGAGE AMOUNT :   134,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,618.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       989.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99600
    ----------------------------------------------------------------
0   0007547342     MORTGAGORS: ANDERSON             GREGORY
                               ANDERSON             CAROLE
    REGION CODE    ADDRESS   : 1217 DIAMOND AVENUE
        00         CITY      :    SOUTH PASAD
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   340,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,528.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 84.09800
    ----------------------------------------------------------------
0   0007548068     MORTGAGORS: SMITH                MARY

    REGION CODE    ADDRESS   : N9561 CARNOT DRIVE
        01         CITY      :    ALGOMA
                   STATE/ZIP : WI  54201
    MORTGAGE AMOUNT :    55,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     55,762.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       409.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.97800
    ----------------------------------------------------------------
0   0007548910     MORTGAGORS: GRANT                MICHAEL
                               GRANT                ALOHALEE
    REGION CODE    ADDRESS   : 9141 FIVE HARBORS DRIVE
        00         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 93.69747
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     849,200.00
                               P & I AMT:      6,272.09
                               UPB AMT:     848,799.22

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007549231     MORTGAGORS: HANNON               CYNTHIA

    REGION CODE    ADDRESS   : 4905 TULIP TREE PLACE UNIT J-89
        00         CITY      :    MAYS LANDING
                   STATE/ZIP : NJ  08330
    MORTGAGE AMOUNT :    70,824.00  OPTION TO CONVERT :
    UNPAID BALANCE :     70,824.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       525.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 93.80662
    ----------------------------------------------------------------
0   0007549504     MORTGAGORS: JOHNSON              MITCHELL
                               JOHNSON              PAMELA
    REGION CODE    ADDRESS   : 4314 NORTH 72ND STREET
        01         CITY      :    MILWAUKEE
                   STATE/ZIP : WI  53025
    MORTGAGE AMOUNT :    70,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     70,107.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       521.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0007549561     MORTGAGORS: MILKOWSKI            DOUGLAS
                               MILKOWSKI            VICKI
    REGION CODE    ADDRESS   : 1342 HILLCREST DRIVE
        01         CITY      :    FRIDLEY
                   STATE/ZIP : MN  55432
    MORTGAGE AMOUNT :   114,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    113,850.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       846.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0007550569     MORTGAGORS: GRUBE                DAVID
                               GRUBE                VIVIAN
    REGION CODE    ADDRESS   : 5 LEE AVENUE
        00         CITY      :    HADDONFIELD
                   STATE/ZIP : NJ  08033
    MORTGAGE AMOUNT :    70,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :     70,005.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       526.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.47959
    ----------------------------------------------------------------
0   0007552052     MORTGAGORS: TURNER               ROSLYN

    REGION CODE    ADDRESS   : 10131 SOUTH LOWE AVENUE
        00         CITY      :    CHICAGO
                   STATE/ZIP : IL  60638
    MORTGAGE AMOUNT :    64,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     64,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       480.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.52760
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     389,074.00
                               P & I AMT:      2,900.64
                               UPB AMT:     388,787.52

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007552359     MORTGAGORS: MCKITTRICK           WILLIAM

    REGION CODE    ADDRESS   : 6120 DEHESA RD
        00         CITY      :    EL CAJON
                   STATE/ZIP : CA  92019
    MORTGAGE AMOUNT :   283,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,108.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 88.73400
    ----------------------------------------------------------------
0   0007553472     MORTGAGORS: ILLIG                PAUL

    REGION CODE    ADDRESS   : 6539 NORTH 84TH STREET
        01         CITY      :    MILWAUKEE
                   STATE/ZIP : WI  53224
    MORTGAGE AMOUNT :    62,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     62,417.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       464.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.75700
    ----------------------------------------------------------------
0   0007554199     MORTGAGORS: HALLUMS              WILLIAM
                               HALLUMS              NADINE
    REGION CODE    ADDRESS   : 15040 GREENMOUNT DRIVE
        00         CITY      :    DALE
                   STATE/ZIP : VA  22193
    MORTGAGE AMOUNT :   220,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,600.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.71500
    ----------------------------------------------------------------
0   0007555790     MORTGAGORS: SEDALL               JOHN
                               SEDALL               LEISA
    REGION CODE    ADDRESS   : 101 CAMINITO ALEGRE
        00         CITY      :    CORRALES
                   STATE/ZIP : NM  87048
    MORTGAGE AMOUNT :   232,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,105.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/17
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007556111     MORTGAGORS: RAY                  CHERYL
                               RAY                  DAVID
    REGION CODE    ADDRESS   : 24 CURRAN ROAD
        01         CITY      :    CUMBERLAND
                   STATE/ZIP : RI  02864
    MORTGAGE AMOUNT :   128,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,168.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       963.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     927,900.00
                               P & I AMT:      7,080.85
                               UPB AMT:     927,341.45

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007556145     MORTGAGORS: HUFF                 PATRICIA

    REGION CODE    ADDRESS   : 7509 NORTH OCEAN BOULEVARD
        01         CITY      :    MYRTLE BEACH
                   STATE/ZIP : SC  29572
    MORTGAGE AMOUNT :    46,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     46,738.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       347.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007556566     MORTGAGORS: FELDER               WILSON
                               STOTTLEMYER          LAURA
    REGION CODE    ADDRESS   : 4 FARMINGTON COURT
        00         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,450.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 58.78260
    ----------------------------------------------------------------
0   0007557127     MORTGAGORS: MULLEN               ROBERT
                               MULLEN               ROSEMARY
    REGION CODE    ADDRESS   : 15585 UVAS ROAD
        00         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   319,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,316.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 62.64705
    ----------------------------------------------------------------
0   0007558125     MORTGAGORS: VERHOFF              ROBERT
                               VERHOFF              GILLIAN
    REGION CODE    ADDRESS   : 21531 BLUEJAY STREET
        00         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   300,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,443.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,179.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 87.65306
    ----------------------------------------------------------------
0   0007558794     MORTGAGORS: LIUBINSKAS           ALDIS
                               LIUBINSKAS           LORETTA
    REGION CODE    ADDRESS   : 18N252 SAWYER ROAD
        00         CITY      :    DUNDEE
                   STATE/ZIP : IL  60118
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,342,450.00
                               P & I AMT:      9,741.87
                               UPB AMT:   1,342,181.66

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007559123     MORTGAGORS: ANUKUL               NIRUT
                               ANUKUL               CHAUNCHUEN
    REGION CODE    ADDRESS   : 2441 VALLEY VIEW DRIVE
        00         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   231,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007559164     MORTGAGORS: ZIELINSKI            RONALD

    REGION CODE    ADDRESS   : 5480 RUNNING SPRING WAY
        00         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   258,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,876.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.25373
    ----------------------------------------------------------------
0   0007559453     MORTGAGORS: HALVORSON            LLOYD
                               HALVORSON            MARIAN
    REGION CODE    ADDRESS   : 127 KLINE BOULEVARD
        00         CITY      :    FREDERICK
                   STATE/ZIP : MD  21701
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.68800
    ----------------------------------------------------------------
0   0007559743     MORTGAGORS: ARTHUR               W
                               ARTHUR               RITA
    REGION CODE    ADDRESS   : 12251 MOUNTAIN HAZE ROAD NE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,773.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.86598
    ----------------------------------------------------------------
0   0007560071     MORTGAGORS: CABILDO              JULIAN
                               CABILDO              EDNA
    REGION CODE    ADDRESS   : 149 POLLOK PLACE
        00         CITY      :    HICKSVILLE
                   STATE/ZIP : NY  11801
    MORTGAGE AMOUNT :   143,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    143,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,049.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 82.65896
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,255,600.00
                               P & I AMT:      9,096.41
                               UPB AMT:   1,255,600.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007560303     MORTGAGORS: GONZALES             DAVE
                               GONZALES             KELLEY
    REGION CODE    ADDRESS   : 661 EDGEWATER DRIVE
        00         CITY      :    DUNEDIN
                   STATE/ZIP : FL  34698
    MORTGAGE AMOUNT :   135,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    135,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       978.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007560360     MORTGAGORS: HORNBY               MICHAEL
                               HORNBY               KIMBERLEY
    REGION CODE    ADDRESS   : 14 HUNDRED ACRES ROAD
        00         CITY      :    NEWTOWN
                   STATE/ZIP : CT  06470
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007560790     MORTGAGORS: LINDSEY              DENNIS
                               LINDSEY              LISA
    REGION CODE    ADDRESS   : 15 PLATA COURT
        00         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,642.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.06557
    ----------------------------------------------------------------
0   0007560964     MORTGAGORS: HIBBERT              STEPHEN
                               HIBBERT              SANDRA
    REGION CODE    ADDRESS   : 3 DEERWOOD WEST
        00         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   243,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 81.13333
    ----------------------------------------------------------------
0   0007561210     MORTGAGORS: HARRIS               KEVIN
                               HARRIS               AMY
    REGION CODE    ADDRESS   : 320 N 2ND ST
        00         CITY      :    FESTUS
                   STATE/ZIP : MO  63028
    MORTGAGE AMOUNT :    59,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       435.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.96000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     915,750.00
                               P & I AMT:      6,583.63
                               UPB AMT:     915,750.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007561368     MORTGAGORS: FISHMAN              HERMAN
                               FISHMAN              MARGARET
    REGION CODE    ADDRESS   : 3134 DONA SARITA PLACE
        00         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   340,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,469.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 85.15000
    ----------------------------------------------------------------
0   0007562788     MORTGAGORS: BALCERSKI            KATHRYN
                               BALCERSKI            JAMES
    REGION CODE    ADDRESS   : 1900 NORTH HUDSON UNIT C
        00         CITY      :    CHICAGO
                   STATE/ZIP : IL  60614
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.33884
    ----------------------------------------------------------------
0   0007562929     MORTGAGORS: BRENNER              JOSEPH
                               BRENNER              DEBORAH
    REGION CODE    ADDRESS   : 5402 EAST FRIESS DRIVE
        00         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,117.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007562952     MORTGAGORS: BROMBERG             GREGG
                               GOODMAN              JEFFREY
    REGION CODE    ADDRESS   : 183 6TH AVENUE
        00         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11217
    MORTGAGE AMOUNT :   422,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,059.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 62.51851
    ----------------------------------------------------------------
0   0007563034     MORTGAGORS: DIAZ                 WILLIAM
                               DIAZ                 PATRICIA
    REGION CODE    ADDRESS   : 4240 S.W. 106TH TERRACE
        00         CITY      :    DAVIE
                   STATE/ZIP : FL  33328
    MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,638.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.93103
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,568,600.00
                               P & I AMT:     11,373.46
                               UPB AMT:   1,568,600.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007563307     MORTGAGORS: POORE,               CHARLES
                               POORE                MARY
    REGION CODE    ADDRESS   : 164 OAK VIEW LANE
        00         CITY      :    HELENA
                   STATE/ZIP : AL  35203
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,653.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007564461     MORTGAGORS: BEZZANT              RAY
                               BEZZANT              CHRISTINE
    REGION CODE    ADDRESS   : 9768 SOUTH WIMBLEDON COURT
        00         CITY      :    LITTLETON
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,872.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,289.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.98680
    ----------------------------------------------------------------
0   0007564495     MORTGAGORS: GLEASON              JEFFREY
                               GLEASON              SUZANNE
    REGION CODE    ADDRESS   : 102 COURT CONTESSA
        00         CITY      :    ISLAMORADA
                   STATE/ZIP : FL  33036
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 81.61200
    ----------------------------------------------------------------
0   0007564578     MORTGAGORS: CIGARROA             JOAQUIN
                               CIGARROA             CAROLYN
    REGION CODE    ADDRESS   : 5957 GLENDOWER LN
        00         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007564768     MORTGAGORS: CHEATHAM             WILLIAM
                               CHEATHAM             DEBORAH
    REGION CODE    ADDRESS   : 7303 EAST PARADISE DRIVE
        00         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85260
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.82000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,209,000.00
                               P & I AMT:      8,863.66
                               UPB AMT:   1,208,872.95

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007565286     MORTGAGORS: MATYCZYNSKI          ANDRZEJ
                               MATYCZYNSKI          JUDITH
    REGION CODE    ADDRESS   : 8031 E. SAN LUIS DRIVE
        00         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.35443
    ----------------------------------------------------------------
0   0007568371     MORTGAGORS: OLSON                ROBERT
                               OLSON                JOYCE
    REGION CODE    ADDRESS   : 5003 NICHOLS PLACE
        00         CITY      :    EVERETT
                   STATE/ZIP : WA  98203
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,356.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007574122     MORTGAGORS: COLLETT              DAVID
                               COLLETT              LINDA
    REGION CODE    ADDRESS   : 60006 DREW LANE
        00         CITY      :    SMITHVILLE
                   STATE/ZIP : MS  38870
    MORTGAGE AMOUNT :    82,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :     82,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       624.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.97100
    ----------------------------------------------------------------
0   0030612501     MORTGAGORS: CHILES               RORY
                               CHILES               CARMELITA
    REGION CODE    ADDRESS   : 2033 CLIFFWOOD DRIVE
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   232,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,502.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0030614366     MORTGAGORS: WHITE                PATRICK
                               PRESTAGE-WHITE       TERRI
    REGION CODE    ADDRESS   : 3400 SW 147 AVENUE
        01         CITY      :    MIRAMAR
                   STATE/ZIP : FL  33027
    MORTGAGE AMOUNT :   280,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,875.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,116,550.00
                               P & I AMT:      8,313.54
                               UPB AMT:   1,114,885.37

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030615512     MORTGAGORS: THOMAS               NICHOLAS
                               THOMAS               ELIZABETH
    REGION CODE    ADDRESS   : 3207 ST. GERMAIN DRIVE
        01         CITY      :    MCKINNEY
                   STATE/ZIP : TX  75070
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,811.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.14400
    ----------------------------------------------------------------
0   0030617658     MORTGAGORS: DAVIS                WILLIAM

    REGION CODE    ADDRESS   : 25 COVINGTON TERRACE
        01         CITY      :    LUMBERTON
                   STATE/ZIP : NJ  08060
    MORTGAGE AMOUNT :   188,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    187,527.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,428.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99149
    ----------------------------------------------------------------
0   0030619852     MORTGAGORS: EMERSON              BRADFORD
                               EMERSON              TONI
    REGION CODE    ADDRESS   : 335 SOUTH 1ST AVENUE
        01         CITY      :    IRRIGON
                   STATE/ZIP : OR  97844
    MORTGAGE AMOUNT :    72,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,582.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       534.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030657225     MORTGAGORS: PERRY                BRIAN
                               PERRY                VICTORIA
    REGION CODE    ADDRESS   : 9645 SUSIE'S WAY
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21042
    MORTGAGE AMOUNT :   251,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,135.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98700
    ----------------------------------------------------------------
0   0030659031     MORTGAGORS: SCHLEGELMILCH        KEVIN
                               SCHLEGELMILCH        KATHLEEN
    REGION CODE    ADDRESS   : 722 HUGHES LANE
        01         CITY      :    HIGHLANDS RANCH
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   236,862.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,972.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   11/01/26
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 94.99978
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,008,162.00
                               P & I AMT:      7,575.56
                               UPB AMT:   1,006,030.16

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030660435     MORTGAGORS: MCDANIELS            JOSEPH
                               MCDANIELS            BARBARA
    REGION CODE    ADDRESS   : 5012 GARDNER ROAD
        01         CITY      :    SUFFOLK
                   STATE/ZIP : VA  23434
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,681.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,756.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030660708     MORTGAGORS: CORSO                STEPHEN
                               CORSO                CONCETTA
    REGION CODE    ADDRESS   : 7 BROCKTON COURT
        01         CITY      :    SHOREHAM
                   STATE/ZIP : NY  11786
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,876.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,305.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.87400
    ----------------------------------------------------------------
0   0030667174     MORTGAGORS: RODD                 CHARLES
                               RODD                 DOROTHEA
    REGION CODE    ADDRESS   : 14 OLD NECK ROAD
        01         CITY      :    MANORVILLE
                   STATE/ZIP : NY  11949
    MORTGAGE AMOUNT :   224,395.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,395.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,725.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.52300
    ----------------------------------------------------------------
0   0030675326     MORTGAGORS: SLOCUM               CHRISTOPHER
                               SLOCUM               MICHELLE
    REGION CODE    ADDRESS   : 254 99TH STREET
        01         CITY      :    STONE HARBOR
                   STATE/ZIP : NJ  08247
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,011.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,585.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   11/01/26
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030675367     MORTGAGORS: HEILMAN              ROBERT
                               HEILMAN              PAMELA
    REGION CODE    ADDRESS   : 1101 ADMIRALS WALK
        01         CITY      :    BUFFALO
                   STATE/ZIP : NY  14202
    MORTGAGE AMOUNT :   228,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,296.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,357,145.00
                               P & I AMT:     10,070.79
                               UPB AMT:   1,355,260.44

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030675433     MORTGAGORS: MILLIGAN             CRAIG
                               MILLIGAN             NIKKI
    REGION CODE    ADDRESS   : 815 SUNSET HILL DR
        01         CITY      :    ROCKWALL
                   STATE/ZIP : TX  75087
    MORTGAGE AMOUNT :   276,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,428.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0030676068     MORTGAGORS: BOND                 C.
                               RAEHL                CYNTHIA
    REGION CODE    ADDRESS   : 4 PLAYER PLACE
        01         CITY      :    AMARILLO
                   STATE/ZIP : TX  79124
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,647.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,582.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
0   0030677637     MORTGAGORS: ATKERSON             DAN
                               ATKERSON             STACEY
    REGION CODE    ADDRESS   : 940 GIBBS CROSSING
        01         CITY      :    COPPELL
                   STATE/ZIP : TX  75019
    MORTGAGE AMOUNT :   257,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,522.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.98400
    ----------------------------------------------------------------
0   0030678874     MORTGAGORS: KLEIN                EDWARD
                               KLEIN                LENORE
    REGION CODE    ADDRESS   : 3460 FAIRWAY LANE
        01         CITY      :    MINNETONKA
                   STATE/ZIP : MN  55305
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,563.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.54500
    ----------------------------------------------------------------
0   0030682629     MORTGAGORS: DAUM                 BRYN
                               DAUM                 MELEEN
    REGION CODE    ADDRESS   : 25399 GOLD HILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   271,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,508.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.98800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,656,000.00
                               P & I AMT:     12,159.69
                               UPB AMT:   1,654,669.46

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030684757     MORTGAGORS: GLASSER              BENJAMIN
                               BERGER               JAQUELINE
    REGION CODE    ADDRESS   : 14 CEDAR LANE
        01         CITY      :    MONTGOMERY TWP.
                   STATE/ZIP : NJ  08502
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.83582
    ----------------------------------------------------------------
0   0030688022     MORTGAGORS: LOMBARDO             MICHAEL
                               LOMBARDO             EVELYN
    REGION CODE    ADDRESS   : 6 KINGSWOOD DRIVE
        01         CITY      :    SHAMONG
                   STATE/ZIP : NJ  08088
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,836.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 58.82300
    ----------------------------------------------------------------
0   0030691463     MORTGAGORS: HARRISON             MARVIN
                               HARRISON             BERNICE
    REGION CODE    ADDRESS   : 583 SERRANO LANE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   259,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,484.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,950.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0030694418     MORTGAGORS: BROWN                MITCHELL
                               BROWN                SUSAN
    REGION CODE    ADDRESS   : 764 N. HOLLY DRIVE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,604.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,321.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.63917
    ----------------------------------------------------------------
0   0030695852     MORTGAGORS: FALKE                MICHAEL
                               FALKE                JILL
    REGION CODE    ADDRESS   : 7804 DEVEREUX MANOR CT.
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   629,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    627,316.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,838.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,691,900.00
                               P & I AMT:     12,799.81
                               UPB AMT:   1,689,242.25

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030709927     MORTGAGORS: PARKER               WAYNE
                               PARKER               TAMI
    REGION CODE    ADDRESS   : 1245 ARMSBY DRIVE
        01         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   620,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    619,604.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,657.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 53.77200
    ----------------------------------------------------------------
0   0030709984     MORTGAGORS: FUNK                 HARRY
                               FUNK                 AMY
    REGION CODE    ADDRESS   : 2119 OLIVER AVENUE SOUTH
        01         CITY      :    MINNEAPOLIS
                   STATE/ZIP : MN  55405
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,307.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.42800
    ----------------------------------------------------------------
0   0030710255     MORTGAGORS: FAIRCHILD            JAMES
                               ST JOHN-FAIRCHILD    WHITNEY
    REGION CODE    ADDRESS   : TIFFANY WAY
        01         CITY      :    BRIDGEHAMPTON
                   STATE/ZIP : NY  11932
    MORTGAGE AMOUNT :   358,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,676.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,727.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.98900
    ----------------------------------------------------------------
0   0030711410     MORTGAGORS: CONNELL              DAVID
                               CONNELL              NANCY
    REGION CODE    ADDRESS   : 749 DIVIDING ROAD
        01         CITY      :    SEVERNA PARK
                   STATE/ZIP : MD  21146
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,214.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,759.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 55.11600
    ----------------------------------------------------------------
0   0030712137     MORTGAGORS: BALLARD              RUSSELL
                               BALLARD              TERRY
    REGION CODE    ADDRESS   : 5310 MT. BLANC ROAD
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : KY  40216
    MORTGAGE AMOUNT :    80,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     80,751.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       621.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.17200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,539,700.00
                               P & I AMT:     11,507.65
                               UPB AMT:   1,537,554.16

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030712145     MORTGAGORS: DONALD               RICHARD
                               DONALD               MIRIAM
    REGION CODE    ADDRESS   : 222 RIVERSIDE DRIVE UNIT 11C
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10025
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,854.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,140.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030714646     MORTGAGORS: BISCOE               MARCELO

    REGION CODE    ADDRESS   : 7879 BERMUDA DUNE AVENUE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89113
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,762.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 57.23000
    ----------------------------------------------------------------
0   0030716898     MORTGAGORS: MATALON              ROBERT
                               MATALON              BARBARA
    REGION CODE    ADDRESS   : 1070 EAST 7TH STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11230
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,542.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.00000
    ----------------------------------------------------------------
0   0030717896     MORTGAGORS: HYNES                RICHARD
                               HYNES                BARBARA
    REGION CODE    ADDRESS   : 20008 WOODTRAIL ROAD
        01         CITY      :    ROUND HILL
                   STATE/ZIP : VA  22141
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,078.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 60.31200
    ----------------------------------------------------------------
0   0030720635     MORTGAGORS: FAHRENBRUCH          FRED
                               FAHRENBRUCH          LYNDA
    REGION CODE    ADDRESS   : 2603 NORTH 161ST STREET
        01         CITY      :    OMAHA
                   STATE/ZIP : NE  68116
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,803.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 85.71400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,538,000.00
                               P & I AMT:     11,541.28
                               UPB AMT:   1,536,041.62

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030722391     MORTGAGORS: RONAN                PATRICK

    REGION CODE    ADDRESS   : 920 BAL BIJOU RD # 129
        01         CITY      :    LAKE TAHOE
                   STATE/ZIP : CA  96150
    MORTGAGE AMOUNT :   127,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    126,863.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       944.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030723274     MORTGAGORS: GANGSTAD             TERRY
                               GANGSTAD             CATHY
    REGION CODE    ADDRESS   : 4623 141ST COURT SOUTHEAST
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,344.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,647.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.71700
    ----------------------------------------------------------------
0   0030727309     MORTGAGORS: NANS                 CLAYTON
                               NANS                 ANNE
    REGION CODE    ADDRESS   : 112 N PATRICK STREET
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22314
    MORTGAGE AMOUNT :   280,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,057.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,032.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.36000
    ----------------------------------------------------------------
0   0030730766     MORTGAGORS: GORDON               KEVIN
                               GORDON               WHITNEY
    REGION CODE    ADDRESS   : 6706 THIRD AVENUE SOUTH
        01         CITY      :    RICHFIELD
                   STATE/ZIP : MN  55423
    MORTGAGE AMOUNT :   112,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    112,260.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       805.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.93600
    ----------------------------------------------------------------
0   0030731228     MORTGAGORS: COOPER               JOSEPH
                               COOPER               LISA
    REGION CODE    ADDRESS   : 118 LEXINGTON DRIVE
        01         CITY      :    SILVER SPRINGS
                   STATE/ZIP : MD  20901
    MORTGAGE AMOUNT :   211,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    211,182.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,610.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     961,800.00
                               P & I AMT:      7,040.39
                               UPB AMT:     959,707.86

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030732762     MORTGAGORS: GILL                 ROBERT
                               GILL                 MARY
    REGION CODE    ADDRESS   : 12 BRIERLEIGH COURT
        01         CITY      :    TIMONIUM
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   547,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    545,730.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,113.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.10300
    ----------------------------------------------------------------
0   0030735310     MORTGAGORS: HURLEY               KEITH
                               HAGEN-HURLEY         CHRISTINE
    REGION CODE    ADDRESS   : 3234 N 15TH DRIVE
        01         CITY      :    GOODYEAR
                   STATE/ZIP : AZ  85538
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,993.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,836.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.51200
    ----------------------------------------------------------------
0   0030735484     MORTGAGORS: MARTIN               TERRY

    REGION CODE    ADDRESS   : 1919 NW 86TH CIRCLE
        01         CITY      :    VANCOUVER
                   STATE/ZIP : WA  98665
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,537.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,672.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030735708     MORTGAGORS: STOCK                ANDREW
                               STOCK                ANNE
    REGION CODE    ADDRESS   : 19 WARWICK ROAD
        01         CITY      :    CHATHAM
                   STATE/ZIP : NJ  07928
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,843.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0030737415     MORTGAGORS: JANSSEN              ROBERT
                               JANSSEN              EVELYN
    REGION CODE    ADDRESS   : 3915 WOODHOLLOW COURT
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :   238,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,136.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,731.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.80487
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,495,900.00
                               P & I AMT:     11,135.97
                               UPB AMT:   1,492,240.32

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030738611     MORTGAGORS: HATHORN              ELIZABETH

    REGION CODE    ADDRESS   : 46 OCEAN BLVD
        01         CITY      :    SOUTHERN SHORES
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,772.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,139.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030741953     MORTGAGORS: FRATINO              ROBERT

    REGION CODE    ADDRESS   : 7968-A PURITAN DRIVE
        01         CITY      :    MENTOR
                   STATE/ZIP : OH  44060
    MORTGAGE AMOUNT :    70,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     69,861.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       519.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 93.33333
    ----------------------------------------------------------------
0   0030746309     MORTGAGORS: FUREY                LINDA
                               KING                 THOMAS
    REGION CODE    ADDRESS   : 5 BERKELEY PLACE
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   207,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    206,519.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,518.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 66.99000
    ----------------------------------------------------------------
0   0030746713     MORTGAGORS: LUNA                 RAYMOND
                               LUNA                 SHELLY
    REGION CODE    ADDRESS   : 204 WITTENHAM DRIVE
        01         CITY      :    CARY
                   STATE/ZIP : NC  27502
    MORTGAGE AMOUNT :   233,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,907.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.99200
    ----------------------------------------------------------------
0   0030746960     MORTGAGORS: ERICKSON             BRUCE
                               ERICKSON             SUSAN
    REGION CODE    ADDRESS   : 53 OAKLAWN ROAD
        01         CITY      :    FAIR HAVEN
                   STATE/ZIP : NJ  07704
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,854.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,853.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.25900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,057,350.00
                               P & I AMT:      7,763.94
                               UPB AMT:   1,055,915.90

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030748719     MORTGAGORS: MCCLOUD              MICHAEL
                               MCCALL               MILOE
    REGION CODE    ADDRESS   : 25395 GOLD HILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   275,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,614.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,023.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0030748792     MORTGAGORS: RHINEHART            JACQUELINE

    REGION CODE    ADDRESS   : 315 NEW STREET - UNIT 310
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19106
    MORTGAGE AMOUNT :    78,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     78,702.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       605.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030749048     MORTGAGORS: PODOS                KENNETH
                               PODOS                STACIE
    REGION CODE    ADDRESS   : 1 CUTLER COURT
        01         CITY      :    SUFFERN
                   STATE/ZIP : NY  10901
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,354.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,839.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 62.47900
    ----------------------------------------------------------------
0   0030749964     MORTGAGORS: JACOBS               ROSELYN

    REGION CODE    ADDRESS   : 11303 LAKEFRONT COURT
        01         CITY      :    MITCHELLVILLE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   227,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,936.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,647.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.99400
    ----------------------------------------------------------------
0   0030750632     MORTGAGORS: BAUMGARTNER          ANN

    REGION CODE    ADDRESS   : 262 WESTERN AVENUE
        01         CITY      :    MORRIS TWSP
                   STATE/ZIP : NJ  07960
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,696.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 83.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,209,800.00
                               P & I AMT:      9,039.06
                               UPB AMT:   1,208,304.36

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030750723     MORTGAGORS: GALAN                JULIO
                               GALAN                MARIA
    REGION CODE    ADDRESS   : 2514 20TH STREET
        01         CITY      :    LAKE CHARLES
                   STATE/ZIP : LA  70601
    MORTGAGE AMOUNT :    88,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :     88,170.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       648.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030751499     MORTGAGORS: MAKOW                LAWRENCE
                               AMARI                ELIZABETH
    REGION CODE    ADDRESS   : 372 HARDING DRIVE
        01         CITY      :    SOUTH ORANGE
                   STATE/ZIP : NJ  07079
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,463.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030751713     MORTGAGORS: LEDDER               WILLIAM
                               DELMAR               DEBRA
    REGION CODE    ADDRESS   : 2052 STEPHANIE MARIE DRIVE
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22043
    MORTGAGE AMOUNT :   530,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    529,616.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,751.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0030752273     MORTGAGORS: MURPHY               TODD
                               MURPHY               CAROL
    REGION CODE    ADDRESS   : 1600 KINGS COURT
        01         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,783.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,044.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.20000
    ----------------------------------------------------------------
0   0030752315     MORTGAGORS: LONDREGAN            WAYNE
                               LONDREGAN            GINA
    REGION CODE    ADDRESS   : 15 ROBBINS ROAD
        01         CITY      :    MILLSTONE
                   STATE/ZIP : NJ  08535
    MORTGAGE AMOUNT :   257,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,281.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 84.99500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,549,800.00
                               P & I AMT:     11,444.58
                               UPB AMT:   1,547,316.24

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030754238     MORTGAGORS: ISHAM                PAUL

    REGION CODE    ADDRESS   : 6416 OAKLEIGH PLACE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30202
    MORTGAGE AMOUNT :   227,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,401.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.99100
    ----------------------------------------------------------------
0   0030755060     MORTGAGORS: HUBERT               JOHN
                               HUBERT               MICHAEL
    REGION CODE    ADDRESS   : 19 GLENROY ROAD SOUTH
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : NJ  07006
    MORTGAGE AMOUNT :   192,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    191,871.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,408.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.81800
    ----------------------------------------------------------------
0   0030755516     MORTGAGORS: MCNABB               MICHAEL
                               MCNABB               JANET
    REGION CODE    ADDRESS   : 2877 SOUTH BUFFALO DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89117
    MORTGAGE AMOUNT :   352,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,520.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,555.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.33333
    ----------------------------------------------------------------
0   0030755730     MORTGAGORS: HEBERT               BARRY
                               HEBERT               MELINDA
    REGION CODE    ADDRESS   : 272 RUE PIPER
        01         CITY      :    SLIDELL
                   STATE/ZIP : LA  70461
    MORTGAGE AMOUNT :   175,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    175,463.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,289.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030755748     MORTGAGORS: BAGGETT              JAMES
                               BAGGETT              SHAWN
    REGION CODE    ADDRESS   : 100 HAMPTON
        01         CITY      :    PINEVILLE
                   STATE/ZIP : LA  71360
    MORTGAGE AMOUNT :    73,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     73,650.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       541.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,021,750.00
                               P & I AMT:      7,486.49
                               UPB AMT:   1,019,905.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030755961     MORTGAGORS: MANGIARUGA           MICHAEL
                               MANIARUGA            STACEY
    REGION CODE    ADDRESS   : 37 POWDER HILL ROAD
        01         CITY      :    BOLTON
                   STATE/ZIP : MA  01740
    MORTGAGE AMOUNT :   292,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,080.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,096.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.94500
    ----------------------------------------------------------------
0   0030756225     MORTGAGORS: SCHNEIDER            RICHARD
                               MILLER               WENDY
    REGION CODE    ADDRESS   : 297 LUPINE WAY
        01         CITY      :    SHORT HILLS
                   STATE/ZIP : NJ  07078
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,481.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,932.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.96100
    ----------------------------------------------------------------
0   0030756357     MORTGAGORS: ALLEN                WILLIAM

    REGION CODE    ADDRESS   : 495 WEST LAKE DRIVE
        01         CITY      :    ATHENS
                   STATE/ZIP : GA  30606
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,511.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,471.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 46.00000
    ----------------------------------------------------------------
0   0030756829     MORTGAGORS: SEDDON               BECKI
                               SEDDON               THOMAS
    REGION CODE    ADDRESS   : 7475 BRIGHAM DRIVE
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,676.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030757009     MORTGAGORS: MORENO               CHARLES
                               MORENO               AMAYA
    REGION CODE    ADDRESS   : 3653 S AGAVE WAY
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85248
    MORTGAGE AMOUNT :   218,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,236.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,565.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,491,150.00
                               P & I AMT:     10,827.46
                               UPB AMT:   1,488,987.01

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030757017     MORTGAGORS: ALOFS                JOHN
                               ALOFS                SUSAN
    REGION CODE    ADDRESS   : 12475 N. 134TH WAY
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   422,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,637.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,214.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0030758460     MORTGAGORS: SMITH, M.D.          MICHAEL

    REGION CODE    ADDRESS   : 3703 WEST PINEBROOK WAY
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77059
    MORTGAGE AMOUNT :   243,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,390.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,808.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.76600
    ----------------------------------------------------------------
0   0030760433     MORTGAGORS: GASKINS              SUZANNE
                               GASKINS              JOSEPH
    REGION CODE    ADDRESS   : Z742-W CABIN JOHN RD
        01         CITY      :    EARLEVILLE
                   STATE/ZIP : MD  21919
    MORTGAGE AMOUNT :   290,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,324.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------
0   0030760441     MORTGAGORS: LEY                  JAMES
                               LEY                  BRENDA
    REGION CODE    ADDRESS   : 63 BRADLEY COURT
        01         CITY      :    ELKTON
                   STATE/ZIP : MD  21921
    MORTGAGE AMOUNT :   267,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,188.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,055.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.67877
    ----------------------------------------------------------------
0   0030760904     MORTGAGORS: NISBERG              B
                               HOGAN-NISBERG        DONNA
    REGION CODE    ADDRESS   : 82 POSSUM WAY
        01         CITY      :    NEW PROVIDENCE
                   STATE/ZIP : NJ  07974
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,582.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,452,300.00
                               P & I AMT:     11,065.23
                               UPB AMT:   1,451,122.56

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030761647     MORTGAGORS: RIZK                 LINDA
                               RIZK                 THOMAS
    REGION CODE    ADDRESS   : 302 WATERVIEW DRIVE
        01         CITY      :    FRANKLIN LAKES
                   STATE/ZIP : NJ  07417
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,672.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,712.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 50.55600
    ----------------------------------------------------------------
0   0030763593     MORTGAGORS: WILLIAMS             ARTHUR
                               WILLIAMS             FAYE
    REGION CODE    ADDRESS   : 330 POPLAR WAY
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30331
    MORTGAGE AMOUNT :   242,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,545.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 86.36700
    ----------------------------------------------------------------
0   0030763783     MORTGAGORS: LYNCH                BARBARA
                               LYNCH                DANIEL T
    REGION CODE    ADDRESS   : 63 WHIPPLE HILL ROAD
        01         CITY      :    LYME
                   STATE/ZIP : NH  03768
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,648.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,065.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 55.00000
    ----------------------------------------------------------------
0   0030764005     MORTGAGORS: BLUNT                CHRISTOPHER
                               BLUNT                DEBORA
    REGION CODE    ADDRESS   : 7 PUMPKIN BROOK ROAD
        01         CITY      :    SHIRLEY
                   STATE/ZIP : MA  01464
    MORTGAGE AMOUNT :   142,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    142,196.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,020.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030764088     MORTGAGORS: DEIASI               ROBERT
                               DEIASI               JUDITH
    REGION CODE    ADDRESS   : 205 EAST 22ND STREET #4
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10010
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,845.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 69.01800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,385,200.00
                               P & I AMT:     10,254.11
                               UPB AMT:   1,383,907.69

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030764633     MORTGAGORS: EVERETT              ROBERT
                               EVERETT              MARIE
    REGION CODE    ADDRESS   : 5 MORNING SUN DRIVE
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94952
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,825.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.96500
    ----------------------------------------------------------------
0   0030764807     MORTGAGORS: HOLLOWELL            LINDA
                               MILLEN               JANE
    REGION CODE    ADDRESS   : 6309 OAKVIEW COURT
        01         CITY      :    HILLSBOROUGH
                   STATE/ZIP : NC  27278
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,811.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,138.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.69000
    ----------------------------------------------------------------
0   0030764906     MORTGAGORS: LYON                 BARRY
                               LYON                 LYNNE
    REGION CODE    ADDRESS   : 1940 RUXTON ROAD
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21204
    MORTGAGE AMOUNT :   337,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,979.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,503.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030765259     MORTGAGORS: WINNICK              SCOTT
                               WINNICK              KATHY
    REGION CODE    ADDRESS   : 4680 OLD KENT ROAD
        01         CITY      :    DEEPHAVEN
                   STATE/ZIP : MN  55331
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,777.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 61.26126
    ----------------------------------------------------------------
0   0030765325     MORTGAGORS: MC KILLOP            JAMES

    REGION CODE    ADDRESS   : 25237 WARD PLACE
        01         CITY      :    CARMEL
                   STATE/ZIP : CA  93923
    MORTGAGE AMOUNT :   257,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,702.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,888.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 61.28500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,482,600.00
                               P & I AMT:     10,963.11
                               UPB AMT:   1,481,096.33

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030765523     MORTGAGORS: MEACHEN              JOHN
                               MEACHEN              JOANNE
    REGION CODE    ADDRESS   : 173 MAPLE STREET
        01         CITY      :    STRATFORD
                   STATE/ZIP : CT  06497
    MORTGAGE AMOUNT :   104,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    103,933.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       781.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030765911     MORTGAGORS: BELVIN               DONALD
                               BELVIN               KATHY
    REGION CODE    ADDRESS   : 7900 LA GUARDIA DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   234,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,325.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,639.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.98500
    ----------------------------------------------------------------
0   0030765960     MORTGAGORS: RYAN                 KEVIN
                               RYAN                 KRISTA
    REGION CODE    ADDRESS   : 6715 RIVER CREST POINT
        01         CITY      :    SUWANEE
                   STATE/ZIP : GA  30174
    MORTGAGE AMOUNT :   223,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,598.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,642.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0030766034     MORTGAGORS: MANCUSO              ANTHONY
                               MANCUSO              JENNIFER
    REGION CODE    ADDRESS   : 13612 ARBOR STREET
        01         CITY      :    OMAHA
                   STATE/ZIP : NE  68144
    MORTGAGE AMOUNT :   115,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    115,747.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       860.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030766596     MORTGAGORS: SCHWARTZ             A

    REGION CODE    ADDRESS   : 259 31ST AND 259 1/2 31ST ST.
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,427.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,118.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.74700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,103,300.00
                               P & I AMT:      8,042.93
                               UPB AMT:   1,102,033.82

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030766786     MORTGAGORS: GOYDOS               PAUL
                               GOYDOS               WENDY
    REGION CODE    ADDRESS   : 5 KENNEDY COURT
        01         CITY      :    COTO DE CAZA AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   339,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,519.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
0   0030766968     MORTGAGORS: STALL                W
                               STALL                PATRICIA
    REGION CODE    ADDRESS   : 804 RIVERSIDE DRIVE
        01         CITY      :    NEWPORT NEWS
                   STATE/ZIP : VA  23606
    MORTGAGE AMOUNT :   358,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,565.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,664.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030767065     MORTGAGORS: WRIGHT               STEPHEN
                               WRIGHT               MARI
    REGION CODE    ADDRESS   : 2319 TERRAZA RIBERA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   247,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,616.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030767461     MORTGAGORS: WILLIAMS             R.
                               WILLIAMS             LINDA
    REGION CODE    ADDRESS   : 18866 FERNCROST COURT
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70809
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,815.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.26900
    ----------------------------------------------------------------
0   0030767495     MORTGAGORS: COGDILL              KENNETH
                               COGDILL              MARTHA
    REGION CODE    ADDRESS   : 15761 W. CLEAR CANYON DRIVE
        01         CITY      :    SURPRISE
                   STATE/ZIP : AZ  85374
    MORTGAGE AMOUNT :   270,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,790.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,107.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,492,050.00
                               P & I AMT:     11,128.40
                               UPB AMT:   1,491,136.94

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030767719     MORTGAGORS: DONOHUE              JOHN
                               DONOHUE              SUSAN
    REGION CODE    ADDRESS   : 36 LANARK DRIVE
        01         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02092
    MORTGAGE AMOUNT :   274,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,920.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,035.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.51700
    ----------------------------------------------------------------
0   0030768170     MORTGAGORS: LIU                  GEORGE
                               LIU                  ALICE
    REGION CODE    ADDRESS   : 2735 ARDMORE ROAD
        01         CITY      :    SAN MARINO
                   STATE/ZIP : CA  91108
    MORTGAGE AMOUNT :   462,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    462,097.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,433.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030768287     MORTGAGORS: RUDISILL             MARK
                               RUDISILL             MELISSA
    REGION CODE    ADDRESS   : 5 MARKER DRIVE
        01         CITY      :    WILMINGTON
                   STATE/ZIP : DE  19810
    MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,333.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,624.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030768659     MORTGAGORS: NELSON               MICHAEL
                               NELSON               PEGGY
    REGION CODE    ADDRESS   : 9246 N. PAR COURT
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,183.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030769111     MORTGAGORS: GROTSKY              DANIEL
                               GROTSKY              PAMELA
    REGION CODE    ADDRESS   : 3719 SURRY RIDGE COURT
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28210
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,585.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,869.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,641,750.00
                               P & I AMT:     12,147.50
                               UPB AMT:   1,640,120.71

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030769137     MORTGAGORS: O'BRIEN              MARY
                               O'BRIEN              WILLIAM
    REGION CODE    ADDRESS   : 2511 FOXCROFT WAY
        01         CITY      :    RESTON
                   STATE/ZIP : VA  22090
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,832.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,642.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.45200
    ----------------------------------------------------------------
0   0030769228     MORTGAGORS: STAHL                STEPHEN
                               STAHL                SHIRLEY
    REGION CODE    ADDRESS   : 308 CHELMSFORD DRIVE
        01         CITY      :    AURORA
                   STATE/ZIP : OH  44202
    MORTGAGE AMOUNT :   140,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    140,008.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,040.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98305
    ----------------------------------------------------------------
0   0030769368     MORTGAGORS: POSTON               CHARLES
                               POSTON               ANITA
    REGION CODE    ADDRESS   : 1504 POWHATAN COURT
        01         CITY      :    NORFOLK
                   STATE/ZIP : VA  23508
    MORTGAGE AMOUNT :   397,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,991.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,986.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030769483     MORTGAGORS: TEEL                 SCOTT
                               TEEL                 JENNIFER
    REGION CODE    ADDRESS   : 2054 REDFEATHER POINT
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CO  80026
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,732.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,611.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030769509     MORTGAGORS: SOUSA                ROBERT
                               SOUSA                HEIDI
    REGION CODE    ADDRESS   : 29810 CORTE CRUZADA
        01         CITY      :    MENIFEE
                   STATE/ZIP : CA  92584
    MORTGAGE AMOUNT :   112,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,960.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       852.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,250,700.00
                               P & I AMT:      9,132.43
                               UPB AMT:   1,249,524.80

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030769707     MORTGAGORS: ZICOVICH             DAVID
                               ZICOVICH             LAURIE
    REGION CODE    ADDRESS   : 126 UNIVERSITY AVENUE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,826.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 69.74300
    ----------------------------------------------------------------
0   0030770234     MORTGAGORS: MAYNARD              E
                               MAYNARD              NANCY
    REGION CODE    ADDRESS   : 11 FAIRVIEW AVENUE
        01         CITY      :    RANDOLPH
                   STATE/ZIP : NJ  07869
    MORTGAGE AMOUNT :   233,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,730.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
0   0030770648     MORTGAGORS: KAMM                 LINDA

    REGION CODE    ADDRESS   : 54 ST. MARYS LANE
        01         CITY      :    AMANGANSETT
                   STATE/ZIP : NY  11930
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,647.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,852.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030770663     MORTGAGORS: FLYNN                JEANE

    REGION CODE    ADDRESS   : 9 MEAD AVENUE
        01         CITY      :    COS COB
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,759.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030770747     MORTGAGORS: WISKER               WILLIAM

    REGION CODE    ADDRESS   : 18 LANCER ROAD
        01         CITY      :    GREENWICH
                   STATE/ZIP : CT  06878
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,795.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 67.44100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,688,900.00
                               P & I AMT:     12,361.23
                               UPB AMT:   1,687,759.51

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030770986     MORTGAGORS: GEORGE               JORDY
                               GEORGE               LORI
    REGION CODE    ADDRESS   : 6 CRESCENT RIDGE ROAD
        01         CITY      :    ROCKWAY
                   STATE/ZIP : NJ  07005
    MORTGAGE AMOUNT :   325,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,392.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,446.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030770994     MORTGAGORS: MONTEZ               RICHARD
                               MONTEZ               SANDRA
    REGION CODE    ADDRESS   : 27230 TRINIDAD COURT
        01         CITY      :    VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   348,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,594.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,712.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030771026     MORTGAGORS: KLASHMAN             DAVID
                               NORRIS               WENDY
    REGION CODE    ADDRESS   : 28631 QUAIL HILL DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   388,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,352.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,919.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 84.47800
    ----------------------------------------------------------------
0   0030771075     MORTGAGORS: GRAY                 JEFFERSON
                               GRAY                 ELIZABETH
    REGION CODE    ADDRESS   : 12512 FELLOWSHIP COURT
        01         CITY      :    REISTERSTOWN
                   STATE/ZIP : MD  21136
    MORTGAGE AMOUNT :   274,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,760.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,993.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.56500
    ----------------------------------------------------------------
0   0030771380     MORTGAGORS: TOMKO                STEVEN
                               TOMKO                JUDY
    REGION CODE    ADDRESS   : 1060 COURTNEY CIRCLE
        01         CITY      :    ROCKWALL
                   STATE/ZIP : TX  75087
    MORTGAGE AMOUNT :   209,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    209,605.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,520.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.40100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,547,700.00
                               P & I AMT:     11,592.92
                               UPB AMT:   1,546,705.05

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030771604     MORTGAGORS: GROEBNER             KEVIN
                               GROEBNER             LYNN
    REGION CODE    ADDRESS   : 10200 NESBITT AVENUE SOUTH
        01         CITY      :    BLOOMINGTON
                   STATE/ZIP : MN  55437
    MORTGAGE AMOUNT :   266,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,516.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,978.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.52200
    ----------------------------------------------------------------
0   0030771653     MORTGAGORS: KUNTZ                JOHN
                               KUNTZ                MARIANNE
    REGION CODE    ADDRESS   : 7758 NORTHEDGE COURT
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22153
    MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,932.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,580.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030771778     MORTGAGORS: HEITMANN             KURT
                               HEITMANN             JILL
    REGION CODE    ADDRESS   : RD 2 BOX 17 ROUTE 9D AND DURISOL RO
        01         CITY      :    PHILIPSTOWN
                   STATE/ZIP : NY  10524
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,845.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,752.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030771869     MORTGAGORS: ANDERSON             JAMES
                               EWELS                BARBARA
    REGION CODE    ADDRESS   : 8 ORDWAY ROAD
        01         CITY      :    HUDSON
                   STATE/ZIP : MA  01749
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,838.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030771885     MORTGAGORS: MURPHY               DIANE

    REGION CODE    ADDRESS   : 3519 CORTE ESPERANZA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   517,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    516,194.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,796.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.99800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,473,950.00
                               P & I AMT:     10,741.53
                               UPB AMT:   1,471,327.86

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030772206     MORTGAGORS: PHILLIPS             EDWARD JR.
                               PHILLIPS             PAIGE
    REGION CODE    ADDRESS   : 1581 GANGLE DRIVE
        01         CITY      :    STOW
                   STATE/ZIP : OH  44224
    MORTGAGE AMOUNT :   102,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    101,928.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       730.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 87.17900
    ----------------------------------------------------------------
0   0030772263     MORTGAGORS: CHEN                 SZU-CHENG

    REGION CODE    ADDRESS   : 20496 MCGEES FERRY WAY
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   231,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,940.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,675.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.84900
    ----------------------------------------------------------------
0   0030772339     MORTGAGORS: MCKINNEY             BRAIN
                               MCKINNEY             AMELITA
    REGION CODE    ADDRESS   : 5912 DONLYN DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,873.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,638.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030772420     MORTGAGORS: CALLOWAY             JOHN
                               CALLOWAY             RENEE
    REGION CODE    ADDRESS   : 18614 GIBBON COURT
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20176
    MORTGAGE AMOUNT :   263,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,686.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.92900
    ----------------------------------------------------------------
0   0030772800     MORTGAGORS: BAILEY               SCOTT
                               BAILEY               SUSAN
    REGION CODE    ADDRESS   : 2021 BREAKER LANE
        01         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   385,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,341.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,829.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.50500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,205,000.00
                               P & I AMT:      8,781.21
                               UPB AMT:   1,203,770.89

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030772941     MORTGAGORS: PAVELIK              MICHAEL
                               PAVELIK              CAROLYNN
    REGION CODE    ADDRESS   : 9 FLORENCE COURT
        01         CITY      :    JACKSON
                   STATE/ZIP : NJ  08527
    MORTGAGE AMOUNT :   184,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    184,376.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,353.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.97000
    ----------------------------------------------------------------
0   0030773154     MORTGAGORS: NELSON               CLAIMONTE

    REGION CODE    ADDRESS   : 5 CUOMO COURT
        01         CITY      :    MILLSTONE
                   STATE/ZIP : NJ  07726
    MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,801.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,514.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.36800
    ----------------------------------------------------------------
0   0030773451     MORTGAGORS: SWANK                ROBERT
                               DOLL                 COLENE
    REGION CODE    ADDRESS   : 4015 SPRING KNOLL DRIVE
        01         CITY      :    EUGENE
                   STATE/ZIP : OR  97405
    MORTGAGE AMOUNT :   307,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,288.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030773477     MORTGAGORS: RUDLEY               JOHN
                               RUDLEY               DOCIA
    REGION CODE    ADDRESS   : 915 LAURENS WAY
        01         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,535.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,628.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030773535     MORTGAGORS: VILLALBA             BALTAZAR
                               VILLALBA             DIANA
    REGION CODE    ADDRESS   : 12028 REICHLING LANE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90606
    MORTGAGE AMOUNT :   201,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    201,157.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,442.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.95200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,374,300.00
                               P & I AMT:     10,168.32
                               UPB AMT:   1,373,159.71

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030773741     MORTGAGORS: SNYDER               LENORE
                               KUCHTA               STEVEN
    REGION CODE    ADDRESS   : 108 CONSTITUTIONAL WAY
        01         CITY      :    BERNARDS TWP.,
                   STATE/ZIP : NJ  07920
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.68541
    ----------------------------------------------------------------
0   0030773758     MORTGAGORS: RICH                 JESSICA
                               BARON                JONATHAN
    REGION CODE    ADDRESS   : 6421 RIDGE DRIVE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,818.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,706.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030773774     MORTGAGORS: SPENCE               JAMES
                               SPENCE               DENISE
    REGION CODE    ADDRESS   : 7 CLEARY LANE
        01         CITY      :    WINDSOR
                   STATE/ZIP : CT  06095
    MORTGAGE AMOUNT :   240,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,951.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,700.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030773790     MORTGAGORS: O'SHEA               TIMOTHY

    REGION CODE    ADDRESS   : 140 SOUTH THIRD STREET #140
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95112
    MORTGAGE AMOUNT :   233,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,886.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0030773881     MORTGAGORS: BENNETT              HOWARD
                               BENNETT              JAN
    REGION CODE    ADDRESS   : 9 AVALON COURT
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,242,500.00
                               P & I AMT:      9,055.72
                               UPB AMT:   1,241,655.98

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030773915     MORTGAGORS: FINKELSTEIN          JEFFREY

    REGION CODE    ADDRESS   : 4319 PERRIER STREET
        01         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70124
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,348.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,784.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030774079     MORTGAGORS: ZELLER               ANNE

    REGION CODE    ADDRESS   : 1436 RAMSEY CIRCLE
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,038.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030774129     MORTGAGORS: GROSS                DAVID
                               GROSS                CHRISTINE
    REGION CODE    ADDRESS   : 6606 135TH PLACE S.W.
        01         CITY      :    EDMONDS
                   STATE/ZIP : WA  98206
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,815.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.93400
    ----------------------------------------------------------------
0   0030774160     MORTGAGORS: ROSSI                JOHN
                               ROSSI                LISA
    REGION CODE    ADDRESS   : 14217 ROBCARTE ROAD
        01         CITY      :    PHOENIX
                   STATE/ZIP : MD  21131
    MORTGAGE AMOUNT :   297,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,467.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,108.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030774178     MORTGAGORS: MAKHINSON            YANINA
                               MAKHINSON            DALY
    REGION CODE    ADDRESS   : 34-18 LENOX DRIVE
        01         CITY      :    FAIR LAWN
                   STATE/ZIP : NJ  07410
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,844.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 74.73800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,301,600.00
                               P & I AMT:      9,580.65
                               UPB AMT:   1,300,514.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030774194     MORTGAGORS: PRIMOFF              RICHARD
                               PRIMOFF              MADLYN
    REGION CODE    ADDRESS   : 36 OLMSTEAD ROAD
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,788.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 41.75824
    ----------------------------------------------------------------
0   0030774228     MORTGAGORS: SCHUSTER             MICHAEL

    REGION CODE    ADDRESS   : 1613 CRESTWOOD
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22302
    MORTGAGE AMOUNT :   251,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,735.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030774244     MORTGAGORS: ROSEN                MICHAEL

    REGION CODE    ADDRESS   : 17 BROOKWOOD DRIVE
        01         CITY      :    MEDFORD
                   STATE/ZIP : NJ  08055
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,461.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.32956
    ----------------------------------------------------------------
0   0030774269     MORTGAGORS: GRAFTON              SCOTT
                               GRAFTON              KIMBERLY
    REGION CODE    ADDRESS   : 4670 BROOK HOLLOW ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   434,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,058.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,187.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99200
    ----------------------------------------------------------------
0   0030774533     MORTGAGORS: TRIPODI              WILLIAM
                               TRIPODI              SANDRA
    REGION CODE    ADDRESS   : 7 COTTONTAIL LANE
        01         CITY      :    MONROE
                   STATE/ZIP : CT  06468
    MORTGAGE AMOUNT :   220,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,644.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,581.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,686,250.00
                               P & I AMT:     12,269.59
                               UPB AMT:   1,684,899.52

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030774624     MORTGAGORS: HENDERSON            DON
                               HENDERSON            CAROLYN
    REGION CODE    ADDRESS   : 602 DAVINCI DRIVE
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : OH  45042
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.42200
    ----------------------------------------------------------------
0   0030775100     MORTGAGORS: BURKE                JOANNE
                               BURKE                TIMOTHY
    REGION CODE    ADDRESS   : 50 COMMONWEALTH AVENUE UNIT 704
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02116
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,575.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.80300
    ----------------------------------------------------------------
0   0030775126     MORTGAGORS: GELET                GLORIA

    REGION CODE    ADDRESS   : 15834 HIGHLAND COURT
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,606.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 48.00000
    ----------------------------------------------------------------
0   0030775142     MORTGAGORS: HELZER               JOHN
                               HELZER               PATRICIA
    REGION CODE    ADDRESS   : 3929 WINKLE AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95065
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,312.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,212.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030775159     MORTGAGORS: PASSAVANT            TOM
                               GLENN                KAREN
    REGION CODE    ADDRESS   : 372 MEADOW RANCH
        01         CITY      :    SNOWMASS VILLAGE
                   STATE/ZIP : CO  81615
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,210.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,124.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,469,100.00
                               P & I AMT:     10,759.03
                               UPB AMT:   1,467,502.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030775282     MORTGAGORS: NISTA                SUZANNE
                               NISTA                JOHN
    REGION CODE    ADDRESS   : 6 ASTON CIRCLE
        01         CITY      :    HOCKESSIN
                   STATE/ZIP : DE  19707
    MORTGAGE AMOUNT :   396,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,540.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,946.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030775290     MORTGAGORS: ANDERSON             DWIGHT

    REGION CODE    ADDRESS   : 31791 SARAH LANE
        01         CITY      :    CONIFER
                   STATE/ZIP : CO  80433
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030775316     MORTGAGORS: MELVIN               KENNETH
                               MELVIN               EVELYN
    REGION CODE    ADDRESS   : 585 WINNINGKOFF ROAD
        01         CITY      :    LUCAS
                   STATE/ZIP : TX  75002
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,552.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030775332     MORTGAGORS: ROBERTS              COLUMBUS
                               ROBERTS              JOAN
    REGION CODE    ADDRESS   : 6625 WATERFORD ROAD
        01         CITY      :    COLUMBUS
                   STATE/ZIP : GA  31904
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,832.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------
0   0030775423     MORTGAGORS: BARROW               SETH
                               BARROW               LYNN
    REGION CODE    ADDRESS   : 3408 COLDRIDGE DRIVE
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27609
    MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,852.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.65500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,467,800.00
                               P & I AMT:     10,887.09
                               UPB AMT:   1,466,777.98

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030775449     MORTGAGORS: KIRKWOOD             JAMES
                               KIRKWOOD             SHARON
    REGION CODE    ADDRESS   : 3721 CROSSVALE RD.
        01         CITY      :    LITHONIA
                   STATE/ZIP : GA  30038
    MORTGAGE AMOUNT :   229,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,507.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.98300
    ----------------------------------------------------------------
0   0030775464     MORTGAGORS: RESLER               MICHAEL
                               RESLER               LINDA
    REGION CODE    ADDRESS   : 411 BARFIELD DRIVE
        01         CITY      :    SUMMERVILLE
                   STATE/ZIP : SC  29485
    MORTGAGE AMOUNT :   224,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,503.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,668.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0030775514     MORTGAGORS: GELLMAN              BRUCE
                               GELLMAN              LISA
    REGION CODE    ADDRESS   : 24926 NORMON'S WAY
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   406,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    406,120.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,946.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030775571     MORTGAGORS: RIEGEL               BRUCE
                               RIEGEL               LISA
    REGION CODE    ADDRESS   : 202 DEANS LANE
        01         CITY      :    SOUTH BRUNSWICK
                   STATE/ZIP : NJ  08852
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,728.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,758.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------
0   0030775589     MORTGAGORS: MANELA               BENJAMIN
                               MANELA               DENISE
    REGION CODE    ADDRESS   : 755 RTE 340
        01         CITY      :    PALISADES
                   STATE/ZIP : NY  10964
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,493,700.00
                               P & I AMT:     11,025.31
                               UPB AMT:   1,492,858.90

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030775886     MORTGAGORS: WEINTRAUB            BRENT
                               WEINTRAUB            LISA
    REGION CODE    ADDRESS   : 78 GREENWAY CLOSE
        01         CITY      :    RYE BROOK
                   STATE/ZIP : NY  10573
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,674.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,647.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.67500
    ----------------------------------------------------------------
0   0030776389     MORTGAGORS: FOLEY                EDWARD
                               FOLEY                JUDITH
    REGION CODE    ADDRESS   : 2450 E ALMEDA AVENUE #6
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80209
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,651.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,815.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030776421     MORTGAGORS: STARKEY              RONALD
                               STARKEY              TIFFANY
    REGION CODE    ADDRESS   : 1035 STONEGATE COURT
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,713.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,016.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030776454     MORTGAGORS: KHARIDIA             SANJAY
                               KHARIDIA             JAHNAVI
    REGION CODE    ADDRESS   : 6449 ERIN DRIVE
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   288,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,006.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,114.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.90000
    ----------------------------------------------------------------
0   0030776462     MORTGAGORS: SCHOENFELD           GERARD
                               SCHOENFELD           VIRGINIA
    REGION CODE    ADDRESS   : 12407 BROWN FOX WAY
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20191
    MORTGAGE AMOUNT :   263,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,363.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,888.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.99351
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,717,750.00
                               P & I AMT:     12,482.44
                               UPB AMT:   1,716,409.69

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030776512     MORTGAGORS: HARRAKA              GREGORY
                               HARRAKA              KIMBERLY
    REGION CODE    ADDRESS   : 7500 MELBOURNE PLACE
        01         CITY      :    IJAMSVILLE
                   STATE/ZIP : MD  21754
    MORTGAGE AMOUNT :   341,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,482.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,567.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0030776553     MORTGAGORS: HOPPER               LESLIE
                               HOPPER               SUSAN
    REGION CODE    ADDRESS   : 3924 VIA VALLE VERDE
        01         CITY      :    RANCHO SANTA FE
                   STATE/ZIP : CA  92091
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,822.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030776710     MORTGAGORS: LANDER               RICHARD
                               LANDER               KAREN
    REGION CODE    ADDRESS   : 11564 LERDO AVENUE
        01         CITY      :    GRANADA HILLS
                   STATE/ZIP : CA  91344
    MORTGAGE AMOUNT :   373,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,804.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.95100
    ----------------------------------------------------------------
0   0030776827     MORTGAGORS: PETERSON             DAVID
                               SIMPSON              SUSAN
    REGION CODE    ADDRESS   : 42 QUICKS LANE
        01         CITY      :    KATONA
                   STATE/ZIP : NY  10536
    MORTGAGE AMOUNT :   318,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,771.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,334.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030776835     MORTGAGORS: KNIGHT               LESTER
                               KNIGHT               SOPHIA
    REGION CODE    ADDRESS   : 5 DICKENS DRIVE
        01         CITY      :    PRINCETON JUNCTION
                   STATE/ZIP : NJ  08550
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,761.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 83.63600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,627,200.00
                               P & I AMT:     11,977.47
                               UPB AMT:   1,626,136.77

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030777064     MORTGAGORS: HILL                 MARK
                               CAMPANY              SARAH
    REGION CODE    ADDRESS   : 3700 7TH STREET SOUTH
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22204
    MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,345.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,565.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030777155     MORTGAGORS: COOPER               KEVIN

    REGION CODE    ADDRESS   : 1464 GLENVILLE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,757.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030777239     MORTGAGORS: RAPISARDA            JOHN
                               RAPISARDA            JULIE
    REGION CODE    ADDRESS   : 2714 SHERIDAN ROAD
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,769.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.26800
    ----------------------------------------------------------------
0   0030777569     MORTGAGORS: SIUDZINSKI           RONALD
                               SIUDZINSKI           BETTY
    REGION CODE    ADDRESS   : 10408 BROADFIELD COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20584
    MORTGAGE AMOUNT :   335,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,474.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.94900
    ----------------------------------------------------------------
0   0030777668     MORTGAGORS: RHODE                OTTO
                               MANNING              KATHLEEN
    REGION CODE    ADDRESS   : 24 OLD STOW ROAD
        01         CITY      :    HUDSON
                   STATE/ZIP : MA  01749
    MORTGAGE AMOUNT :   200,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    200,265.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,470.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.97600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,748,600.00
                               P & I AMT:     12,733.02
                               UPB AMT:   1,747,843.27

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030777684     MORTGAGORS: HERNANDEZ            GARTH
                               HERNANDEZ            STASIA
    REGION CODE    ADDRESS   : 3407 HEATHERWOOD STREET
        01         CITY      :    HARVEY
                   STATE/ZIP : LA  70058
    MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030777791     MORTGAGORS: BEARNSON             BARBARA
                               UTZINGER             TODD
    REGION CODE    ADDRESS   : 6746 S. VISTA GRANDE DRIVE
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84121
    MORTGAGE AMOUNT :   355,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,261.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,608.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030777817     MORTGAGORS: SALINAS              MARCO
                               SALINAS              SHELLEY
    REGION CODE    ADDRESS   : 115 MONTGOMERY COURT
        01         CITY      :    BUDA
                   STATE/ZIP : TX  78610
    MORTGAGE AMOUNT :   230,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,191.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0030777825     MORTGAGORS: TULISIAK             TERRENCE
                               TULISIAK             MARITA
    REGION CODE    ADDRESS   : 4045 COOK RD
        01         CITY      :    MEDINA
                   STATE/ZIP : OH  44256
    MORTGAGE AMOUNT :   484,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    483,267.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,467.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 63.68400
    ----------------------------------------------------------------
0   0030777940     MORTGAGORS: MC CARTHY            TIMOTHY
                               MC CARTHY            CINDY
    REGION CODE    ADDRESS   : 142 GERARD ROAD
        01         CITY      :    YAPHANK
                   STATE/ZIP : NY  11980
    MORTGAGE AMOUNT :   108,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    108,680.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       817.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,416,200.00
                               P & I AMT:     10,265.39
                               UPB AMT:   1,415,000.80

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030778179     MORTGAGORS: OSHOBITAN            FELIX
                               MOMOH                CELINA
    REGION CODE    ADDRESS   : 115-24 237TH STREET
        01         CITY      :    ELMONT
                   STATE/ZIP : NY  11003
    MORTGAGE AMOUNT :   159,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    159,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,269.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030778252     MORTGAGORS: SULLIVAN             KAREN

    REGION CODE    ADDRESS   : 6144 NORTH BERKELEY BLVD
        01         CITY      :    WHITEFISH BAY
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,406.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030778351     MORTGAGORS: FATNANI              SANGITA
                               SACHAN               VIKAS
    REGION CODE    ADDRESS   : 121 BROOK RUN
        01         CITY      :    HOCKESSIN
                   STATE/ZIP : DE  19707
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,096.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,618.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030778781     MORTGAGORS: RUFFNER              CHARLES
                               RUFFNER              DEBRA
    REGION CODE    ADDRESS   : 25730 BARNETT LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   233,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,943.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98500
    ----------------------------------------------------------------
0   0030778831     MORTGAGORS: BAGNALL              JAMES
                               BAGNALL              SANDRA
    REGION CODE    ADDRESS   : 160 BROAD STREET
        01         CITY      :    SAN LUIS OBISPO
                   STATE/ZIP : CA  93405
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,793.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 71.09000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,243,950.00
                               P & I AMT:      9,180.94
                               UPB AMT:   1,243,433.49

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030779060     MORTGAGORS: DAVIS                MARK
                               DAVIS                THERESA
    REGION CODE    ADDRESS   : 11 DENNISTOUN DR
        01         CITY      :    AMAGANSETT
                   STATE/ZIP : NY  11930
    MORTGAGE AMOUNT :   545,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    544,643.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,046.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 71.89900
    ----------------------------------------------------------------
0   0030779201     MORTGAGORS: SURDACKI             JOSEPH
                               SURDACKI             MELINDA
    REGION CODE    ADDRESS   : 3732 ORANGE BLOSSOM COURT
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   275,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,924.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97100
    ----------------------------------------------------------------
0   0030779417     MORTGAGORS: MOORE                GARY
                               BRIGANTI             WILLIAM
    REGION CODE    ADDRESS   : 2523 HUNTON PLACE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22311
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.64300
    ----------------------------------------------------------------
0   0030779441     MORTGAGORS: RODRIGUEZ            VICTOR
                               COLLADO              ISMENIA
    REGION CODE    ADDRESS   : 1317 JANKOWSKI COURT
        01         CITY      :    SOUTH PLAINFIELD
                   STATE/ZIP : NJ  07080
    MORTGAGE AMOUNT :   220,410.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,254.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,579.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030779516     MORTGAGORS: MCCALLUM             PHILLIP
                               MCCALLUM             KELLEY
    REGION CODE    ADDRESS   : 7117 LAKE RUN CIRCLE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,684.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 64.34300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,580,510.00
                               P & I AMT:     11,675.68
                               UPB AMT:   1,579,306.16

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030779748     MORTGAGORS: BURTON               JEFFREY
                               NAUEN                VARDA
    REGION CODE    ADDRESS   : 1544 S MISSISSIPPI RIVER BLVD
        01         CITY      :    ST PAUL
                   STATE/ZIP : MN  55116
    MORTGAGE AMOUNT :   288,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,611.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.68800
    ----------------------------------------------------------------
0   0030779854     MORTGAGORS: WILTERS              JOHN
                               WILTERS              TARYN
    REGION CODE    ADDRESS   : 42 GREEN VIEW
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37205
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,760.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,824.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.50200
    ----------------------------------------------------------------
0   0030779896     MORTGAGORS: GROSS                MIKE
                               KAPLAN-GROSS         KIMBERLY
    REGION CODE    ADDRESS   : 170 BEAUFORT AVENUE
        01         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02192
    MORTGAGE AMOUNT :   318,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,386.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,337.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030780027     MORTGAGORS: KING                 DAVID
                               KING                 BONNIE
    REGION CODE    ADDRESS   : 2008 AUGUSTUS PLACE
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   238,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,693.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.61600
    ----------------------------------------------------------------
0   0030780159     MORTGAGORS: ROUSSEAU             JOHN

    REGION CODE    ADDRESS   : 14244 NORTH 14TH PLACE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85022
    MORTGAGE AMOUNT :   290,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,205.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,130.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,512,650.00
                               P & I AMT:     11,211.17
                               UPB AMT:   1,511,656.46

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030780258     MORTGAGORS: DOUGLAS              ELLEN
                               KUPERSMITH           STEVEN
    REGION CODE    ADDRESS   : 43 WOODLAND RD
        01         CITY      :    ROSLYN
                   STATE/ZIP : NY  11576
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,746.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,477.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 71.79487
    ----------------------------------------------------------------
0   0030780290     MORTGAGORS: EMARY                DEAN
                               AVANTS-EMARY         MARY
    REGION CODE    ADDRESS   : 4910 SE 40TH STREET
        01         CITY      :    DES MOINES
                   STATE/ZIP : IA  50320
    MORTGAGE AMOUNT :   149,625.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,418.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,084.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030780647     MORTGAGORS: MANNO                JOHN
                               MANNO                CAROL
    REGION CODE    ADDRESS   : 101 WOODVALE CREEK CIRCLE
        01         CITY      :    BOSSIER CITY
                   STATE/ZIP : LA  71111
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,760.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,435.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030780704     MORTGAGORS: CHENOWETH            LAURA

    REGION CODE    ADDRESS   : 16 SUNHAVEN COURT
        01         CITY      :    TARRYTOWN
                   STATE/ZIP : NY  10591
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,769.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030780746     MORTGAGORS: STULL                JAMES
                               STULL                VERONICA
    REGION CODE    ADDRESS   : 5243 GRANDVIEW AVENUE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,389.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,132.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,481,225.00
                               P & I AMT:     10,654.18
                               UPB AMT:   1,480,084.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030780803     MORTGAGORS: CARMICHAEL           J
                               PARIKH               TEJAL
    REGION CODE    ADDRESS   : 5473 N CAMINO REAL
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,777.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030780878     MORTGAGORS: WALIZER              FRANK
                               WALIZER              ELAINE
    REGION CODE    ADDRESS   : 12405 SNOWDEN WOODS ROAD
        01         CITY      :    LAUREL
                   STATE/ZIP : MD  20708
    MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,349.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,584.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030781181     MORTGAGORS: ANDERSON             HARRY
                               ANDERSON             JOANELL
    REGION CODE    ADDRESS   : 721 WEST WALNUT STREET
        01         CITY      :    HINSDALE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,770.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,704.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 62.06800
    ----------------------------------------------------------------
0   0030781199     MORTGAGORS: MAGUIRE              BRYAN

    REGION CODE    ADDRESS   : 8835 IBIS WAY
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95624
    MORTGAGE AMOUNT :   131,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    131,767.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       956.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.97200
    ----------------------------------------------------------------
0   0030781223     MORTGAGORS: MAJORS               LARRY

    REGION CODE    ADDRESS   : 3608 E. WOODLAND DR
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   277,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,454.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.85400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,328,100.00
                               P & I AMT:      9,759.19
                               UPB AMT:   1,327,119.48

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030781249     MORTGAGORS: ATKINSON             JAMES
                               ATKINSON             CHRYSSA
    REGION CODE    ADDRESS   : 715 SELBOURNE
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : IL  60546
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,838.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.00000
    ----------------------------------------------------------------
0   0030781314     MORTGAGORS: WELSCH               ERIC

    REGION CODE    ADDRESS   : 533 SPRINGFIELD AVENUE
        01         CITY      :    OCEANSIDE
                   STATE/ZIP : CA  92115
    MORTGAGE AMOUNT :   224,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,512.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,688.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98500
    ----------------------------------------------------------------
0   0030781363     MORTGAGORS: WEYKER               JODY
                               WEYKER               TIMOTHY
    REGION CODE    ADDRESS   : 2453 N. BATES ROAD
        01         CITY      :    ADELL
                   STATE/ZIP : WI  53001
    MORTGAGE AMOUNT :    76,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :     76,899.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       571.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030781504     MORTGAGORS: MOONEY               JAMES
                               MOONEY               LISA
    REGION CODE    ADDRESS   : 1022 4TH STREET
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,801.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030781595     MORTGAGORS: ADAMSON              GARY
                               ADAMSON              KATHY
    REGION CODE    ADDRESS   : 1202 A THE SEA CREST
        01         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   255,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,558.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,939.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,079,950.00
                               P & I AMT:      7,992.02
                               UPB AMT:   1,078,610.91

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030781678     MORTGAGORS: CARLSON              ERIC
                               CARLSON              KAREN
    REGION CODE    ADDRESS   : 2777 GLENDOWER TERRACE
        01         CITY      :    ELGIN
                   STATE/ZIP : IL  60123
    MORTGAGE AMOUNT :   243,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,494.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,830.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
0   0030781736     MORTGAGORS: QUESADA              VICTOR
                               QUESADA              JOANNE
    REGION CODE    ADDRESS   : 35125 ABEL PLACE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,678.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.55000
    ----------------------------------------------------------------
0   0030781769     MORTGAGORS: KALESCKY             DONALD
                               KALESCKY             LINDA
    REGION CODE    ADDRESS   : 3133 STANFORD AVENUE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   301,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,937.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,157.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 57.36100
    ----------------------------------------------------------------
0   0030781850     MORTGAGORS: DRISCOLL             JAMES
                               DRISCOLL             MARILYN
    REGION CODE    ADDRESS   : 2 TAYLOR ROAD
        01         CITY      :    STOW
                   STATE/ZIP : MA  01775
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,838.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 53.33300
    ----------------------------------------------------------------
0   0030781876     MORTGAGORS: PERSON               JAMES
                               PERSON               SUZANNE
    REGION CODE    ADDRESS   : 1563 CALLE CANDELA
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,706.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,980.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,800.00
                               P & I AMT:     10,548.37
                               UPB AMT:   1,444,655.80

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030781892     MORTGAGORS: NICHOLSON            CALVIN
                               NICHOLSON            MARIA FIDES
    REGION CODE    ADDRESS   : 8405 BATES DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20720
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,817.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030781900     MORTGAGORS: HARRIS               JAMES
                               HARRIS               RENEE
    REGION CODE    ADDRESS   : 6725 EAGLE WING DRIVE
        01         CITY      :    SPARKS
                   STATE/ZIP : NV  89436
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,771.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,598.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.77700
    ----------------------------------------------------------------
0   0030782064     MORTGAGORS: JACKOWITZ            PETER
                               JACKOWITZ            SUSAN
    REGION CODE    ADDRESS   : 64 SHREWSBURY DRIVE
        01         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 59.78200
    ----------------------------------------------------------------
0   0030782114     MORTGAGORS: CURRAN               DENNIS

    REGION CODE    ADDRESS   : 5 RANDOLPH PLACE
        01         CITY      :    VERONA
                   STATE/ZIP : NJ  07044
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    180,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,289.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030782270     MORTGAGORS: WOODS                JOE
                               WOODS                NINA
    REGION CODE    ADDRESS   : 8232 S PECAN GROVE CIRCLE
        01         CITY      :    TEMPE
                   STATE/ZIP : AZ  85284
    MORTGAGE AMOUNT :   335,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,219.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 63.29200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,412,450.00
                               P & I AMT:     10,358.25
                               UPB AMT:   1,411,807.67

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030782296     MORTGAGORS: POWITZKY             CALVIN
                               POWITZKY             PATRICIA
    REGION CODE    ADDRESS   : 206 OAK DRIVE
        01         CITY      :    FRIENDSWOOD
                   STATE/ZIP : TX  77546
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,733.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,507.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/26
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.11100
    ----------------------------------------------------------------
0   0030782916     MORTGAGORS: REIBER               GREGORY
                               REIBER               FAUSTINA
    REGION CODE    ADDRESS   : 1007 DOWN RIVER COURT
        01         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95747
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,831.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.64200
    ----------------------------------------------------------------
0   0030782924     MORTGAGORS: DOLL                 JAMES
                               DOLL                 ELIZABETH
    REGION CODE    ADDRESS   : 2101 HIGHLAND DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,788.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 71.09800
    ----------------------------------------------------------------
0   0030782973     MORTGAGORS: WESTON               LYNN

    REGION CODE    ADDRESS   : 3940 GRESHAM ST #442
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   356,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,154.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,584.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030782999     MORTGAGORS: LAMBERT              RICHARD
                               LAMBERT              SHELLEY
    REGION CODE    ADDRESS   : 3965 HONEY CREEK BOULEVARD
        01         CITY      :    GREENWOOD
                   STATE/ZIP : IN  46143
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,828.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.91300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,509,400.00
                               P & I AMT:     10,954.21
                               UPB AMT:   1,508,336.54

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030783047     MORTGAGORS: KELLY                JACK
                               KELLY                SUZANNE
    REGION CODE    ADDRESS   : 14567 FENTON STREET
        01         CITY      :    BROOMFIELD
                   STATE/ZIP : CO  80020
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,775.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,278.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 66.94700
    ----------------------------------------------------------------
0   0030783062     MORTGAGORS: BARCLAY              WILLIAM
                               MIRAMONTES           OFELIA
    REGION CODE    ADDRESS   : 7356 PANORAMA DRIVE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80303
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,781.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,220.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.50000
    ----------------------------------------------------------------
0   0030783252     MORTGAGORS: MCGLOTHLIN           STEVEN
                               MCGLOTHLIN           HELEN
    REGION CODE    ADDRESS   : 8989 BAY BREEZE LANE
        01         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46236
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,822.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.32800
    ----------------------------------------------------------------
0   0030783310     MORTGAGORS: JOHNSON              STEVEN
                               JOHNSON              SHERI
    REGION CODE    ADDRESS   : 2500 ASHWOOD AVENUE
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37212
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,331.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030783344     MORTGAGORS: CHERINGTON           CHARLES
                               PETTUS               ASHLEY
    REGION CODE    ADDRESS   : 104 AVON HILL STREET
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02139
    MORTGAGE AMOUNT :   530,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    529,635.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,842.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,660,500.00
                               P & I AMT:     11,987.74
                               UPB AMT:   1,659,346.53

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030783369     MORTGAGORS: DESROSIERS           JAMES
                               DESROSIERS           PAULA
    REGION CODE    ADDRESS   : 5 ALDERSGATE WAY
        01         CITY      :    NORTH READING
                   STATE/ZIP : MA  01864
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,852.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,808.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.86500
    ----------------------------------------------------------------
0   0030783427     MORTGAGORS: CARR                 JEREMIAH
                               CARR                 SARA
    REGION CODE    ADDRESS   : 3455 ELMWOOD AVENUE
        01         CITY      :    BRIGHTON
                   STATE/ZIP : NY  14618
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,808.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.90800
    ----------------------------------------------------------------
0   0030783435     MORTGAGORS: SCHANDLER            DAVID
                               SCHANDLER            HEIDI
    REGION CODE    ADDRESS   : 11056 ALDBURY COURT
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20194
    MORTGAGE AMOUNT :   317,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,581.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,304.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98973
    ----------------------------------------------------------------
0   0030783500     MORTGAGORS: KULESA               RICHARD
                               KULESA               KATHLEEN
    REGION CODE    ADDRESS   : 10071 ASTORIA COURT
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   225,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,045.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,632.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98300
    ----------------------------------------------------------------
0   0030783526     MORTGAGORS: WERNER               DOUGLAS
                               LAWTER               LEANNA
    REGION CODE    ADDRESS   : 9 RIDGEWOOD AVENUE
        01         CITY      :    ROWAYTON
                   STATE/ZIP : CT  06853
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.66600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,324,000.00
                               P & I AMT:      9,637.45
                               UPB AMT:   1,323,287.06

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030783542     MORTGAGORS: LUTKE                ADOLF
                               LUTKE                BIRGIT
    REGION CODE    ADDRESS   : 8 GENEVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   789,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    788,457.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,720.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   015
    LTV :                 49.31200
    ----------------------------------------------------------------
0   0030783609     MORTGAGORS: ISIDORN              FRANZOIS
                               MOORE                MARIE
    REGION CODE    ADDRESS   : 1040 NE 139TH STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33161
    MORTGAGE AMOUNT :    78,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     78,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       577.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.59813
    ----------------------------------------------------------------
0   0030783617     MORTGAGORS: SPETZ                JOSEPH
                               SPETZ                GENICE
    REGION CODE    ADDRESS   : 20525 VIA TENORIO
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,771.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,598.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 72.16400
    ----------------------------------------------------------------
0   0030783666     MORTGAGORS: FULLER               NANCY

    REGION CODE    ADDRESS   : 11 ARROWHEAD DR
        01         CITY      :    NORWELL
                   STATE/ZIP : MA  02061
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,770.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.89200
    ----------------------------------------------------------------
0   0030783690     MORTGAGORS: BAUGHMAN             ANDREW
                               BAUGHMAN             LELA
    REGION CODE    ADDRESS   : 1043 N. VIRGINIA AVENUE NE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,781.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,213.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,851,750.00
                               P & I AMT:     13,439.45
                               UPB AMT:   1,850,530.58

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030783724     MORTGAGORS: MCLEAN               ROBERT
                               WALSER               LUCINDA
    REGION CODE    ADDRESS   : 359 SHERWOOD DRIVE
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93110
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,768.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030783765     MORTGAGORS: DANESH               MOHAMMAD
                               DANESH               AZITA
    REGION CODE    ADDRESS   : 27320 GLENWOOD DRIVE
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,853.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,860.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 72.02300
    ----------------------------------------------------------------
0   0030783815     MORTGAGORS: NANNEY               ARTHUR
                               NANNEY               BETTY
    REGION CODE    ADDRESS   : 6217 WESTERLY DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,802.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.58300
    ----------------------------------------------------------------
0   0030783856     MORTGAGORS: RADCLIFFE            KEVIN
                               RADCLIFFE            ANNE
    REGION CODE    ADDRESS   : 963 WHIMBREL COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   278,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,403.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.98300
    ----------------------------------------------------------------
0   0030783914     MORTGAGORS: SARVEY               ROBERT

    REGION CODE    ADDRESS   : 3050 QUINWOOD LANE NORTH
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MN  55441
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,670.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/17
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,439,100.00
                               P & I AMT:     10,882.57
                               UPB AMT:   1,438,327.63

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030783930     MORTGAGORS: OVERHOLSER           RODGER
                               OVERHOLSER           MARSHA
    REGION CODE    ADDRESS   : 1441 43RD STREET SE
        01         CITY      :    CEDAR RAPIDS
                   STATE/ZIP : IA  52403
    MORTGAGE AMOUNT :   223,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,745.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,623.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0030783948     MORTGAGORS: BENZINGER            ROBERT

    REGION CODE    ADDRESS   : 18714 EAST BUCKSKIN DRIVE
        01         CITY      :    RIO VERDE
                   STATE/ZIP : AZ  85263
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,793.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 60.60600
    ----------------------------------------------------------------
0   0030783955     MORTGAGORS: ROMANELL             JOSEPH
                               ROMANELL             SARAH
    REGION CODE    ADDRESS   : 4224 OAKLEAF COURT NE
        01         CITY      :    CEDAR RAPIDS
                   STATE/ZIP : IA  52402
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,808.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.22200
    ----------------------------------------------------------------
0   0030784045     MORTGAGORS: GUTHRIE              DANIEL
                               GUTHRIE              THERESA
    REGION CODE    ADDRESS   : 1201 NONA DRIVE
        01         CITY      :    ATHENS
                   STATE/ZIP : GA  30606
    MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,838.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,578.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 86.43400
    ----------------------------------------------------------------
0   0030784086     MORTGAGORS: STROPKO              MARK
                               STROPKO              DONNA
    REGION CODE    ADDRESS   : 20059 ELFIN FOREST LANE
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92029
    MORTGAGE AMOUNT :   417,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,920.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,061.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,442,100.00
                               P & I AMT:     10,454.00
                               UPB AMT:   1,441,106.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030784185     MORTGAGORS: CHAVARAMPLAKIL       MATHEW

    REGION CODE    ADDRESS   : 4441 RUE ST.MARTIN
        01         CITY      :    KENNER
                   STATE/ZIP : LA  70065
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,230.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,740.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030784367     MORTGAGORS: STULP                KEVIN
                               STULP                MARIE ELENA
    REGION CODE    ADDRESS   : 5639 DOLIVER DR.
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77056
    MORTGAGE AMOUNT :   372,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,143.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,700.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030784458     MORTGAGORS: ARAI                 MASANARI
                               ARAI                 RIKA
    REGION CODE    ADDRESS   : 5806 KELLARNI CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,781.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,220.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.16241
    ----------------------------------------------------------------
0   0030784482     MORTGAGORS: POVLITZ              RALPH

    REGION CODE    ADDRESS   : 3930 N. PINE GROVE #2416
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60613
    MORTGAGE AMOUNT :   113,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    112,922.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       819.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 91.86900
    ----------------------------------------------------------------
0   0030784532     MORTGAGORS: FOX                  JEFFREY
                               FOX                  DEBRA
    REGION CODE    ADDRESS   : 1005 WEST BRACE STREET
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60613
    MORTGAGE AMOUNT :   218,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,103.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,601.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,396,150.00
                               P & I AMT:     10,082.10
                               UPB AMT:   1,395,180.73

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030784557     MORTGAGORS: WOODS                MARVIN
                               WOODS                SHARMON
    REGION CODE    ADDRESS   : 4640 N. CAMINO REAL
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   404,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,971.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,931.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 66.81800
    ----------------------------------------------------------------
0   0030784581     MORTGAGORS: SALATINO             BRUCE
                               SALATINO             CHRISTINE
    REGION CODE    ADDRESS   : 1500 CLOVER STREET
        01         CITY      :    ROCHESTER
                   STATE/ZIP : NY  14610
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,819.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,204.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.91100
    ----------------------------------------------------------------
0   0030784599     MORTGAGORS: SHANEHSAZ            MOHAMMAD
                               SHANEHSAZ            SHAHIN
    REGION CODE    ADDRESS   : 54 MOLLY PITCHER DRIVE
        01         CITY      :    MANALAPAN
                   STATE/ZIP : NJ  07726
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,824.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030784615     MORTGAGORS: D' ANDRADE           HUGH
                               D' ANDRADE           ANA
    REGION CODE    ADDRESS   : 25 ROUNDTOP ROADD
        01         CITY      :    YONKERS
                   STATE/ZIP : NY  10710
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,856.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.31250
    ----------------------------------------------------------------
0   0030784623     MORTGAGORS: KALEMBA              ARTHUR
                               KALEMBA              BEVERLY
    REGION CODE    ADDRESS   : 2020 HUPPENTHAL DRIVE
        01         CITY      :    SCHERERVILLE
                   STATE/ZIP : IN  46375
    MORTGAGE AMOUNT :   216,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,554.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,590.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.64800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,403,950.00
                               P & I AMT:     10,405.61
                               UPB AMT:   1,403,027.37

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030784706     MORTGAGORS: CASE                 GARTH
                               URUCHIMA             PATRICIA
    REGION CODE    ADDRESS   : 49 ROUNDTOP ROAD
        01         CITY      :    YONKERS
                   STATE/ZIP : NY  10710
    MORTGAGE AMOUNT :   291,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,314.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,189.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.90200
    ----------------------------------------------------------------
0   0030784722     MORTGAGORS: SWEET                LORI

    REGION CODE    ADDRESS   : 807 AMHERST LANE
        01         CITY      :    BRUNSWICK
                   STATE/ZIP : OH  44212
    MORTGAGE AMOUNT :    83,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     83,443.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       612.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99400
    ----------------------------------------------------------------
0   0030784763     MORTGAGORS: BECK                 EVE

    REGION CODE    ADDRESS   : 19331 SURFWAVE DR.
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   272,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,597.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.94800
    ----------------------------------------------------------------
0   0030784870     MORTGAGORS: PETRI                LESLIE
                               BROOKS               CECIL
    REGION CODE    ADDRESS   : 3804 SIMMS STREET
        01         CITY      :    WHEAT RIDGE
                   STATE/ZIP : CO  80033
    MORTGAGE AMOUNT :   251,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,761.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030784888     MORTGAGORS: BUSS                 LEO
                               BUSS                 JANE
    REGION CODE    ADDRESS   : 72R CREAMERY ROAD
        01         CITY      :    DURHAM
                   STATE/ZIP : CT  06422
    MORTGAGE AMOUNT :   365,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,683.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,264,650.00
                               P & I AMT:      9,236.34
                               UPB AMT:   1,263,867.54

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030784896     MORTGAGORS: PLAVNEY              MARK
                               PLAVNEY              JUDITH
    REGION CODE    ADDRESS   : 22410 ROCKCREEK CIRCLE
        01         CITY      :    STRONGSVILLE
                   STATE/ZIP : OH  44136
    MORTGAGE AMOUNT :   132,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    132,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       963.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 92.90200
    ----------------------------------------------------------------
0   0030784953     MORTGAGORS: DEVERIN              BRIAN
                               DEVERIN              GEORGIA
    REGION CODE    ADDRESS   : 4 E. ALABAMA AVENUE
        01         CITY      :    LONG BEACH TWP
                   STATE/ZIP : NJ  08008
    MORTGAGE AMOUNT :   111,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       849.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030784979     MORTGAGORS: PATEL                KAMLESH
                               PATEL                JYOTI
    REGION CODE    ADDRESS   : 16730 BARNELL AVENUE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   276,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,132.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,124.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030785034     MORTGAGORS: BONTELL              MICHAEL

    REGION CODE    ADDRESS   : 17 TESSERA AVENUE
        01         CITY      :    FOOTHILL RANCH AREA
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   305,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,764.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,352.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------
0   0030785091     MORTGAGORS: STADULIS             LAWRENCE
                               STADULIS             KERRY
    REGION CODE    ADDRESS   : 4921 KINGSTON DRIVE
        01         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   252,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,012.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,079,050.00
                               P & I AMT:      8,053.06
                               UPB AMT:   1,078,510.09

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030785109     MORTGAGORS: HOVEY                WILLIAM
                               SMULLEN              CHARLOTTE
    REGION CODE    ADDRESS   : 679 BUCKINGHAM SQUARE
        01         CITY      :    ARROWHEAD VILLAS
                   STATE/ZIP : CA  92352
    MORTGAGE AMOUNT :    57,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     57,711.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       423.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030785158     MORTGAGORS: OBISPO               BASILIO
                               OBISPO               ESTELLE
    REGION CODE    ADDRESS   : 1300 JANKOWSKI COURT
        01         CITY      :    SOUTH PLAINFIELD
                   STATE/ZIP : NJ  07080
    MORTGAGE AMOUNT :   249,660.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,340.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030785679     MORTGAGORS: MC DONAGH            CHRIS
                               MC DONAGH            ANDREA
    REGION CODE    ADDRESS   : 124 STONE BRIDGE ROAD
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,772.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 62.26400
    ----------------------------------------------------------------
0   0030785737     MORTGAGORS: SULLIVAN             BRIAN
                               TRUONG               KHOI
    REGION CODE    ADDRESS   : 234 27TH ST
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,593.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,366.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030785752     MORTGAGORS: BANFAL               RAJENDRA
                               BANFAL               RAMI
    REGION CODE    ADDRESS   : 60 BAY PARK CIRCLE
        01         CITY      :    SO SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   358,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,940.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,535.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,310,610.00
                               P & I AMT:      9,593.90
                               UPB AMT:   1,309,358.46

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030785802     MORTGAGORS: MILLIREN             GUY
                               MILLIREN             SALLY
    REGION CODE    ADDRESS   : 5435 TIMBER LANE
        01         CITY      :    SHOREWOOD
                   STATE/ZIP : MN  55331
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,780.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,584.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030785828     MORTGAGORS: HETTINGER            ROBERT
                               HETTINGER            ROXANNE
    REGION CODE    ADDRESS   : 6352 SOFT THUNDER TRAIL
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21046
    MORTGAGE AMOUNT :   243,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,482.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,766.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.54700
    ----------------------------------------------------------------
0   0030785877     MORTGAGORS: BRENEMAN             BRUCE
                               BRENEMAN             MARJORIE
    REGION CODE    ADDRESS   : 1510 RANCHO SERENA ROAD
        01         CITY      :    RANCHO SANTA FE
                   STATE/ZIP : CA  92067
    MORTGAGE AMOUNT :   431,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,680.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,013.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.36300
    ----------------------------------------------------------------
0   0030785950     MORTGAGORS: STILLMAN             RONALD
                               STILLMAN             LINDA
    REGION CODE    ADDRESS   : 664 NORTH RANCH WOOD TRAIL
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92689
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,629.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,761.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 65.62500
    ----------------------------------------------------------------
0   0030786040     MORTGAGORS: GILBERT              ALAN

    REGION CODE    ADDRESS   : 39 EDGEWOOD DRIVE
        01         CITY      :    GREENWICH
                   STATE/ZIP : CT  06831
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    999,311.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,250.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   015
    LTV :                 54.79400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,543,650.00
                               P & I AMT:     18,376.46
                               UPB AMT:   2,541,884.36

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030786073     MORTGAGORS: BAIKALOV             CLAUDIA
                               BAIKALOV             IGOR
    REGION CODE    ADDRESS   : 2881 QUEENS WAY
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,809.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,934.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030786099     MORTGAGORS: CHITKARA             RAMAN
                               CHITKARA             SABRINA
    REGION CODE    ADDRESS   : 3900 WOODSIDE TERRACE
        01         CITY      :    FREEMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   639,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    638,771.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,690.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0030786107     MORTGAGORS: MILLER               JOHN
                               BECKER               GAIL
    REGION CODE    ADDRESS   : 11662 DUQUE DRIVE
        01         CITY      :    STUDIO CITY AREA
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,712.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,140.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.03200
    ----------------------------------------------------------------
0   0030786123     MORTGAGORS: BARRETT              BETTYE
                               BARRETT              WINSTON
    REGION CODE    ADDRESS   : 9200 WRIGHTS HOLLOW LANE
        01         CITY      :    LORTON
                   STATE/ZIP : VA  22079
    MORTGAGE AMOUNT :   222,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,346.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,613.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 69.53125
    ----------------------------------------------------------------
0   0030786131     MORTGAGORS: BATHRICK             GREGORY
                               BATHRICK             ELIZABETH
    REGION CODE    ADDRESS   : 1617 PALMCROFT DRIVE SOUTHWEST
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85007
    MORTGAGE AMOUNT :   239,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,235.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,799,100.00
                               P & I AMT:     13,114.15
                               UPB AMT:   1,797,875.49

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030786206     MORTGAGORS: LAMANTIA             THOMAS
                               LAMANTIA             COLLEEN
    REGION CODE    ADDRESS   : 1812 HAWTHORNE BLVD
        01         CITY      :    WHEATON
                   STATE/ZIP : IL  60187
    MORTGAGE AMOUNT :   277,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,868.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,057.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
0   0030786214     MORTGAGORS: PAULUS               CHARLES
                               PAULUS               JANE
    REGION CODE    ADDRESS   : 4617 MOORLAND AVENUE
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55424
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,838.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,640.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 53.25500
    ----------------------------------------------------------------
0   0030786230     MORTGAGORS: FITZGIBBONS-HERBST   E
                               HERBST               CHRISTOPHER
    REGION CODE    ADDRESS   : 10804 GROVE COURT
        01         CITY      :    WESTMINISTER
                   STATE/ZIP : CO  80030
    MORTGAGE AMOUNT :   239,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,485.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,737.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.96500
    ----------------------------------------------------------------
0   0030786263     MORTGAGORS: INGRASSIA            CHRISTOPHER
                               INGRASSIA            JILL
    REGION CODE    ADDRESS   : 9505 DRAKE AVWNUE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60203
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030786305     MORTGAGORS: AVILA                RAMIRO
                               AVILA                MARIA
    REGION CODE    ADDRESS   : 33 BIRCH ROAD
        01         CITY      :    MAHWAH
                   STATE/ZIP : NJ  07430
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,224,700.00
                               P & I AMT:      8,928.83
                               UPB AMT:   1,224,192.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030786354     MORTGAGORS: MORTON               RAYMOND
                               MORTON               RHONDA
    REGION CODE    ADDRESS   : 22514 SOUTHEAST 300 TH STREET
        01         CITY      :    KENT
                   STATE/ZIP : WA  98042
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,319.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,903.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.97100
    ----------------------------------------------------------------
0   0030786404     MORTGAGORS: DESALVO              JASON
                               DESALVO              DEBORAH
    REGION CODE    ADDRESS   : 7 ELIZABETH ROAD
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   227,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,669.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.98900
    ----------------------------------------------------------------
0   0030786412     MORTGAGORS: THOMPSON             GARY
                               THOMPSON             JUDY
    REGION CODE    ADDRESS   : 4520 E. INDIGO BAY
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85236
    MORTGAGE AMOUNT :   258,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,619.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,959.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/26
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------
0   0030786479     MORTGAGORS: MANDEREWICZ          JOHN
                               MODRICK              DENISE
    REGION CODE    ADDRESS   : 929 S HIMES AVENUE
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33629
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,806.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030786487     MORTGAGORS: LEONARD              RICHARD

    REGION CODE    ADDRESS   : 45 W. HAYWARD AVENUE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85021
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,333.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,816.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,308,300.00
                               P & I AMT:      9,719.98
                               UPB AMT:   1,307,578.74

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030786537     MORTGAGORS: MACKEY               TIMOTHY
                               MACKEY               LORI
    REGION CODE    ADDRESS   : 5430 SPENCER LANE
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,834.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,676.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030786719     MORTGAGORS: DEVEREAUX            PAULA
                               ARZILLO              RICHARD
    REGION CODE    ADDRESS   : 33 WINTER STREET
        01         CITY      :    NAHANT
                   STATE/ZIP : MA  01908
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.45200
    ----------------------------------------------------------------
0   0030787105     MORTGAGORS: RAZ                  URI
                               RAZ                  ORIT
    REGION CODE    ADDRESS   : 36-02 HILLSIDE TERRACE
        01         CITY      :    FAIR LAWM
                   STATE/ZIP : NJ  07410
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,838.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030787113     MORTGAGORS: REITER III           CHARLES
                               REITER               NORA
    REGION CODE    ADDRESS   : 312 MONTROSE AVENUE
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21228
    MORTGAGE AMOUNT :   228,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,658.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030787139     MORTGAGORS: ANDERSON             DAVID
                               ANDERSON             LAURA
    REGION CODE    ADDRESS   : 102 CENTRAL TERRACE
        01         CITY      :    CINCINNATTI
                   STATE/ZIP : OH  45205
    MORTGAGE AMOUNT :   285,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,003.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,067.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,318,000.00
                               P & I AMT:      9,683.63
                               UPB AMT:   1,317,477.48

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030787196     MORTGAGORS: WILLEN               WILLIAM
                               WILLEN               BARBARA
    REGION CODE    ADDRESS   : LOT 9 131 CHASE HOLLOW LANE
        01         CITY      :    GLASTONBURY
                   STATE/ZIP : CT  06033
    MORTGAGE AMOUNT :   226,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,490.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,623.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0030787220     MORTGAGORS: ARMSTRONG            THOMAS
                               ARMSTRONG            JO
    REGION CODE    ADDRESS   : 4560 GREENSBORO HWY
        01         CITY      :    WATKINSVILLE
                   STATE/ZIP : GA  30677
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,801.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 73.84615
    ----------------------------------------------------------------
0   0030787238     MORTGAGORS: MCCARTHY             KERRY
                               MCCARTHY             SUSAN
    REGION CODE    ADDRESS   : 40 EDGEWOOD DR
        01         CITY      :    CHATHAM TWSP.
                   STATE/ZIP : NJ  07928
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.68400
    ----------------------------------------------------------------
0   0030787311     MORTGAGORS: DEMIRBEY             BULENT
                               DEMIRBEY             KATHLEEN
    REGION CODE    ADDRESS   : 2001 MANZANITA LANE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,798.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.51200
    ----------------------------------------------------------------
0   0030787337     MORTGAGORS: MC COY               JAMES

    REGION CODE    ADDRESS   : 5424 FAIRMONT BLVD
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   214,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    214,296.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,537.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 92.90000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,294,250.00
                               P & I AMT:      9,345.71
                               UPB AMT:   1,293,386.75

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030787410     MORTGAGORS: KRUMHOLZ             DONALD

    REGION CODE    ADDRESS   : 3 ELORA LANE
        01         CITY      :    SPARTA
                   STATE/ZIP : NJ  07871
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 77.01800
    ----------------------------------------------------------------
0   0030787444     MORTGAGORS: LOCKARD              PATRICK
                               RAFFERTY             NOREEN
    REGION CODE    ADDRESS   : 442 CHESTNUT STREET
        01         CITY      :    KEARNEY
                   STATE/ZIP : NJ  07032
    MORTGAGE AMOUNT :   134,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,713.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       978.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 87.08800
    ----------------------------------------------------------------
0   0030787659     MORTGAGORS: KAELIN               MICHAEL
                               KAELIN               MAUREEN
    REGION CODE    ADDRESS   : 176 CANOE BROOK PARKWAY
        01         CITY      :    SUMMIT
                   STATE/ZIP : NJ  07901
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,842.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 64.38300
    ----------------------------------------------------------------
0   0030787675     MORTGAGORS: ECK                  DAVID
                               HAMEL                JACQUELINE
    REGION CODE    ADDRESS   : 12 CHERRY CIRCLE
        01         CITY      :    GLEN MILLS
                   STATE/ZIP : PA  19342
    MORTGAGE AMOUNT :   272,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,302.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.89900
    ----------------------------------------------------------------
0   0030787683     MORTGAGORS: DRIEZE               JOHN
                               DRIEZE               STEPHANIE
    REGION CODE    ADDRESS   : 51 PLEASANT ST
        01         CITY      :    WENHAM
                   STATE/ZIP : MA  01984
    MORTGAGE AMOUNT :   222,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,604.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,653.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,113,150.00
                               P & I AMT:      8,104.86
                               UPB AMT:   1,112,463.09

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030787691     MORTGAGORS: WOLF                 STEVEN
                               WOLF                 JILL
    REGION CODE    ADDRESS   : 680 CHERRYDALE DRIVE
        01         CITY      :    LAFAYETTE HILL
                   STATE/ZIP : PA  19444
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,818.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.82000
    ----------------------------------------------------------------
0   0030787717     MORTGAGORS: KUMAR                RANJIT
                               KUMAR                LYNNE
    REGION CODE    ADDRESS   : 6412 TARA PLACE
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21039
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,433.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030787733     MORTGAGORS: MUTZKE               HANS
                               MUTZKE               MICHELE
    REGION CODE    ADDRESS   : 24 AVIGNON
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,830.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 48.65300
    ----------------------------------------------------------------
0   0030787741     MORTGAGORS: ROSIN                RICHARD
                               ROSIN                SUSAN
    REGION CODE    ADDRESS   : 42 BURNING BUSH DRIVE
        01         CITY      :    BOXFORD
                   STATE/ZIP : MA  01921
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,816.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 83.08600
    ----------------------------------------------------------------
0   0030787758     MORTGAGORS: EMERSON              SANDRA
                               HACKNEY              MARY
    REGION CODE    ADDRESS   : 491 EL GRANAD BLVD
        01         CITY      :    EL GRANADA
                   STATE/ZIP : CA  94018
    MORTGAGE AMOUNT :   376,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,227.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,664.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.82500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,451,100.00
                               P & I AMT:     10,658.77
                               UPB AMT:   1,450,126.58

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030787816     MORTGAGORS: NEWHARD              GREGG
                               NEWHARD              CHERYL
    REGION CODE    ADDRESS   : 671 SOUTH ANDOVER DRIVE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,038.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030787824     MORTGAGORS: FANG                 PAUL
                               FANG                 AMY
    REGION CODE    ADDRESS   : 23 TROUTVILLE
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,766.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,553.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030787931     MORTGAGORS: BARRY                JAMES
                               BARRY                MELANIE
    REGION CODE    ADDRESS   : 2214 EAGLE'S NEST DRIVE
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CO  80026
    MORTGAGE AMOUNT :   303,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,346.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.25500
    ----------------------------------------------------------------
0   0030787949     MORTGAGORS: VERNON               TERRY
                               VERNON               ANN
    REGION CODE    ADDRESS   : 9744 WADDINGTON CIRCLE
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,615.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.10500
    ----------------------------------------------------------------
0   0030787956     MORTGAGORS: CHANG                JEFFREY
                               CHANG                CAROL
    REGION CODE    ADDRESS   : 7207 FAIRWAY ROAD
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,682.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,223.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 59.60200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,641,750.00
                               P & I AMT:     12,015.67
                               UPB AMT:   1,640,448.89

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030787980     MORTGAGORS: WILLIAMS             BROOKS

    REGION CODE    ADDRESS   : 548-B BEACH ROAD
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34242
    MORTGAGE AMOUNT :   214,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    214,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,575.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 58.02700
    ----------------------------------------------------------------
0   0030787998     MORTGAGORS: MORRISEY             PAUL
                               MORRISEY             DINA
    REGION CODE    ADDRESS   : 16 WOODHAVEN ROAD, UNIT 10
        01         CITY      :    BARRINGTON
                   STATE/ZIP : RI  02806
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,260.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.79200
    ----------------------------------------------------------------
0   0030788061     MORTGAGORS: RUIZ                 IVAN
                               RUIZ                 PROSPERO
    REGION CODE    ADDRESS   : 30 LYONS PLACE
        01         CITY      :    BERNARDS
                   STATE/ZIP : NJ  07920
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,584.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030788145     MORTGAGORS: MANSAUR              KHALIFA
                               NOOR                 SUSAN
    REGION CODE    ADDRESS   : 6514 VIA BARON ROAD
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,655.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.08000
    ----------------------------------------------------------------
0   0030788186     MORTGAGORS: CLANCY               EDWARD
                               CLANCY               MADELINE
    REGION CODE    ADDRESS   : 210 LAUREL CREEK
        01         CITY      :    SHERMAN
                   STATE/ZIP : TX  75092
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,506,700.00
                               P & I AMT:     10,922.38
                               UPB AMT:   1,506,355.58

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030788194     MORTGAGORS: TATARINOWICZ         RICHARD
                               TATARINOWICZ         CAROL
    REGION CODE    ADDRESS   : 102 EXETER ROAD
        01         CITY      :    HAMPTON FALLS
                   STATE/ZIP : NH  03844
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,821.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.87100
    ----------------------------------------------------------------
0   0030788269     MORTGAGORS: HOBSON               MARK
                               HOBSON               KRISTIE
    REGION CODE    ADDRESS   : 53 PARK VIEW LANE
        01         CITY      :    HAWTHRONE WOODS
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,715.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,111.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030788301     MORTGAGORS: MORAN                PHILLIP

    REGION CODE    ADDRESS   : 7709 CEDAR RIDGE COURT
        01         CITY      :    PROSPECT
                   STATE/ZIP : KY  40059
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,712.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,140.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030788335     MORTGAGORS: GROSS                CHRISTOPHER
                               GROSS                PAOLA
    REGION CODE    ADDRESS   : 7631 N. 20TH ST.
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85020
    MORTGAGE AMOUNT :   351,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,770.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,576.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030788566     MORTGAGORS: EVANS                DONALD

    REGION CODE    ADDRESS   : 316 26TH STREET
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,960.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.03800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,841,200.00
                               P & I AMT:     13,601.52
                               UPB AMT:   1,839,020.53

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030788624     MORTGAGORS: CHRISTERSON          MARK
                               CHRISTERSON          MARCY
    REGION CODE    ADDRESS   : 1016 GREENWOOD
        01         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 40.00000
    ----------------------------------------------------------------
0   0030788673     MORTGAGORS: LEVIGNA              CHRISTOHER
                               LEVIGNA              SUSAN
    REGION CODE    ADDRESS   : 3759 CARRISA LANE
        01         CITY      :    OLNEY
                   STATE/ZIP : MD  20832
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,889.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0030788749     MORTGAGORS: ROSS                 WILLIAM
                               ROSS                 MARIELLEN
    REGION CODE    ADDRESS   : 2021 SKYLINE VISTA DRIVE
        01         CITY      :    LA HABRA HEIGHTS
                   STATE/ZIP : CA  90631
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,788.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,405.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030788814     MORTGAGORS: STAFFORD             EDWARD

    REGION CODE    ADDRESS   : 143 SOUTH LA PEER DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,819.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,899.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.91500
    ----------------------------------------------------------------
0   0030788830     MORTGAGORS: SHEPHERD             JOHN
                               SHEPHERD             MARGARET
    REGION CODE    ADDRESS   : 3741 HADDON HALL
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,381.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,248.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,541,000.00
                               P & I AMT:     11,225.52
                               UPB AMT:   1,539,989.08

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030788897     MORTGAGORS: MARINO               SIMONE
                               MARINO               MARY
    REGION CODE    ADDRESS   : 15 TALL TIMBER RD
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : NJ  07748
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,199.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,955.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 86.66600
    ----------------------------------------------------------------
0   0030789051     MORTGAGORS: FLECK                RONALD
                               FLECK                DOROTHY
    REGION CODE    ADDRESS   : 4005 FREDERICKSBURG CT
        01         CITY      :    EXPORT
                   STATE/ZIP : PA  15632
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,900.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.80600
    ----------------------------------------------------------------
0   0030789069     MORTGAGORS: HUGHES               WAYNE
                               HUGHES               LINDA
    REGION CODE    ADDRESS   : 37176 MOUNTVILLE ROAD
        01         CITY      :    MIDDLEBURG
                   STATE/ZIP : VA  20117
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,364.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,479.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.58900
    ----------------------------------------------------------------
0   0030789077     MORTGAGORS: MORGIDA              PAUL
                               MORGIDA              AIMEE BETH
    REGION CODE    ADDRESS   : 22 LOUIS W. FARLEY DRIVE
        01         CITY      :    FRAMINGHAM
                   STATE/ZIP : MA  01701
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,365.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030789085     MORTGAGORS: RICHARDS             MICHAEL
                               RICHARDS             CARLA
    REGION CODE    ADDRESS   : 184 CANTERBURY ROAD
        01         CITY      :    WILLISTON PARK
                   STATE/ZIP : NY  11596
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,459.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,310,750.00
                               P & I AMT:      9,710.41
                               UPB AMT:   1,307,289.90

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030789226     MORTGAGORS: GALLO                FRANCIS

    REGION CODE    ADDRESS   : 9261 E LOS GATOS
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   549,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,382.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,368.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 69.75800
    ----------------------------------------------------------------
0   0030789259     MORTGAGORS: DAME                 DANA
                               DAME                 JANICE
    REGION CODE    ADDRESS   : 7941 BLUEBERRY HILL COURT
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23229
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,814.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.94300
    ----------------------------------------------------------------
0   0030789267     MORTGAGORS: MATHIS               BRIAN
                               MATHIS               KERRIL
    REGION CODE    ADDRESS   : 3294 PALATINO WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   274,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,987.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0030789333     MORTGAGORS: BURNETT              PAUL
                               BURNETT              TERRA
    REGION CODE    ADDRESS   : 106 WINDSOR PLACE
        01         CITY      :    HILTON HEAD ISLAND,
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,628.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030789358     MORTGAGORS: FLEENER              KENNETH
                               TUPESIS              LINDA
    REGION CODE    ADDRESS   : 216 DARWISH DRIVE
        01         CITY      :    MCDONOUGH
                   STATE/ZIP : GA  30252
    MORTGAGE AMOUNT :   227,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,901.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,602,150.00
                               P & I AMT:     12,091.75
                               UPB AMT:   1,600,826.81

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030789424     MORTGAGORS: LIU                  THOMAS
                               DOYLE                THERESA
    REGION CODE    ADDRESS   : 1642 KEARSARGE ROAD
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   409,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,038.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030789432     MORTGAGORS: BASUALDO             GUS
                               SELICH               AMY
    REGION CODE    ADDRESS   : 4246 CORTE FAVOR
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,810.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030789473     MORTGAGORS: BARTELL              DAN
                               BARTELL              CARLA
    REGION CODE    ADDRESS   : 62 SOUTH ASH STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80222
    MORTGAGE AMOUNT :   412,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,216.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,990.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030789572     MORTGAGORS: BAXENDALE            DAVID
                               BAXENDALE            LORI
    REGION CODE    ADDRESS   : 6355 LAKE TRAIL DRIVE
        01         CITY      :    WESTERVILLE
                   STATE/ZIP : OH  43082
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,828.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.46100
    ----------------------------------------------------------------
0   0030789721     MORTGAGORS: CURRY                STEVEN

    REGION CODE    ADDRESS   : 644 LONGFELLOW AVENUE
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,765.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,764.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,712,700.00
                               P & I AMT:     12,584.96
                               UPB AMT:   1,711,821.20

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030790273     MORTGAGORS: WAYMIRE              BRIAN
                               WAYMIRE              KIMBERLY
    REGION CODE    ADDRESS   : 14419 PICKET OAKS ROAD
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  20121
    MORTGAGE AMOUNT :   220,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,340.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,560.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030790547     MORTGAGORS: ROBERTS              THOMAS

    REGION CODE    ADDRESS   : 16244 ALABASTER COURT
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   229,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,653.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99700
    ----------------------------------------------------------------
0   0030790554     MORTGAGORS: GONZALEZ             RICARDO
                               GONZALEZ             MARSHA
    REGION CODE    ADDRESS   : 591 SERRANO LANE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   270,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,544.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,129.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 92.80200
    ----------------------------------------------------------------
0   0030790604     MORTGAGORS: PHILLIPS             PAMELA

    REGION CODE    ADDRESS   : 1056 DINSMORE ROAD
        01         CITY      :    WINNETKA
                   STATE/ZIP : IL  60093
    MORTGAGE AMOUNT :   398,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,732.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,920.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 37.19600
    ----------------------------------------------------------------
0   0030790695     MORTGAGORS: BARNARD              DUNCAN
                               BARNARD              GILLIAN
    REGION CODE    ADDRESS   : 10 MILL RIVER ROAD
        01         CITY      :    NORFOLK
                   STATE/ZIP : MA  02056
    MORTGAGE AMOUNT :   269,925.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,925.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,051.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,388,925.00
                               P & I AMT:     10,388.71
                               UPB AMT:   1,388,196.06

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030790737     MORTGAGORS: SCAMUFFO             JOSEPH
                               SCAMUFFO             OLGA
    REGION CODE    ADDRESS   : 58 LEDGEWOOD DR
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,777.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030790851     MORTGAGORS: CALLAHAN             DAVID
                               HANDWORK             SUSAN
    REGION CODE    ADDRESS   : 18 SOUTHVIEW WAY
        01         CITY      :    EAST FALMOUTH
                   STATE/ZIP : MA  02536
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,815.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030790919     MORTGAGORS: JASEPH               JAMES

    REGION CODE    ADDRESS   : 2049 HAVERFORD DRIVE
        01         CITY      :    CROWNSVILLE
                   STATE/ZIP : MD  21032
    MORTGAGE AMOUNT :   372,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,837.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,665.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.98900
    ----------------------------------------------------------------
0   0030790935     MORTGAGORS: DANCHIK              PAUL
                               DANCHIK              TONI
    REGION CODE    ADDRESS   : 31911 E NINE DRIVE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,286.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,251.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030791099     MORTGAGORS: NEVO                 CHAIM
                               NEVO                 CHANA
    REGION CODE    ADDRESS   : 764 BRENTWOOD DRIVE
        01         CITY      :    LAKE ARROWHEAD
                   STATE/ZIP : CA  92352
    MORTGAGE AMOUNT :   153,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    153,794.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,115.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,433,000.00
                               P & I AMT:     10,372.98
                               UPB AMT:   1,432,195.15

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030791248     MORTGAGORS: FREEMAN              BRIAN
                               FREEMAN              KAREN
    REGION CODE    ADDRESS   : 25 CANTERBURY WAY
        01         CITY      :    TOWNSHIP OF HOWELL
                   STATE/ZIP : NJ  07731
    MORTGAGE AMOUNT :   239,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,761.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0030791305     MORTGAGORS: BISHOP               WILLIAM
                               BISHOP               MARY JANE
    REGION CODE    ADDRESS   : 50 RIDGE STREET
        01         CITY      :    EASTCHESTER
                   STATE/ZIP : NY  10709
    MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,596.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 76.78571
    ----------------------------------------------------------------
0   0030791370     MORTGAGORS: ROSS                 JEFFREY
                               ROSS                 LISA
    REGION CODE    ADDRESS   : 6 SUSAN LANE
        01         CITY      :    NEWTON
                   STATE/ZIP : CT  06470
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,887.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 64.28500
    ----------------------------------------------------------------
0   0030791388     MORTGAGORS: EMMONS               MICHAEL
                               EMMONS               LISA
    REGION CODE    ADDRESS   : 1098 HAWTHORNE PARKWAY
        01         CITY      :    WALL TOWNSHIP
                   STATE/ZIP : NJ  07719
    MORTGAGE AMOUNT :   239,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,235.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030791412     MORTGAGORS: HUGHES               JUDITH
                               HUGHES               WAYNE
    REGION CODE    ADDRESS   : 2909 LANGHOLM PLACE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,247,500.00
                               P & I AMT:      8,918.79
                               UPB AMT:   1,246,996.63

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030791420     MORTGAGORS: JOHNSON              BRAD
                               JOHNSON              MARIE
    REGION CODE    ADDRESS   : 22 SEABURY DRIVE
        01         CITY      :    WESTERLY
                   STATE/ZIP : RI  02891
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,817.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.37500
    ----------------------------------------------------------------
0   0030791453     MORTGAGORS: MEYERS               JEFFERY
                               MEYERS               KRISTIN
    REGION CODE    ADDRESS   : 5010 PYLER MILL CT
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   230,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,687.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,653.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030791503     MORTGAGORS: MARSHALL             JOHN
                               MARSHALL             KAORI
    REGION CODE    ADDRESS   : 4407 OSSIAN HALL ROAD
        01         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,320.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,565.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030791537     MORTGAGORS: PADRES               GUSTAVO
                               PADRES               GAIL
    REGION CODE    ADDRESS   : 7711 STONE WHEAT COURT
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   284,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,059.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,085.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------
0   0030791560     MORTGAGORS: RENNA                SEVERINO
                               RENNA                MICHELE
    REGION CODE    ADDRESS   : 7 VILLAGE COURT
        01         CITY      :    RANDOLPH
                   STATE/ZIP : NJ  07869
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,194.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.48700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,340,600.00
                               P & I AMT:      9,647.95
                               UPB AMT:   1,339,884.93

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030791693     MORTGAGORS: FERRARI              HARRY
                               FERRARI              TIFFANY
    REGION CODE    ADDRESS   : 7686 NORCANYON WAY
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92191
    MORTGAGE AMOUNT :   234,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,511.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030791792     MORTGAGORS: BROSSETTE            VICTOR
                               BROSSETTE            PHYLLIS
    REGION CODE    ADDRESS   : 25 SEVEN OAKS ROAD
        01         CITY      :    MARRERO
                   STATE/ZIP : LA  70072
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.07700
    ----------------------------------------------------------------
0   0030792030     MORTGAGORS: GRAVES               ALAN
                               GRAVES               JOAN
    REGION CODE    ADDRESS   : 7864 LANTANA  CREEK  ROAD
        01         CITY      :    LARGO
                   STATE/ZIP : FL  33777
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,602.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,733.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.73400
    ----------------------------------------------------------------
0   0030792071     MORTGAGORS: MC KIBBIN            BRENDON
                               MC KIBBIN            SUSAN
    REGION CODE    ADDRESS   : 32 HAMILTON HILL ROAD
        01         CITY      :    LINCROFT, MIDDLETOWN TWP.
                   STATE/ZIP : NJ  07738
    MORTGAGE AMOUNT :   287,649.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,649.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,211.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 92.79000
    ----------------------------------------------------------------
0   0030792089     MORTGAGORS: ZIMMERMAN            FELICE

    REGION CODE    ADDRESS   : 21394 N SWEETWATER LANE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33428
    MORTGAGE AMOUNT :   239,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,801.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,578,149.00
                               P & I AMT:     12,037.62
                               UPB AMT:   1,577,613.33

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030792238     MORTGAGORS: KRESS                GREGORY
                               KRESS                SUZANNE
    REGION CODE    ADDRESS   : 56 BOSTON ROAD
        01         CITY      :    NEWBURY
                   STATE/ZIP : MA  01951
    MORTGAGE AMOUNT :   203,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    203,263.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,492.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 92.45454
    ----------------------------------------------------------------
0   0030792246     MORTGAGORS: HOVER                WADE
                               HOVER                ELIZABETH
    REGION CODE    ADDRESS   : 5301 PEACH HILL ROAD
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,804.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,674.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 34.00000
    ----------------------------------------------------------------
0   0030792436     MORTGAGORS: STARKE               HAROLD
                               STARKE               DEBRA
    REGION CODE    ADDRESS   : 656 ANDOVER RD
        01         CITY      :    NEWTOWN SQUARE
                   STATE/ZIP : PA  19073
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,822.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.76500
    ----------------------------------------------------------------
0   0030792485     MORTGAGORS: SONI                 SANDEEP

    REGION CODE    ADDRESS   : 805 SPRINGSIDE COURT
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30314
    MORTGAGE AMOUNT :   362,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,628.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.35800
    ----------------------------------------------------------------
0   0030792568     MORTGAGORS: ANT                  TODD
                               ANT                  TRACEY
    REGION CODE    ADDRESS   : 74 MAGNA DRIVE
        01         CITY      :    LONG HILL TOWNSHIP
                   STATE/ZIP : NJ  07933
    MORTGAGE AMOUNT :   307,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,529.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,485,100.00
                               P & I AMT:     11,042.66
                               UPB AMT:   1,483,919.36

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030792642     MORTGAGORS: KERRIGAN             ROBERT
                               KERRIGAN             JULIA
    REGION CODE    ADDRESS   : 8294 EAST BUTEO DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   272,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,467.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,000.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99300
    ----------------------------------------------------------------
0   0030792923     MORTGAGORS: QUIGLEY              KERRY
                               THOMPSON             REED
    REGION CODE    ADDRESS   : 23 SARGENT ROAD
        01         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   194,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    194,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,423.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.93200
    ----------------------------------------------------------------
0   0030792949     MORTGAGORS: JAN                  REZIE
                               JAN                  SAIRA
    REGION CODE    ADDRESS   : 6 ROBIN COURT
        01         CITY      :    RARITAN
                   STATE/ZIP : NJ  08869
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,718.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 86.18100
    ----------------------------------------------------------------
0   0030792956     MORTGAGORS: CAPPIELLO            MICHAEL
                               CAPPIELLO            VICKI
    REGION CODE    ADDRESS   : 861 BROOK STREET
        01         CITY      :    DIGHTON
                   STATE/ZIP : MA  02715
    MORTGAGE AMOUNT :   205,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    205,661.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,510.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.15300
    ----------------------------------------------------------------
0   0030792972     MORTGAGORS: ALLEGRETTO           RICHARD
                               ALLEGRETTO           AURELIE
    REGION CODE    ADDRESS   : FOREST GREEN CONDO UNIT 907
        01         CITY      :    SHERWOOD FOREST LN.SAUGUS
                   STATE/ZIP : MA  01906
    MORTGAGE AMOUNT :   140,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    140,151.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,004.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.79200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,049,700.00
                               P & I AMT:      7,657.38
                               UPB AMT:   1,049,279.98

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030792998     MORTGAGORS: BOND                 KATHLEEN
                               BOND                 MICHAEL
    REGION CODE    ADDRESS   : 27 OAKVALE ROAD
        01         CITY      :    FRAMINGHAM
                   STATE/ZIP : MA  01701
    MORTGAGE AMOUNT :   135,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,909.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       990.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.92800
    ----------------------------------------------------------------
0   0030793087     MORTGAGORS: CAMISI               DOMENICK
                               CAMISI               LAUREEN
    REGION CODE    ADDRESS   : 2709 BRADBURY COURT
        01         CITY      :    DAVIDSONVILLE
                   STATE/ZIP : MD  21035
    MORTGAGE AMOUNT :   324,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,570.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,326.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0030793095     MORTGAGORS: NILSON               PER
                               NILSON               LINDA
    REGION CODE    ADDRESS   : 983 WHIMBREL COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   268,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,128.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,015.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030793186     MORTGAGORS: REIMANN              PER
                               REIMANN              JANE
    REGION CODE    ADDRESS   : N108 W7046 BERSHIRE STREET
        01         CITY      :    CEDARBURG
                   STATE/ZIP : WI  53012
    MORTGAGE AMOUNT :   234,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,642.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98300
    ----------------------------------------------------------------
0   0030793194     MORTGAGORS: CONWAY               EDWARD
                               CONWAY               JUDITH
    REGION CODE    ADDRESS   : 8 CHERRY CIRCLE
        01         CITY      :    GLEN MILLS
                   STATE/ZIP : PA  19342
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,833.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,573.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 64.79200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,187,900.00
                               P & I AMT:      8,629.26
                               UPB AMT:   1,187,084.55

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030793210     MORTGAGORS: RODRIGUEZ            MARTIN
                               RODRIGUEZ            Y. VICKI
    REGION CODE    ADDRESS   : 1659 PLEASANT HILL DRIVE
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   252,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.97700
    ----------------------------------------------------------------
0   0030793251     MORTGAGORS: CHARNES              DANIEL

    REGION CODE    ADDRESS   : 10406 CRESTOVER DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75229
    MORTGAGE AMOUNT :   259,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,879.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030793335     MORTGAGORS: STECKOL              KAREN

    REGION CODE    ADDRESS   : 6325 COLD STREAM
        01         CITY      :    HIGHLAND HEIGHTS
                   STATE/ZIP : OH  44143
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,803.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.33900
    ----------------------------------------------------------------
0   0030793475     MORTGAGORS: JONES-GADDIS         JOPHE

    REGION CODE    ADDRESS   : 1531 MIRAMAR LANE
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93108
    MORTGAGE AMOUNT :   400,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,767.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,866.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 47.06400
    ----------------------------------------------------------------
0   0030793541     MORTGAGORS: MANLY                WILLIAM
                               MANLY                VALORIE
    REGION CODE    ADDRESS   : 5111 GREAT DIVIDE DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78736
    MORTGAGE AMOUNT :   257,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,135.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.34027
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,469,150.00
                               P & I AMT:     10,715.56
                               UPB AMT:   1,468,507.33

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030793582     MORTGAGORS: MEAD                 ELIZABETH

    REGION CODE    ADDRESS   : 16300 SPRING WATER COURT
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 68.51800
    ----------------------------------------------------------------
0   0030793624     MORTGAGORS: ROBINSON             RICHARD
                               ROBINSON             CAROL
    REGION CODE    ADDRESS   : 5438 E. CHOLLA STREET
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   290,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,699.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,109.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030793632     MORTGAGORS: ANDERSON             SUZANNE
                               ANDERSON             ROBERT
    REGION CODE    ADDRESS   : 120 ALAMO AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,823.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.85000
    ----------------------------------------------------------------
0   0030793715     MORTGAGORS: PEYREK               THEODORE
                               PEYREK               VIRGINIA
    REGION CODE    ADDRESS   : 26 LINVALE ROAD
        01         CITY      :    EAST AMWELL TOWNSHIP
                   STATE/ZIP : NJ  08551
    MORTGAGE AMOUNT :   230,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 87.80900
    ----------------------------------------------------------------
0   0030793731     MORTGAGORS: KELLY                KEVIN
                               KELLY                STEPHANIE
    REGION CODE    ADDRESS   : 8123 PASEO TAXCO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   318,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,975.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,279.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.97900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,389,600.00
                               P & I AMT:      9,986.58
                               UPB AMT:   1,388,998.75

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030794085     MORTGAGORS: TRAN                 KHIEM
                               NGUYEN               TAM
    REGION CODE    ADDRESS   : 123 NORTH SAN TOMAS AQUINO ROAD
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   165,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    164,674.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,225.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030794226     MORTGAGORS: ZANGARI              NICHOLAS
                               MALONE               ANN
    REGION CODE    ADDRESS   : 9905 LINDEL LANE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   250,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,618.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,775.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030794242     MORTGAGORS: WESOLOWSKI           EVA
                               CONDON               EAMONN
    REGION CODE    ADDRESS   : 2516 EAST SILVERWOOD DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   271,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,622.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,018.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030794275     MORTGAGORS: ADAMS                RICHARD
                               ADAMS                LISA
    REGION CODE    ADDRESS   : 381 GRANDVIEW STREET
        01         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38111
    MORTGAGE AMOUNT :   431,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,953.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,126.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030794374     MORTGAGORS: MIERSCH              VAN
                               MIERSCH              GAYLE
    REGION CODE    ADDRESS   : 724 MISTIC DRIVE
        01         CITY      :    MARSTONS MILLS
                   STATE/ZIP : MA  02648
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,238.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,288.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.78500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,416,450.00
                               P & I AMT:     10,433.53
                               UPB AMT:   1,415,106.05

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030794390     MORTGAGORS: ELLIS                CENDON
                               ELLIS                JANE
    REGION CODE    ADDRESS   : 2712 WHISTLING QUAIL RUN
        01         CITY      :    APEX
                   STATE/ZIP : NC  27502
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,845.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.64600
    ----------------------------------------------------------------
0   0030794408     MORTGAGORS: LANGLEY              FLOYD
                               LANGLEY              JUDY
    REGION CODE    ADDRESS   : 2313 S CREEKSIDE CIRCLE
        01         CITY      :    IRVING
                   STATE/ZIP : TX  75063
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,581.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,847.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030794457     MORTGAGORS: BEKENSTEIN           DAVID
                               BEKENSTEIN           MICHELLE
    REGION CODE    ADDRESS   : 12394 BROWN FOX WAY
        01         CITY      :    RESTON
                   STATE/ZIP : VA  22091
    MORTGAGE AMOUNT :   226,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,240.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,621.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030794465     MORTGAGORS: ODER                 J.
                               ODER                 KATHERINE
    REGION CODE    ADDRESS   : 9721 GAVIN STONE AVENUE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89128
    MORTGAGE AMOUNT :   356,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,260.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,615.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98100
    ----------------------------------------------------------------
0   0030794515     MORTGAGORS: MORAN                JAMES
                               MORAN                FILOMENA
    REGION CODE    ADDRESS   : 3 RHODE ISLAND AVENUE
        01         CITY      :    PORT JEFFERSON STATION
                   STATE/ZIP : NY  11652
    MORTGAGE AMOUNT :   186,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    185,875.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,364.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.89700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,245,650.00
                               P & I AMT:      9,081.32
                               UPB AMT:   1,244,802.41

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030794630     MORTGAGORS: SALERNO              ROBERT
                               SALERNO              JULIE
    REGION CODE    ADDRESS   : 17421 JESSICA LANE
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,855.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,584.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 92.70700
    ----------------------------------------------------------------
0   0030794648     MORTGAGORS: ALI                  TAJAMMAL
                               ALI                  WAJIDA
    REGION CODE    ADDRESS   : 2222 MCCHESNEY COURT
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,824.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.35800
    ----------------------------------------------------------------
0   0030794705     MORTGAGORS: UNTERSEHER           RONALD
                               UNTERSEHER           KRISTI
    REGION CODE    ADDRESS   : 7905 LEE STREET
        01         CITY      :    ARVADA
                   STATE/ZIP : CO  80005
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,750.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,944.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030794762     MORTGAGORS: LEVIT                MIKHAIL
                               KLIOUTCHNIKOVA       NATALIA
    REGION CODE    ADDRESS   : 1018 BALDWIN ROAD
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23229
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,083.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030794911     MORTGAGORS: HOGAN                TIMOTHY
                               HOGAN                JACQUELINE
    REGION CODE    ADDRESS   : 179 MOSSMAN ROAD
        01         CITY      :    SUDBURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,538.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.51900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,640,250.00
                               P & I AMT:     12,055.21
                               UPB AMT:   1,639,512.70

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030794945     MORTGAGORS: TRICK                MARK
                               TRICK                CYNTHIA
    REGION CODE    ADDRESS   : 12544 HIGHLANDS PLACE
        01         CITY      :    FISHERS
                   STATE/ZIP : IN  46038
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,780.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,584.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030794952     MORTGAGORS: BURGESS              PAUL
                               BURGESS              MARIE
    REGION CODE    ADDRESS   : 7242 NORTH 23RD PLACE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85202
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,766.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030795009     MORTGAGORS: GARGAN               MICHAEL
                               GARGAN               JUDITH
    REGION CODE    ADDRESS   : 16909 CASHELL ROAD
        01         CITY      :    OLNEY
                   STATE/ZIP : MD  20832
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,339.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,838.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
    CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
    LTV :                 88.46100
    ----------------------------------------------------------------
0   0030795231     MORTGAGORS: HEMPLING             DAVID

    REGION CODE    ADDRESS   : 64 BONVIEW STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94110
    MORTGAGE AMOUNT :   343,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,969.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,518.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030795330     MORTGAGORS: ANDREA               CRAIG

    REGION CODE    ADDRESS   : 1886 BURTON DRIVE
        01         CITY      :    BARTLETT
                   STATE/ZIP : IL  60103
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,860.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,843.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.70400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,609,200.00
                               P & I AMT:     12,249.48
                               UPB AMT:   1,606,716.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030795348     MORTGAGORS: SCHERER              ELAINE
                               CHENEVERT            KATRINA
    REGION CODE    ADDRESS   : 47690 LOVELAND TERRRACE
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   225,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,194.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0030795371     MORTGAGORS: D'ALOIA              PAUL
                               D'ALOIA              ROSEMARY
    REGION CODE    ADDRESS   : W301 N3150 WINDRUSH CIRCLE
        01         CITY      :    PEWAUKEE
                   STATE/ZIP : WI  53072
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,788.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
0   0030795439     MORTGAGORS: GOUTEVENIER          ELIZABETH
                               FIGUEROA             MARIA
    REGION CODE    ADDRESS   : 22 WOODLAND DRIVE
        01         CITY      :    SOUTHAMPTON
                   STATE/ZIP : NY  11968
    MORTGAGE AMOUNT :   228,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,056.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,757.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030795470     MORTGAGORS: HOFFMAN              JOYCE

    REGION CODE    ADDRESS   : 311 EAST 38TH STREET, UNIT 26C
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10016
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 64.10200
    ----------------------------------------------------------------
0   0030795504     MORTGAGORS: MARTIN               WILLIAM
                               MARTIN               TRACEY
    REGION CODE    ADDRESS   : 128 NORTH WOODLAWN
        01         CITY      :    DECATUR
                   STATE/ZIP : IL  62522
    MORTGAGE AMOUNT :    51,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :     51,235.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       385.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,055,250.00
                               P & I AMT:      7,848.62
                               UPB AMT:   1,054,275.36

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030795728     MORTGAGORS: REINAS               MICHEAL
                               REINAS               LINDA
    REGION CODE    ADDRESS   : 2554 KIRSTEN LEE DRIVE
        01         CITY      :    WEST LAKE VILLAGE
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,673.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030795785     MORTGAGORS: EDEN                 JOHN
                               EDEN                 NANCY
    REGION CODE    ADDRESS   : 125 RABBIT RUN  ROAD
        01         CITY      :    MANTUA TOWNSHIP
                   STATE/ZIP : NJ  08080
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,844.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,124.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030795892     MORTGAGORS: KOSTER               KARL
                               DE KOSTER            CINDY
    REGION CODE    ADDRESS   : 68 BRINGTON ROAD
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030796049     MORTGAGORS: SAMPSON              JASON
                               SAMPSON              ANGELA
    REGION CODE    ADDRESS   : 8001 119TH AVENUE SE
        01         CITY      :    NEW CASTLE
                   STATE/ZIP : WA  98056
    MORTGAGE AMOUNT :   268,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,060.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0030796098     MORTGAGORS: MICHELS              DAVID
                               MICHELS              DOLORES
    REGION CODE    ADDRESS   : 7879 FOLLY COVE
        01         CITY      :    ST MICHAELS
                   STATE/ZIP : MD  21663
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,552.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,712.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 58.29000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,878,250.00
                               P & I AMT:     13,725.89
                               UPB AMT:   1,877,131.38

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030796106     MORTGAGORS: SHAPIRO              MICHAEL
                               SHAPIRO              IRINA
    REGION CODE    ADDRESS   : 17831 ARBOR LANE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :   293,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,403.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030796155     MORTGAGORS: GONYER               WILLIAM
                               GONYER               DANILSA
    REGION CODE    ADDRESS   : 19 ROBERTA DRIVE
        01         CITY      :    CORTLANDT MANOR
                   STATE/ZIP : NY  10566
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,802.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,417.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 77.94100
    ----------------------------------------------------------------
0   0030796213     MORTGAGORS: POMEROY              JOHN
                               POMEROY              CAMILLA
    REGION CODE    ADDRESS   : 10253 SPRING LANE
        01         CITY      :    TOLUCA LAKE
                   STATE/ZIP : CA  91602
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 48.38700
    ----------------------------------------------------------------
0   0030796288     MORTGAGORS: FULMER               JOHN
                               FULMER               VALERIE
    REGION CODE    ADDRESS   : 6013 MARQUESA DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78731
    MORTGAGE AMOUNT :   220,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,617.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030796296     MORTGAGORS: SCHULTZ              JEROME
                               SCHULTZ              MARLENE
    REGION CODE    ADDRESS   : UNIT #2, 50 GARDEN STREET
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   321,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,272.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,528,000.00
                               P & I AMT:     11,179.62
                               UPB AMT:   1,527,605.35

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030796346     MORTGAGORS: BELLACK              ALAN
                               BELLACK              BARBARA
    REGION CODE    ADDRESS   : 4 WELLS LANDING COURT
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,771.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.18600
    ----------------------------------------------------------------
0   0030796429     MORTGAGORS: ROSS                 STEPHEN
                               ROSS                 DONIENNE
    REGION CODE    ADDRESS   : 18712 RANCHO CIRCLE LANE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   285,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,303.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,070.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.13100
    ----------------------------------------------------------------
0   0030796452     MORTGAGORS: PRITCHETT            MICHAEL
                               PRITCHETT            ANGELA
    REGION CODE    ADDRESS   : 51 JUDITH DRIVE
        01         CITY      :    DANBURY
                   STATE/ZIP : CT  06811
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,844.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030796478     MORTGAGORS: HANSON               KENNETH

    REGION CODE    ADDRESS   : 917 PIZARRO STREET
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,333.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,110.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030796544     MORTGAGORS: KIRK                 DAVID
                               KIRK                 NOREEN
    REGION CODE    ADDRESS   : 12280 MURPHY ROAD
        01         CITY      :    ELBERT
                   STATE/ZIP : CO  80106
    MORTGAGE AMOUNT :   236,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,337.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,714.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.97900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,368,500.00
                               P & I AMT:     10,092.68
                               UPB AMT:   1,367,590.66

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030796569     MORTGAGORS: PIET                 KIMBERLY

    REGION CODE    ADDRESS   : 439 STANTON LANE
        01         CITY      :    CRETE
                   STATE/ZIP : IL  60417
    MORTGAGE AMOUNT :    75,990.00  OPTION TO CONVERT :
    UNPAID BALANCE :     75,990.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       577.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0030796593     MORTGAGORS: COPPIN               DONALD
                               CUPPIN               NANCY
    REGION CODE    ADDRESS   : 8257 EAST SUNNYSIDE DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85260
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,745.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.51600
    ----------------------------------------------------------------
0   0030796643     MORTGAGORS: NITZ                 GARY
                               NITZ                 JUDITH
    REGION CODE    ADDRESS   : 3351 N 151ST DRIVE
        01         CITY      :    GOODYEAR
                   STATE/ZIP : AZ  85338
    MORTGAGE AMOUNT :   264,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,894.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,053.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.99400
    ----------------------------------------------------------------
0   0030796700     MORTGAGORS: SERZEN-DAYTON        PAMELA

    REGION CODE    ADDRESS   : 2990 MORGAN DRIVE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,827.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 67.56700
    ----------------------------------------------------------------
0   0030796726     MORTGAGORS: JAHN                 ELLEN

    REGION CODE    ADDRESS   : 2011 MARSALA COURT
        01         CITY      :    MONTEREY
                   STATE/ZIP : CA  93940
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,206,040.00
                               P & I AMT:      8,901.55
                               UPB AMT:   1,205,457.96

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030796759     MORTGAGORS: BARBASTE             JORGE
                               SCHMITT              ZITA
    REGION CODE    ADDRESS   : 4401 PRAIRIE WILLOW COURT
        01         CITY      :    CONCORD
                   STATE/ZIP : CA  94521
    MORTGAGE AMOUNT :   224,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,806.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,689.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------
0   0030796809     MORTGAGORS: MULLEN               MICHAEL
                               MULLEN               DEBORAH
    REGION CODE    ADDRESS   : 1751 MEADOW HILL DRIVE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,196.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.14200
    ----------------------------------------------------------------
0   0030796866     MORTGAGORS: BROOKS               SCOTT
                               BROOKS               VICTORIA
    REGION CODE    ADDRESS   : 4 ROSELL COURT
        01         CITY      :    BEEKMAN
                   STATE/ZIP : NY  12540
    MORTGAGE AMOUNT :   255,994.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,994.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 92.25009
    ----------------------------------------------------------------
0   0030796890     MORTGAGORS: CASTRO               THOMAS
                               CASTRO               LORI
    REGION CODE    ADDRESS   : 22670 CANYON RIDGE PLACE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030796924     MORTGAGORS: KAMINSKI             MIKE
                               KAMINSKI             LESLIE
    REGION CODE    ADDRESS   : 6511 WEST SWEETWATER AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : AZ  85304
    MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,648.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 83.77300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,279,544.00
                               P & I AMT:      9,397.47
                               UPB AMT:   1,279,400.56

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030796957     MORTGAGORS: MOORE-WILSON         JANET
                               WILSON               RICHARD
    REGION CODE    ADDRESS   : 13811 NORTH MESQUITE LANE
        01         CITY      :    FOUNTAIN HILLS
                   STATE/ZIP : AZ  85268
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,832.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.11000
    ----------------------------------------------------------------
0   0030796999     MORTGAGORS: MC BEE               MARK
                               MC BEE               DEBORAH
    REGION CODE    ADDRESS   : 25525 HARDY PLACE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   291,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,404.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,139.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99400
    ----------------------------------------------------------------
0   0030797021     MORTGAGORS: WEEKS                LEE
                               WEEKS                JOAN
    REGION CODE    ADDRESS   : 6737 MILL RUN CIRCLE
        01         CITY      :    NAPLSES
                   STATE/ZIP : FL  34109
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030797187     MORTGAGORS: PETERS               JEFFREY
                               PETERS               ELHAM
    REGION CODE    ADDRESS   : 1390 PINE CREST DRIVE
        01         CITY      :    BOULDER CREEK
                   STATE/ZIP : CA  95006
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030797229     MORTGAGORS: LEYTON               DAVID
                               ACKMAN               GREGORY
    REGION CODE    ADDRESS   : 25521 HARDY PLACE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   269,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,764.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.99800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,335,550.00
                               P & I AMT:      9,685.41
                               UPB AMT:   1,335,000.81

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030797237     MORTGAGORS: SPANGLER             STEVEN
                               SPANGLER             DARLENE
    REGION CODE    ADDRESS   : 2400 KETTERING PLACE
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    214,859.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,596.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 62.15800
    ----------------------------------------------------------------
0   0030797286     MORTGAGORS: OLINDE               KURT
                               OLINDE               MELANIE PAGE
    REGION CODE    ADDRESS   : 3370 DEBORAH DRIVE
        01         CITY      :    MONMROE
                   STATE/ZIP : LA  71201
    MORTGAGE AMOUNT :   232,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,643.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.91500
    ----------------------------------------------------------------
0   0030797393     MORTGAGORS: HIGGINS              MARTIN
                               HIGGINS              TAMMY
    REGION CODE    ADDRESS   : 42 BURGESS AVENUE
        01         CITY      :    SPOTSWOOD
                   STATE/ZIP : NJ  08884
    MORTGAGE AMOUNT :   130,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    130,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       976.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.65500
    ----------------------------------------------------------------
0   0030797427     MORTGAGORS: ALEXANDER            ALONZO
                               ALEXANDER            MARION
    REGION CODE    ADDRESS   : 551 PASEO ROSAL
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   234,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,701.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.95700
    ----------------------------------------------------------------
0   0030797500     MORTGAGORS: EVERT                TOM
                               EVERT                LINDA
    REGION CODE    ADDRESS   : 3525 PALMER RIDGE ROAD
        01         CITY      :    PARKER
                   STATE/ZIP : CO  80134
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.46900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,172,400.00
                               P & I AMT:      8,561.33
                               UPB AMT:   1,172,103.15

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          104
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030797658     MORTGAGORS: SCOGGINS             CLIDE
                               SCOGGINS             JOYCE
    REGION CODE    ADDRESS   : 3385 FAIRWAY BEND DRIVE
        01         CITY      :    DACULA
                   STATE/ZIP : GA  30211
    MORTGAGE AMOUNT :   235,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,046.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030797690     MORTGAGORS: NAVRATIL             JIM

    REGION CODE    ADDRESS   : 13843 S.E. 2ND STREET
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98005
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,821.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030797740     MORTGAGORS: POSKA                JEFFREY
                               STEELE               DARLENE
    REGION CODE    ADDRESS   : 5327 BUNDLE FLOWER CT
        01         CITY      :    NAPERVILLE
                   STATE/ZIP : IL  60563
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030797781     MORTGAGORS: DOVERSPIKE           WAYNE
                               DOVERSPIKE           LAURIE
    REGION CODE    ADDRESS   : 1712 WELSHPOOL COURT
        01         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93311
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,778.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,509.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.11100
    ----------------------------------------------------------------
0   0030797849     MORTGAGORS: GOMEZ                JOEL

    REGION CODE    ADDRESS   : 1713 LINNET LANE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,765.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,378.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,393,200.00
                               P & I AMT:     10,232.57
                               UPB AMT:   1,392,411.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          105
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030797856     MORTGAGORS: MUSIKA               TERRY

    REGION CODE    ADDRESS   : 6 SHEEPFOLD LANE
        01         CITY      :    COCKEYSVILLE
                   STATE/ZIP : MD  21030
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030797864     MORTGAGORS: BELL                 JAMES
                               LEE                  NORMANDIE
    REGION CODE    ADDRESS   : 3823 N. TAZEWELL STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   498,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    498,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,613.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030798003     MORTGAGORS: PFROMMER             BRUCE
                               PEASE                KATHERINE
    REGION CODE    ADDRESS   : 6225 WELLINGTON ROAD
        01         CITY      :    GREEN MOUNTAIN FALLS
                   STATE/ZIP : CO  80819
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,509.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030798060     MORTGAGORS: TUTTLE               JULIE
                               REESE                MICHAEL
    REGION CODE    ADDRESS   : 7085 EXETER DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,776.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,736.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030798128     MORTGAGORS: VERNON               TIMOTHY
                               VERNON               JUDY
    REGION CODE    ADDRESS   : 2523 PARK PLACE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   399,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,962.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.46100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,780,650.00
                               P & I AMT:     13,119.43
                               UPB AMT:   1,779,686.12

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          106
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030798201     MORTGAGORS: BLUM                 MICHAEL
                               BLUM                 ANNETTE
    REGION CODE    ADDRESS   : 1437 EAGLE RIDGE RUN
        01         CITY      :    BEL AIR
                   STATE/ZIP : MD  21014
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,784.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.74500
    ----------------------------------------------------------------
0   0030798227     MORTGAGORS: VALENTE              DANIEL
                               VALENTE              JOSEPHINE
    REGION CODE    ADDRESS   : 3092 BILBO DR
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95121
    MORTGAGE AMOUNT :   229,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,753.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,727.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030798243     MORTGAGORS: STOVER               JOHN
                               STOVER               CAROLYN
    REGION CODE    ADDRESS   : 5345 PINE CIRCLE
        01         CITY      :    CUMMING
                   STATE/ZIP : GA  30131
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,824.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030798276     MORTGAGORS: POLANSKY             BRUCE

    REGION CODE    ADDRESS   : 6269 NW 23RD RD
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33434
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.67700
    ----------------------------------------------------------------
0   0030798318     MORTGAGORS: MANZO                ANTHONY
                               MANZO                ROBYN
    REGION CODE    ADDRESS   : 251 ROCK AVE
        01         CITY      :    PARK RIDGE
                   STATE/ZIP : NJ  07656
    MORTGAGE AMOUNT :   251,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,299,800.00
                               P & I AMT:      9,431.03
                               UPB AMT:   1,299,262.30

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          107
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030798326     MORTGAGORS: CAINES               EDWARD
                               CAINES               JOELLEN
    REGION CODE    ADDRESS   : 13481 SW 151 TERR.
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33186
    MORTGAGE AMOUNT :   152,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    151,694.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,115.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 67.75500
    ----------------------------------------------------------------
0   0030798771     MORTGAGORS: MAUSOLF              HENRY
                               MAUSOLF              KELLY
    REGION CODE    ADDRESS   : 12283 97TH AVENUE NO.
        01         CITY      :    SEMINOLE
                   STATE/ZIP : FL  33772
    MORTGAGE AMOUNT :   106,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    105,849.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       759.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030798946     MORTGAGORS: DAVIS                RICHARD
                               DAVIS                LESLIE
    REGION CODE    ADDRESS   : 41405 N ECHO CANYON ROAD
        01         CITY      :    CAVE CREEK
                   STATE/ZIP : AZ  85331
    MORTGAGE AMOUNT :   203,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    202,726.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,489.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030799019     MORTGAGORS: ANDERSON             STEVEN
                               ANDERSON             BARBARA
    REGION CODE    ADDRESS   : 248 BUCKEYE LOOP
        01         CITY      :    MIDLAND
                   STATE/ZIP : GA  31820
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,806.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,015.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 87.09100
    ----------------------------------------------------------------
0   0030799084     MORTGAGORS: STEERE               LISAK
                               STEERE               DEREK
    REGION CODE    ADDRESS   : 4145 SEGUNDA DRIVE
        01         CITY      :    CARMEL
                   STATE/ZIP : CA  93923
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,142.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.20000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     900,000.00
                               P & I AMT:      6,521.44
                               UPB AMT:     899,077.91

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          108
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030799167     MORTGAGORS: AZARNOUSH            BEHROUZ
                               NOORIVAZIR           ZAHRA
    REGION CODE    ADDRESS   : 32 ARDOR DRIVE
        01         CITY      :    ORINDA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   292,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,781.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,304.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 90.13800
    ----------------------------------------------------------------
0   0030799464     MORTGAGORS: DAVIDSON             JOHN
                               PIGNATIELLO-DAVIDSO  DONNA
    REGION CODE    ADDRESS   : 39 BELVIDERE ROAD
        01         CITY      :    HAVERHILL
                   STATE/ZIP : MA  01830
    MORTGAGE AMOUNT :   135,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,911.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,002.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030799910     MORTGAGORS: CREIGHTON            MARK

    REGION CODE    ADDRESS   : 2818 WESLEYANN DRIVE
        01         CITY      :    CHURCHVILLE
                   STATE/ZIP : MD  21028
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,843.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.28570
    ----------------------------------------------------------------
0   0030800197     MORTGAGORS: REISINGER-MARSHALL   MERCEDES

    REGION CODE    ADDRESS   : 3874 E. LITTLE COTTONWOOD LANE
        01         CITY      :    SANDY
                   STATE/ZIP : UT  84092
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,835.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030800213     MORTGAGORS: HERNANDEZ            JESUS
                               HERNANDEZ            ELSA
    REGION CODE    ADDRESS   : 2620 SENTER CREEK COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95111
    MORTGAGE AMOUNT :   121,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    121,422.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       912.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,047,450.00
                               P & I AMT:      7,939.02
                               UPB AMT:   1,046,793.94

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          109
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030800338     MORTGAGORS: MILLER               MICHAEL
                               MILLER               JANET
    REGION CODE    ADDRESS   : 10010 NORTHWEST 59TH COURT
        01         CITY      :    PARKLAND
                   STATE/ZIP : FL  33067
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,839.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030800353     MORTGAGORS: KLINGENSMITH         TOM
                               KLINGENSMITH         LINDA
    REGION CODE    ADDRESS   : 13765 PINE NEEDLE
        01         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,728.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,964.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030800411     MORTGAGORS: SVENINGSON           KENT

    REGION CODE    ADDRESS   : 58 BLUE LAGOON VILLA
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,829.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030800452     MORTGAGORS: CARTER               MICHAEL
                               CARTER               CYNTHIA
    REGION CODE    ADDRESS   : 6274 VALROY DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   236,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,363.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,860.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 77.54000
    ----------------------------------------------------------------
0   0030800486     MORTGAGORS: ESTEP                STEVEN

    REGION CODE    ADDRESS   : 1239 EAST ROCK SPRINGS ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,695.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,390,500.00
                               P & I AMT:     10,419.05
                               UPB AMT:   1,389,761.89

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          110
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030800494     MORTGAGORS: TAYLOR               PHILLIP

    REGION CODE    ADDRESS   : 1461 74TH CIRCLE N.E.
        01         CITY      :    ST. PETERSBURG
                   STATE/ZIP : FL  33702
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,850.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030800502     MORTGAGORS: THRELKELD            MALCOLM
                               THREKELD             KAREN
    REGION CODE    ADDRESS   : 652 HIGHLAND LAKE COVE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35202
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,838.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030800619     MORTGAGORS: GALLAGHER            MICAHAEL
                               GALLAGHER            ANNE
    REGION CODE    ADDRESS   : 3330 MUSCAT COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   277,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,427.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,109.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030800643     MORTGAGORS: COLETTI              CARL
                               COLETTI              CAROL
    REGION CODE    ADDRESS   : 3800 HIGHWAY 40 WEST
        01         CITY      :    COLUMBIA FALLS
                   STATE/ZIP : MT  59912
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,832.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,052.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 68.18100
    ----------------------------------------------------------------
0   0030800833     MORTGAGORS: SMITH                ROBERT
                               MASTROBATTISTA-SMIT  JOAN
    REGION CODE    ADDRESS   : 3614 SPRINGHILL LANE
        01         CITY      :    SUGAR  LAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.04300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,327,600.00
                               P & I AMT:     10,001.16
                               UPB AMT:   1,326,758.14

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          111
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030800882     MORTGAGORS: HOULE                TERRANCE
                               HOULE                JOYCE
    REGION CODE    ADDRESS   : 9820 NORTH 60TH PLACE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,812.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030801039     MORTGAGORS: HUMPHERY             SUZANN

    REGION CODE    ADDRESS   : 3421 CARROLL ROAD
        01         CITY      :    HUNTINGTON
                   STATE/ZIP : MD  20639
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,789.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,134.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.40200
    ----------------------------------------------------------------
0   0030801138     MORTGAGORS: ALLEN                JAMES
                               LINGO                MARGARITA
    REGION CODE    ADDRESS   : 7604 ASHLEAF COVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78759
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,837.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030801179     MORTGAGORS: GARTON               HARRY
                               GARTON               DIANE
    REGION CODE    ADDRESS   : 47175 CHAMBLISS COUDRT
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   239,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,730.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,718.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
0   0030801187     MORTGAGORS: MC CLEARY            MICHAEL
                               MC CLEARY            JACQUELINE
    REGION CODE    ADDRESS   : 34 CHERRY CIRCLE
        01         CITY      :    GLEN MILLS
                   STATE/ZIP : PA  19342
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,791.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.24600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,348,900.00
                               P & I AMT:      9,732.73
                               UPB AMT:   1,347,961.83

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          112
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030801310     MORTGAGORS: CLAUS-MELIO          SHERRIL

    REGION CODE    ADDRESS   : 209 SCOTTLAND STREET
        01         CITY      :    DUNEDIN
                   STATE/ZIP : FL  34698
    MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,304.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,390.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0030801336     MORTGAGORS: PEDERSEN             JULIE
                               PEDERSEN             LAWRENCE
    REGION CODE    ADDRESS   : 82 SHUNPIKE ROAD
        01         CITY      :    MADISON
                   STATE/ZIP : NJ  07940
    MORTGAGE AMOUNT :   231,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030801377     MORTGAGORS: BRACKETT             GREGORY
                               BRACKETT             JACQUELINE
    REGION CODE    ADDRESS   : 17621 SOUTHEAST COUGAR MOUNTAIN DR
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98027
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,825.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,975.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030801443     MORTGAGORS: COMAN                MICHAEL
                               COMAN                DIANNE
    REGION CODE    ADDRESS   : 332 ROSEWOOD AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95117
    MORTGAGE AMOUNT :   218,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,253.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,602.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030801468     MORTGAGORS: MALMSTROM            DEAN
                               MALMSTROM            ANICK
    REGION CODE    ADDRESS   : 4918 DAVIS DRIVE
        01         CITY      :    DOYLESTOWN
                   STATE/ZIP : PA  18901
    MORTGAGE AMOUNT :   244,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,262.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 89.98500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,274,500.00
                               P & I AMT:      9,609.04
                               UPB AMT:   1,273,846.95

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          113
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030801500     MORTGAGORS: SMITH                CRAIG
                               SMITH                STEPHANIE
    REGION CODE    ADDRESS   : 6123 WINCHESTER PLACE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34243
    MORTGAGE AMOUNT :   233,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,501.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98400
    ----------------------------------------------------------------
0   0030801526     MORTGAGORS: WHITE                L.
                               WHITE                GLORIA
    REGION CODE    ADDRESS   : 4508 HEIGHTS DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   284,680.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,468.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,990.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030801567     MORTGAGORS: HAN                  BRIAN
                               HAN                  AILEEN
    REGION CODE    ADDRESS   : 251 JOLENE COURT
        01         CITY      :    PARAMUS
                   STATE/ZIP : NJ  07652
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,422.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030801591     MORTGAGORS: FREISE               WESLEY

    REGION CODE    ADDRESS   : 50 GREENVIEW STREET
        01         CITY      :    MONTGOMERY
                   STATE/ZIP : TX  77356
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
0   0030801625     MORTGAGORS: CORBITT              WILLIAM
                               CORBITT              RITA
    REGION CODE    ADDRESS   : 19 BALD EAGLE WEST
        01         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,763.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,433,330.00
                               P & I AMT:     10,585.43
                               UPB AMT:   1,432,732.99

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          114
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030801807     MORTGAGORS: HUMBLE               GEOFFREY
                               HUMBLE               SUSAN
    REGION CODE    ADDRESS   : 10843 EGRET COURT
        01         CITY      :    CHESTERFIELD
                   STATE/ZIP : VA  23832
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.17500
    ----------------------------------------------------------------
0   0030801948     MORTGAGORS: RICHFIELD            ROSALIND

    REGION CODE    ADDRESS   : 496 LUPINE WAY
        01         CITY      :    VENTURA
                   STATE/ZIP : CA  93001
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,834.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,676.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------
0   0030802029     MORTGAGORS: MAREK                GREGORY
                               MAREK                MONICA
    REGION CODE    ADDRESS   : 3060 NORTH RIDGECSREST #182
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85207
    MORTGAGE AMOUNT :   242,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,037.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,777.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0030802037     MORTGAGORS: BECKER               JEFFREY
                               DOZIER-BECKER        DEBBIE
    REGION CODE    ADDRESS   : 9146 EAST VIA DEL SOL
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,747.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,055.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/26
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030802052     MORTGAGORS: ROTH, DR.            TRACEY
                               ROTH                 CAROLYN
    REGION CODE    ADDRESS   : 11123 SW 37TH MANOR
        01         CITY      :    DAVIE
                   STATE/ZIP : FL  33328
    MORTGAGE AMOUNT :   244,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,248.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,857.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.97000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,350,600.00
                               P & I AMT:     10,128.15
                               UPB AMT:   1,349,867.64

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          115
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030802078     MORTGAGORS: EDWARDS              TAWANDA

    REGION CODE    ADDRESS   : 12808 GLASGOW COURT
        01         CITY      :    FORT WASHINGTON
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   244,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,735.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0030802110     MORTGAGORS: PARENTY              PATRICK
                               PARENTY              REBECCA
    REGION CODE    ADDRESS   : 19 SHERWOOD LANE
        01         CITY      :    EATONTOWN
                   STATE/ZIP : NJ  07724
    MORTGAGE AMOUNT :   267,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,042.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030802144     MORTGAGORS: PACE                 ANNE
                               PACE                 DAVID
    REGION CODE    ADDRESS   : 129 MOSSMAN ROAD
        01         CITY      :    SUDBDURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,683.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 62.66600
    ----------------------------------------------------------------
0   0030802169     MORTGAGORS: ABELLERA             RODEL
                               ABELLERA             JOYCE
    REGION CODE    ADDRESS   : 2173 FAIRMONT DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,855.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.69300
    ----------------------------------------------------------------
0   0030802193     MORTGAGORS: LINES                GARY
                               LINES                TAMMY
    REGION CODE    ADDRESS   : 6328 WEST BLOOMFIELD DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : AZ  85304
    MORTGAGE AMOUNT :   234,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,492.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,721.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,213,750.00
                               P & I AMT:      9,043.97
                               UPB AMT:   1,213,126.27

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          116
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030802664     MORTGAGORS: SHUI                 LILY

    REGION CODE    ADDRESS   : 3622 N.E. 145TH STREET
        01         CITY      :    LAKE FOREST PARK
                   STATE/ZIP : WA  98155
    MORTGAGE AMOUNT :   244,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,585.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99800
    ----------------------------------------------------------------
0   0030802755     MORTGAGORS: SMITH                CHRISTOPHER
                               SMITH                PATRICIA
    REGION CODE    ADDRESS   : 31181 CALLE BOLERO
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   320,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,438.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.98300
    ----------------------------------------------------------------
0   0030803050     MORTGAGORS: PICHIGIAN            MARISA
                               PICHIGIAN            PAUL-ARA
    REGION CODE    ADDRESS   : 314 CASTLE DRIVE
        01         CITY      :    ENGELWOOD CLIFFS
                   STATE/ZIP : NJ  07632
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,967.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 64.95000
    ----------------------------------------------------------------
0   0030803381     MORTGAGORS: RICHARDS             MARVIN

    REGION CODE    ADDRESS   : 15 CRESTVIEW DRIVE
        01         CITY      :    LAS FLORES
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   234,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0030803548     MORTGAGORS: WILLIAMS             GLENN
                               WILLIAMS             VALERIE
    REGION CODE    ADDRESS   : 27608 DANTON CT
        01         CITY      :    VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   253,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,167.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,318,950.00
                               P & I AMT:      9,760.72
                               UPB AMT:   1,318,253.09

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          117
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030803563     MORTGAGORS: CARFARO              CLEMENT
                               OELLERS              UTA
    REGION CODE    ADDRESS   : 79 WASHINGTON VALLEY ROAD
        01         CITY      :    WARREN TWP.
                   STATE/ZIP : NJ  07060
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030804157     MORTGAGORS: BLINDE               LORAL
                               BLIINDE              JANE
    REGION CODE    ADDRESS   : 1654 SHERMAN AVENUE
        01         CITY      :    MADISON
                   STATE/ZIP : WI  53704
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,684.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030804207     MORTGAGORS: MARZANO              MICHAEL
                               MARZANO              PATRICIA
    REGION CODE    ADDRESS   : 23153 NORTHEAST COURT
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   243,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,455.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,741.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0030804348     MORTGAGORS: MC CARTER            LEO

    REGION CODE    ADDRESS   : 4069 STANFORD AVE
        01         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,668.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.61806
    ----------------------------------------------------------------
0   0030804421     MORTGAGORS: OTERO                SAMUEL
                               OTERO                JILL
    REGION CODE    ADDRESS   : 3264 BEAUDRY TERRACE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    394,734.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,898.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 58.08800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,782,150.00
                               P & I AMT:     12,970.34
                               UPB AMT:   1,781,190.19

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          118
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030804447     MORTGAGORS: O'NEIL               ROBERT
                               O'NEIL               KAREN
    REGION CODE    ADDRESS   : 5471 WINSMITH DRIVE
        01         CITY      :    MECHANICSVILLE
                   STATE/ZIP : VA  23111
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,321.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030804512     MORTGAGORS: SANCHEZ              CONSTANTE
                               SANCHEZ              MARGIEROSE
    REGION CODE    ADDRESS   : 3219 HERITAGE POINT COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,826.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.00300
    ----------------------------------------------------------------
0   0030804579     MORTGAGORS: FELDMAN              BERT
                               FELDMAN              ETTA
    REGION CODE    ADDRESS   : 5 STONE PATH COURT
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030804629     MORTGAGORS: ROSS                 KEVIN
                               ROSS                 WANDA
    REGION CODE    ADDRESS   : 2121 CEDAR TREE LANE
        01         CITY      :    WALDORF
                   STATE/ZIP : MD  20601
    MORTGAGE AMOUNT :   246,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.65300
    ----------------------------------------------------------------
0   0030804660     MORTGAGORS: COALE                WILLIAM
                               COALE                KATHLEEN
    REGION CODE    ADDRESS   : 102 PINE STREET
        01         CITY      :    MANCHESTER
                   STATE/ZIP : MA  01944
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,212.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,356,600.00
                               P & I AMT:     10,063.78
                               UPB AMT:   1,356,247.80

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          119
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030804926     MORTGAGORS: DOYLE                THOMAS

    REGION CODE    ADDRESS   : 3679 CAMINO MARGLESA
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   245,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,331.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99348
    ----------------------------------------------------------------
0   0030804934     MORTGAGORS: WACHINO              LISA
                               WACHINO              RONALD
    REGION CODE    ADDRESS   : 303 LAKEVIEW DRIVE
        01         CITY      :    ALLENDALE
                   STATE/ZIP : NJ  07401
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.88800
    ----------------------------------------------------------------
0   0030805089     MORTGAGORS: O'HARA               JAMES
                               BURKE                KEVIN
    REGION CODE    ADDRESS   : 310 AKA 105 DAYTON AVENUE
        01         CITY      :    MANORVILLE
                   STATE/ZIP : NY  11949
    MORTGAGE AMOUNT :    91,920.00  OPTION TO CONVERT :
    UNPAID BALANCE :     91,920.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       682.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030805097     MORTGAGORS: PIRO                 LEONA
                               PIRO                 CHRISTOPHER
    REGION CODE    ADDRESS   : 5 PARKVIEW MANOR CIRCLE
        01         CITY      :    HONEOYE(T/O MENDEN)
                   STATE/ZIP : NY  14472
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,214.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030805170     MORTGAGORS: MASON                MICHAEL
                               MASON                BLYTHE
    REGION CODE    ADDRESS   : 1825 KRAPAN DRIVE
        01         CITY      :    ROSEVILLE
                   STATE/ZIP : CA  95747
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,808.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,188,420.00
                               P & I AMT:      8,734.60
                               UPB AMT:   1,188,059.04

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          120
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030805295     MORTGAGORS: HOFFINGER            BERNARD
                               HOFFINGER            DIANE
    REGION CODE    ADDRESS   : 3337 CRAZY HORSE DRIVE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,849.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.01300
    ----------------------------------------------------------------
0   0030805501     MORTGAGORS: CONNOLE              PETER
                               READ CONNOLE         ELIZABETH
    REGION CODE    ADDRESS   : 3405 GLENMOOR DR
        01         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   276,986.46  OPTION TO CONVERT :
    UNPAID BALANCE :    274,702.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,162.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/25
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 58.31200
    ----------------------------------------------------------------
0   0030805535     MORTGAGORS: SERTICH              KIM
                               LILJEGREN            KENNETH
    REGION CODE    ADDRESS   : 7138 NORTH 20TH STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85020
    MORTGAGE AMOUNT :   230,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 76.93300
    ----------------------------------------------------------------
0   0030805568     MORTGAGORS: TEMITIM              TADESSE
                               TEMITIM              ABEBAYHU
    REGION CODE    ADDRESS   : 1502 PARIS DRIVE
        01         CITY      :    GARLAND
                   STATE/ZIP : TX  75043
    MORTGAGE AMOUNT :    71,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,151.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       516.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030805758     MORTGAGORS: BRADLEY              PAUL
                               BRADLEY              KIMBERLY
    REGION CODE    ADDRESS   : 18 SKY TERRACE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   373,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,897.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,739.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,177,436.46
                               P & I AMT:      8,783.54
                               UPB AMT:   1,174,400.27

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          121
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030805766     MORTGAGORS: ROACH                MONTGOMERY
                               ROACH                MICHELLE
    REGION CODE    ADDRESS   : 6032 HOLYWELL DRIVE
        01         CITY      :    DUBLIN
                   STATE/ZIP : OH  43017
    MORTGAGE AMOUNT :   184,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    184,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,356.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.63800
    ----------------------------------------------------------------
0   0030805816     MORTGAGORS: LA FORET             RICHARD
                               LA FORET             LINDA
    REGION CODE    ADDRESS   : 4003 LOCH LOMAND WAY
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,223.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,007.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030805832     MORTGAGORS: ANDERSON             GARY

    REGION CODE    ADDRESS   : 11268 MAIN SAIL LOOP
        01         CITY      :    WILLIS
                   STATE/ZIP : TX  77378
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,852.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030805899     MORTGAGORS: FRENCH               VANESS
                               FRENCH               CHERYL
    REGION CODE    ADDRESS   : 3334 TREE SWALLOW PLACE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94555
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,812.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.66600
    ----------------------------------------------------------------
0   0030805907     MORTGAGORS: TALMADGE             MARY

    REGION CODE    ADDRESS   : 640 HOLBROOK COURT #102
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   227,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,908.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,725.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,182,250.00
                               P & I AMT:      8,758.29
                               UPB AMT:   1,181,596.49

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          122
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030805949     MORTGAGORS: COX                  GEORGE
                               COX                  DARLA
    REGION CODE    ADDRESS   : 13 VUELTA MARIA
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87501
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,852.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 35.20000
    ----------------------------------------------------------------
0   0030805972     MORTGAGORS: HEFFRON              GEORGE
                               HEFFRON              DIANA
    REGION CODE    ADDRESS   : 2096 EAST GREEN OAKS LANE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80121
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,697.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,428.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 69.07200
    ----------------------------------------------------------------
0   0030805980     MORTGAGORS: REID                 DAVID
                               REID                 SHIRLEY
    REGION CODE    ADDRESS   : 307 WHEELER DRIVE
        01         CITY      :    PLAINFIELD
                   STATE/ZIP : WI  54966
    MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,857.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,675.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.91900
    ----------------------------------------------------------------
0   0030805998     MORTGAGORS: HUANG                THOMAS

    REGION CODE    ADDRESS   : 5939 KELVIN AVENUE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   305,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,895.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,238.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030806012     MORTGAGORS: JOSEPHS              NOVELETTE
                               JOSPEHS              MICHELLE
    REGION CODE    ADDRESS   : 15305  JOHNSTONE LANE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   247,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,979.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,792.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,330,250.00
                               P & I AMT:      9,749.32
                               UPB AMT:   1,329,283.35

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          123
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030806145     MORTGAGORS: GARN                 VAUGHN

    REGION CODE    ADDRESS   : 2511 ANDERSON PLACE
        01         CITY      :    CANTON
                   STATE/ZIP : OH  44710
    MORTGAGE AMOUNT :    34,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :     34,627.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       260.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.93100
    ----------------------------------------------------------------
0   0030806244     MORTGAGORS: ADES                 PHILLIP
                               ADES                 HELEN
    REGION CODE    ADDRESS   : 6 CANTERBURY LANE
        01         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02192
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 34.70000
    ----------------------------------------------------------------
0   0030806285     MORTGAGORS: WEAVER               J
                               WEAVER               JUDITH
    REGION CODE    ADDRESS   : 3769 ASHFORD TRAIL
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,731.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030806327     MORTGAGORS: BECKMAN              RICHARD
                               BEE                  LESLIE
    REGION CODE    ADDRESS   : 211 DUNCAN  WAY
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   222,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,150.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.99700
    ----------------------------------------------------------------
0   0030806343     MORTGAGORS: QUINN                D.
                               QUINN                KRISTEN
    REGION CODE    ADDRESS   : 2389 AMESBURY ROAD
        01         CITY      :    AKRON
                   STATE/ZIP : OH  44313
    MORTGAGE AMOUNT :   163,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    163,287.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,184.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     906,350.00
                               P & I AMT:      6,598.96
                               UPB AMT:     906,066.29

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          124
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030806392     MORTGAGORS: GOETZL               CHARLES
                               FINE                 ERIC
    REGION CODE    ADDRESS   : 5040 PARKRIDGE DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94619
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030806426     MORTGAGORS: NELSON               JOHN
                               STASO                JOYCE
    REGION CODE    ADDRESS   : 1032 SANDERS DRIVE
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,803.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030806442     MORTGAGORS: WATKINS              ROGER
                               WATKINS              JOANNE
    REGION CODE    ADDRESS   : 169 HARDING DRIVE
        01         CITY      :    SOUTH ORANGE
                   STATE/ZIP : NJ  07079
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030806459     MORTGAGORS: REYNAFARJE           MARIELA
                               JONES                REBECCA
    REGION CODE    ADDRESS   : 3450 CORTE SONRISA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,323.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,008.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0030806467     MORTGAGORS: LAPORTA              ANTHONY
                               LAPORTA              MARY
    REGION CODE    ADDRESS   : 740 TRUMPETERS COURT
        01         CITY      :    MONUMENT
                   STATE/ZIP : CO  80132
    MORTGAGE AMOUNT :   274,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,655.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/26
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.73600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,297,800.00
                               P & I AMT:      9,490.14
                               UPB AMT:   1,296,781.63

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          125
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030806509     MORTGAGORS: MANGOLD              MARTIN
                               MANGOLD              JANE
    REGION CODE    ADDRESS   : 6117 ROSELAND DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20852
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,766.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030806574     MORTGAGORS: MOORE                RICKY
                               MOORE                TRACY
    REGION CODE    ADDRESS   : 1805 PINETREE PASS LANE
        01         CITY      :    LILBURN
                   STATE/ZIP : GA  30247
    MORTGAGE AMOUNT :   233,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,447.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,734.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99700

----------------------------------------------------------------------------
0   0030806616     MORTGAGORS: RINALDI              GINO
                               RINALDI              GWENDOLYN
    REGION CODE    ADDRESS   : 638 CAYUGA AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94112
    MORTGAGE AMOUNT :   263,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,821.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,000.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030806624     MORTGAGORS: DEMARCO              DENISE

    REGION CODE    ADDRESS   : 1207 BERWYCK COURT
        01         CITY      :    GLOUCESTER TOWNSHIP
                   STATE/ZIP : NJ  08081
    MORTGAGE AMOUNT :    33,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     32,976.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       236.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.96400
    ----------------------------------------------------------------
0   0030806640     MORTGAGORS: DASILVA              PLACIDE
                               DASILVA              MILLY
    REGION CODE    ADDRESS   : 4028 LEMONBERRY PLACE
        01         CITY      :    THOUSAND OAKS AREA
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,856.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,094,750.00
                               P & I AMT:      8,126.61
                               UPB AMT:   1,093,868.18

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          126
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030806731     MORTGAGORS: KAYE                 RICHARD
                               KAYE                 ATHENA
    REGION CODE    ADDRESS   : 6366 HEMLOCK RIDGE COURT
        01         CITY      :    MANASSAS
                   STATE/ZIP : VA  22111
    MORTGAGE AMOUNT :   307,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.81300
    ----------------------------------------------------------------
0   0030806780     MORTGAGORS: MORENO               MICHAEL
                               MORENO               COLLEEN
    REGION CODE    ADDRESS   : 1205 SUNRISE BEACH ROAD
        01         CITY      :    CROWNSVILLE
                   STATE/ZIP : MD  21032
    MORTGAGE AMOUNT :   284,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,241.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0030806806     MORTGAGORS: BARR                 REBECCA
                               BUNNELL              JEFFREY
    REGION CODE    ADDRESS   : 1352 CEDAR ST
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,756.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.95600
    ----------------------------------------------------------------
0   0030806848     MORTGAGORS: DAHL                 ELLEN

    REGION CODE    ADDRESS   : 117 ROCKLAND CIRCLE
        01         CITY      :    WILMINGTON
                   STATE/ZIP : DE  19803
    MORTGAGE AMOUNT :   326,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,454.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030806855     MORTGAGORS: BEEGHLEY             MICHAEL
                               BEEGHLEY             DIEDRA
    REGION CODE    ADDRESS   : 3215 W SHADOWLAWN
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30305
    MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,963.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,738.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,499,300.00
                               P & I AMT:     11,151.75
                               UPB AMT:   1,498,919.41

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          127
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030806863     MORTGAGORS: BASLEY               GEORGE
                               CHANG                HSIAO-LUNG
    REGION CODE    ADDRESS   : 597 OXFORD STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94134
    MORTGAGE AMOUNT :   299,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,174.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0030806913     MORTGAGORS: KNOX                 ROBERT
                               KNOX                 BILLYE
    REGION CODE    ADDRESS   : 1001 MATIA COURT NE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87123
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,785.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030806921     MORTGAGORS: WILKINS              KEN
                               WILKINS              BECKY
    REGION CODE    ADDRESS   : 5304 E 79TH STREET
        01         CITY      :    TULSA
                   STATE/ZIP : OK  74135
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,803.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 69.76700
    ----------------------------------------------------------------
0   0030806970     MORTGAGORS: ARMSTRONG            GARY
                               ARMSTRONG            CATHERINE
    REGION CODE    ADDRESS   : 1532 HIGHLAND AVENUE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 58.25200
    ----------------------------------------------------------------
0   0030807036     MORTGAGORS: WINCHELL             RANDALL

    REGION CODE    ADDRESS   : 32671 AZORES ROAD
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  96269
    MORTGAGE AMOUNT :   311,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,046.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,311.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,531,200.00
                               P & I AMT:     11,315.22
                               UPB AMT:   1,530,585.43

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          128
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030807051     MORTGAGORS: ZAROOKIAN            DOUGLAS
                               BROMLEY              HELMI
    REGION CODE    ADDRESS   : 142 MYREN STREET
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06453
    MORTGAGE AMOUNT :   404,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030807093     MORTGAGORS: CLYBOURN             WILLIAM

    REGION CODE    ADDRESS   : 2725 HIGHLANDS BLUFF DRIVE
        01         CITY      :    RED BLUFF
                   STATE/ZIP : CA  96080
    MORTGAGE AMOUNT :   164,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    163,887.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,189.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.13000
    ----------------------------------------------------------------
0   0030807135     MORTGAGORS: HARIANTO             LUKITO
                               HARIANTO             WIDYA
    REGION CODE    ADDRESS   : 5556 IRONDALE AVENUE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   230,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,203.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0030807143     MORTGAGORS: CHEHREHSA            KAVEH
                               CHEHREHSA            MARYAN
    REGION CODE    ADDRESS   : 6632 GRAYSTONE LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   581,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    580,629.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,364.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030807200     MORTGAGORS: KABEL                ROBERT

    REGION CODE    ADDRESS   : 3930 HIGHWOOD COURT, NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20007
    MORTGAGE AMOUNT :   366,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,760.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,717.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,746,150.00
                               P & I AMT:     12,902.11
                               UPB AMT:   1,745,280.34

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          129
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030807226     MORTGAGORS: MONAHAN              DANIEL
                               WOODCOCK             HEATHER
    REGION CODE    ADDRESS   : 227-229 LEXINGTON AVENUE
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,745.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030807267     MORTGAGORS: HERMAN               HARRY
                               HERMAN               SHARON
    REGION CODE    ADDRESS   : 7853 MARQUETTE DRIVE NORTH
        01         CITY      :    TINDLEY PARK
                   STATE/ZIP : IL  60477
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,834.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030807325     MORTGAGORS: COLE                 KENNETH
                               COLE                 LAURA
    REGION CODE    ADDRESS   : 17612 GRIFFITH CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   221,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,323.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 77.21254
    ----------------------------------------------------------------
0   0030807333     MORTGAGORS: PERERA               RAPHAEL
                               PERERA               LELIA
    REGION CODE    ADDRESS   : 12660 LUCAS STREET
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,642.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.31000
    ----------------------------------------------------------------
0   0030807341     MORTGAGORS: BENJAMIN             RICHARD
                               BENJAMIN             KATHLEEN
    REGION CODE    ADDRESS   : 208 CORLIES AVENUE
        01         CITY      :    ALLENHURST
                   STATE/ZIP : NJ  07711
    MORTGAGE AMOUNT :   320,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,550.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 94.99200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,407,200.00
                               P & I AMT:     10,497.24
                               UPB AMT:   1,406,146.75

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          130
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030807523     MORTGAGORS: CORDES               CYNTHIA

    REGION CODE    ADDRESS   : 740 NORTH WOODBINE AVENUE
        01         CITY      :    OAK PARK
                   STATE/ZIP : IL  60302
    MORTGAGE AMOUNT :   153,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    153,398.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,140.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030807721     MORTGAGORS: CAMPEROS             EVA

    REGION CODE    ADDRESS   : 14884 BUNKER HILL ROAD
        01         CITY      :    AMADOR CITY
                   STATE/ZIP : CA  95601
    MORTGAGE AMOUNT :    66,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     65,960.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       507.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030807770     MORTGAGORS: CALLES               ALFRED
                               CALLES               MARY ANN
    REGION CODE    ADDRESS   : 14603 TWISTED ASH COURT
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77015
    MORTGAGE AMOUNT :   100,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    100,817.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       749.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98200
    ----------------------------------------------------------------
0   0030807796     MORTGAGORS: EVANS                BRYAN
                               EVANS                SARAH
    REGION CODE    ADDRESS   : 3504 E 99TH STREET SOUTH
        01         CITY      :    TULSA
                   STATE/ZIP : OK  74137
    MORTGAGE AMOUNT :   244,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.12600
    ----------------------------------------------------------------
0   0030807820     MORTGAGORS: OSTER                STEVE

    REGION CODE    ADDRESS   : 1704 MEADOWS DRIVE
        01         CITY      :    LAKE OSWEGO
                   STATE/ZIP : OR  97034
    MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,346.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,683.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     794,950.00
                               P & I AMT:      5,793.89
                               UPB AMT:     794,421.87

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          131
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030807846     MORTGAGORS: FOLLOWELL            HOWARD
                               FOLLOWELL            REBECCA
    REGION CODE    ADDRESS   : 174 FALCON CREST
        01         CITY      :    MT. WASHINGTON
                   STATE/ZIP : KY  40047
    MORTGAGE AMOUNT :    91,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     91,373.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       663.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.91200
    ----------------------------------------------------------------
0   0030807903     MORTGAGORS: GHASSEMI             CYRUS
                               GHASSEMI             MARIE
    REGION CODE    ADDRESS   : 22946 DARIEN STREET
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,846.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.36200

----------------------------------------------------------------------------
0   0030808075     MORTGAGORS: DELAHUNTY            DEANNA
                               BATTERMAN            PHYLLIS
    REGION CODE    ADDRESS   : 6733 LEONARD STREET
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19149
    MORTGAGE AMOUNT :    63,555.00  OPTION TO CONVERT :
    UNPAID BALANCE :     63,514.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       477.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030808117     MORTGAGORS: SABRIN               AMY
                               WITT                 G
    REGION CODE    ADDRESS   : 50 OCEAN RIDGE
        01         CITY      :    BETHANY BEACH
                   STATE/ZIP : DE  19930
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,755.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,581.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 63.57100
    ----------------------------------------------------------------
0   0030808141     MORTGAGORS: MENNINGER            RICHARD

    REGION CODE    ADDRESS   : 9549 CASTLEFORD POINT
        01         CITY      :    ORLANDO
                   STATE/ZIP : FL  32836
    MORTGAGE AMOUNT :   270,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,032.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,053.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,041,255.00
                               P & I AMT:      7,798.13
                               UPB AMT:   1,040,521.67

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          132
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030808216     MORTGAGORS: BARRY                CYNTHIA

    REGION CODE    ADDRESS   : 6 JACLYN LANE
        01         CITY      :      KINGSTON
                   STATE/ZIP : MA  01234
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,381.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030808240     MORTGAGORS: GILMORE              MICHAEL
                               GILMORE              DANIELLE
    REGION CODE    ADDRESS   : 25950 WEST FRANKLIN LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   244,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,627.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0030808299     MORTGAGORS: HAGER                CECILIA

    REGION CODE    ADDRESS   : 302 KENNEDY
        01         CITY      :    ALAMA HEIGHTS
                   STATE/ZIP : TX  78209
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 46.15300
    ----------------------------------------------------------------
0   0030808307     MORTGAGORS: ANDERSON             DENISE

    REGION CODE    ADDRESS   : 12017 SUMMER MEADOWS
        01         CITY      :    SPRING BRANCH
                   STATE/ZIP : TX  78070
    MORTGAGE AMOUNT :   219,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,627.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030808349     MORTGAGORS: WEINER               DAVID

    REGION CODE    ADDRESS   : 19455 39TH AVENUE
        01         CITY      :    NORTH MIAMI BEACH
                   STATE/ZIP : FL  33160
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,161.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,528,450.00
                               P & I AMT:     11,125.42
                               UPB AMT:   1,528,075.93

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          133
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030808406     MORTGAGORS: SCHNEE               SCOTT
                               BARNETT-SCHNEE       SHARON
    REGION CODE    ADDRESS   : 15001 S 8TH STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,601.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030808547     MORTGAGORS: ZENG                 DONGSHUI
                               LIN                  LIN
    REGION CODE    ADDRESS   : 5655 SOUTHVIEW DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   221,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,693.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,589.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0030808570     MORTGAGORS: STANFORD             THOMAS
                               STANFORD             FEROL
    REGION CODE    ADDRESS   : 8235 OAK KNOLL DRIVE
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   248,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,641.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,869.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030808729     MORTGAGORS: GOULDSBERRY          GARY

    REGION CODE    ADDRESS   : 230 PLATEAU AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,777.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.41300
    ----------------------------------------------------------------
0   0030808752     MORTGAGORS: CLEMENT              CHRISTOPHER
                               CLEMENT              TERI
    REGION CODE    ADDRESS   : 3200 LATIGO COURT
        01         CITY      :    OAKTON
                   STATE/ZIP : VA  22124
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,784.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,308,400.00
                               P & I AMT:      9,491.52
                               UPB AMT:   1,307,498.79

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          134
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030808760     MORTGAGORS: BOZINE               NICHOLAS
                               BOZINE               VERONICA
    REGION CODE    ADDRESS   : 205 DEER RUN COURT
        01         CITY      :    SOUTH HARRISON TWP
                   STATE/ZIP : NJ  08062
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,781.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0030808810     MORTGAGORS: WINDER               CATHERINE
                               BERKEY               CRAIG
    REGION CODE    ADDRESS   : 2427 HOLLY RIDGE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,721.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,936.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.43400
    ----------------------------------------------------------------
0   0030808836     MORTGAGORS: JOHNSON              LOREN
                               JOHNSON              JILL
    REGION CODE    ADDRESS   : 1517 GATEWAY COURT
        01         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   602,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    601,865.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,524.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030808992     MORTGAGORS: GIOVAGNOLI           GARY
                               GIOVAGNOLI           ELIZABETH
    REGION CODE    ADDRESS   : 1543 N HAMETOWN ROAD
        01         CITY      :    AKRON
                   STATE/ZIP : OH  44210
    MORTGAGE AMOUNT :   555,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    554,618.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,024.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 67.27200
    ----------------------------------------------------------------
0   0030809057     MORTGAGORS: O' DEA               ERIC
                               O' DEA               JENNIFER
    REGION CODE    ADDRESS   : 1202 FORESTVILLE DRIVE
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,814.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 69.06000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,112,250.00
                               P & I AMT:     15,356.60
                               UPB AMT:   2,110,801.74

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          135
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030809065     MORTGAGORS: PATERSON             GLENN
                               PATERSON             AMY
    REGION CODE    ADDRESS   : 321 HEARTSTONE MEWS
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22314
    MORTGAGE AMOUNT :   235,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,088.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,705.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.65100
    ----------------------------------------------------------------
0   0030809115     MORTGAGORS: NORRIS               JOHN
                               NORRIS               SARAH
    REGION CODE    ADDRESS   : 7624 EAST TWINLEAF TRAIL
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,884.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030809123     MORTGAGORS: PETERSON             DAVID
                               PETERSON             KERRIE
    REGION CODE    ADDRESS   : 165 SELBORNE WAY
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   359,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,635.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030809131     MORTGAGORS: SIMS                 SCOTT
                               SIMS                 JODIE
    REGION CODE    ADDRESS   : 18336 N.E. 198TH STREET
        01         CITY      :    WOODINVILLE
                   STATE/ZIP : WA  98072
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,818.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.10600
    ----------------------------------------------------------------
0   0030809172     MORTGAGORS: WINSTEL              FRANK
                               WINSTEL              AMY
    REGION CODE    ADDRESS   : 7026 BEECH HOLLOW DRIVE
        01         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45236
    MORTGAGE AMOUNT :   249,518.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,346.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.77477
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,350,218.00
                               P & I AMT:      9,948.97
                               UPB AMT:   1,349,702.70

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          136
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030809222     MORTGAGORS: HANSHAFT             JAN
                               HANSHAFT             ALICE
    REGION CODE    ADDRESS   : 30 COBBLESTONE PLACE
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,820.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030809354     MORTGAGORS: KIMBALL              PAUL
                               KLEIN                ELISA
    REGION CODE    ADDRESS   : 8908 BRIERLY ROAD
        01         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,812.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,208.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.36100
    ----------------------------------------------------------------
0   0030809438     MORTGAGORS: HOLLOWAY             JOHN
                               HOLLOWAY             FRANCES
    REGION CODE    ADDRESS   : 4318 EAST HILLSBOROUGH AVE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 68.64988
    ----------------------------------------------------------------
0   0030809479     MORTGAGORS: MURPHY               PETER
                               MKURPHY              MAGGIE
    REGION CODE    ADDRESS   : 1943 SE 24 AVENUE
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33319
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,826.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030809487     MORTGAGORS: DEPANICIS            VINCENT
                               DEPANICIS            JUDITH
    REGION CODE    ADDRESS   : 2033 HOLLIS ROAD
        01         CITY      :    WORCESTER
                   STATE/ZIP : PA  19490
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.38000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,391,000.00
                               P & I AMT:     10,232.67
                               UPB AMT:   1,390,458.89

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          137
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030809578     MORTGAGORS: GARCIA               AWILDA
                               BENDER               JOHN
    REGION CODE    ADDRESS   : 3855 EXECUTIVE DR
        01         CITY      :    PALM HARBOR
                   STATE/ZIP : FL  34685
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,672.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030809586     MORTGAGORS: WADDELL              RICHARD
                               WADDELL              NANCY
    REGION CODE    ADDRESS   : 2930 WESLEY AVENUE
        01         CITY      :    OCEAN CITY
                   STATE/ZIP : NJ  08226
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,748.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,751.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------
0   0030809628     MORTGAGORS: NG                   STEVEN
                               NG                   PATRICIA
    REGION CODE    ADDRESS   : 12 DALTON ROAD
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   265,960.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,960.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030809743     MORTGAGORS: RICCA                CARLOS

    REGION CODE    ADDRESS   : 1846 W. MAC ARTHUR STREET
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,827.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030809818     MORTGAGORS: PARSONS              LAWRENCE
                               PARSONS              RITA
    REGION CODE    ADDRESS   : 6145 LAWRENCE DR
        01         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46226
    MORTGAGE AMOUNT :   353,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,103.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.48300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,606,660.00
                               P & I AMT:     11,922.97
                               UPB AMT:   1,605,812.14

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          138
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030809917     MORTGAGORS: SCHNEEBERGER         JOHN
                               SCHNEEBERGER         ANN
    REGION CODE    ADDRESS   : 7810 PREAKNESS LANE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   310,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,280.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,224.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030809966     MORTGAGORS: TANG                 DUNCAN
                               DUAN                 XIAOBIN
    REGION CODE    ADDRESS   : 1422 WEST INDIGO DRIVE
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85248
    MORTGAGE AMOUNT :   246,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,880.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,784.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.98100
    ----------------------------------------------------------------
0   0030809982     MORTGAGORS: KENT                 JOHN
                               KENT                 TRISA
    REGION CODE    ADDRESS   : 2145 SHADY CREEK PLACE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   254,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030810170     MORTGAGORS: LONG                 JOHN
                               LONG                 CYNTHIA
    REGION CODE    ADDRESS   : 25948 ST. MICHAELS ROAD
        01         CITY      :    NEWCOMB
                   STATE/ZIP : MD  21653
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,586.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,020.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 74.72200
    ----------------------------------------------------------------
0   0030810337     MORTGAGORS: AGNITCH              MICHAEL
                               AGNITCH              PATRICIA
    REGION CODE    ADDRESS   : 22963 DEKALB DRIVE
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,796.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,376,150.00
                               P & I AMT:     10,043.79
                               UPB AMT:   1,375,144.42

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          139
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030810451     MORTGAGORS: PERFETTO             ANTHONY
                               PERFETTO             NORMA
    REGION CODE    ADDRESS   : 2805 BELLE HOLLOW COURT
        01         CITY      :    GLENWOOD
                   STATE/ZIP : MD  21738
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,745.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.56000
    ----------------------------------------------------------------
0   0030810519     MORTGAGORS: BHATTI               FAIZ
                               BHATTI               BUSHRA
    REGION CODE    ADDRESS   : 1 PERRINE CIRCLE
        01         CITY      :    PERRINEVILLE
                   STATE/ZIP : NJ  08535
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,777.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,829.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030810667     MORTGAGORS: WILSON               PHILIP
                               WILSON               LYNN
    REGION CODE    ADDRESS   : 5129 TIMBER CHASE WAY
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34238
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,042.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030810824     MORTGAGORS: KORDSMEIER           NORBERT
                               KORDSMEIER           MARY
    REGION CODE    ADDRESS   : 726 CAMPBELL AVE
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94024
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,589.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 37.41900
    ----------------------------------------------------------------
0   0030810840     MORTGAGORS: KRAFT                ROBERT
                               KRAFT                LISA
    REGION CODE    ADDRESS   : 32451 ADRIATIC DR
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,405.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,008.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,671,200.00
                               P & I AMT:     12,198.47
                               UPB AMT:   1,669,559.05

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          140
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030810931     MORTGAGORS: LEWIS                DAVID
                               FIELD                KERRY
    REGION CODE    ADDRESS   : 125 N. HENRY AVENUE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95050
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,620.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030810972     MORTGAGORS: MC GHEE              JAMES
                               MC GHEE              DWANA
    REGION CODE    ADDRESS   : 8024 KIRKCALDY
        01         CITY      :    PALOS HEIGHTS
                   STATE/ZIP : IL  60463
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 42.51900
    ----------------------------------------------------------------
0   0030810998     MORTGAGORS: HAWTHORNE            ANTHONY
                               HAWTHORNE            PATRICIA
    REGION CODE    ADDRESS   : 39211 PACIFIC REACH
        01         CITY      :    THE SEA RANCH
                   STATE/ZIP : CA  95497
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,710.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.29200
    ----------------------------------------------------------------
0   0030811012     MORTGAGORS: GOLDMAN              RICHARD
                               GOLDMAN              BARBARA
    REGION CODE    ADDRESS   : 10261 ORANGE AVENUE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    451,405.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,497.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 71.74600
    ----------------------------------------------------------------
0   0030811087     MORTGAGORS: GILMORE              STEVEN
                               GILMORE              ROBERT
    REGION CODE    ADDRESS   : 9350 HIGHLAND WOODS BLVD #4308
        01         CITY      :    BONITA SPRINGS
                   STATE/ZIP : FL  34135
    MORTGAGE AMOUNT :   106,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    106,232.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       798.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.98400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,320,300.00
                               P & I AMT:      9,975.34
                               UPB AMT:   1,318,968.92

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          141
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030811202     MORTGAGORS: BENNETT              JEFFREY
                               EISLEY-BENNETT       NAN
    REGION CODE    ADDRESS   : 504 KINGS CROWN DRIVE
        01         CITY      :    BRECKENRIDGE
                   STATE/ZIP : CO  80424
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,802.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030811343     MORTGAGORS: TOOHEY               EDWARD
                               TOOHEY               PEPPER
    REGION CODE    ADDRESS   : 3316 WENTWOOD DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.87300
    ----------------------------------------------------------------
0   0030811400     MORTGAGORS: MCLEAN               OLIVER

    REGION CODE    ADDRESS   : 10810 BUSHIRE DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75229
    MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,434.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030811426     MORTGAGORS: LITTLE               KEVIN
                               FERGUSON-LITTLE      SHARON
    REGION CODE    ADDRESS   : 2406 CLEAR CREEK COURT
        01         CITY      :    CEDAR HILL
                   STATE/ZIP : TX  75104
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,816.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,163.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030811509     MORTGAGORS: DOWNS                STEPHEN
                               DOWNS                CASSIE
    REGION CODE    ADDRESS   : 1606 CALLE HERMOSA
        01         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93309
    MORTGAGE AMOUNT :   270,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,572.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,010.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,414,350.00
                               P & I AMT:     10,623.61
                               UPB AMT:   1,413,625.93

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          142
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030811541     MORTGAGORS: CHAVEZ               EDMENDO
                               CHAVEZ               JANETTE
    REGION CODE    ADDRESS   : 1139 VIA LATINA DRIVE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,811.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 77.75000
    ----------------------------------------------------------------
0   0030811558     MORTGAGORS: BERK                 ANNE

    REGION CODE    ADDRESS   : 112 BAHAMA ROAD
        01         CITY      :    KEY LARGO
                   STATE/ZIP : FL  33037
    MORTGAGE AMOUNT :   221,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,115.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,701.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030811582     MORTGAGORS: MCINTYRE             LEO
                               MCINTYRE             BARBARA
    REGION CODE    ADDRESS   : 1127 MANDALAY BEACH ROAD
        01         CITY      :    OXNARD
                   STATE/ZIP : CA  93035
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,803.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 56.07476
    ----------------------------------------------------------------
0   0030811665     MORTGAGORS: GOLKE                DAVID
                               GOLKE                JILL
    REGION CODE    ADDRESS   : 119 SOUTH DARLING DRIVE NW
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : MN  56308
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,002.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,000.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.64700
    ----------------------------------------------------------------
0   0030811889     MORTGAGORS: EICHHORST            BRADLEY
                               NIGON                SHERRY
    REGION CODE    ADDRESS   : 3539 SABAKA TRAIL
        01         CITY      :    VERONA
                   STATE/ZIP : WI  53593
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,239.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,369,850.00
                               P & I AMT:     10,284.30
                               UPB AMT:   1,368,973.65

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          143
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030811954     MORTGAGORS: BRADLEY              RANDY
                               BRADLEY              MELISSA
    REGION CODE    ADDRESS   : 601 BEAUREGARD DRIVE
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   266,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,661.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0030812077     MORTGAGORS: HIGGINBOTHAM         WILLIAM
                               HIGGINBOTHAM         IRENE
    REGION CODE    ADDRESS   : 213 SANTA CRUZ AVENUE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   288,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,611.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030812135     MORTGAGORS: SPIELMAN             R.
                               SPIELMAN             ROBERTA
    REGION CODE    ADDRESS   : 1241 EL MONTE DRIVE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   175,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    175,630.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,283.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.95000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.95000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030812226     MORTGAGORS: TAKEHARA             VICTOR
                               TAKEHARA             DAWNE
    REGION CODE    ADDRESS   : 9472 MONTE CRESTA WAY
        01         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95624
    MORTGAGE AMOUNT :   229,275.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,121.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,682.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030812242     MORTGAGORS: MACCANELLI           FRANK
                               MACCANELLI           FRANCES
    REGION CODE    ADDRESS   : 19258 PEBBLE BEACH PLACE
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,838.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 93.84400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,207,675.00
                               P & I AMT:      8,855.86
                               UPB AMT:   1,206,863.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          144
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030812333     MORTGAGORS: WILSON               STEVEN
                               WILSON               TRINA-JO
    REGION CODE    ADDRESS   : 30442 ABINGTON COURT
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   256,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,227.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,881.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98000
    ----------------------------------------------------------------
0   0030812382     MORTGAGORS: RAMSBACHER           THOMAS
                               RAMSBACHER           AUDREY
    REGION CODE    ADDRESS   : 107 HEDGELAWN DRIVE
        01         CITY      :    HENDERSONVILLE
                   STATE/ZIP : TN  37075
    MORTGAGE AMOUNT :   237,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,236.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,721.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0030812457     MORTGAGORS: STRAINIC             RICHARD

    REGION CODE    ADDRESS   : 4916 COLUMBINE STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80206
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,567.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,222.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030812499     MORTGAGORS: KING                 STEVEN
                               KING                 MICKIE
    REGION CODE    ADDRESS   : 9 SCENIC TERRACE
        01         CITY      :    ROUND ROCK
                   STATE/ZIP : TX  78664
    MORTGAGE AMOUNT :   252,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,634.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030812549     MORTGAGORS: NICKEL               KEVIN
                               NICKEL               LORI
    REGION CODE    ADDRESS   : 6003 FERNGLEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   223,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,639.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.93600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,394,100.00
                               P & I AMT:     10,342.41
                               UPB AMT:   1,393,167.11

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          145
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030812572     MORTGAGORS: NAAS                 LISA
                               EDWARDS              SAM
    REGION CODE    ADDRESS   : 505 THOUSAND OAKS WAY
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30342
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,916.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030812622     MORTGAGORS: KLEIN                DAVID
                               KLEIN                ANN
    REGION CODE    ADDRESS   : 926 FRANKLIN STREET
        01         CITY      :    DOWNERS GROVE
                   STATE/ZIP : IL  60515
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,356.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030812770     MORTGAGORS: MERRITT              JAMES
                               MERRITT              KRISTINE
    REGION CODE    ADDRESS   : 6134 NE ALAMEDA STREET
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97213
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,850.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030812903     MORTGAGORS: WILLETT              WILLIAM
                               WILLETT              CANDACE
    REGION CODE    ADDRESS   : 8122 CANYON CREEK CIRCLE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030812945     MORTGAGORS: BEUG                 PETER
                               BEUG                 DEBORAH
    REGION CODE    ADDRESS   : 285 PONTIAC LOOP
        01         CITY      :    MONUMENT
                   STATE/ZIP : CO  80132
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 93.87300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,247,750.00
                               P & I AMT:      9,258.94
                               UPB AMT:   1,247,456.97

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          146
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030812978     MORTGAGORS: SIEGEL               DAVID
                               SIEGEL               SUSAN
    REGION CODE    ADDRESS   : 9803 GLYNSHIRE WAY
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   428,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    428,554.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,109.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99800
    ----------------------------------------------------------------
0   0030813018     MORTGAGORS: ATKINS               RICHARD
                               ATKINS               VICKI
    REGION CODE    ADDRESS   : 3576 LOST CREEK BOULEVARD
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78735
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,765.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.65100
    ----------------------------------------------------------------
0   0030813059     MORTGAGORS: MENNE                CHRISTOPHER

    REGION CODE    ADDRESS   : 8383 THUNDERHEAD DR.
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80302
    MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,966.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030813182     MORTGAGORS: OLBERDING            MARK
                               JOHNSON-OLBERDING    SHERRY
    REGION CODE    ADDRESS   : #4 INWOOD AUTUMN
        01         CITY      :    SAN ANTONIO
                   STATE/ZIP : TX  78248
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,855.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,584.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030813281     MORTGAGORS: MCKAY                ROBERT
                               MCKAY                STACEY
    REGION CODE    ADDRESS   : 10018 RESMAR PLACE
        01         CITY      :    LA MESA
                   STATE/ZIP : CA  91941
    MORTGAGE AMOUNT :   232,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,278.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,686.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.98000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,486,200.00
                               P & I AMT:     10,915.79
                               UPB AMT:   1,485,203.87

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          147
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030813331     MORTGAGORS: MILLER               DONALD
                               MILLER               TERRY
    REGION CODE    ADDRESS   : 1824 MADERA CANYON
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89128
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,834.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030813356     MORTGAGORS: CHU                  MING
                               CHU                  MIKKO
    REGION CODE    ADDRESS   : 3846 WEST 230TH STREET
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,699.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 53.68421
    ----------------------------------------------------------------
0   0030813471     MORTGAGORS: O'SULLIVAN           JAMES
                               O'SULLIVAN           KAREN
    REGION CODE    ADDRESS   : 970 BLACKSTILT COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   347,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,878.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,607.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.79300
    ----------------------------------------------------------------
0   0030813497     MORTGAGORS: HENSLEY              TIMOTHY
                               HENSLEY              SUSAN
    REGION CODE    ADDRESS   : 3081 EAST FOSTER MAINEVILLE ROAD
        01         CITY      :    MORROW
                   STATE/ZIP : OH  45152
    MORTGAGE AMOUNT :   581,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    581,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,419.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 63.20600
    ----------------------------------------------------------------
0   0030813562     MORTGAGORS: JEPPSON              MICHAEL

    REGION CODE    ADDRESS   : 221 FOWLING STREET
        01         CITY      :    PLAYA DEL REY
                   STATE/ZIP : CA  90293
    MORTGAGE AMOUNT :   620,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    620,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,441.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,043,600.00
                               P & I AMT:     15,080.51
                               UPB AMT:   2,042,912.63

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          148
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030813695     MORTGAGORS: NAKAHARA             STANLEY
                               NAKAHARA             DIANE
    REGION CODE    ADDRESS   : 1220 NEILSON STREET
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94706
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,859.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 83.33300
    ----------------------------------------------------------------
0   0030813745     MORTGAGORS: KILPATRICK           MICHAEL
                               WHITE                JILL
    REGION CODE    ADDRESS   : 2211 BEECH STREET
        01         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93301
    MORTGAGE AMOUNT :   267,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,579.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,011.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030813968     MORTGAGORS: BOUMA                COREY
                               ORNEE                KIMBERLY
    REGION CODE    ADDRESS   : 16201 ALPINE PL
        01         CITY      :    LA MIRADA
                   STATE/ZIP : CA  90638
    MORTGAGE AMOUNT :   253,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,229.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,859.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98400
    ----------------------------------------------------------------
0   0030813984     MORTGAGORS: MULLEN               LARRY
                               MULLEN               DENISE
    REGION CODE    ADDRESS   : 5861 SUNMIST DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92686
    MORTGAGE AMOUNT :   271,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,822.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,012.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.55000
    ----------------------------------------------------------------
0   0030813992     MORTGAGORS: WHITE                JUDITH
                               SAVVIDES             PANAYIOTIS
    REGION CODE    ADDRESS   : LOT #7 ARROWHEAD FARM ROAD
        01         CITY      :    BOXFORD
                   STATE/ZIP : MA  01921
    MORTGAGE AMOUNT :   456,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    456,550.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,591.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,498,700.00
                               P & I AMT:     11,463.86
                               UPB AMT:   1,498,041.80

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          149
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030814081     MORTGAGORS: HAWKS                GEORGE
                               HAWKS                LINDA
    REGION CODE    ADDRESS   : 606 REGENCY CROSSING
        01         CITY      :    SOUTH LAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.09800
    ----------------------------------------------------------------
0   0030814222     MORTGAGORS: VILLEGAS             RODOLFO
                               VILLEGAS             MARIA
    REGION CODE    ADDRESS   : 7491 SW 62 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33143
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,649.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.75500
    ----------------------------------------------------------------
0   0030814297     MORTGAGORS: BRISTOL              ARTHUR
                               BRISTOL              CAROLYN
    REGION CODE    ADDRESS   : 94 WATERSIDE LANE
        01         CITY      :    W. HARTFORD
                   STATE/ZIP : CT  06107
    MORTGAGE AMOUNT :   270,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.05300
    ----------------------------------------------------------------
0   0030814305     MORTGAGORS: PROBETT              CHRISTOPHER
                               CHRISTINE            MILLS
    REGION CODE    ADDRESS   : 1100 ADELLA AVE # 29
        01         CITY      :    CORONADO
                   STATE/ZIP : CA  92118
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,098.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,031.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030814404     MORTGAGORS: CARTER               DOUGLAS
                               CARTER               AMY
    REGION CODE    ADDRESS   : 4424 TILLMAN BLUFF
        01         CITY      :    VALDOSTA
                   STATE/ZIP : GA  31606
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 53.91600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,297,200.00
                               P & I AMT:      9,559.55
                               UPB AMT:   1,296,448.45

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          150
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030814578     MORTGAGORS: ROEDER               JEFFREY
                               ROEDER               VALARIE
    REGION CODE    ADDRESS   : 1209 HUNTINGTON STREET
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   250,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,635.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030814693     MORTGAGORS: BZOSKIE              THOMAS
                               BOZSKIE              LISANNE
    REGION CODE    ADDRESS   : 2459 CHAUCER PLACE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   352,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,650.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030814792     MORTGAGORS: GARTRELL             RICHARD
                               GARTELL              LORRIE
    REGION CODE    ADDRESS   : 13831 TYPEE WAY
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92602
    MORTGAGE AMOUNT :   262,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,032.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030814883     MORTGAGORS: FAULK                JODY
                               FAULK                CYNTHIA
    REGION CODE    ADDRESS   : 5353 CYPRESS RESERVE PLACE
        01         CITY      :    WINTER PARK
                   STATE/ZIP : FL  32792
    MORTGAGE AMOUNT :   246,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,904.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030815112     MORTGAGORS: BEEBEE               RONALD
                               BEEBEE               MICHELLE
    REGION CODE    ADDRESS   : 846 PINE FLAT ROAD
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,808.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 68.18100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,396,850.00
                               P & I AMT:     10,487.47
                               UPB AMT:   1,396,182.24

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          151
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030815138     MORTGAGORS: WOOTEN               RANDY
                               WOOTEN               LEA
    REGION CODE    ADDRESS   : 6471 SILVERHEELL CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,853.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,727.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.40900
    ----------------------------------------------------------------
0   0030815187     MORTGAGORS: BUCHBINDER           PAOLA
                               BUCHBINDER           MARCO
    REGION CODE    ADDRESS   : 28 CLIFF ROAD
        01         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02181
    MORTGAGE AMOUNT :   380,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,759.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 53.98500
    ----------------------------------------------------------------
0   0030815278     MORTGAGORS: REGUERO              EDWARD
                               REGUERO              MELODIE
    REGION CODE    ADDRESS   : 58 ASHCREST
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   265,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,039.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.12100
    ----------------------------------------------------------------
0   0030815344     MORTGAGORS: RUSHING              JAMES
                               RUSHING              NANCY
    REGION CODE    ADDRESS   : 312 WEST K STREET
        01         CITY      :    BENICIA
                   STATE/ZIP : CA  94510
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,806.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030815401     MORTGAGORS: MIGLIORE             JOHN
                               MIGLIORE             SUSAN
    REGION CODE    ADDRESS   : 6519 CASHEL COURT
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,825.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.18500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,384,900.00
                               P & I AMT:     10,133.58
                               UPB AMT:   1,384,385.54

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          152
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030815450     MORTGAGORS: COHEN                LISA

    REGION CODE    ADDRESS   : 2466 RAM CROSSING WAY
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89014
    MORTGAGE AMOUNT :   353,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,780.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,683.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.98800
    ----------------------------------------------------------------
0   0030815633     MORTGAGORS: BUIKA                PAUL
                               BUIKA                MARGARET
    REGION CODE    ADDRESS   : 6268 VISTA STREET
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,035.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,984.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030815724     MORTGAGORS: ERHARD               PHILLIP
                               ERHARD               TAMMIE
    REGION CODE    ADDRESS   : 545 PARADISE COURT
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CA  94533
    MORTGAGE AMOUNT :   230,849.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,697.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,714.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99900
    ----------------------------------------------------------------
0   0030815757     MORTGAGORS: VERGARA              JOAQUIN
                               VERGARA              NAFISA
    REGION CODE    ADDRESS   : 43540 OCASO CORTE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   245,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,430.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,780.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030815880     MORTGAGORS: PEDERSON             BERNHARDT
                               PEDERSON             KATHERINE
    REGION CODE    ADDRESS   : 2077 MAHRE DRIVE
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84060
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,840.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 42.73500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,349,849.00
                               P & I AMT:     10,040.15
                               UPB AMT:   1,348,786.07

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          153
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030816110     MORTGAGORS: LONG                 LARRY
                               LONG                 TRACEY
    REGION CODE    ADDRESS   : 5486 UKIAH CIRCLE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89119
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,836.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030816136     MORTGAGORS: GOLDMAN              OLEG
                               GOLDMAN              NATALIA
    REGION CODE    ADDRESS   : 1491 GLACIER DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,833.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030816144     MORTGAGORS: DALBOZZO             DEAN

    REGION CODE    ADDRESS   : 2 FALLON PLACE, #37
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94133
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,823.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.26000
    ----------------------------------------------------------------
0   0030816151     MORTGAGORS: SIRL                 PETER
                               KROEGER              CINDY
    REGION CODE    ADDRESS   : 26025 SE 192ND STREET
        01         CITY      :    MAPLE VALLEY
                   STATE/ZIP : WA  98038
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,840.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.81100
    ----------------------------------------------------------------
0   0030816169     MORTGAGORS: PHARRIS              WALTER
                               PHARRIS              VIRGINIA
    REGION CODE    ADDRESS   : 4918 WESTERHAM
        01         CITY      :    FULSHEAR
                   STATE/ZIP : TX  77441
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,740.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,940.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,421,000.00
                               P & I AMT:     10,575.45
                               UPB AMT:   1,420,074.98

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          154
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030816250     MORTGAGORS: SMITH                M

    REGION CODE    ADDRESS   : 152 14TH STREET
        01         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70124
    MORTGAGE AMOUNT :   219,680.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,532.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,611.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.50100
    ----------------------------------------------------------------
0   0030816326     MORTGAGORS: KEEFE                TIMOTHY
                               KEEFE                NORA
    REGION CODE    ADDRESS   : 4 RALEIGH ROAD
        01         CITY      :    DOVER
                   STATE/ZIP : MA  02030
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    469,684.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,448.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.99000
    ----------------------------------------------------------------
0   0030816656     MORTGAGORS: BERDAN               GAIL
                               BERDAN               JORY
    REGION CODE    ADDRESS   : 2573 VALERIE COURT
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95062
    MORTGAGE AMOUNT :   184,775.00  OPTION TO CONVERT :
    UNPAID BALANCE :    184,519.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,339.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030816862     MORTGAGORS: BEARD                HAROLD
                               BEARD                VIRGINIA
    REGION CODE    ADDRESS   : 7525 E. HIGHLAND
        01         CITY      :    CAVE CREEK
                   STATE/ZIP : AZ  85331
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,822.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 93.75000
    ----------------------------------------------------------------
0   0030816888     MORTGAGORS: LATONIO              SANTIAGO
                               LATONIO              JEANETTE
    REGION CODE    ADDRESS   : 2697 GLEN FERGUSON CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,835.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 88.73200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,426,455.00
                               P & I AMT:     10,604.85
                               UPB AMT:   1,425,395.09

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          155
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030816920     MORTGAGORS: DUNHAM               GLENN
                               DUNHAM               LAURA
    REGION CODE    ADDRESS   : 8211 TERRACE DRIVE
        01         CITY      :    EL CERRITO
                   STATE/ZIP : CA  94530
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030816946     MORTGAGORS: OHLSON               SCOTT
                               OHLSON               BARBARA
    REGION CODE    ADDRESS   : 1484 N WELDON PLACE
        01         CITY      :    EAGLE
                   STATE/ZIP : ID  83616
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 64.51600
    ----------------------------------------------------------------
0   0030817191     MORTGAGORS: GERMUNDSON           ROBBIE
                               GERMUNDSON           CONSTANCE
    REGION CODE    ADDRESS   : 3009 BLUE MOUNTAIN COURT
        01         CITY      :    LOVELAND
                   STATE/ZIP : CO  80537
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,840.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.64200
    ----------------------------------------------------------------
0   0030817316     MORTGAGORS: HUSTED               WILLIAM
                               DECAMPS              JEANNE
    REGION CODE    ADDRESS   : 4131 VIRGINIA DARE TRAIL
        01         CITY      :    NAGS HEAD
                   STATE/ZIP : NC  27959
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,789.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,576.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.92000
    ----------------------------------------------------------------
0   0030817324     MORTGAGORS: CONARD               GALE
                               CRABTREE             VIVIAN
    REGION CODE    ADDRESS   : 6314 LAKEVIEW DR.
        01         CITY      :    FALLON
                   STATE/ZIP : NV  89406
    MORTGAGE AMOUNT :    65,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     65,459.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       497.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 65.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,331,500.00
                               P & I AMT:      9,861.33
                               UPB AMT:   1,330,898.26

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          156
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030817365     MORTGAGORS: HOUSTON              SANDRA
                               ESCOBAR              PASQUAL
    REGION CODE    ADDRESS   : 8836 ENFIELD AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   255,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,360.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030817498     MORTGAGORS: WARD                 EUGENE
                               WARD                 JAN
    REGION CODE    ADDRESS   : 81 DANBURY COURT
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,117.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.32400
    ----------------------------------------------------------------
0   0030817530     MORTGAGORS: MC INTYRE            MICHAEL
                               MC INTYRE            D
    REGION CODE    ADDRESS   : 1575 RAMBLING ROAD
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93065
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,852.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030817696     MORTGAGORS: BURGESS              ROBERT
                               BURGESS              SUSAN
    REGION CODE    ADDRESS   : 35 BROOKSTONE WAY
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94544
    MORTGAGE AMOUNT :   223,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,637.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99700
    ----------------------------------------------------------------
0   0030817712     MORTGAGORS: RAMIREZ              REYES
                               RAMIREZ              HAYDEE
    REGION CODE    ADDRESS   : 8111 BLUEJAY
        01         CITY      :    BAYTOWN
                   STATE/ZIP : TX  77520
    MORTGAGE AMOUNT :   107,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    107,151.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       778.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.96400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,248,000.00
                               P & I AMT:      9,062.99
                               UPB AMT:   1,247,514.23

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          157
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030817746     MORTGAGORS: NEW                  WILLIAM
                               NEW                  HELEN
    REGION CODE    ADDRESS   : 20008 CHERRY OAKS LANE
        01         CITY      :    HUMBLE
                   STATE/ZIP : TX  77346
    MORTGAGE AMOUNT :   137,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,655.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       998.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030817779     MORTGAGORS: BELTRAN              FRANK
                               BELTRAN              MARIA
    REGION CODE    ADDRESS   : 17 TRENT DRIVE
        01         CITY      :    PUEBLO
                   STATE/ZIP : CO  81005
    MORTGAGE AMOUNT :   128,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,285.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       965.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.97100
    ----------------------------------------------------------------
0   0030817803     MORTGAGORS: HAMMOND              CHARLES
                               HAMMOND              JULIE
    REGION CODE    ADDRESS   : 6512 STONE BRIDGE BLVD
        01         CITY      :    CHARLESTOWN
                   STATE/ZIP : IN  47111
    MORTGAGE AMOUNT :   150,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,812.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,140.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 92.10900
    ----------------------------------------------------------------
0   0030817845     MORTGAGORS: ORME                 GARY
                               ORME                 DIANNA
    REGION CODE    ADDRESS   : 1270 TOLER ROAD NW
        01         CITY      :    CORYDON
                   STATE/ZIP : IN  47112
    MORTGAGE AMOUNT :    89,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :     89,138.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       678.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.95700
    ----------------------------------------------------------------
0   0030817860     MORTGAGORS: MORGAN               RONALD

    REGION CODE    ADDRESS   : 309 RIVERSIDE DR
        01         CITY      :    WHEELERSBURG
                   STATE/ZIP : OH  45694
    MORTGAGE AMOUNT :    68,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     67,912.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       510.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     573,450.00
                               P & I AMT:      4,293.14
                               UPB AMT:     572,805.28

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          158
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030817886     MORTGAGORS: CARLSON              STEVEN
                               CARLSON              MARIAN
    REGION CODE    ADDRESS   : 4148 BRIAR PLACE
        01         CITY      :    DELAVAN
                   STATE/ZIP : WI  53115
    MORTGAGE AMOUNT :    67,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     67,406.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       507.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030817894     MORTGAGORS: HERMANNS             STEVEN
                               HERMANNS             DEBORAH
    REGION CODE    ADDRESS   : 9490 SOUTH OCEAN DRIVE UNIT 1013
        01         CITY      :    JENSEN BEACH
                   STATE/ZIP : FL  34957
    MORTGAGE AMOUNT :    68,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     67,958.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       522.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.06900
    ----------------------------------------------------------------
0   0030817969     MORTGAGORS: CULLEN               DAVID
                               CULLEN               TRACI
    REGION CODE    ADDRESS   : 32 MARIA DR
        01         CITY      :    ELKHORN
                   STATE/ZIP : WI  53121
    MORTGAGE AMOUNT :    60,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,923.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       450.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 68.18100
    ----------------------------------------------------------------
0   0030818066     MORTGAGORS: MC CARTY             LESLYE

    REGION CODE    ADDRESS   : 3391 COUNTRY HILL COURT
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MO  65203
    MORTGAGE AMOUNT :    74,575.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,575.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       560.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030818132     MORTGAGORS: PATHAMMAUONG         DUANGCHAN
                               PATHAMMAUONG         YENECHAY
    REGION CODE    ADDRESS   : 1935 WILLS AVENUE
        01         CITY      :    ROCKFORD
                   STATE/ZIP : IL  61109
    MORTGAGE AMOUNT :    61,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     61,160.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       459.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     331,275.00
                               P & I AMT:      2,500.78
                               UPB AMT:     331,024.60

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          159
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030818140     MORTGAGORS: REDD                 DONNA
                               THOMAS               MILTON
    REGION CODE    ADDRESS   : 9110 WEST OUTER DR.
        01         CITY      :    DETROIT
                   STATE/ZIP : MI  48219
    MORTGAGE AMOUNT :   114,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    114,360.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       880.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 76.84563
    ----------------------------------------------------------------
0   0030818249     MORTGAGORS: POSTWEILER           RAYMOND
                               POSTWEILER           SANDRA
    REGION CODE    ADDRESS   : 2720 CENTRAL STREET #2D
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60201
    MORTGAGE AMOUNT :   183,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    183,526.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,412.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030818439     MORTGAGORS: ROOKSTOOL            BRUCE
                               ROOKSTOOL            REBECCA
    REGION CODE    ADDRESS   : 1410 JEFFERIES ROAD
        01         CITY      :    HURON
                   STATE/ZIP : OH  44839
    MORTGAGE AMOUNT :   137,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,578.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,047.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030818520     MORTGAGORS: SOUTHWARD            MARK
                               SOUTHWARD            VICKI
    REGION CODE    ADDRESS   : 350 PINE ST
        01         CITY      :    DUNKIRK
                   STATE/ZIP : OH  45836
    MORTGAGE AMOUNT :    74,575.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,479.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       560.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030818538     MORTGAGORS: DOWNS                JOEL

    REGION CODE    ADDRESS   : 191 EAST REES STREET
        01         CITY      :    FOND DU LAC
                   STATE/ZIP : WI  54935
    MORTGAGE AMOUNT :    55,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     54,929.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       413.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.82758
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     565,575.00
                               P & I AMT:      4,313.75
                               UPB AMT:     564,874.67

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          160
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030818546     MORTGAGORS: HULSEY               PAUL
                               HULSEY               JANET
    REGION CODE    ADDRESS   : 6708 BASSWOOD CANYON RD
        01         CITY      :    OKLAHOMA CITY
                   STATE/ZIP : OK  73162
    MORTGAGE AMOUNT :   138,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,823.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,036.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.18500
    ----------------------------------------------------------------
0   0030818561     MORTGAGORS: WUERFEL              VICTORIA

    REGION CODE    ADDRESS   : 3749 EAST PERSHING AVENUE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85032
    MORTGAGE AMOUNT :    65,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     65,418.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       497.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 68.94700
    ----------------------------------------------------------------
0   0030818629     MORTGAGORS: GRAY                 CORY
                               GRAY                 TAMRA
    REGION CODE    ADDRESS   : 8093 S. PROCTOR FARM CIRCLE
        01         CITY      :    SAND
                   STATE/ZIP : UT  84093
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,834.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,355.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 89.69600
    ----------------------------------------------------------------
0   0030818637     MORTGAGORS: SWISHER              JOHN
                               SWISHER              JOAN
    REGION CODE    ADDRESS   : 100 NICOLE COURT
        01         CITY      :    PATASKALA
                   STATE/ZIP : OH  43062
    MORTGAGE AMOUNT :   122,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    121,843.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       916.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.70500
    ----------------------------------------------------------------
0   0030818710     MORTGAGORS: DIAMANT              NICK
                               DIAMANT              ANGELINE
    REGION CODE    ADDRESS   : 5824 E. TUMBLEWEED DRIVE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   189,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    189,669.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,376.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     811,300.00
                               P & I AMT:      6,182.45
                               UPB AMT:     810,588.99

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          161
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030818728     MORTGAGORS: FREEMAN              ERICK
                               FREEMAN              KIMBERLY
    REGION CODE    ADDRESS   : 11700 BLUE BELL AVENUE
        01         CITY      :    OKLAHOMA CITY
                   STATE/ZIP : OK  73162
    MORTGAGE AMOUNT :   128,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,085.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       963.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 91.67200
    ----------------------------------------------------------------
0   0030818777     MORTGAGORS: MARTIN               THOMAS

    REGION CODE    ADDRESS   : ROUTE 2 BOX 149 AF
        01         CITY      :    BASTROP
                   STATE/ZIP : TX  78602
    MORTGAGE AMOUNT :    74,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,459.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       573.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.81900
    ----------------------------------------------------------------
0   0030818819     MORTGAGORS: BARNETT-WHITE        PHYLLIS
                               WHITE                TERENCE
    REGION CODE    ADDRESS   : 468 LOVERS LANE
        01         CITY      :    BASTROP
                   STATE/ZIP : TX  78602
    MORTGAGE AMOUNT :    71,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,163.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       547.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030818850     MORTGAGORS: NOLAN                J.

    REGION CODE    ADDRESS   : 5513 OAK LANE
        01         CITY      :    ROWLETT
                   STATE/ZIP : TX  75088
    MORTGAGE AMOUNT :    57,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     56,927.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       428.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030818876     MORTGAGORS: LONG                 WILLIAM

    REGION CODE    ADDRESS   : 107 WEST SARAH AVENUE
        01         CITY      :    LONGVIEW
                   STATE/ZIP : TX  75604
    MORTGAGE AMOUNT :    42,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :     42,598.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       327.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.98800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     373,700.00
                               P & I AMT:      2,840.77
                               UPB AMT:     373,233.75

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          162
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030818884     MORTGAGORS: ADRANGA              VITO
                               ADRAGNA              EMMA
    REGION CODE    ADDRESS   : 6041 SOUTH PALM AVE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90601
    MORTGAGE AMOUNT :   173,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    173,592.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,320.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030818900     MORTGAGORS: BACHINI              MARY
                               ASHLEY               JAMES
    REGION CODE    ADDRESS   : 2143 TYSONS EXECUTIVE COURT
        01         CITY      :    DUNN LORING
                   STATE/ZIP : VA  22027
    MORTGAGE AMOUNT :   327,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.95100
    ----------------------------------------------------------------
0   0030818934     MORTGAGORS: MARKEL               KELLEY
                               BEDWELL              KRISTY
    REGION CODE    ADDRESS   : 18 EAST PIERCE STREET
        01         CITY      :    TEMPE
                   STATE/ZIP : AZ  85281
    MORTGAGE AMOUNT :    98,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     98,626.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       759.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030818967     MORTGAGORS: ENLOW                DANIEL
                               ENLOW                KATHERINE
    REGION CODE    ADDRESS   : 1924 OVERLOOK RIDGE DRIVE
        01         CITY      :    KELLER
                   STATE/ZIP : TX  76248
    MORTGAGE AMOUNT :   177,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    177,489.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,349.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.97800
    ----------------------------------------------------------------
0   0030818975     MORTGAGORS: GEYER                KAREN

    REGION CODE    ADDRESS   : 2333 ROBIN LANE
        01         CITY      :    LOMITA
                   STATE/ZIP : CA  90717
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,093,400.00
                               P & I AMT:      8,121.68
                               UPB AMT:   1,093,007.84

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          163
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030818983     MORTGAGORS: CONNORS              KRISTAN

    REGION CODE    ADDRESS   : 6521 N. MARYLAND CIRCLE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85013
    MORTGAGE AMOUNT :   102,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    101,972.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       776.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.97600
    ----------------------------------------------------------------
0   0030818991     MORTGAGORS: YOUNG                RANDAL
                               YOUNG                SUSAN
    REGION CODE    ADDRESS   : 1042 SUMMERWAY DRIVE
        01         CITY      :    SHELBYVILLE
                   STATE/ZIP : IN  46176
    MORTGAGE AMOUNT :   149,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    148,909.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,120.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97420
    ----------------------------------------------------------------
0   0030819049     MORTGAGORS: EGTVEDT              SCOTT
                               EGTVEDT              JACQUELINE
    REGION CODE    ADDRESS   : 8933 CENTRAL
        01         CITY      :    TEMPERANCE
                   STATE/ZIP : MI  48182
    MORTGAGE AMOUNT :    70,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :     70,459.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       530.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0030819098     MORTGAGORS: PAULL                MITCHELL
                               YAMAGA               ARDATH
    REGION CODE    ADDRESS   : 332 NORTH IRVING BOULEVARD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90004
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,833.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,193.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 94.94900
    ----------------------------------------------------------------
0   0030819254     MORTGAGORS: NICHOLSON            CHARLES
                               NICHOLSON            BETTY
    REGION CODE    ADDRESS   : ROUTE 2 BOX 603, CR 534
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : TX  75840
    MORTGAGE AMOUNT :    55,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     55,733.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       434.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     659,550.00
                               P & I AMT:      5,053.58
                               UPB AMT:     658,908.01

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          164
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030819437     MORTGAGORS: ORTIZ                JOSE
                               ORTIZ                MARITZA
    REGION CODE    ADDRESS   : 159 HAMILTON AVENUE
        01         CITY      :    LORAIN
                   STATE/ZIP : OH  44052
    MORTGAGE AMOUNT :    40,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     40,347.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       311.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030819494     MORTGAGORS: DIGIARO              ROBERT
                               DIGIARO              DEBRA
    REGION CODE    ADDRESS   : UNIT #5 411 EAST 53RD STREET
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10022
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030819528     MORTGAGORS: GENTRY               JOSEPH
                               GENTRY               PATRICIA
    REGION CODE    ADDRESS   : 2690 SPAATZ ROAD
        01         CITY      :    MONUMENT
                   STATE/ZIP : CO  80132
    MORTGAGE AMOUNT :   221,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,093.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,585.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030819536     MORTGAGORS: MENCER               DAVID
                               MENCER               REBEKAH
    REGION CODE    ADDRESS   : 232 E. HIGH ST.
        01         CITY      :    UHRICHSVILLE
                   STATE/ZIP : OH  44683
    MORTGAGE AMOUNT :    29,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :     29,861.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       224.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.92000
    ----------------------------------------------------------------
0   0030819957     MORTGAGORS: SCHOLL               GEORGE
                               DEL MONICO           DIONE
    REGION CODE    ADDRESS   : 334 ATLANTIC ISLE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33160
    MORTGAGE AMOUNT :   351,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 54.92100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     991,150.00
                               P & I AMT:      7,345.55
                               UPB AMT:     990,802.79

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          165
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030820013     MORTGAGORS: BOWERS               RICHARD
                               BOWERS               CYNTHIA
    REGION CODE    ADDRESS   : 7845 SAFARI DRIVE
        01         CITY      :    CHATTANOOGA
                   STATE/ZIP : TN  37421
    MORTGAGE AMOUNT :   158,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    158,321.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,150.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030820112     MORTGAGORS: MCGOVERN             WILLIAM
                               MCGOVERN             BARBARA
    REGION CODE    ADDRESS   : 362 WEBSTER STREET
        01         CITY      :    NEEDHAM
                   STATE/ZIP : MA  02192
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,830.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030820120     MORTGAGORS: DEL ROSARIO          THEODORE
                               DEL ROSARIO          MERCEDITA
    REGION CODE    ADDRESS   : 30572 MALLORCA WAY
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,366.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030820179     MORTGAGORS: TRAUGETT             EARL

    REGION CODE    ADDRESS   : 1510 BLUE HERON COURT
        01         CITY      :    ORANGE PARK
                   STATE/ZIP : FL  32073
    MORTGAGE AMOUNT :   118,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    117,886.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       855.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99400
    ----------------------------------------------------------------
0   0030820310     MORTGAGORS: ZIMMERMAN            JACQUELINE

    REGION CODE    ADDRESS   : 10803 LARCH AVENUE
        01         CITY      :    BLOOMINGTON
                   STATE/ZIP : CA  92316
    MORTGAGE AMOUNT :    65,577.00  OPTION TO CONVERT :
    UNPAID BALANCE :     65,463.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       425.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.97195
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     909,277.00
                               P & I AMT:      6,647.17
                               UPB AMT:     908,502.68

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          166
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030820567     MORTGAGORS: ALLEN                MATTHEW
                               ALLEN                SUSANNE
    REGION CODE    ADDRESS   : 323 HEARTHSTONE MEWS
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22314
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,836.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.19200
    ----------------------------------------------------------------
0   0030820674     MORTGAGORS: NAFFAH               DOUGLAS
                               NAFFAH               MAUREEN
    REGION CODE    ADDRESS   : 7 COPLEY DR.
        01         CITY      :    METHUEN
                   STATE/ZIP : MA  01844
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030820807     MORTGAGORS: CHRISTIANSON         CHARLES
                               CHRISTIANSON         RUTH
    REGION CODE    ADDRESS   : 1 POWERS DRIVE
        01         CITY      :    WILBRAHAM
                   STATE/ZIP : MA  01095
    MORTGAGE AMOUNT :   167,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    166,885.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,210.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.88700
    ----------------------------------------------------------------
0   0030820815     MORTGAGORS: TREZEVANT            STANLEY

    REGION CODE    ADDRESS   : 1261 E. MASSEY
        01         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38120
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,563.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,769.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 62.80100
    ----------------------------------------------------------------
0   0030820922     MORTGAGORS: GOODNOW              ELIZABETH

    REGION CODE    ADDRESS   : 1 FITCHBURG ST. #C-517
        01         CITY      :    SOMERVILLE
                   STATE/ZIP : MA  02143
    MORTGAGE AMOUNT :    96,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,933.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       696.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,397,000.00
                               P & I AMT:     10,312.19
                               UPB AMT:   1,396,219.14

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          167
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030821060     MORTGAGORS: GARREFFA             CHARLIE
                               GARREFFA             RENAE
    REGION CODE    ADDRESS   : 1721 MYRTLE AVENUE
        01         CITY      :    WHITING
                   STATE/ZIP : IN  46394
    MORTGAGE AMOUNT :    36,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     35,954.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       273.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030821227     MORTGAGORS: SMITH                BRETT
                               SMITH                TAHIRIH
    REGION CODE    ADDRESS   : 944 LAWRENCE ROAD
        01         CITY      :    LAWRENCE TOWNSHIP
                   STATE/ZIP : NJ  08648
    MORTGAGE AMOUNT :   157,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    157,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,212.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030821268     MORTGAGORS: PECSOK               C.
                               PECSOK               REBECCA
    REGION CODE    ADDRESS   : 672 CALLE DEL NORTE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   345,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,596.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030821318     MORTGAGORS: HAFT                 DANIEL

    REGION CODE    ADDRESS   : 421 DELGADO ST.
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87501
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.17475
    ----------------------------------------------------------------
0   0030821334     MORTGAGORS: DAVIS                ROBERT
                               DAVIS                JANET
    REGION CODE    ADDRESS   : 2012 CERCA VIEJO WAY
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,111.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,248,300.00
                               P & I AMT:      9,284.99
                               UPB AMT:   1,248,254.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          168
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030821607     MORTGAGORS: STRAUS               DAVID
                               STRAUS               HEIDI
    REGION CODE    ADDRESS   : 2412 WIMBLEDON DR.
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89107
    MORTGAGE AMOUNT :   262,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,223.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030821706     MORTGAGORS: KLITZKE              HELEN

    REGION CODE    ADDRESS   : 6235 DUTCH FLAT RD
        01         CITY      :    SUN VALLEY
                   STATE/ZIP : NV  89433
    MORTGAGE AMOUNT :    75,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,952.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       563.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
0   0030821904     MORTGAGORS: PARAYNO              FELIX
                               PARAYNO              AMELIA
    REGION CODE    ADDRESS   : 4968 AVENIDA DE LOS ARBOLES
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95054
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,850.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030821912     MORTGAGORS: HOFER                JOHN

    REGION CODE    ADDRESS   : 16441 JAMES COURT
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92504
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,982.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030821938     MORTGAGORS: JENNINGS             JOHN
                               JENNINGS             DEBORAH
    REGION CODE    ADDRESS   : 26 SCOTS COURT
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94545
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,808.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,101,400.00
                               P & I AMT:      8,244.15
                               UPB AMT:   1,100,834.97

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          169
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030821979     MORTGAGORS: HAMMERSLEY           MARVIN
                               HAMMERSLEY           SANDRA
    REGION CODE    ADDRESS   : 34097 TEDDY AVENUE NE
        01         CITY      :    ALBANY
                   STATE/ZIP : OR  97321
    MORTGAGE AMOUNT :   222,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,764.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.60700
    ----------------------------------------------------------------
0   0030822019     MORTGAGORS: CASTRO               RAUL

    REGION CODE    ADDRESS   : 35 WOODLYN LANE
        01         CITY      :    BRADBURY
                   STATE/ZIP : CA  91010
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,668.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,906.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030822068     MORTGAGORS: COSTA                MICHAEL
                               SCANNELL             GARY
    REGION CODE    ADDRESS   : 327 CARROLL PARK EAST
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   290,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,195.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030822126     MORTGAGORS: BONAVENTURE          JEFFERY
                               MARTIN-BONAVENTURE   SHELLY
    REGION CODE    ADDRESS   : 17418 CLUB VIEW EAST COURT
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70810
    MORTGAGE AMOUNT :   288,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,093.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030822290     MORTGAGORS: SERDAHL              CHRISTIAN
                               TENDERO              CLARISSA
    REGION CODE    ADDRESS   : 44688 COUNTRY CLUB DRIVE
        01         CITY      :    EL MACERO
                   STATE/ZIP : CA  95618
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,682,050.00
                               P & I AMT:     12,436.15
                               UPB AMT:   1,681,378.42

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          170
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030822373     MORTGAGORS: WATTS                SUSAN

    REGION CODE    ADDRESS   : 52 RIDGE DRIVE
        01         CITY      :    BERKELEY HGTS
                   STATE/ZIP : NJ  07922
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,454.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030822589     MORTGAGORS: BOLING               EDWARD
                               BOLING               MELBA
    REGION CODE    ADDRESS   : 7713 STONE WHEAT COURT
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   256,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,814.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------
0   0030822613     MORTGAGORS: SANFORD              JEFF
                               KELLY                MONICA
    REGION CODE    ADDRESS   : 740 SANTA CLARA AVENUE
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   271,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,413.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,969.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030822662     MORTGAGORS: RIGALI               JOHN
                               RIGALI               LAURIE
    REGION CODE    ADDRESS   : 1731 FREEPORT TERRACE
        01         CITY      :    SAN PEDRO AREA
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,008.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030822712     MORTGAGORS: LINDER               OSCAR
                               LOCKHART             LYNN
    REGION CODE    ADDRESS   : 401 GULF BOULEVARD
        01         CITY      :    BOCA GRANDA
                   STATE/ZIP : FL  33921
    MORTGAGE AMOUNT :   248,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 62.91100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,313,650.00
                               P & I AMT:      9,686.56
                               UPB AMT:   1,312,917.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          171
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030822738     MORTGAGORS: HALUCH               BARRY
                               HALUCH               LISA
    REGION CODE    ADDRESS   : 1628 IOWA STREET  #D
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :    78,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     78,748.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       585.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.93976
    ----------------------------------------------------------------
0   0030822779     MORTGAGORS: SMITH                MICHAEL
                               COLOMBO-SMITH        JEANNE
    REGION CODE    ADDRESS   : 192 STEPHENS LANE
        01         CITY      :    MAHWAH
                   STATE/ZIP : NJ  07430
    MORTGAGE AMOUNT :   348,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,526.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.73400
    ----------------------------------------------------------------
0   0030823082     MORTGAGORS: WEBB                 DALE
                               WEBB                 LYNN
    REGION CODE    ADDRESS   : 3217 BROOKWOOD DRIVE
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   311,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,685.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,261.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030823348     MORTGAGORS: KOMICH               MARK
                               KOMICH               JOSEPHINE
    REGION CODE    ADDRESS   : 130 SENTINEL CLOSE
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30350
    MORTGAGE AMOUNT :   578,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    578,131.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,346.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
0   0030823397     MORTGAGORS: NGUYEN               THUAN
                               PHAM                 THAO
    REGION CODE    ADDRESS   : 47 BENNINGTON
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,336.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.55800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,588,100.00
                               P & I AMT:     11,798.72
                               UPB AMT:   1,587,301.04

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          172
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030823470     MORTGAGORS: ANDERSON             JAMES
                               ANDERSON             ALETA
    REGION CODE    ADDRESS   : 8719 CASA DEL RIO
        01         CITY      :    SHERRILLS FORD
                   STATE/ZIP : NC  28637
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,667.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.59500
    ----------------------------------------------------------------
0   0030823637     MORTGAGORS: SOHRABI              YASAMAN

    REGION CODE    ADDRESS   : 1636 BAYRIDGE WAY
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030823645     MORTGAGORS: NAEVE                GREGORY
                               NAEVE                JANICE
    REGION CODE    ADDRESS   : 4161 ROCHESTER ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92111
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,816.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,163.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030823801     MORTGAGORS: ESPINOSA             ALEJANDRO

    REGION CODE    ADDRESS   : 6873 W 25TH AVENUE
        01         CITY      :    HIALEAH
                   STATE/ZIP : FL  33016
    MORTGAGE AMOUNT :   118,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    118,679.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       923.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030824106     MORTGAGORS: PURYEAR              ARTHUR

    REGION CODE    ADDRESS   : 2339 BROOKSHIRE LANE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90077
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 33.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,313,750.00
                               P & I AMT:      9,870.96
                               UPB AMT:   1,313,496.24

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          173
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030824296     MORTGAGORS: DURAN                BRENDA
                               DURAN                JAMES
    REGION CODE    ADDRESS   : 13475 THORNCREEK CIRCLE
        01         CITY      :    THORNTON
                   STATE/ZIP : CO  80241
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,772.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 82.51700
    ----------------------------------------------------------------
0   0030824478     MORTGAGORS: WESTBROOK            JEANETTE

    REGION CODE    ADDRESS   : 5653 BRUSHTON STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90008
    MORTGAGE AMOUNT :   196,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    195,868.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,438.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.59200
    ----------------------------------------------------------------
0   0030824619     MORTGAGORS: GARCIA               HECTOR
                               GARCIA               BELINDA
    REGION CODE    ADDRESS   : 6898 ALCEDO COURT
        01         CITY      :    CHINO
                   STATE/ZIP : CA  91710
    MORTGAGE AMOUNT :   163,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    163,690.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,201.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030824627     MORTGAGORS: GOMEZ                ARMANDO

    REGION CODE    ADDRESS   : 13810   DITTMAR DRIVE
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  92605
    MORTGAGE AMOUNT :   151,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    151,101.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,122.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030824866     MORTGAGORS: JONES                TERRY
                               JONES                REBECCA
    REGION CODE    ADDRESS   : 16315 CLOVERWICK
        01         CITY      :    SPRING
                   STATE/ZIP : TX  77379
    MORTGAGE AMOUNT :   125,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    125,226.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       909.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     872,400.00
                               P & I AMT:      6,444.98
                               UPB AMT:     871,886.50

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          174
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030825103     MORTGAGORS: STEPHENSON           SCOTT
                               STEPHENSON           LYNN
    REGION CODE    ADDRESS   : 33830 PATTON DRIVE
        01         CITY      :    NORTH RIDGEVILLE
                   STATE/ZIP : OH  44039
    MORTGAGE AMOUNT :    92,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     92,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       663.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.97400
    ----------------------------------------------------------------
0   0030825152     MORTGAGORS: TOBIASSEN            FRANK
                                ULIDO-TOBIASSE       ORA
    REGION CODE    ADDRESS   : 9990 SIGOURNEY AVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94605
    MORTGAGE AMOUNT :   216,125.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,818.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,548.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030825160     MORTGAGORS: MIYASHIRO            LISA
                               MIYASHIRO            MARK
    REGION CODE    ADDRESS   : 6644 OAK BRANCH COURT
        01         CITY      :    CITRUS HEIGHTS
                   STATE/ZIP : CA  95621
    MORTGAGE AMOUNT :   126,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    126,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       948.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.96200
    ----------------------------------------------------------------
0   0030825335     MORTGAGORS: BRET                 PAUL
                               BRET                 VICTORIA
    REGION CODE    ADDRESS   : 4310 SHADY HILL DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75229
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,794.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,252.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.94700
    ----------------------------------------------------------------
0   0030825343     MORTGAGORS: SCOTT-PARIZER        GAIL
                               PARIZER              MICHAEL
    REGION CODE    ADDRESS   : 12125 PAWNEE DRIVE
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20878
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,830.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.84600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     982,025.00
                               P & I AMT:      7,132.65
                               UPB AMT:     981,343.55

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          175
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030825350     MORTGAGORS: JAPHET               DANIEL
                               JAPHET               JULI
    REGION CODE    ADDRESS   : 4040 WICKERSHAM LANE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77027
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,788.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,966.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030825368     MORTGAGORS: VARACEK              TIMOTHY
                               HOLDEN               KAREN
    REGION CODE    ADDRESS   : 1218 PROVIDENT OAKS
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77077
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,779.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,235.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030825384     MORTGAGORS: ROSENTHAL            DARRELL

    REGION CODE    ADDRESS   : 4805 LAUREL
        01         CITY      :    BELLAIRE
                   STATE/ZIP : TX  77401
    MORTGAGE AMOUNT :   264,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,331.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,987.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0030825855     MORTGAGORS: KATZ                 ALAN
                               KATZ                 FAITH
    REGION CODE    ADDRESS   : 9905 E SAN SALVADOR DR
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85258
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 59.66500
    ----------------------------------------------------------------
0   0030826176     MORTGAGORS: TUDOR                TED
                               TUDOR                DEBORAH
    REGION CODE    ADDRESS   : 1873 HONEY SPRING PLACE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : KY  40502
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,982.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,320.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,414,500.00
                               P & I AMT:     10,387.19
                               UPB AMT:   1,412,882.11

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          176
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030826226     MORTGAGORS: CLARK                MICHAEL
                               CLARK                ANGELIA
    REGION CODE    ADDRESS   : 124 TREVETHAN AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95062
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,847.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,672.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030826234     MORTGAGORS: COHN                 PAUL
                               COHN                 IRENE
    REGION CODE    ADDRESS   : 1396 CAMPUS DRIVE
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94708
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,710.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 60.41600
    ----------------------------------------------------------------
0   0030826366     MORTGAGORS: SCHLOSSER            BRIAN
                               SCHLOSSER            CAROLYN
    REGION CODE    ADDRESS   : 24662 MONITA CIRCLE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   285,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,003.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,067.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
0   0030826465     MORTGAGORS: GOAD                 JEFFREY
                               GOAD                 ALISON
    REGION CODE    ADDRESS   : 1300 2ND STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,079.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,939.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030826549     MORTGAGORS: ROBLEDO              SANTIAGO
                               ROBLEDO              ANA
    REGION CODE    ADDRESS   : 5509 S. KOMENSKY AVENUE
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60629
    MORTGAGE AMOUNT :   169,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    169,733.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,231.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.98800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,176,300.00
                               P & I AMT:      8,675.55
                               UPB AMT:   1,175,373.56

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          177
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030826556     MORTGAGORS: JANSSEN              MARK

    REGION CODE    ADDRESS   : 19 CHEROKEE HEIGHTS
        01         CITY      :    CARTERSVILLE
                   STATE/ZIP : GA  30120
    MORTGAGE AMOUNT :   152,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    152,395.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,105.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0030826572     MORTGAGORS: SHEEHAN              MICHAEL
                               SHEEHAN              CATHERINE
    REGION CODE    ADDRESS   : 6752 DEERWOOD DRIVE
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92505
    MORTGAGE AMOUNT :   218,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,253.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,602.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99700
    ----------------------------------------------------------------
0   0030826598     MORTGAGORS: MASCOLA              JOHN
                               MASCOLA              APRIL
    REGION CODE    ADDRESS   : 2710 SOUTH ANCHOVY AVE
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,758.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030826663     MORTGAGORS: CHOW                 LAI
                               CHOW                 AMEN
    REGION CODE    ADDRESS   : 1133-1135 JUDAH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94122
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.89400
    ----------------------------------------------------------------
0   0030826713     MORTGAGORS: HOFFMAN              DONALD
                               HOFFMAN              ELIZABETH
    REGION CODE    ADDRESS   : 8901 MISTY HOLLOW LANE
        01         CITY      :    NOKESVILLE
                   STATE/ZIP : VA  20181
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,276,900.00
                               P & I AMT:      9,382.56
                               UPB AMT:   1,276,406.96

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          178
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030826838     MORTGAGORS: BRAMMER              KEVIN
                               LOOP-BRAMMER         SHAWN
    REGION CODE    ADDRESS   : 14610 WEETH DR
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,755.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,670.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030826903     MORTGAGORS: HERZER               DAVID
                               HERZER               SUSAN
    REGION CODE    ADDRESS   : 15095 WETHERBURN DRIVE
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  20120
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,346.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.54500
    ----------------------------------------------------------------
0   0030826911     MORTGAGORS: NORTHUP              LESLEY
                               PECK                 EDITH
    REGION CODE    ADDRESS   : 1298 NORTHEAST 95TH STREET
        01         CITY      :    MIAMI SHORES
                   STATE/ZIP : FL  33138
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,790.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,204.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030826929     MORTGAGORS: TURNER               FAYE
                               TREVELINO            MICHAEL
    REGION CODE    ADDRESS   : 6186 WINDHAM HILL RUN
        01         CITY      :    KINGSTOWNE
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   238,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,795.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99892
    ----------------------------------------------------------------
0   0030826960     MORTGAGORS: JONES                MICHAEL
                               JONES                SHEREE
    REGION CODE    ADDRESS   : 1722 BROOKCHESTER DRIVE
        01         CITY      :    KATY
                   STATE/ZIP : TX  77450
    MORTGAGE AMOUNT :   131,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    130,819.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       949.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,282,100.00
                               P & I AMT:      9,368.94
                               UPB AMT:   1,280,507.16

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          179
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030827091     MORTGAGORS: PLESHNICHER          R
                               PLESNINCER           ROBIN
    REGION CODE    ADDRESS   : 4410 INNSBROOK PLACE
        01         CITY      :    SUGARLAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :   123,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    123,175.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       883.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.96400
    ----------------------------------------------------------------
0   0030827117     MORTGAGORS: NEGRETE              YOLANDA
                               SERRANO              ELISEO
    REGION CODE    ADDRESS   : 3269 CAPRIANA CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   242,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,183.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,757.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0030827133     MORTGAGORS: AHRENS               KEITH

    REGION CODE    ADDRESS   : 141 BRIGHTMOOR CT
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89014
    MORTGAGE AMOUNT :   265,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,726.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,974.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99700
    ----------------------------------------------------------------
0   0030827158     MORTGAGORS: OWENSBY              THOMAS
                               SCIORTINO            SCOTT
    REGION CODE    ADDRESS   : 169 NIETO AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,851.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,566.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030827166     MORTGAGORS: BLAND                WILLIAM
                               BLAND                TERRY
    REGION CODE    ADDRESS   : 12048 WOODED VISTA LANE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   256,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,604.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,104,400.00
                               P & I AMT:      7,998.97
                               UPB AMT:   1,103,540.08

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          180
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030827174     MORTGAGORS: RANDS                ARLYN

    REGION CODE    ADDRESS   : 10101 COLLINS AVE # 4B
        01         CITY      :    BAL HARBOUR
                   STATE/ZIP : FL  33154
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,765.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------
0   0030827356     MORTGAGORS: GRINSHPAN            SVETLANA
                               ROSEBLOOM            BRUCE
    REGION CODE    ADDRESS   : 29 VINE STREET UNIT 3
        01         CITY      :    WINCHESTER
                   STATE/ZIP : MA  01890
    MORTGAGE AMOUNT :   120,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    120,714.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       865.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030827372     MORTGAGORS: NEVINS               GREGORY

    REGION CODE    ADDRESS   : 3811-3813 18TH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   296,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,224.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030827398     MORTGAGORS: CRUZAN               DAVID
                               CRUZAN               PAMELA
    REGION CODE    ADDRESS   : 6270 GOLD HILLS COURT
        01         CITY      :    REDDING
                   STATE/ZIP : CA  96003
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,820.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,364.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030827455     MORTGAGORS: CRALL                STEVEN
                               CRALL                LORRAINE
    REGION CODE    ADDRESS   : 13114 CAMINITO MAR VILLA
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   316,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,412.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,297.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.99400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,387,750.00
                               P & I AMT:     10,319.99
                               UPB AMT:   1,386,812.85

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          181
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030827489     MORTGAGORS: NICOLAS              F.
                               FREDDINO             JANICE
    REGION CODE    ADDRESS   : 54 FOX RUN
        01         CITY      :    MONROE
                   STATE/ZIP : CT  06468
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,830.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030827497     MORTGAGORS: CASADY               PATRICK
                               CASADY               WENDY
    REGION CODE    ADDRESS   : 14121 COUNTRY HILL DRIVE
        01         CITY      :    BRIGHTON
                   STATE/ZIP : OH  80601
    MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,031.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,843.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030827505     MORTGAGORS: JOHNSON              JAMES
                               JOHNSON              VICKI
    REGION CODE    ADDRESS   : 9307 CROCKER ROAD
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,628.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030827513     MORTGAGORS: COLLAZO              ROSENDO

    REGION CODE    ADDRESS   : 11700 SW 92 COURT
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,683.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.81800
    ----------------------------------------------------------------
0   0030827521     MORTGAGORS: HOWELL               JOHN

    REGION CODE    ADDRESS   : 927 W. GRAND CAYMEN DRIVE
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85233
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,333.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,816.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,254,500.00
                               P & I AMT:      9,253.71
                               UPB AMT:   1,253,508.50

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          182
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030827562     MORTGAGORS: PERRIN               LAWRENCE
                               PERRIN               LAURA
    REGION CODE    ADDRESS   : 7525 SIERRA DRIVE
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   233,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,454.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,775.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030827638     MORTGAGORS: DEGGER               RUDY
                               DEGGER               NANCY
    REGION CODE    ADDRESS   : 150 HASLEMERE COURT
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   281,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,120.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98700
    ----------------------------------------------------------------
0   0030827646     MORTGAGORS: ANDERSON             ROBERT
                               ANDERSON             MARY
    REGION CODE    ADDRESS   : 22092 SABROSO
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   270,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,577.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,034.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030827653     MORTGAGORS: DE LOS ANGELES       ERIC
                               DE LOS ANGELES       LOURDES
    REGION CODE    ADDRESS   : 516 WOODSIDE COURT SO.
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,837.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,647.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 56.79000
    ----------------------------------------------------------------
0   0030827661     MORTGAGORS: BAE                  JAE
                               BAE                  SUN
    REGION CODE    ADDRESS   : 3272 LAC D'AZUR COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,831.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,908.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.97311
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,272,650.00
                               P & I AMT:      9,478.87
                               UPB AMT:   1,271,822.33

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          183
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030827745     MORTGAGORS: AHMED                SAL
                               AHMED                SHAMIN
    REGION CODE    ADDRESS   : 35 SAN CARLO COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   225,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,048.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.98113
    ----------------------------------------------------------------
0   0030827802     MORTGAGORS: ZELL                 KURT
                               ZELL                 ELIZABETH
    REGION CODE    ADDRESS   : 14432 SOUTH 8TH STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,659.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.74800
    ----------------------------------------------------------------
0   0030827828     MORTGAGORS: MCDANOLD             BRUCE
                               MCDANOLD             KATHLEEN
    REGION CODE    ADDRESS   : 10618 NE 117TH PL
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,683.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,660.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.58800
    ----------------------------------------------------------------
0   0030827869     MORTGAGORS: GALLET               JOEL
                               GALLETT              AGNES
    REGION CODE    ADDRESS   : 31 ROLLING RIDGE RD
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10601
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,745.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,682.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.64000
    ----------------------------------------------------------------
0   0030827877     MORTGAGORS: YANKUS               WAYNE
                               YANKUS               PATRICIA
    REGION CODE    ADDRESS   : 358 EVERGREEN PLACE
        01         CITY      :    RIDGEWOOD
                   STATE/ZIP : NJ  07450
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,798.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 58.76200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,362,200.00
                               P & I AMT:      9,893.80
                               UPB AMT:   1,360,936.26

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          184
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030827901     MORTGAGORS: SILBERMAN            FRED
                               MAUGEL               NANCY
    REGION CODE    ADDRESS   : 215 SUNDANCE TRAIL
        01         CITY      :    DRIPPING SPRINGS
                   STATE/ZIP : TX  78620
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,844.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,576.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.57100
    ----------------------------------------------------------------
0   0030827927     MORTGAGORS: DAVIDSON             DWIGHT

    REGION CODE    ADDRESS   : 18837 WOODRUFF SETTLEMENT
        01         CITY      :    WATERTOWN
                   STATE/ZIP : NY  13601
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,697.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030828008     MORTGAGORS: PANCELLI             JOHN
                               PANCELLI             MONICA
    REGION CODE    ADDRESS   : 25 CRESTED BUTTE COURT
        01         CITY      :    SHAMONG TWP.
                   STATE/ZIP : NJ  08088
    MORTGAGE AMOUNT :   366,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,905.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,686.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0030828016     MORTGAGORS: ENGLAND              RUDY
                               ENGLAND              SUSAN
    REGION CODE    ADDRESS   : LOT 26 AND 26A ADAMS RUN
        01         CITY      :    CYPRESS
                   STATE/ZIP : TX  77429
    MORTGAGE AMOUNT :   225,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,348.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,752.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   10/01/26
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.98861
    ----------------------------------------------------------------
0   0030828057     MORTGAGORS: BORDNER              WILLIAM
                               BORDNER              DALE
    REGION CODE    ADDRESS   : 2437 HALEKOA DR
        01         CITY      :    HONALULU
                   STATE/ZIP : HI  96821
    MORTGAGE AMOUNT :   409,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,834.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,930.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 64.40900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,450.00
                               P & I AMT:     10,596.27
                               UPB AMT:   1,441,629.41

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          185
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030828123     MORTGAGORS: MEDINA               ALBERTO
                               MEDINA               ANA
    REGION CODE    ADDRESS   : 5 MOSBY LANE
        01         CITY      :    STAFFORD
                   STATE/ZIP : VA  22554
    MORTGAGE AMOUNT :   249,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,396.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 87.63100
    ----------------------------------------------------------------
0   0030828156     MORTGAGORS: LINDJORD             J.D.
                               SCHALK               MARGARET
    REGION CODE    ADDRESS   : 4004 WHITE CHAPEL WAY
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27615
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,705.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,341.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.85174
    ----------------------------------------------------------------
0   0030828198     MORTGAGORS: PHELPS               TIMOTHY

    REGION CODE    ADDRESS   : 20135 BEATTY RIDGE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,745.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030828255     MORTGAGORS: HAZEN                DONALD
                               HAZEN                MOLLIE
    REGION CODE    ADDRESS   : 796 POMONA AVE
        01         CITY      :    EL CERRITO
                   STATE/ZIP : CA  94530
    MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    213,610.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,587.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030828271     MORTGAGORS: BECKER               DAVID
                               BECKER               PATRICIA
    REGION CODE    ADDRESS   : 3802 CANEHILL AVE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90808
    MORTGAGE AMOUNT :   172,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    172,781.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,253.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,446,400.00
                               P & I AMT:     10,550.30
                               UPB AMT:   1,445,239.05

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          186
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030828586     MORTGAGORS: SMITH-DAVIS          SANDRA

    REGION CODE    ADDRESS   : 2502 PINEWOOD TERRACE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78757
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     99,929.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       716.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 68.96500
    ----------------------------------------------------------------
0   0030828693     MORTGAGORS: JACOBS               PETER
                               PLISKIN              KAREN
    REGION CODE    ADDRESS   : 4401 TERRABELLA WAY
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94619
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,634.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030828719     MORTGAGORS: ANDERSON             CHARLES
                               ANDERSON             ANNE
    REGION CODE    ADDRESS   : 8 WEST MARY DRIVE
        01         CITY      :    SIMSBURY
                   STATE/ZIP : CT  06070
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,659.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 61.53800
    ----------------------------------------------------------------
0   0030828727     MORTGAGORS: KOCH                 KENNETH
                               KOCH                 JENNIFER
    REGION CODE    ADDRESS   : 8701 S. 200 E.
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : IN  47905
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,602.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,164.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 64.13000
    ----------------------------------------------------------------
0   0030828826     MORTGAGORS: STEARNS              LEO
                               STEARNS              PAULA
    REGION CODE    ADDRESS   : APN 113-030-65
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94952
    MORTGAGE AMOUNT :   326,057.73  OPTION TO CONVERT :
    UNPAID BALANCE :    325,537.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,604.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 75.56300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,213,057.73
                               P & I AMT:      8,988.77
                               UPB AMT:   1,211,363.44

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          187
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030828842     MORTGAGORS: CONNORS              CARL
                               CONNORS              LINDA
    REGION CODE    ADDRESS   : 12431 CRESTED MOSS N. E.
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,033.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.86500
    ----------------------------------------------------------------
0   0030828891     MORTGAGORS: STUTTS               B
                               STUTTS               SYLVIA
    REGION CODE    ADDRESS   : 2653 S. BLVD
        01         CITY      :    IDAHO FALLS
                   STATE/ZIP : ID  83404
    MORTGAGE AMOUNT :   348,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,330.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,559.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030828909     MORTGAGORS: FAZIO                GARY

    REGION CODE    ADDRESS   : 2625 CREEK VIEW DR
        01         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,488.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,788.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030829105     MORTGAGORS: INOUYE               WADE
                               INOUYE               JULIANN
    REGION CODE    ADDRESS   : 18520 GRAMERCY PLACE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90504
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,356.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030829121     MORTGAGORS: HANLON               MICHAEL
                               HANLON               LESLIE
    REGION CODE    ADDRESS   : 1128 CALLE ALMADEN
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,843.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,543,800.00
                               P & I AMT:     11,402.95
                               UPB AMT:   1,542,051.77

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          188
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030829188     MORTGAGORS: BENNETT              WALTER
                               BENNETT              DONNA
    REGION CODE    ADDRESS   : 15229 WINDJAMMER WAY
        01         CITY      :    LAKE ELSINORE
                   STATE/ZIP : CA  92530
    MORTGAGE AMOUNT :    89,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     88,943.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       668.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98900
    ----------------------------------------------------------------
0   0030829220     MORTGAGORS: SISON                J.T.
                               SISON                ANN
    REGION CODE    ADDRESS   : 204 PRINCETON ROAD
        01         CITY      :    MENLO PARK
                   STATE/ZIP : CA  94025
    MORTGAGE AMOUNT :   369,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,964.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,773.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030829238     MORTGAGORS: BOWEN                EDWARD
                               HAIST-BOWEN          ANGELA
    REGION CODE    ADDRESS   : 531 KEELSON CIRCLE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   305,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,394.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030829253     MORTGAGORS: MOORING              GREGORY
                               MOORING              PAULINE
    REGION CODE    ADDRESS   : 30 SOUTH NAVAJO DRIVE
        01         CITY      :    PAGE
                   STATE/ZIP : AZ  86040
    MORTGAGE AMOUNT :   222,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,147.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,611.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030829261     MORTGAGORS: HARDELL              DAVID
                               HARDELL              EMILY
    REGION CODE    ADDRESS   : 6001 CASTELLO DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   308,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,587.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,239.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,294,900.00
                               P & I AMT:      9,535.53
                               UPB AMT:   1,294,037.27

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          189
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030829279     MORTGAGORS: CRANE                KEITH
                               CRANE                TINA
    REGION CODE    ADDRESS   : 18026 N. 51ST STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   220,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,891.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,731.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 94.99200
    ----------------------------------------------------------------
0   0030829287     MORTGAGORS: ROBINSON             K.
                               DUBOIS               ROXANNE
    REGION CODE    ADDRESS   : 1676 LITTLETON PLACE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,693.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,606.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030829436     MORTGAGORS: GARCIA               SHEILA

    REGION CODE    ADDRESS   : 7523 E. SHORE DR
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85715
    MORTGAGE AMOUNT :    80,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :     80,538.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       584.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99400
    ----------------------------------------------------------------
0   0030829451     MORTGAGORS: KEATHLEY             JACK
                               KEATHLEY             KELLI
    REGION CODE    ADDRESS   : 2925 JUNIPER DRIVE
        01         CITY      :    BATESVILLE
                   STATE/ZIP : AR  75201
    MORTGAGE AMOUNT :   134,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    133,814.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       971.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 91.78000
    ----------------------------------------------------------------
0   0030829535     MORTGAGORS: SCHMEL               MICHAEL
                               EARLY                SANDRA
    REGION CODE    ADDRESS   : 9048 WAGNER RIVER CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   219,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,644.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,574.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,134,500.00
                               P & I AMT:      8,468.25
                               UPB AMT:   1,133,583.62

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          190
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030829675     MORTGAGORS: FRIEDMAN             ROBERT
                               FRIEDMAN             SHERYL
    REGION CODE    ADDRESS   : 905 WEST KENNETH ROAD
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91202
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,782.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.34800
    ----------------------------------------------------------------
0   0030829683     MORTGAGORS: O'BRIEN              MARK
                               O'BRIEN              ANGELA
    REGION CODE    ADDRESS   : 25739 MCDEEDS LANE
        01         CITY      :    SOUTH RIDING
                   STATE/ZIP : VA  20152
    MORTGAGE AMOUNT :   292,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,488.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,071.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030829691     MORTGAGORS: COLLINS              DAVID
                               COLLINS              GRETCHEN
    REGION CODE    ADDRESS   : 824 VIA COVELLO
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93110
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,830.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030829915     MORTGAGORS: DULAS                TIMOTHY
                               LORENZ               JONI
    REGION CODE    ADDRESS   : 57 WOODLAND CIR
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55424
    MORTGAGE AMOUNT :   249,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,578.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,810.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030829923     MORTGAGORS: DO                   YUNG
                               DO                   MIN
    REGION CODE    ADDRESS   : 1260 OAKHAVEN LANE
        01         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,807.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 56.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,386,450.00
                               P & I AMT:     10,009.57
                               UPB AMT:   1,385,486.78

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          191
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030829956     MORTGAGORS: FIELD                THOMAS
                               FIELD                DEBORAH
    REGION CODE    ADDRESS   : 901 HOPE HILL COURT
        01         CITY      :    COLFAX
                   STATE/ZIP : CA  95713
    MORTGAGE AMOUNT :   280,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,080.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030829998     MORTGAGORS: TSENG                JOE

    REGION CODE    ADDRESS   : 7223 N. LOTUS AVENUE NO. A
        01         CITY      :    SAN GABRIEL (AREA)
                   STATE/ZIP : CA  91775
    MORTGAGE AMOUNT :   136,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    135,904.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       974.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030830020     MORTGAGORS: MURRAY               PATRICK
                               MURPHY               ELIZABETH
    REGION CODE    ADDRESS   : 1 TERRACE AVE
        01         CITY      :    MOSS BEACH
                   STATE/ZIP : CA  94038
    MORTGAGE AMOUNT :   485,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    485,407.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,479.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.73000
    ----------------------------------------------------------------
0   0030830046     MORTGAGORS: COLLINS              RENEE
                               BROWN                TAMMY
    REGION CODE    ADDRESS   : 15905 SPRINGTREE LANE
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,667.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,683.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.39100
    ----------------------------------------------------------------
0   0030830277     MORTGAGORS: MASCOE               ROBERT
                               MASCOE               CONNIE
    REGION CODE    ADDRESS   : 5962 PANTHER HOLLOWS
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   171,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    171,056.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,227.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.95000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,308,400.00
                               P & I AMT:      9,520.67
                               UPB AMT:   1,307,115.24

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          192
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030830301     MORTGAGORS: NEL                  ANDRE'
                               NEL                  HEIDI
    REGION CODE    ADDRESS   : 210 FOX RIDGE CIRCLE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30202
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,596.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.33900
    ----------------------------------------------------------------
0   0030830327     MORTGAGORS: HAUGHT               JON
                               HAUGHT               ELIZABETH
    REGION CODE    ADDRESS   : 45 COTTONDALE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78738
    MORTGAGE AMOUNT :   239,060.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,694.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,651.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99900
    ----------------------------------------------------------------
0   0030830400     MORTGAGORS: HUYNH                HIEU
                               NGUYEN               YEN
    REGION CODE    ADDRESS   : 8 PETRIA
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92606
    MORTGAGE AMOUNT :   272,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,117.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030830418     MORTGAGORS: KANG                 KEEBOM
                               KANG                 REENAH
    REGION CODE    ADDRESS   : 34 DEER STALKER PATH
        01         CITY      :    MONTEREY
                   STATE/ZIP : CA  93940
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,759.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030830426     MORTGAGORS: LIN                  FONG

    REGION CODE    ADDRESS   : 12545  CORELLIAN COURT
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,838.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,439,360.00
                               P & I AMT:     10,559.05
                               UPB AMT:   1,438,005.11

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          193
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030830434     MORTGAGORS: HAWKINS              VINTON
                               HAWKINS              KARI
    REGION CODE    ADDRESS   : 4501 FRANCIS COURT
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95822
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,797.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 73.68400
    ----------------------------------------------------------------
0   0030830491     MORTGAGORS: KRONENBERG           ANDREAS
                               KRONENBERG           AUDRA
    REGION CODE    ADDRESS   : 344 N FULLER AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90036
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,286.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.12100
    ----------------------------------------------------------------
0   0030830517     MORTGAGORS: KEEGAN               RUSSELL
                               KEEGAN               TI
    REGION CODE    ADDRESS   : 18360 BUCKAROO COURT
        01         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93312
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,344.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030830525     MORTGAGORS: BERBERABE            EMILIO

    REGION CODE    ADDRESS   : 1712 VALLEY DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89108
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,609.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030830558     MORTGAGORS: EDDINGS              DONALD
                               EDDINGS              MARGARET
    REGION CODE    ADDRESS   : 1004 LAKE COOPER DRIVE
        01         CITY      :    LUTZ
                   STATE/ZIP : FL  33549
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,842.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,717.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,311,250.00
                               P & I AMT:      9,747.64
                               UPB AMT:   1,310,593.95

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          194
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030830566     MORTGAGORS: WRIGHT               DAVID
                               WRIGHT               S
    REGION CODE    ADDRESS   : 20868 WATERBEACH PLACE
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   276,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,900.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,954.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.79700
    ----------------------------------------------------------------
0   0030830699     MORTGAGORS: DYKE                 DANIEL
                               KELLY                ELAINE
    REGION CODE    ADDRESS   : 11815 BRIAR MILL LANE
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20194
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,731.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030831002     MORTGAGORS: CALDWELL             GREGORY
                               CALDWELL             SAUNDRA
    REGION CODE    ADDRESS   : 18215 NORTH EAST RAINBOW LANE
        01         CITY      :    NEWBERG
                   STATE/ZIP : OR  97132
    MORTGAGE AMOUNT :   292,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,593.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030831010     MORTGAGORS: SILK                 THOMAS
                               SILK                 SUZANNE
    REGION CODE    ADDRESS   : 1406-08 KEARNY STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94133
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,770.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,704.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0030831127     MORTGAGORS: HOGAN                DUAIN
                               HOGAN                LILA
    REGION CODE    ADDRESS   : 9546 W. MAPLEWOOD AVE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80123
    MORTGAGE AMOUNT :   110,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    109,924.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       797.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,295,400.00
                               P & I AMT:      9,549.05
                               UPB AMT:   1,293,920.10

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          195
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030831135     MORTGAGORS: JEFFERS              DAVID
                               JEFFERS              JONI
    REGION CODE    ADDRESS   : 4212 W VILLA LINDA DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85310
    MORTGAGE AMOUNT :    88,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     88,738.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       643.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030831150     MORTGAGORS: MORODOMI             MICHAEL
                               MORODOMI             LIZA
    REGION CODE    ADDRESS   : 24628 VIA NUEVA
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   226,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,198.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,660.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030831168     MORTGAGORS: HITSON               LARRY
                               HITSON               JANET
    REGION CODE    ADDRESS   : 125 JEHLE ROAD
        01         CITY      :    WETUMPKA
                   STATE/ZIP : AL  36092
    MORTGAGE AMOUNT :   208,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    207,867.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,562.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030831176     MORTGAGORS: GULLO                DAVID

    REGION CODE    ADDRESS   : 120 CUESTA DE LOS GATOS
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   279,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,707.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030831259     MORTGAGORS: GLOTZ                MICHAEL
                               GLOTZ                JENNIFER
    REGION CODE    ADDRESS   : 12605 WHEAT TERRACE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23233
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,604.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,062,050.00
                               P & I AMT:      7,685.69
                               UPB AMT:   1,061,116.38

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          196
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030831366     MORTGAGORS: LOZBEN               SLAVIK

    REGION CODE    ADDRESS   : 4508 17TH STREET #1
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,833.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030831416     MORTGAGORS: LE                   VU
                               LE                   JENNIFER
    REGION CODE    ADDRESS   : 2124 GORDON AVENUE
        01         CITY      :    MENLO PARK
                   STATE/ZIP : CA  94025
    MORTGAGE AMOUNT :   335,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,518.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030831465     MORTGAGORS: KING                 PETER

    REGION CODE    ADDRESS   : 3757 CROWNRIDGE DRIVE
        01         CITY      :    SHERMAN OAKS (AREA)
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 68.94300
    ----------------------------------------------------------------
0   0030831473     MORTGAGORS: FERNANDEZ            EMLIO
                               FERNANDEZ            MARIA
    REGION CODE    ADDRESS   : 333 KENYA ROAD
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89123
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.74900
    ----------------------------------------------------------------
0   0030831515     MORTGAGORS: WATKINS              THADDEUS
                               WATKINS              KIMBERLY
    REGION CODE    ADDRESS   : 697 LOMORA AVENUE
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   199,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,362.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,446.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,494,700.00
                               P & I AMT:     11,094.68
                               UPB AMT:   1,494,204.84

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          197
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030831630     MORTGAGORS: TRAN                 HOANG
                               TRAN                 HUONG
    REGION CODE    ADDRESS   : 1752 RIDGETREE WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,843.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,653.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030831648     MORTGAGORS: GREENBERG            MIKE
                               GREENBERG            DIANE
    REGION CODE    ADDRESS   : 8682 FENWICK WAY
        01         CITY      :    DUBLIN
                   STATE/ZIP : CA  94568
    MORTGAGE AMOUNT :   288,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,276.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99506
    ----------------------------------------------------------------
0   0030831804     MORTGAGORS: BURNS                JOHN
                               BURNS                MARGARET
    REGION CODE    ADDRESS   : 202 CRICKON TREE DRIVE
        01         CITY      :    GREENVILLE
                   STATE/ZIP : SC  29968
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,689.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030831986     MORTGAGORS: SMITH                DEBORAH

    REGION CODE    ADDRESS   : 1445 CRESTRIDGE DRIVE
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20910
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.78600
    ----------------------------------------------------------------
0   0030832158     MORTGAGORS: NADJMABADI           SAID
                               NADJMABADI           MAHEEN
    REGION CODE    ADDRESS   : 1839 TOYON WAY
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   235,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,649.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,771.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,277,300.00
                               P & I AMT:      9,426.77
                               UPB AMT:   1,276,267.26

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          198
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030832323     MORTGAGORS: TELLO                MARIA

    REGION CODE    ADDRESS   : 12350 SW 193 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33177
    MORTGAGE AMOUNT :    77,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,149.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       581.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.96900
    ----------------------------------------------------------------
0   0030832489     MORTGAGORS: WILLIAMS             WEBSTER
                               KING                 CAROL
    REGION CODE    ADDRESS   : 5530 TUXEDO TERRACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,133.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030832497     MORTGAGORS: COWEN                PETER
                               HAMMERMAN            NANCY
    REGION CODE    ADDRESS   : 14935 SUTTON STREET
        01         CITY      :    SHERMAN OAKS
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   386,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,899.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030832695     MORTGAGORS: COX                  ROBERT
                               COX                  JESSICA
    REGION CODE    ADDRESS   : 9400 E. MAPLEWOOD AVENUE#23
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80111
    MORTGAGE AMOUNT :   297,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,206.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030833024     MORTGAGORS: MEDINA               ENRIQUE
                               MEDINA               CAROLYN
    REGION CODE    ADDRESS   : 20723 MORGAN DRIVE
        01         CITY      :    GROVELAND
                   STATE/ZIP : CA  95321
    MORTGAGE AMOUNT :   110,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    110,427.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       820.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 87.69800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,155,100.00
                               P & I AMT:      8,642.14
                               UPB AMT:   1,154,777.53

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          199
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030833198     MORTGAGORS: BOSCO                JOHN
                               JONKER-CIERI         AMANDA
    REGION CODE    ADDRESS   : 1527 REDDING PARK LANE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   244,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,793.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.94900
    ----------------------------------------------------------------
0   0030833271     MORTGAGORS: MEYER                ALEX
                               PARKER               LORI
    REGION CODE    ADDRESS   : 26212 NORTHEAST 27TH DRIVE
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98053
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,793.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,338.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030833347     MORTGAGORS: MOKHTARI             MOHSEN

    REGION CODE    ADDRESS   : 1260 MYRTLE AVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92103
    MORTGAGE AMOUNT :   289,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,337.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,303.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 75.19400
    ----------------------------------------------------------------
0   0030833354     MORTGAGORS: HOLT                 DUANE
                               HOLT                 JOELYN
    REGION CODE    ADDRESS   : 4371 E LAMP POST WAY
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92087
    MORTGAGE AMOUNT :   286,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030833370     MORTGAGORS: SCLAR                CRAIG
                               SCLAR                SVETLANA
    REGION CODE    ADDRESS   : 12840 RALSTON CIRCLE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,620.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 65.78900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,385,650.00
                               P & I AMT:     10,580.12
                               UPB AMT:   1,384,746.26

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          200
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030833453     MORTGAGORS: RICCI                EDWARD
                               RICCI                MARY
    REGION CODE    ADDRESS   : 200 MAISON DRIVE UNIT N-202
        01         CITY      :    MYRTLE BEACH
                   STATE/ZIP : SC  29572
    MORTGAGE AMOUNT :    54,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     53,927.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       396.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 64.28571
    ----------------------------------------------------------------
0   0030833503     MORTGAGORS: NOLL                 NORMAN
                               NOLL                 KRISTEN
    REGION CODE    ADDRESS   : 1413 E. PINEDALE COURT
        01         CITY      :    SHOREWOOD
                   STATE/ZIP : WI  53211
    MORTGAGE AMOUNT :   113,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    113,821.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       825.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99500
    ----------------------------------------------------------------
0   0030833511     MORTGAGORS: SIKES                ALAN
                               SIKES                BARBARA
    REGION CODE    ADDRESS   : 704 DRAKE STREET
        01         CITY      :    BENTONVILLE
                   STATE/ZIP : AR  72712
    MORTGAGE AMOUNT :   109,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    108,846.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       780.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.56200
    ----------------------------------------------------------------
0   0030833560     MORTGAGORS: PAPPAS               STEVEN

    REGION CODE    ADDRESS   : 303 LOVEGRASS LANE
        01         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,816.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.34900
    ----------------------------------------------------------------
0   0030833578     MORTGAGORS: LABORDI              R.
                               LABORDI              IRENE
    REGION CODE    ADDRESS   : 12527 PHILMONT DRIVE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20170
    MORTGAGE AMOUNT :   283,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,499.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,032.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.99600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     820,600.00
                               P & I AMT:      5,898.13
                               UPB AMT:     819,911.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          201
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030833586     MORTGAGORS: BOURGET              HELENE
                               SULLIVAN             ELIZABETH
    REGION CODE    ADDRESS   : 9053 EVANSTON AVENUE N.
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98103
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,837.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,841.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030833594     MORTGAGORS: CLEVELAND            CATHERINE

    REGION CODE    ADDRESS   : 470 BROADWAY
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92627
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,800.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,179.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030833602     MORTGAGORS: TACCONE              PAUL

    REGION CODE    ADDRESS   : 5030 PACIFICA DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,580.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,204.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030833610     MORTGAGORS: GUERRERO             ANNETTE
                               RODRIGUEZ            MIGUEL
    REGION CODE    ADDRESS   : 6263 EAST 6TH STREET
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,849.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030833628     MORTGAGORS: PADILLA              MICHAEL
                               PADILLA              ANNE-MICHELLE
    REGION CODE    ADDRESS   : 5560 EAST LAS LOMAS
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90815
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,836.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,329,000.00
                               P & I AMT:      9,791.78
                               UPB AMT:   1,327,905.12

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          202
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030833701     MORTGAGORS: FERNANDEZ            CEFERINO
                               FERNANDEZ            LYDIA
    REGION CODE    ADDRESS   : 16428 53RD PLACE SOUTH
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98188
    MORTGAGE AMOUNT :   278,531.78  OPTION TO CONVERT :
    UNPAID BALANCE :    277,976.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,170.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/21
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 84.66011
    ----------------------------------------------------------------
0   0030833719     MORTGAGORS: SMERASKI             MICHAEL
                               SMERASKI             JOAN
    REGION CODE    ADDRESS   : 2620 WESLEY AVENUE
        01         CITY      :    OCEAN CITY
                   STATE/ZIP : NJ  08226
    MORTGAGE AMOUNT :   246,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,330.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,787.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 55.39300
    ----------------------------------------------------------------
0   0030833867     MORTGAGORS: RHEMS                MARK
                               REHMS                SARA
    REGION CODE    ADDRESS   : 18161 LINCOLN STREET
        01         CITY      :    VILLA PARK
                   STATE/ZIP : CA  92681
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030833990     MORTGAGORS: KELLER               PAULA
                               KELLER               IAN
    REGION CODE    ADDRESS   : 66 WITCH LANE
        01         CITY      :    NORWALK
                   STATE/ZIP : CT  06853
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030834162     MORTGAGORS: LEONARD              CHARLES
                               JENKINS              REUBEN
    REGION CODE    ADDRESS   : 2113 ARTHUR AVENUE
        01         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.94100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,304,031.78
                               P & I AMT:      9,946.84
                               UPB AMT:   1,303,307.08

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          203
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030834212     MORTGAGORS: FARAH                HUSSEIN
                               ALI                  FARYAD
    REGION CODE    ADDRESS   : 25946 W. FRANKLIN LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,849.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.97500
    ----------------------------------------------------------------
0   0030834220     MORTGAGORS: LECONTE              EDDY
                               LECONTE              SANDRA
    REGION CODE    ADDRESS   : 3278 PALATINO WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95735
    MORTGAGE AMOUNT :   264,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,672.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030834246     MORTGAGORS: PARMS                STEPHEN
                               PARKS                JUDITH
    REGION CODE    ADDRESS   : 3836 HAPPY VALLEY ROAD
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    549,640.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,083.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.51200
    ----------------------------------------------------------------
0   0030834345     MORTGAGORS: SHIFFNER             SANDRA

    REGION CODE    ADDRESS   : 11 GARRISON COURT
        01         CITY      :    MONTGOMERY TWP
                   STATE/ZIP : NJ  08502
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,803.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,498.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 83.58000
    ----------------------------------------------------------------
0   0030834360     MORTGAGORS: RAMBAROSE            KENNARD
                               RAMBAROSE            MERRILL
    REGION CODE    ADDRESS   : 28 ADDISON DR
        01         CITY      :    FAIRFIELD TWP
                   STATE/ZIP : NJ  07004
    MORTGAGE AMOUNT :   293,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,331.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,308.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 87.61100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,675,350.00
                               P & I AMT:     12,674.42
                               UPB AMT:   1,674,296.35

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          204
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030834402     MORTGAGORS: SHENAS               WILLIAM
                               SHENAS               SANDRA
    REGION CODE    ADDRESS   : 305 DURMONT LANE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   342,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,420.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,514.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0030834436     MORTGAGORS: ROSELLI              ROBERT
                               ROSELLI              LINDA
    REGION CODE    ADDRESS   : 1010 DISCOVERY BAY BOULEVARD
        01         CITY      :    BYRON
                   STATE/ZIP : CA  94514
    MORTGAGE AMOUNT :   214,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    214,266.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,629.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030834741     MORTGAGORS: BANOS                ANGEL

    REGION CODE    ADDRESS   : 16513 ESPRIT LANE
        01         CITY      :    ENCINO
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,754.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,235.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030834782     MORTGAGORS: BONILLA-KISSNER      VALERIE
                               KISSNER              JOHN
    REGION CODE    ADDRESS   : 2802 MC GARVEY AVENUE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   306,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,289.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,222.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.14900
    ----------------------------------------------------------------
0   0030834832     MORTGAGORS: MALEK                JEAN-MICHEL
                               MALEK                LOUISE
    REGION CODE    ADDRESS   : 2732 UNIVERSITY BOUELVARD
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   359,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,608.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,639,300.00
                               P & I AMT:     12,210.23
                               UPB AMT:   1,638,480.28

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          205
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030834840     MORTGAGORS: PEDDADA              SATYANARAYANA
                               PEDDADA              SUCHARITHA
    REGION CODE    ADDRESS   : 1529 PINE GROVE WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,755.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,884.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030834857     MORTGAGORS: KRATZ                JEFFREY

    REGION CODE    ADDRESS   : #4 GLEN ABBEY COURT
        01         CITY      :    MANSFIELD
                   STATE/ZIP : TX  76063
    MORTGAGE AMOUNT :   313,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,382.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0030834956     MORTGAGORS: TRAYFORD             BRIAN
                               TRAYFORD             ELIZABETH
    REGION CODE    ADDRESS   : 22325 BERRY DRIVE
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93908
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,809.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,512.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/26
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 78.50000
    ----------------------------------------------------------------
0   0030835037     MORTGAGORS: JACKSON              KELLY
                               JACKSON              LASHAUN
    REGION CODE    ADDRESS   : 10354 WEST WOODWARD AVENUE
        01         CITY      :    WAUWATOSA
                   STATE/ZIP : WI  53222
    MORTGAGE AMOUNT :   147,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    147,151.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,080.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030835078     MORTGAGORS: HAMILTON             BRADLEY
                               HAMILTON             LINDA
    REGION CODE    ADDRESS   : 4717 PICCADILLY STREET S.W.
        01         CITY      :    CANTON
                   STATE/ZIP : OH  44706
    MORTGAGE AMOUNT :    76,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :     75,944.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       551.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,234,750.00
                               P & I AMT:      9,412.09
                               UPB AMT:   1,234,110.71

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          206
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030835128     MORTGAGORS: HWANG                EUI
                               HWANG                BO
    REGION CODE    ADDRESS   : 4108 KONYA DRIVE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   288,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,570.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,194.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030835144     MORTGAGORS: ANDERSON             ERIC
                               COTE                 STEPHANIE
    REGION CODE    ADDRESS   : 222 KANE STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11231
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,676.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,952.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030835763     MORTGAGORS: DEAN                 GARY
                               DEAN                 LAURA
    REGION CODE    ADDRESS   : 2490 H COURT
        01         CITY      :    GRAND JUNCTION
                   STATE/ZIP : CO  81505
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,759.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0030835995     MORTGAGORS: CARROLL              SHAWN
                               COOMER               DANNY
    REGION CODE    ADDRESS   : 3202 OAKMONT MASON CIRCLE
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33629
    MORTGAGE AMOUNT :   137,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,607.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,010.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0030836076     MORTGAGORS: GRIFFIN              DANIEL

    REGION CODE    ADDRESS   : 1015 CABRILLO AVE
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   332,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,287.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,497.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,628,950.00
                               P & I AMT:     12,193.19
                               UPB AMT:   1,627,902.04

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          207
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030836084     MORTGAGORS: COTT                 THERON
                               COTT                 BEVERLY
    REGION CODE    ADDRESS   : 205 S. LOGANBERRY ST
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,861.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,965.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 86.66600
    ----------------------------------------------------------------
0   0030836100     MORTGAGORS: HAWKINS              GREGORY
                               HAWKINS              SUSAN
    REGION CODE    ADDRESS   : 26062 CRESTA VERDE
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,745.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,788.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030836126     MORTGAGORS: CAMPBELL             JOHN
                               CAMPBELL             KARI
    REGION CODE    ADDRESS   : 11387 MADEIRA STREET
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   220,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,344.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,579.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.19100
    ----------------------------------------------------------------
0   0030836134     MORTGAGORS: DALTON               BARBARA
                               JANSKY               MATTHEW
    REGION CODE    ADDRESS   : 5509 TUXEDO TERRACE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,854.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,778.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030836142     MORTGAGORS: WU                   TSUNG
                               WU                   PAI
    REGION CODE    ADDRESS   : 1157 EDINBURGH ROAD
        01         CITY      :    SAN DIMAS
                   STATE/ZIP : CA  91773
    MORTGAGE AMOUNT :   348,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,477.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,619.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 65.79200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,430,200.00
                               P & I AMT:     10,731.48
                               UPB AMT:   1,429,283.12

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          208
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030836167     MORTGAGORS: GIFFIN               PHILIP
                               GIFFIN               KAREN
    REGION CODE    ADDRESS   : 507 VIA DE LA PAZ
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.38400
    ----------------------------------------------------------------
0   0030836175     MORTGAGORS: CAIN                 DUANE
                               CAIN                 MARION
    REGION CODE    ADDRESS   : 31152 VIA SOLANA
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   266,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,880.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0030836225     MORTGAGORS: PELOQUIN             MICHAEL

    REGION CODE    ADDRESS   : 1001 21ST STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90403
    MORTGAGE AMOUNT :   266,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,334.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 72.02700
    ----------------------------------------------------------------
0   0030836241     MORTGAGORS: SMITH                MARK

    REGION CODE    ADDRESS   : 9550 VANCOUVER LANE
        01         CITY      :    WINDSOR
                   STATE/ZIP : CA  95492
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,843.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.19300
    ----------------------------------------------------------------
0   0030836258     MORTGAGORS: NICHOLSON            WENDY
                               NICHOLSON            RICHARD
    REGION CODE    ADDRESS   : 1218 LAKERIDGE LANE
        01         CITY      :    IRVING
                   STATE/ZIP : TX  75063
    MORTGAGE AMOUNT :   220,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,678.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,494,400.00
                               P & I AMT:     11,206.21
                               UPB AMT:   1,493,908.67

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          209
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030836266     MORTGAGORS: SINATRA              MARIA

    REGION CODE    ADDRESS   : 7041 HEARTLAND WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   354,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,399.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,540.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99200
    ----------------------------------------------------------------
0   0030836308     MORTGAGORS: ALLEN                ROGER
                               LARSON               CATHERINE
    REGION CODE    ADDRESS   : 1722 BRYN MAWR AVENUE
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   251,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,077.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030836381     MORTGAGORS: BONILLA              ALBERTO
                               BONILLA              CARMEN
    REGION CODE    ADDRESS   : 13-16 33RD AVENUE
        01         CITY      :    LONG ISLAND CITY
                   STATE/ZIP : NY  11106
    MORTGAGE AMOUNT :   218,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,895.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      9.87500  PRODUCT CODE      :   002
    LTV :                 94.97900
    ----------------------------------------------------------------
0   0030836449     MORTGAGORS: WALKER               FREDERICK
                               WALKER               PERI
    REGION CODE    ADDRESS   : 907 LA PAZ DRIVE
        01         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,806.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030836498     MORTGAGORS: AMARAL               JOSEPH
                               AMARAL               MARIA
    REGION CODE    ADDRESS   : 3773 MEADOWLANDS LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   366,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,341.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,626.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,478,800.00
                               P & I AMT:     10,997.72
                               UPB AMT:   1,477,924.79

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          210
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030836514     MORTGAGORS: ARGO                 LINDA
                               ARGO                 DAVID
    REGION CODE    ADDRESS   : 2877 ARIZONA TERRACE NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   339,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,316.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,461.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 84.99300
    ----------------------------------------------------------------
0   0030836548     MORTGAGORS: DARLINGTON           DAVID
                               DARLINGTON           DIANE
    REGION CODE    ADDRESS   : 11289 BAY LAUREL ST
        01         CITY      :    DUBLIN
                   STATE/ZIP : CA  94568
    MORTGAGE AMOUNT :   285,121.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,717.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,042.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 61.30000
    ----------------------------------------------------------------
0   0030836597     MORTGAGORS: DRESSLER             ROGER
                               DRESSLER             CARROLL
    REGION CODE    ADDRESS   : 1389 FOUNTAIN SPRINGS CIRCLE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,787.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030836621     MORTGAGORS: WOOD                 LARRY
                               WOOD                 TAMI
    REGION CODE    ADDRESS   : 3668 GREENHILLS AVENUE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94546
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030836639     MORTGAGORS: HERTSGAARD           ERIC
                               HERTSGAARD           DAWN
    REGION CODE    ADDRESS   : 26828 COLD SPRINGS STREET
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   269,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,979.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,454,471.00
                               P & I AMT:     10,593.41
                               UPB AMT:   1,453,621.53

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          211
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030836654     MORTGAGORS: BARKLEY              PAUL

    REGION CODE    ADDRESS   : 10800 MILLINGTON LANE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23233
    MORTGAGE AMOUNT :   349,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,765.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 92.08400
    ----------------------------------------------------------------
0   0030836795     MORTGAGORS: SMITH                LELAND

    REGION CODE    ADDRESS   : 22560 HIDDEN HILLS ROAD
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   565,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    565,157.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,348.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 67.32100
    ----------------------------------------------------------------
0   0030836803     MORTGAGORS: SHEEHAN              KEVIN
                               SHEEHAN              SUSAN
    REGION CODE    ADDRESS   : 2134 CAMINO LAUREL
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,829.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030836886     MORTGAGORS: CHELLIS              CRAIG
                               CHELLIS              SHERYL
    REGION CODE    ADDRESS   : 6314 MILLWOOD
        01         CITY      :    WARRENTON
                   STATE/ZIP : VA  20186
    MORTGAGE AMOUNT :   235,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030836910     MORTGAGORS: SRIVASTAVA           VINOD
                               SRIVASTAVA           SITA
    REGION CODE    ADDRESS   : 1164 BARBARA DRIVE
        01         CITY      :    CHERRY HILL
                   STATE/ZIP : NJ  08003
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,792.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,441.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 67.01000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,723,100.00
                               P & I AMT:     12,857.11
                               UPB AMT:   1,722,145.33

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          212
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030836936     MORTGAGORS: HAGEN                JOHN
                               HAGEN                HEIDI
    REGION CODE    ADDRESS   : 18930 LAGO PLACE NORTHEAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98155
    MORTGAGE AMOUNT :   239,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,239.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030837017     MORTGAGORS: JONES                TRAVIS
                               JONES                CANDICE
    REGION CODE    ADDRESS   : 5904 PHILLIPS LANDING DRIVE
        01         CITY      :    WAKE FOREST
                   STATE/ZIP : NC  27587
    MORTGAGE AMOUNT :   107,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    106,857.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       803.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.81200
    ----------------------------------------------------------------
0   0030837058     MORTGAGORS: GEORGE               RONALD
                               TAKACS               PATRICIA
    REGION CODE    ADDRESS   : 301 SUNSET DR
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,808.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 72.09800
    ----------------------------------------------------------------
0   0030837074     MORTGAGORS: HAKUN                ANDREW

    REGION CODE    ADDRESS   : 304 CHASE HILL DRIVE
        01         CITY      :    SEVERN
                   STATE/ZIP : MD  21114
    MORTGAGE AMOUNT :   230,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,682.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.98400
    ----------------------------------------------------------------
0   0030837082     MORTGAGORS: ROZENBERG            ILYA
                               ROZENBERG            MARINA
    REGION CODE    ADDRESS   : 160 PINE STREET UNIT 7
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02168
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,863.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,094,250.00
                               P & I AMT:      8,092.59
                               UPB AMT:   1,093,452.67

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          213
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030837132     MORTGAGORS: AGBONKPOLOR          CHARLES
                               AGBONKPOLOR          KIMBERLY
    REGION CODE    ADDRESS   : 3824 CHANSON DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90043
    MORTGAGE AMOUNT :   227,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 74.98300
    ----------------------------------------------------------------
0   0030837157     MORTGAGORS: COSTELLO             BARBARA

    REGION CODE    ADDRESS   : 7982 CHERRYWOOD COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   261,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,970.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0030837173     MORTGAGORS: ZEVANOVE             STEVEN
                               ZEVANOVE             GENA
    REGION CODE    ADDRESS   : 3190 PASEO GRANADA
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   374,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,711.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030837215     MORTGAGORS: GOEB                 LAWRENCE
                               GOEB                 DAWN
    REGION CODE    ADDRESS   : 727 LUTON DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91206
    MORTGAGE AMOUNT :   291,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,299.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,113.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.86300
    ----------------------------------------------------------------
0   0030837223     MORTGAGORS: BACCI                WILLIAM
                               BACCI                JEAN
    REGION CODE    ADDRESS   : 506 BINNS COURT,SW,
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20175
    MORTGAGE AMOUNT :   235,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,729.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,669.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,389,750.00
                               P & I AMT:     10,115.44
                               UPB AMT:   1,389,198.93

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          214
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030837264     MORTGAGORS: GOTTA                BRIAN
                               GOTTA                KRIS
    REGION CODE    ADDRESS   : 5235 VALLERY COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   413,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,693.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,887.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99100
    ----------------------------------------------------------------
0   0030837272     MORTGAGORS: GRANT                LELAND

    REGION CODE    ADDRESS   : 28000 FOX HOLLOW DRIVE
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94542
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,770.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030837298     MORTGAGORS: POWELL               JOHN
                               POWELL               JANELLE
    REGION CODE    ADDRESS   : 9713 ROYSTON COURT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   250,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,227.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,815.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.54400
    ----------------------------------------------------------------
0   0030837306     MORTGAGORS: MIRANDA              DIONISIO
                               MIRANDA              AURORA
    REGION CODE    ADDRESS   : 3265 CAPRIANA CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   266,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,421.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.94400
    ----------------------------------------------------------------
0   0030837314     MORTGAGORS: SONSINI              ROGER
                               BERLFEIN             JAIME
    REGION CODE    ADDRESS   : 754 VIA MARQUESA
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   265,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,267.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,924.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.99800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,528,450.00
                               P & I AMT:     10,998.75
                               UPB AMT:   1,527,380.41

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          215
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030837322     MORTGAGORS: DASTYCK              RACHEL

    REGION CODE    ADDRESS   : 2516 VIA DURAZNO
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   247,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,783.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030837348     MORTGAGORS: CIEZAREK             KRZYSZTOF
                               CIEZAREK             LIDIA
    REGION CODE    ADDRESS   : 939 CALABRIA COURT
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,779.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,859.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030837355     MORTGAGORS: HART                 ROBERT
                               HART                 JANET
    REGION CODE    ADDRESS   : 225 PASEO DE GRACIA
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   234,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,438.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,701.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 66.08400
    ----------------------------------------------------------------
0   0030837363     MORTGAGORS: GARTHWAITE           DAVID
                               GARTHWAITE           LOURDES
    REGION CODE    ADDRESS   : 7248 PIONEER PLACE
        01         CITY      :    RANCHO COCAMONGA
                   STATE/ZIP : CA  91739
    MORTGAGE AMOUNT :   232,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,335.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,665.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.98700
    ----------------------------------------------------------------
0   0030837371     MORTGAGORS: HILLYER              ROBERT
                               HILLYER              LUVERNE
    REGION CODE    ADDRESS   : 14118 PALISADES DRIVE
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,763.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,582.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,343,050.00
                               P & I AMT:      9,628.38
                               UPB AMT:   1,342,101.16

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          216
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030837405     MORTGAGORS: ASH                  M
                               ASH                  CHERIE
    REGION CODE    ADDRESS   : 852 VIA MARQUESA
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   242,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,565.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,676.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0030837421     MORTGAGORS: RODEN                THOMAS
                               FORBATH RODEN        JILL
    REGION CODE    ADDRESS   : 16 VALLANOVA
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92606
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,831.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,908.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.97700
    ----------------------------------------------------------------
0   0030837439     MORTGAGORS: MOSS                 RONALD
                               MOSS                 REGINA
    REGION CODE    ADDRESS   : 743 VIA MARQUESA
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   264,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,376.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------
0   0030837454     MORTGAGORS: REEDY                JEROME
                               REEDY                LEE
    REGION CODE    ADDRESS   : 4167 LOS COCHES WAY
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95864
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,776.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.77700
    ----------------------------------------------------------------
0   0030838114     MORTGAGORS: GREGORY              BARRY
                               GREGORY              SANDRA
    REGION CODE    ADDRESS   : 2136 LOCH HAVEN DR.
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75023
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,036.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,382,300.00
                               P & I AMT:     10,215.54
                               UPB AMT:   1,381,550.93

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          217
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030838650     MORTGAGORS: MODY                 KAUAS
                               MODY                 BEROZ
    REGION CODE    ADDRESS   : 46 SPIERS RD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   166,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    166,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,236.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030838783     MORTGAGORS: BUCKLEY              PETER
                               BUCKLEY              DEBORAH
    REGION CODE    ADDRESS   : 2625-A BEAR TRAP ROAD
        01         CITY      :    AVON
                   STATE/ZIP : CO  81620
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,684.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.57100
    ----------------------------------------------------------------
0   0030838809     MORTGAGORS: KARL                 JOHN
                               COLES                E.
    REGION CODE    ADDRESS   : 2605 NORTH FILLMORE
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,731.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,044.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0030838817     MORTGAGORS: FINCH                ROBERT
                               FINCH                DONNA
    REGION CODE    ADDRESS   : 192 LAKE TRAIL
        01         CITY      :    FLORA
                   STATE/ZIP : MS  39071
    MORTGAGE AMOUNT :   281,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,070.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,112.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030838965     MORTGAGORS: NORTH                MATTHEW
                               RECTOR               ALLISON
    REGION CODE    ADDRESS   : 10145 BURGESS RD
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80908
    MORTGAGE AMOUNT :   161,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    161,291.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,184.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,259,150.00
                               P & I AMT:      9,359.74
                               UPB AMT:   1,258,279.09

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          218
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030838999     MORTGAGORS: SMITH                GWENDOLYN

    REGION CODE    ADDRESS   : 9006 SOUTH RIDGELAND AVENUE
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60617
    MORTGAGE AMOUNT :    84,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     83,942.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       609.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 93.33300
    ----------------------------------------------------------------
0   0030839005     MORTGAGORS: MAHER                KEVIN
                               MAHER                MARILYN
    REGION CODE    ADDRESS   : 990 PASEO BARONA
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   256,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,409.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,794.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0030839013     MORTGAGORS: PRINSZE              GLENN
                               PRINSZE              HEIDE
    REGION CODE    ADDRESS   : 23644 CLEARIDGE DRIVE
        01         CITY      :    VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   235,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,246.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,747.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98600
    ----------------------------------------------------------------
0   0030839039     MORTGAGORS: MORAN                TIMOTHY
                               MORAN                CYNTHIA
    REGION CODE    ADDRESS   : 481 COTUIT BAY DRIVE
        01         CITY      :    COTUIT
                   STATE/ZIP : MA  02635
    MORTGAGE AMOUNT :   264,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,435.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,011.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030839047     MORTGAGORS: ERICKSON             FREDERICK
                               ERICKSON             FRANCES
    REGION CODE    ADDRESS   : 6458 RAINTREE ROAD
        01         CITY      :    POINT CLEAR
                   STATE/ZIP : AL  36564
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,243.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,806.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,223,100.00
                               P & I AMT:      8,968.89
                               UPB AMT:   1,222,276.66

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          219
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030839054     MORTGAGORS: HUNT                 AMY

    REGION CODE    ADDRESS   : 117 PEMBROKE STEREET #2
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02116
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,191.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,452.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030839070     MORTGAGORS: MC AULIFFE           SEAN
                               MC AULIFFE           KATHLEEN
    REGION CODE    ADDRESS   : 3331 SANG RD
        01         CITY      :    GLENWOOD
                   STATE/ZIP : MD  21738
    MORTGAGE AMOUNT :   385,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,354.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,896.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030839120     MORTGAGORS: PAULEY               B
                               PAULEY               KAREN
    REGION CODE    ADDRESS   : 7507 MC CONNELL AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,794.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,252.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.31600
    ----------------------------------------------------------------
0   0030839153     MORTGAGORS: HULL                 CHARLES
                               HULL                 JENNIFER
    REGION CODE    ADDRESS   : 31281 VIA PARRA
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,796.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 74.22600
    ----------------------------------------------------------------
0   0030839179     MORTGAGORS: SNIFF                KIRK
                               SNIFF                BETTY
    REGION CODE    ADDRESS   : 412 HIGH MEADOW LANE
        01         CITY      :    HEATH
                   STATE/ZIP : TX  75087
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,327.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,563,500.00
                               P & I AMT:     11,547.06
                               UPB AMT:   1,562,464.61

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          220
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030839260     MORTGAGORS: HELLMER              DOUGLAS
                               HELLMER              DONNA
    REGION CODE    ADDRESS   : 3334 BRANDY WINE WAY
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,436.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030839294     MORTGAGORS: POON                 ALFRED
                               POON                 MELISSA
    REGION CODE    ADDRESS   : 3214 LAKEBROOK COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   265,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,550.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    ----------------------------------------------------------------
0   0030839336     MORTGAGORS: SANFILIPPO           ROBERT
                               SANFILIPPO           AUDREY
    REGION CODE    ADDRESS   : 15920 CHERRY BLOSSOM LANE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   242,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 46.05300
    ----------------------------------------------------------------
0   0030839377     MORTGAGORS: WEBB                 KURT

    REGION CODE    ADDRESS   : 6436 GONDOLA WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 88.23500
    ----------------------------------------------------------------
0   0030839435     MORTGAGORS: MC FADDEN            LEO
                               MC FADDEN            DYMPHNA
    REGION CODE    ADDRESS   : 1459 32ND AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94122
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,396,250.00
                               P & I AMT:     10,287.86
                               UPB AMT:   1,396,058.70

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          221
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030839450     MORTGAGORS: MORRISSEY            THOMAS
                               MORRISSEY            SHARON
    REGION CODE    ADDRESS   : 61 MCKINLEY AVENUE
        01         CITY      :    WEST CALDWELL
                   STATE/ZIP : NJ  07006
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,845.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 67.64700
    ----------------------------------------------------------------
0   0030840102     MORTGAGORS: HINTON               KAREN

    REGION CODE    ADDRESS   : 1361 NORTH BRAIN AVENUE
        01         CITY      :    AZUSA
                   STATE/ZIP : CA  91702
    MORTGAGE AMOUNT :   190,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    190,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,444.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030840110     MORTGAGORS: LEE                  TZONG
                               LEE                  LAN
    REGION CODE    ADDRESS   : 518 40TH AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94121
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030840151     MORTGAGORS: KORNOWSKI            JOSEPH
                               KORNOWSKI            M.
    REGION CODE    ADDRESS   : 3012 OBSIDIAN COURT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   227,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,551.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030840169     MORTGAGORS: BROWN                ACEANYER
                               BROWN                DONNA
    REGION CODE    ADDRESS   : 3472 OLYMPIAD DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90043
    MORTGAGE AMOUNT :   227,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,862.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.97900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,118,700.00
                               P & I AMT:      8,379.60
                               UPB AMT:   1,118,259.21

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          222
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030840185     MORTGAGORS: BARATTA              JAMES
                               BARATTA              DEBORAH
    REGION CODE    ADDRESS   : 60 MONTEVIDEO WAY
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94903
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,744.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,005.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0030840243     MORTGAGORS: WIGGINS              STEPHEN
                               WIGGINS              SHARON
    REGION CODE    ADDRESS   : 1740 ONEIDA PLACE
        01         CITY      :    OXNARD
                   STATE/ZIP : CA  93030
    MORTGAGE AMOUNT :   221,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,229.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030840250     MORTGAGORS: MOTTA                IVAN
                               MOTTA                MARLENA
    REGION CODE    ADDRESS   : 16275 SW 89TH PLACE
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33157
    MORTGAGE AMOUNT :   223,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,716.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.97600
    ----------------------------------------------------------------
0   0030840318     MORTGAGORS: GALATA               JASON
                               BRIMM GALATA         BRANDY
    REGION CODE    ADDRESS   : 5141 MILL RD
        01         CITY      :    BROADVIEW HEIGHTS
                   STATE/ZIP : OH  44147
    MORTGAGE AMOUNT :   144,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    144,060.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,095.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 93.00000
    ----------------------------------------------------------------
0   0030840425     MORTGAGORS: TALEGHANI            BAHRAM
                               TALEGHANI            STACEY
    REGION CODE    ADDRESS   : 2055 BIRCH AVENUE
        01         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,073.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 63.27400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,274,800.00
                               P & I AMT:      9,672.43
                               UPB AMT:   1,274,334.43

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          223
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030840441     MORTGAGORS: TYLER                HAVEN
                               JENSEN               LANCE
    REGION CODE    ADDRESS   : 47 COLUMBUS AVENUE
        01         CITY      :    SOMMERVILLE
                   STATE/ZIP : MA  02143
    MORTGAGE AMOUNT :   220,410.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,410.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,714.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030840482     MORTGAGORS: WOODS                KAREN
                               PETERSON             ERIC
    REGION CODE    ADDRESS   : 17385 UPLANDS DRIVE
        01         CITY      :    SONORA
                   STATE/ZIP : CA  95370
    MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,590.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,809.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000

----------------------------------------------------------------------------
0   0030840508     MORTGAGORS: KHAN                 ABDUL
                               KHAN                 MARIAM
    REGION CODE    ADDRESS   : 4530 MONET WAY
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,034.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030840524     MORTGAGORS: HAMMOND              JACK
                               HAMMOND              DORIS
    REGION CODE    ADDRESS   : 5828 OWL HILL AVENUE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95409
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,805.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.79600
    ----------------------------------------------------------------
0   0030840532     MORTGAGORS: KEHLET               JAMES
                               KEHLET               KELLY
    REGION CODE    ADDRESS   : 23 BRINDISI
        01         CITY      :    LAGUNA  NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,755.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,581.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,342,360.00
                               P & I AMT:      9,889.42
                               UPB AMT:   1,341,595.59

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          224
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030840540     MORTGAGORS: WILLIAMS             STEPHEN

    REGION CODE    ADDRESS   : 2020 TAMPA AVENUE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,837.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030840581     MORTGAGORS: KASHANI              MAJID

    REGION CODE    ADDRESS   : 6 GLENN
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,844.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030840607     MORTGAGORS: ABREE                REZA
                               ABREE                CAROLINE
    REGION CODE    ADDRESS   : 1005 STONEAGE COURT
        01         CITY      :    ROSWELL
                   STATE/ZIP : GA  30075
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,883.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.58139
    ----------------------------------------------------------------
0   0030840631     MORTGAGORS: SCOTT                WILLIAM
                               SCOTT                CAMI
    REGION CODE    ADDRESS   : 15919 TEMECULA STREET
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,774.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.56500
    ----------------------------------------------------------------
0   0030840649     MORTGAGORS: O'DONNELL            MICHAEL
                               O'DONNELL            KAREN
    REGION CODE    ADDRESS   : 471 TREBBIANO PLACE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,864.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,833,000.00
                               P & I AMT:     13,453.28
                               UPB AMT:   1,832,456.08

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          225
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030840656     MORTGAGORS: PENDLETON            GEORGE
                               PENDLETON            ELIZABETH
    REGION CODE    ADDRESS   : 18961 SILVER MAPLE WAY
        01         CITY      :    SANTA ANA AREA
                   STATE/ZIP : CA  92705
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,308.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,171.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030840664     MORTGAGORS: SUNG                 KUNG
                               SUNG                 SHINGLIN
    REGION CODE    ADDRESS   : 1236 CRESTVIEV DRIVE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92833
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,045.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 71.79400
    ----------------------------------------------------------------
0   0030840672     MORTGAGORS: CLINE                FREDERICK
                               CLINE                PATRICIA
    REGION CODE    ADDRESS   : 1511 GLENMONT DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030840698     MORTGAGORS: ELIZONDO             FERNANDO
                               TRINITY              SUSAN
    REGION CODE    ADDRESS   : 19635 REDDING DRIVE
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93908
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.68300
    ----------------------------------------------------------------
0   0030840722     MORTGAGORS: MALUGEN              WILLIAM
                               MARTIN               NANCY
    REGION CODE    ADDRESS   : 774 SUTTON DRIVE
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,755.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.16600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,688,500.00
                               P & I AMT:     12,346.09
                               UPB AMT:   1,688,308.66

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          226
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030840748     MORTGAGORS: RANDO                ALAN
                               RANDO                CHERYL
    REGION CODE    ADDRESS   : 1723 HUSTED AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,584.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030840763     MORTGAGORS: CASACCHIA            NICK
                               WOODBURY             COLLEEN
    REGION CODE    ADDRESS   : 27262 REGIO
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   231,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,717.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030840797     MORTGAGORS: SMITH                SIMON
                               SMITH                SUSAN
    REGION CODE    ADDRESS   : 16062 PINNACLE ROAD
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,991.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.22200
    ----------------------------------------------------------------
0   0030840821     MORTGAGORS: ST ONGE              BARRY
                               ST ONGE              DEBORAH
    REGION CODE    ADDRESS   : 731 TERRA NOVA DRIVE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   407,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,028.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99600
    ----------------------------------------------------------------
0   0030840854     MORTGAGORS: PATTERINO            DOMINIC
                               PATTERINO            BONNIE
    REGION CODE    ADDRESS   : 19236 WHEATFIELD DRIVE
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20876
    MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,855.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,697.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,483,200.00
                               P & I AMT:     11,019.80
                               UPB AMT:   1,483,055.88

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          227
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030841084     MORTGAGORS: WANG                 JIH
                               WANG                 LISA
    REGION CODE    ADDRESS   : 1134 PEDRICK COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   353,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,687.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030841100     MORTGAGORS: MORRISON             CHRISTOPHER
                               MORRISON             JOLENE
    REGION CODE    ADDRESS   : 927 PRIMROSE AVENUE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,642.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030841332     MORTGAGORS: GULARTE              MARLA

    REGION CODE    ADDRESS   : 2229 CENTRAL PARK DRIVE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   218,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,474.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 68.31200
    ----------------------------------------------------------------
0   0030841357     MORTGAGORS: GONZALES             ROBERT
                               GONZALES             ELVIA
    REGION CODE    ADDRESS   : 3111 RIDGE POINT DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   313,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,360.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,410.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0030841365     MORTGAGORS: RAMAMURTHY           BHASKAR
                               VISWANATHAN          SHYAMALA
    REGION CODE    ADDRESS   : 1751 MONTEMAR  WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   359,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,965.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,667.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,516,950.00
                               P & I AMT:     11,504.92
                               UPB AMT:   1,516,042.26

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          228
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030841423     MORTGAGORS: ROY                  CHARLES
                               ROY-BROLIN           SHARON
    REGION CODE    ADDRESS   : 1837 PORT WHEELER PLACE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,823.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 57.47100
    ----------------------------------------------------------------
0   0030841548     MORTGAGORS: TROST                DARREL

    REGION CODE    ADDRESS   : 1912 SOUTH 2500 EAST
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84108
    MORTGAGE AMOUNT :   222,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,600.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,634.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98900
    ----------------------------------------------------------------
0   0030841555     MORTGAGORS: WATSON               ANN

    REGION CODE    ADDRESS   : 1 EDWARDS AVE
        01         CITY      :    SAUSALITO
                   STATE/ZIP : CA  94965
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,800.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 56.60000
    ----------------------------------------------------------------
0   0030841563     MORTGAGORS: LEDERER              ROBERT

    REGION CODE    ADDRESS   : 3511 WINSTON PLACE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   220,770.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,614.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,581.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030841571     MORTGAGORS: THEISEN              ANDREW
                               THEISEN              ELAINE
    REGION CODE    ADDRESS   : 628 WESTLEDGE COURT
        01         CITY      :    DES PERES
                   STATE/ZIP : MO  63131
    MORTGAGE AMOUNT :   327,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,535.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,433.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,304,270.00
                               P & I AMT:      9,468.11
                               UPB AMT:   1,303,374.13

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          229
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030841670     MORTGAGORS: JOHNSON              DANIEL

    REGION CODE    ADDRESS   : 7007 SOUTH MILLIRON ROAD
        01         CITY      :    CHEYENNE
                   STATE/ZIP : WY  82009
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,853.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,727.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.90900
    ----------------------------------------------------------------
0   0030841795     MORTGAGORS: MILLS                DARREN
                               MILLS                JENNIFER
    REGION CODE    ADDRESS   : 1935 E. RIVIERA DR
        01         CITY      :    TEMPE
                   STATE/ZIP : AZ  85282
    MORTGAGE AMOUNT :   107,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    107,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       825.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 84.28900
    ----------------------------------------------------------------
0   0030841837     MORTGAGORS: GREEN                JOHN

    REGION CODE    ADDRESS   : 1130 TUOLUMNE ROAD
        01         CITY      :    MILLBRAE
                   STATE/ZIP : CA  94030
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,771.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,797.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030841860     MORTGAGORS: LOPUS                MELVIN
                               CONSTANTINO          KRISTEN
    REGION CODE    ADDRESS   : 1911 WILLOW STREET
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030841878     MORTGAGORS: SOHN                 CHUL
                               SOHN                 JINA
    REGION CODE    ADDRESS   : 13 HARRISBURG
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,191,300.00
                               P & I AMT:      8,962.06
                               UPB AMT:   1,190,924.60

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          230
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030841969     MORTGAGORS: WANG                 HAO-YANG

    REGION CODE    ADDRESS   : 97 CRESCENT DRIVE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94301
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,552.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 50.43200
    ----------------------------------------------------------------
0   0030841993     MORTGAGORS: SHIN                 DAVID
                               SHIN                 SANDY
    REGION CODE    ADDRESS   : 4523 ALTA CANYADA ROAD
        01         CITY      :    LA CANADA-FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030842041     MORTGAGORS: MC KINLEY            BILLY
                               MC KINLEY            KARENA
    REGION CODE    ADDRESS   : 17405 MIDSUMMER LANE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,810.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030842058     MORTGAGORS: GREIG                DOUGLAS

    REGION CODE    ADDRESS   : 16 DORCHESTER DRIVE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94043
    MORTGAGE AMOUNT :   261,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,428.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,942.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030842553     MORTGAGORS: FREITAS              JOHN
                               FREITAS              KERRY
    REGION CODE    ADDRESS   : 9705 ROYSTON COURT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   237,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,544.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,469,300.00
                               P & I AMT:     10,832.15
                               UPB AMT:   1,468,335.56

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          231
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030842561     MORTGAGORS: STEVENS              MARK
                               STEVENS              PATRICIA
    REGION CODE    ADDRESS   : 1537 WEST BUTLER DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85021
    MORTGAGE AMOUNT :   234,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,492.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,721.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030842587     MORTGAGORS: PERDUK               DAVID
                               DI VICINO            CHRISTINA
    REGION CODE    ADDRESS   : 210 MORGA WAY
        01         CITY      :    ORINADA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   251,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,931.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,842.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030842595     MORTGAGORS: LEVIN                ROBERT
                               LEVIN                KERRY
    REGION CODE    ADDRESS   : 4700 FLOWER VALLEY DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,165.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.31325
    ----------------------------------------------------------------
0   0030842603     MORTGAGORS: DI STEFANO           JAMES
                               DI STEFANO           RUTH
    REGION CODE    ADDRESS   : 14501 MANOR PARK DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,791.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030842710     MORTGAGORS: TO                   NICHOLAS
                               TRAN                 JADE
    REGION CODE    ADDRESS   : 1358 OLD STONE WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95132
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,325.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 94.95900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,330,750.00
                               P & I AMT:      9,895.40
                               UPB AMT:   1,328,380.54

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          232
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030842736     MORTGAGORS: SWITZER              MICHAEL
                               GOLDBERG             SUSAN
    REGION CODE    ADDRESS   : 4001 AVENIDA DEL SOL
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   384,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,020.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,922.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.23800
    ----------------------------------------------------------------
0   0030842777     MORTGAGORS: CURRIE               RANDY
                               CURRIE               MARY
    REGION CODE    ADDRESS   : 103 ASHFORD DRIVE
        01         CITY      :    KENNETT TOWNSHIP
                   STATE/ZIP : PA  19317
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,791.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,038.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.83700
    ----------------------------------------------------------------
0   0030842793     MORTGAGORS: MOTEN                WILLIAM
                               MOTEN                LORRAINE
    REGION CODE    ADDRESS   : 1312 FALLSMEAD WAY
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,830.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030842819     MORTGAGORS: FITZGERALD           DOUGLAS
                               FITZGERALD           ELIZABETH
    REGION CODE    ADDRESS   : 17 SAXON WAY
        01         CITY      :    MONTGOMERY TOWNSHIP
                   STATE/ZIP : NJ  08558
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,776.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.89000
    ----------------------------------------------------------------
0   0030842835     MORTGAGORS: ULMER                HERBERT
                               ULMER                DARLENE
    REGION CODE    ADDRESS   : 733 N. VISTA BONITA AVE
        01         CITY      :    GLENDORA
                   STATE/ZIP : CA  91741
    MORTGAGE AMOUNT :   422,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    422,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,099.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,650,900.00
                               P & I AMT:     12,043.61
                               UPB AMT:   1,649,819.47

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          233
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030842850     MORTGAGORS: CARSON               FLYNN
                               CARSON               KAREN
    REGION CODE    ADDRESS   : 1260- 1280 REDWOOD AVE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94601
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,817.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030842900     MORTGAGORS: WEST                 MICHAEL

    REGION CODE    ADDRESS   : 1501 BRIARCLIFF DRIVE
        01         CITY      :    APPLETON
                   STATE/ZIP : WI  54915
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,840.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,797.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030843536     MORTGAGORS: THOMPSON             J.

    REGION CODE    ADDRESS   : 3450 FAIRFAX LANE
        01         CITY      :    DAVIE
                   STATE/ZIP : FL  33330
    MORTGAGE AMOUNT :   284,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,663.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,115.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030843619     MORTGAGORS: ANTONIONO            MARK
                               ANTONIONO            CATRINA
    REGION CODE    ADDRESS   : 120 TIERRA DEL SOL
        01         CITY      :    HOLLISTER
                   STATE/ZIP : CA  95023
    MORTGAGE AMOUNT :   229,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,445.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.86000
    ----------------------------------------------------------------
0   0030843627     MORTGAGORS: SHEILDS              CHARLES
                               SHIELDS              KATHLEEN
    REGION CODE    ADDRESS   : 112 MILLCREEK ROAD
        01         CITY      :    LOWER MERION TOWNSHIP
                   STATE/ZIP : PA  19003
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,823.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.36500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,516,450.00
                               P & I AMT:     11,205.49
                               UPB AMT:   1,514,773.40

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          234
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030843635     MORTGAGORS: GOLDBERG             STEVEN
                               YASAR                SEVIL
    REGION CODE    ADDRESS   : 6631 A CHARLESWAY
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21204
    MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,091.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030843643     MORTGAGORS: LANAM                RICHARD
                               LANAM                MARY
    REGION CODE    ADDRESS   : 16 SYDENHAM ROAD
        01         CITY      :    WARREN
                   STATE/ZIP : NJ  07060
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030843676     MORTGAGORS: TSE                  ALAN
                               LUU                  GLORIA
    REGION CODE    ADDRESS   : 2780 BERKSHIRE DRIVE
        01         CITY      :    SAN BRUNO
                   STATE/ZIP : CA  94066
    MORTGAGE AMOUNT :   246,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,230.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030843759     MORTGAGORS: COSPER               JERRY
                               COSPER               MELINDA
    REGION CODE    ADDRESS   : 1271 GARBO COURT
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89122
    MORTGAGE AMOUNT :   220,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,259.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030843767     MORTGAGORS: CHANG                ALBERT
                               CHANG                BETTY
    REGION CODE    ADDRESS   : 28 NIGHTHAWK
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,815.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,178.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 68.75200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,231,050.00
                               P & I AMT:      9,122.08
                               UPB AMT:   1,230,396.49

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          235
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030843775     MORTGAGORS: CHEUNG               JACK
                               CHEUNG               ELAINE
    REGION CODE    ADDRESS   : 128 SUMMERSET COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   261,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030844054     MORTGAGORS: MC VICKER            TIM
                               MC VICKER            DIANE
    REGION CODE    ADDRESS   : 36 HAWK HILL
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   232,290.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,290.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,765.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030844070     MORTGAGORS: KARSTENS             BRENDA

    REGION CODE    ADDRESS   : 951-A LA MESA TERRACE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,336.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------
0   0030844088     MORTGAGORS: GALLAGHER            PATRICK
                               GALLAGHER            KATHERINE
    REGION CODE    ADDRESS   : 41 BOOTH DRIVE
        01         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02090
    MORTGAGE AMOUNT :   265,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,421.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,948.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030844112     MORTGAGORS: CHO                  PETER
                               CHO                  SHARON
    REGION CODE    ADDRESS   : 1247 MYSZKA PLACE
        01         CITY      :    UKIAH
                   STATE/ZIP : CA  95482
    MORTGAGE AMOUNT :   276,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,273,440.00
                               P & I AMT:      9,455.73
                               UPB AMT:   1,273,098.34

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          236
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030844179     MORTGAGORS: RULAND               CARL
                               RULAND               JEAN
    REGION CODE    ADDRESS   : 4205 ALFALFA TERRACE
        01         CITY      :    OLNEY
                   STATE/ZIP : MD  20832
    MORTGAGE AMOUNT :   225,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,452.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,675.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030844187     MORTGAGORS: VERDIE               ROBERT
                               VERDIE               ROANN
    REGION CODE    ADDRESS   : 26847 EAST NARCISSUS WAY
        01         CITY      :    ESCALON
                   STATE/ZIP : CA  95320
    MORTGAGE AMOUNT :   240,160.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,018.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,867.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030844419     MORTGAGORS: FLOOD                BRIAN
                               FLOOD                SHARON
    REGION CODE    ADDRESS   : 3612 ARCADIAN DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94546
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,822.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99800
    ----------------------------------------------------------------
0   0030844476     MORTGAGORS: BALFOUR              KEVIN
                               BALFOUR              CHRISTINA
    REGION CODE    ADDRESS   : 803 BRAZOS DRIVE
        01         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,799.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,117.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030844625     MORTGAGORS: VO                   TUC

    REGION CODE    ADDRESS   : 467-469 BRANHAM LAN EAST
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95111
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,254,510.00
                               P & I AMT:      9,428.41
                               UPB AMT:   1,253,842.54

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          237
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030844674     MORTGAGORS: VARNEY               MICHAEL
                               BALL                 JENNIFER
    REGION CODE    ADDRESS   : 738 BARBARA AVENUE
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   379,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,780.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.04066
    ----------------------------------------------------------------
0   0030844690     MORTGAGORS: NIELSEN              WILLIAM

    REGION CODE    ADDRESS   : 515 THE ALAMEDA
        01         CITY      :    EL GRANADA
                   STATE/ZIP : CA  94018
    MORTGAGE AMOUNT :   236,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,349.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97900
    ----------------------------------------------------------------
0   0030844716     MORTGAGORS: EASTON               KENNETH

    REGION CODE    ADDRESS   : 5379 CARMEL KNOLLS DR
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   343,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,438.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0030844724     MORTGAGORS: SZCZEROWSKI          PAUL
                               LEFFLER III          WILLIAM
    REGION CODE    ADDRESS   : 19803 MADRIGAL DR
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20876
    MORTGAGE AMOUNT :   257,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,422.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,867.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.98600
    ----------------------------------------------------------------
0   0030844732     MORTGAGORS: JENNINGS             CRAIG
                               JENNINGS             JAN
    REGION CODE    ADDRESS   : 5104 MARBLE FALLS LANE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   333,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,870.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,415.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.87234
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,549,900.00
                               P & I AMT:     11,214.57
                               UPB AMT:   1,549,081.13

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          238
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030844757     MORTGAGORS: CHAUDHARY            ASHWANI
                               CHAUDHARY            VINITA
    REGION CODE    ADDRESS   : 4711 TUSCANI DR
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   331,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,321.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,403.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98900
    ----------------------------------------------------------------
0   0030844773     MORTGAGORS: MAROLOA              DAVID
                               MAROLOA              JUOG
    REGION CODE    ADDRESS   : 803 NORTH ZIEGLER WAY
        01         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92670
    MORTGAGE AMOUNT :   252,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,330.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.97200
    ----------------------------------------------------------------
0   0030844807     MORTGAGORS: NGUYEN               HIEU
                               HOANG                THO
    REGION CODE    ADDRESS   : 6333 SKYWALKER DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,746.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,880.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030844823     MORTGAGORS: BLEINWEISS           ROBERT
                               BLEIWEISS            VIDA
    REGION CODE    ADDRESS   : 24059 PARK GRANADA
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,787.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,413.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 48.14800
    ----------------------------------------------------------------
0   0030844849     MORTGAGORS: GARCIA               JOHN
                               GARCIA               TAMI
    REGION CODE    ADDRESS   : 4623 CALLE DE FARRAR
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95118
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,832.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,553,050.00
                               P & I AMT:     11,451.54
                               UPB AMT:   1,552,018.52

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          239
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030844864     MORTGAGORS: MONROY               GONZALO
                               MONROY               MARIA
    REGION CODE    ADDRESS   : 5006 HAWXHURST COURT
        01         CITY      :    ANTIOCH
                   STATE/ZIP : CA  94509
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,824.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,997.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.97700
    ----------------------------------------------------------------
0   0030844872     MORTGAGORS: POPE                 KENNETH
                               POPE                 JULIE
    REGION CODE    ADDRESS   : 5734 MARETA LANE
        01         CITY      :    LOOMIS
                   STATE/ZIP : CA  95650
    MORTGAGE AMOUNT :   233,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,851.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,750.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 82.91800
    ----------------------------------------------------------------
0   0030844898     MORTGAGORS: JACOBS               RANDY
                               JACOBS               KATHLEEN
    REGION CODE    ADDRESS   : 265 AVENIDA LOBEIRO UNIT # E
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,825.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030844906     MORTGAGORS: HAIGHT               MICHAEL
                               HAIGHT               MICHELE
    REGION CODE    ADDRESS   : 9444 RICHFORD LANE
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   220,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,805.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,640.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
0   0030844930     MORTGAGORS: FOUCAR               DAVID
                               FOUCAR               DEBORA
    REGION CODE    ADDRESS   : 742 VISTA PALACIO
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   280,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,050.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,982.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 89.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,263,000.00
                               P & I AMT:      9,278.30
                               UPB AMT:   1,262,356.47

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          240
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030844955     MORTGAGORS: O'CONNELL            TIMOTHY
                               O'CONNELL            TAMARA
    REGION CODE    ADDRESS   : 11908 ACACIA GLEN COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   260,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,800.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99300
    ----------------------------------------------------------------
0   0030844963     MORTGAGORS: ZUGER                ANDREW
                               ZUGER                DINA
    REGION CODE    ADDRESS   : 679 VISTA DRIVE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,713.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,380.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 68.18100
    ----------------------------------------------------------------
0   0030844971     MORTGAGORS: HART                 JEFFREY
                               ROMINES-HART         CYNTHIA
    REGION CODE    ADDRESS   : 7569 EAST MOONRIDGE LANE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   272,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,143.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,142.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0030844989     MORTGAGORS: KIRSTEN              KEITH
                               KIRSTEN              TRACI
    REGION CODE    ADDRESS   : 8821 EAST CRESTVIEW LANE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   279,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,971.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99100
    ----------------------------------------------------------------
0   0030844997     MORTGAGORS: RASMUSSEN            CHRISTOPHER
                               RASMUSSEN            KATHLEEN
    REGION CODE    ADDRESS   : 7108 CHARDON COURT
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,833.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,193.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 71.72300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,544,150.00
                               P & I AMT:     11,614.03
                               UPB AMT:   1,543,361.88

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          241
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030845010     MORTGAGORS: MC KITTRICK          ALLAN

    REGION CODE    ADDRESS   : 6213 CORDOBA COURT
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,800.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.50000
    ----------------------------------------------------------------
0   0030845044     MORTGAGORS: POTTER               RANDALL
                               POTTER               BRYN
    REGION CODE    ADDRESS   : 17167 SUPERIOR ST
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,395.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,074.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030845077     MORTGAGORS: PITT                 GILBERT
                               PITT                 SANDRA
    REGION CODE    ADDRESS   : 21604 CASTLETON STREET
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,767.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,635.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 57.25800
    ----------------------------------------------------------------
0   0030845093     MORTGAGORS: HUNTER               JOHN
                               HUNTER               A.
    REGION CODE    ADDRESS   : 2363 NORTH MOUNTAIN VIEW RD
        01         CITY      :    MOSCOW
                   STATE/ZIP : ID  83843
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,839.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 61.25000
    ----------------------------------------------------------------
0   0030845127     MORTGAGORS: WRIGHT               LINDA

    REGION CODE    ADDRESS   : 5619 SAMANTHA AVENUE
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : CA  90712
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,322.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,249.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,472,100.00
                               P & I AMT:     10,881.50
                               UPB AMT:   1,471,126.35

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          242
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030845143     MORTGAGORS: ALLARD               THOMAS
                               ALLARD               LEIZA
    REGION CODE    ADDRESS   : 1560 ROUND HILL ROAD
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   377,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,836.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030845176     MORTGAGORS: MISA                 CLEMENCIO
                               MISA                 SHIRLEY
    REGION CODE    ADDRESS   : 6926 VERDE RIDGE ROAD
        01         CITY      :    RANCHO PALOS VERD
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,929.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030845200     MORTGAGORS: BLACK                LOUISE
                               BLACK                HAROLD
    REGION CODE    ADDRESS   : 1722 SEVERN FOREST DRIVE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 51.53800
    ----------------------------------------------------------------
0   0030845242     MORTGAGORS: HARTUNG              ANN

    REGION CODE    ADDRESS   : 6654 HAMPTON PARK COURT
        01         CITY      :    MC LEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   356,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,022.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,676.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030845275     MORTGAGORS: LARKIN               TIMOTHY
                               LARKIN               JACQUELINE
    REGION CODE    ADDRESS   : 14242 SOUTH 32ND PLACE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,618.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 72.66600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,609,850.00
                               P & I AMT:     12,075.16
                               UPB AMT:   1,609,622.83

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          243
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030845325     MORTGAGORS: MC LAUGHLIN          JOHN
                               CONNOLLY             MAUREEN
    REGION CODE    ADDRESS   : 3201 DRUID LANE
        01         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   248,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,888.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030845366     MORTGAGORS: LYTLE                ROBERT
                               LYTLE                PAMELA
    REGION CODE    ADDRESS   : 138 OLD MILL ROAD
        01         CITY      :    FAIRHOPE
                   STATE/ZIP : AL  36532
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.26300
    ----------------------------------------------------------------
0   0030845382     MORTGAGORS: DUDMAN               MICHAEL
                               DUDMAN               PEGGY
    REGION CODE    ADDRESS   : 2900 MEANDERING RIVER
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,393.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030845457     MORTGAGORS: BENNOS               ERIC
                               BENNOS               DEBBIE
    REGION CODE    ADDRESS   : 6000 BAY PARK COURT
        01         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 46.27300
    ----------------------------------------------------------------
0   0030845473     MORTGAGORS: BERIE                BRUCE
                               VAUGHAN              HILARY
    REGION CODE    ADDRESS   : 11335 HOLIDAN WAY
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77024
    MORTGAGE AMOUNT :   488,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    488,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,666.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,719,400.00
                               P & I AMT:     12,751.58
                               UPB AMT:   1,719,400.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          244
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030845481     MORTGAGORS: EMFINGER             JAMES
                               EMFINGER             GWEN
    REGION CODE    ADDRESS   : 177 WHISPER LAKE BLVD
        01         CITY      :    MADISON
                   STATE/ZIP : MS  39110
    MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.65100
    ----------------------------------------------------------------
0   0030845507     MORTGAGORS: TAYLOR               LARRY
                               TAYLOR               JUDY
    REGION CODE    ADDRESS   : 4054 WATER WILLOW LANE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35244
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,758.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 64.28500
    ----------------------------------------------------------------
0   0030845523     MORTGAGORS: GALE                 CHESTER
                               GALE                 GAIL
    REGION CODE    ADDRESS   : 28 SUMMIT AVENUE
        01         CITY      :    FELTON
                   STATE/ZIP : CA  95018
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,927.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030845564     MORTGAGORS: COUTANT              JOHN
                               COUTANT              ELIZABETH
    REGION CODE    ADDRESS   : 3 STARK COURT
        01         CITY      :    RARITAN
                   STATE/ZIP : NJ  08822
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,819.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.93500
    ----------------------------------------------------------------
0   0030845572     MORTGAGORS: IRANI                MARIANNE
                               HAAB                 JEAN
    REGION CODE    ADDRESS   : 12 MCMULLAN FARM LANE
        01         CITY      :    PENNSBURY TOWNSHIP
                   STATE/ZIP : PA  19382
    MORTGAGE AMOUNT :   360,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,522.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,456,800.00
                               P & I AMT:     10,584.96
                               UPB AMT:   1,456,377.51

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          245
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030845598     MORTGAGORS: HOLZ                 ROBERT
                               KILHANEY             KATHLEEN
    REGION CODE    ADDRESS   : 591 GENERAL SCOTT ROAD
        01         CITY      :    TREDYFFRIN TOWNSHIP
                   STATE/ZIP : PA  19087
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,827.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,622.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 55.23800
    ----------------------------------------------------------------
0   0030845614     MORTGAGORS: MALONEY              STEPHEN
                               MALONEY              LEILA
    REGION CODE    ADDRESS   : 2 CINDY LANE
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,493.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 52.48000
    ----------------------------------------------------------------
0   0030845648     MORTGAGORS: PHILLIPSEN           PAUL
                               PHILLIPSEN           SHERRY
    REGION CODE    ADDRESS   : 3333 CHAR MAR CIRCLE
        01         CITY      :    SHINGLE SPRINGS
                   STATE/ZIP : CA  95682
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 60.89740
    ----------------------------------------------------------------
0   0030845705     MORTGAGORS: MATHEWSON            PENELOPE

    REGION CODE    ADDRESS   : 965 S. LOS ROBLES AVE
        01         CITY      :    PASADENDA
                   STATE/ZIP : CA  91106
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,795.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,591.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 76.41700
    ----------------------------------------------------------------
0   0030845713     MORTGAGORS: ASHE                 BRIAN
                               RIGATTI              CYNTHIA
    REGION CODE    ADDRESS   : 809 EVEREST COURT
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   344,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,530.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,479,300.00
                               P & I AMT:     10,979.17
                               UPB AMT:   1,478,923.66

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          246
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030845754     MORTGAGORS: PALOMA               NORMAN
                               PALOMA               MA LINDA
    REGION CODE    ADDRESS   : 25880 GUSHUE STREET
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94544
    MORTGAGE AMOUNT :   215,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,582.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030845796     MORTGAGORS: GHAFFARI             JAVAD
                               GHAFFARI             MAGGI
    REGION CODE    ADDRESS   : 310 JIMS ROAD
        01         CITY      :    BEN LOMOND
                   STATE/ZIP : CA  95005
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030845903     MORTGAGORS: GHANDCHI             JEAN
                               FLETCHER             RICHARD
    REGION CODE    ADDRESS   : 5770 MC KELLAR DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.17000
    ----------------------------------------------------------------
0   0030846067     MORTGAGORS: VASWANI              GRACE

    REGION CODE    ADDRESS   : 1389 PATHFINDER AVE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,940.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 73.86300
    ----------------------------------------------------------------
0   0030846117     MORTGAGORS: AGUIRRE              JOSE
                               AGUIRRE              MARIA
    REGION CODE    ADDRESS   : 22769 MOURA COURT
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94541
    MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,948.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,635,750.00
                               P & I AMT:     12,327.40
                               UPB AMT:   1,635,598.28

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          247
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030846125     MORTGAGORS: BOHLMANN             CHRISTOPHER
                               BOHLMANN             JILLIAN
    REGION CODE    ADDRESS   : 5492 WIXFORD LANE
        01         CITY      :    MENTOR
                   STATE/ZIP : OH  44060
    MORTGAGE AMOUNT :   221,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,597.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,607.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98800
    ----------------------------------------------------------------
0   0030846216     MORTGAGORS: BURACK               HARRY
                               BURACK               SUSAN
    REGION CODE    ADDRESS   : 14315 WAINRIDGE DRIVE
        01         CITY      :    CHESTERFIELD
                   STATE/ZIP : MO  63017
    MORTGAGE AMOUNT :   397,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,916.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030846257     MORTGAGORS: STEELE               DOUGLAS
                               ARNESON              CHERYL
    REGION CODE    ADDRESS   : 6731 RAINBOW AVE.
        01         CITY      :    MISSION HILLS
                   STATE/ZIP : KS  66208
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,808.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 72.12100
    ----------------------------------------------------------------
0   0030846265     MORTGAGORS: SCHUNEMAN            NORMAN
                               SCHUNEMAN            GAIL
    REGION CODE    ADDRESS   : 28205 NE 148 PL
        01         CITY      :    DUVALL
                   STATE/ZIP : WA  98019
    MORTGAGE AMOUNT :   232,110.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,110.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,682.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030846281     MORTGAGORS: BOWDEN               S.

    REGION CODE    ADDRESS   : OFF KIRBY HOLLOW ROAD
        01         CITY      :    DORSET
                   STATE/ZIP : VT  05251
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,314.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,411,860.00
                               P & I AMT:     10,553.60
                               UPB AMT:   1,411,521.84

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          248
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030846307     MORTGAGORS: COVINGTON            MARK
                               COVINGTON            DEDRIA
    REGION CODE    ADDRESS   : 3212 EAGLES NEST DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20716
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,100.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,638.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030847263     MORTGAGORS: UKROPINA             ROBERT
                               UKROPINA             JOYCE
    REGION CODE    ADDRESS   : 15 BELLEVUE
        01         CITY      :    NEWPORT COAST AREA
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,005.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030847362     MORTGAGORS: FRANK                VLADIMIR
                               FRANK                IVA
    REGION CODE    ADDRESS   : 16810 LOMA STREET
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   282,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,050.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030847388     MORTGAGORS: NGO                  THAT
                               NGO                  PING
    REGION CODE    ADDRESS   : 20 SANDSTONE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,152.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030847404     MORTGAGORS: BERG                 ALEXANDER
                               BERG                 OLGA
    REGION CODE    ADDRESS   : 19790 GREENBRIAR DRIVE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.32600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,516,000.00
                               P & I AMT:     11,239.03
                               UPB AMT:   1,515,850.20

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          249
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030847438     MORTGAGORS: SCHARPNICK           STANLEY
                               SCHARPNICK           SHARLA
    REGION CODE    ADDRESS   : 2 WOODFLOWER
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,537.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 53.84600
    ----------------------------------------------------------------
0   0030847461     MORTGAGORS: KINKELLA             MICHAEL
                               KINKELLA             MARY
    REGION CODE    ADDRESS   : 5020&5020 1/2 COLORADO ST
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   372,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.40000
    ----------------------------------------------------------------
0   0030847503     MORTGAGORS: MCBRIDE              LISA

    REGION CODE    ADDRESS   : 1524 IDLEWOOD ROAD
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91202
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030847537     MORTGAGORS: KIM                  DONG
                               KIM                  HO
    REGION CODE    ADDRESS   : 1080 CRESTBROOK DRIVE
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92506
    MORTGAGE AMOUNT :   241,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,814.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0030847545     MORTGAGORS: COOKE                RONALD
                               COOKE                MELINDA
    REGION CODE    ADDRESS   : 43 BASSWOOD AVENUE
        01         CITY      :    AGOURA AREA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,068.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,509,900.00
                               P & I AMT:     11,281.74
                               UPB AMT:   1,509,900.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          250
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030847560     MORTGAGORS: SAAKIAN              YOURI
                               NAZARIAN             GAYANE
    REGION CODE    ADDRESS   : 1062 EILINITA AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   228,480.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,480.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030847578     MORTGAGORS: SKARUPA              EMERY
                               SKARUPA              MARSHA
    REGION CODE    ADDRESS   : 11612 VIA FIRUL
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92128
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,819.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.29400
    ----------------------------------------------------------------
0   0030847586     MORTGAGORS: CHAMBERS             GREGORY
                               CHAMBERS             MAGALI
    REGION CODE    ADDRESS   : 21802 CORVO WAY
        01         CITY      :    TOPANGA
                   STATE/ZIP : CA  90290
    MORTGAGE AMOUNT :   283,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,129.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030847610     MORTGAGORS: DAVENPORT            S
                               DAVENPORT            CLAUDIA
    REGION CODE    ADDRESS   : 640-642 LOMA DRIVE
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,268.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.44100
    ----------------------------------------------------------------
0   0030847628     MORTGAGORS: HAISLET              DONALD
                               HAISLET              SUSANNE
    REGION CODE    ADDRESS   : 801 KINGFISHER TERRACE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   245,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,315,480.00
                               P & I AMT:      9,790.89
                               UPB AMT:   1,315,299.31

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          251
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030847636     MORTGAGORS: CUMMINGS             DAVID
                               CUMMINGS             CEIL
    REGION CODE    ADDRESS   : 461 TREBBIANO PLACE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,646.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.34700
    ----------------------------------------------------------------
0   0030847644     MORTGAGORS: MOODY                DANIEL
                               MOODY                PATRICIA
    REGION CODE    ADDRESS   : 2018 MAYFIELD AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95130
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,718.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,081.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030848345     MORTGAGORS: GRANATO              JOHN
                               GRANATO              ANDREA
    REGION CODE    ADDRESS   : 456 ASPINWALL DRIVE
        01         CITY      :    BENICA
                   STATE/ZIP : CA  94510
    MORTGAGE AMOUNT :   220,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,252.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,617.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99500
    ----------------------------------------------------------------
0   0030848352     MORTGAGORS: DEBELIUS III         JOHN
                               DEBELIUS             SARAH
    REGION CODE    ADDRESS   : 14813 KELLEY FARM DRIVE
        01         CITY      :    DARNESTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,738.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,755.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030848402     MORTGAGORS: KAPUR                ROHIT
                               KAPUR                RENUKA
    REGION CODE    ADDRESS   : 19120 MEIGGS LANE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,649,400.00
                               P & I AMT:     12,084.16
                               UPB AMT:   1,648,708.77

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          252
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030848469     MORTGAGORS: BRANNON              JOHN
                               BRANNON              MARY
    REGION CODE    ADDRESS   : 4700 FIREBROOK BOULEVARD
        01         CITY      :    LEXINGTON
                   STATE/ZIP : KY  40513
    MORTGAGE AMOUNT :   279,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99800
    ----------------------------------------------------------------
0   0030848782     MORTGAGORS: KREKORIAN            LISA
                               NELSON               JOHN
    REGION CODE    ADDRESS   : 518 SOUTH EL DORADO STREET
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,774.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.48100
    ----------------------------------------------------------------
0   0030848824     MORTGAGORS: KOZACZUK             ANTHONY
                               KOZACZUK             ESTER
    REGION CODE    ADDRESS   : 216 CLARENDON ROAD
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,864.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.79700
    ----------------------------------------------------------------
0   0030848857     MORTGAGORS: CORRIDAN             JENNIFER
                               CORRIDAN             JOSEPH
    REGION CODE    ADDRESS   : 5271 COUNTRYSIDE LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   236,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97900
    ----------------------------------------------------------------
0   0030848865     MORTGAGORS: AKRY                 SHAUL
                               AKRY                 ORLY
    REGION CODE    ADDRESS   : 16985 ENCINO HILLS DRIVE
        01         CITY      :    ENCINO
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   436,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,202.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.91300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,586,850.00
                               P & I AMT:     11,720.64
                               UPB AMT:   1,586,850.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          253
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030848881     MORTGAGORS: YOSHIDA              DEAN
                               YOSHIDA              ELIZABETH
    REGION CODE    ADDRESS   : 43 LA JOLLA COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,380.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 63.82900
    ----------------------------------------------------------------
0   0030848899     MORTGAGORS: BAUGHMAN             GARRY
                               BAUGHMAN             MICHELE
    REGION CODE    ADDRESS   : 38095 DAVY COURT
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   227,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,050.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,666.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030848907     MORTGAGORS: WHITE                WILLIAM

    REGION CODE    ADDRESS   : 12192 E. STATE, ROUTE 29
        01         CITY      :    MECHANICSBURG
                   STATE/ZIP : OH  43044
    MORTGAGE AMOUNT :   114,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    114,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       846.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 73.54800
    ----------------------------------------------------------------
0   0030848980     MORTGAGORS: LEWIS                ROBERT
                               LEWIS                NANCY
    REGION CODE    ADDRESS   : 121 FRONT STREET
        01         CITY      :    FREDERICA
                   STATE/ZIP : DE  19946
    MORTGAGE AMOUNT :    96,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,933.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       696.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030849210     MORTGAGORS: COBEZ                ROBERT
                               SURRELL              LINDA
    REGION CODE    ADDRESS   : 215 CALCITA DRIVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,606.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,226,050.00
                               P & I AMT:      9,195.85
                               UPB AMT:   1,225,983.93

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          254
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030849244     MORTGAGORS: WIENER               THOMAS
                               WIENER               LOUISE
    REGION CODE    ADDRESS   : 580 DEDHAM ST
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   273,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,224.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
    LTV :                 89.99802
    ----------------------------------------------------------------
0   0030849590     MORTGAGORS: RASMUSSEN            BRIAN
                               KLAWANS SMITH        KATHERINE
    REGION CODE    ADDRESS   : 224 SALSIPUEDES ROAD
        01         CITY      :    CARMEL VALLEY
                   STATE/ZIP : CA  93924
    MORTGAGE AMOUNT :   348,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,553.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,498.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.89600
    ----------------------------------------------------------------
0   0030851653     MORTGAGORS: DHAR                 VIJAY
                               DHAR                 MARLENE
    REGION CODE    ADDRESS   : 124 BELVEDERE DRIVE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,049.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030851661     MORTGAGORS: SHKOLNIKOV           MIKHAIL
                               SHKOLNIKOV           VALENTINA
    REGION CODE    ADDRESS   : 1004 HYDE AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030851703     MORTGAGORS: WYNNE                JOHN
                               WYNNE                LESLEY
    REGION CODE    ADDRESS   : 1088 W. REMINGTON DR.
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   413,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,107.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 88.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,583,850.00
                               P & I AMT:     11,876.10
                               UPB AMT:   1,583,603.82

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          255
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030851711     MORTGAGORS: GIBBS                RODMAN
                               GIBBS                KATHRYN
    REGION CODE    ADDRESS   : 18885 BONNET WAY
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,534.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030852222     MORTGAGORS: GIFOROS              GEORGE
                               GIFOROS              NIKI
    REGION CODE    ADDRESS   : 9945 GLADE AVE
        01         CITY      :    CHATSWORTH
                   STATE/ZIP : CA  91311
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.38800
    ----------------------------------------------------------------
0   0030852255     MORTGAGORS: NUTCHER              PATRICK
                               NUTCHER              RAMONA
    REGION CODE    ADDRESS   : 1631 AVENIDA ENTRADA
        01         CITY      :    SAN DIMAS
                   STATE/ZIP : CA  91773
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030852263     MORTGAGORS: HERNANDEZ            CARLOS
                               HERNANDEZ            GRACIELA
    REGION CODE    ADDRESS   : 5225 VALLERY COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.05000
    ----------------------------------------------------------------
0   0030852289     MORTGAGORS: WOODWARD             JOHN
                               WOODWARD             CHERYL
    REGION CODE    ADDRESS   : 16335 N.E. EILERS RD
        01         CITY      :    AURORA
                   STATE/ZIP : OR  97002
    MORTGAGE AMOUNT :   338,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,483.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 62.11000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,674,000.00
                               P & I AMT:     12,284.47
                               UPB AMT:   1,674,000.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          256
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030852792     MORTGAGORS: JOHNSSON             NILS
                               JOHNSSON             LIANA
    REGION CODE    ADDRESS   : 1495 FOOTHILL ROAD
        01         CITY      :    OJAI
                   STATE/ZIP : CA  93023
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,197.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0030852818     MORTGAGORS: NG                   RICKY
                               NG                   MICHELLE
    REGION CODE    ADDRESS   : 2288-2290 19TH AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   408,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,070.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030852834     MORTGAGORS: CARSON               ROBERT

    REGION CODE    ADDRESS   : 1590 RAMONA DRIVE
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,118.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 87.11100
    ----------------------------------------------------------------
0   0030852891     MORTGAGORS: JOHNSON              GLENN
                               THOENY               MELISSA
    REGION CODE    ADDRESS   : 122 VIA DEL REY
        01         CITY      :    MONTEREY
                   STATE/ZIP : CA  93940
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.43750
    ----------------------------------------------------------------
0   0030852925     MORTGAGORS: SIMS                 ROBERT
                               SIMS                 FRANKIE
    REGION CODE    ADDRESS   : 1666 STODDARD AVENUE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,572,250.00
                               P & I AMT:     11,944.62
                               UPB AMT:   1,572,250.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          257
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030852941     MORTGAGORS: BROWN                WILLIE
                               BROWN                TONI
    REGION CODE    ADDRESS   : 4865 HANNAH CIRCLE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,772.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030852974     MORTGAGORS: KALLIS               KYRIAKOS
                               KALLIS               SUSAN
    REGION CODE    ADDRESS   : 11 HANOVER DRIVE
        01         CITY      :    PENNSBURY TOWNSHIP
                   STATE/ZIP : PA  19382
    MORTGAGE AMOUNT :   289,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0030853014     MORTGAGORS: PHIPPS               JOHN
                               PHIPPS               PATRICIA
    REGION CODE    ADDRESS   : 3015 DUVALL COURT
        01         CITY      :    GILRAY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   291,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,191.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0030853162     MORTGAGORS: MAZUR                ANDRZEJ
                               MAZUR                MALGORZATA
    REGION CODE    ADDRESS   : 124 PARK SHARON DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 74.70200
    ----------------------------------------------------------------
0   0030853170     MORTGAGORS: HODSON               JOHN
                               HODSON               EVELYN
    REGION CODE    ADDRESS   : 3219 HILTON HEAD DRIVE
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CA  94533
    MORTGAGE AMOUNT :   277,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,231.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      9.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
    LTV :                 79.91300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,345,800.00
                               P & I AMT:     10,105.04
                               UPB AMT:   1,345,800.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          258
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030853204     MORTGAGORS: AU                   KA FAI
                               MARK                 TINA
    REGION CODE    ADDRESS   : 1758 27TH AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94122
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030853865     MORTGAGORS: FILIPOVICH           DON
                               FILIPOVICH           LORI
    REGION CODE    ADDRESS   : 21 HALSEY AVENUE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   269,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,931.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0030853899     MORTGAGORS: SHIPWAY              ROBERT
                               SHIPWAY              HILARY
    REGION CODE    ADDRESS   : 3127 SANDALWOOD COURT
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,801.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 67.71400
    ----------------------------------------------------------------
0   0030853907     MORTGAGORS: SINNOTT              ROBERT
                               SINNOTT              MARY BETH
    REGION CODE    ADDRESS   : 27 MAGNOLIA AVENUE
        01         CITY      :    LARKSPUR
                   STATE/ZIP : CA  94939
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,441.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.22200
    ----------------------------------------------------------------
0   0030853915     MORTGAGORS: ANZALONE             DONALD

    REGION CODE    ADDRESS   : 1153 LOYOLA DRIVE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,132.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,366,800.00
                               P & I AMT:     10,083.60
                               UPB AMT:   1,366,800.00

 1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 05/01/97
    P.O. BOX 5260              TMS AG0004970530  00 01 03
                                PAGE:          259
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0030854566     MORTGAGORS: MINNIE               TREVOR
                               MINNIE               CHRISTINA
    REGION CODE    ADDRESS   : 2807 KNOLL COURT
        01         CITY      :    LONG GROVE
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 92.30700
    ----------------------------------------------------------------
0   0030854913     MORTGAGORS: CROUSE               ZACHARY
                               CROUSE               TARA
    REGION CODE    ADDRESS   : 19 HIDDEN VALLEY PLACE
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    470,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,489.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.93100
    ----------------------------------------------------------------
0   0892916610     MORTGAGORS: YU                   YI

    REGION CODE    ADDRESS   : 23852   STAGG ST
        03         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91304
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,154.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   12/01/23
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 63.80952
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    3
                               LOAN AMT:   1,105,000.00
                               P & I AMT:      8,106.80
                               UPB AMT:   1,056,154.48
0                   TOTAL      NUM OF LOANS: 1293
                               LOAN AMT: 350,950,324.97
                               P & I AMT:  2,590,391.04
                               UPB AMT: 350,668,623.85

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE


                     ________________,  ______
                           (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                           Series 1997-5


           Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.  Mortgage Loan Information:

           (1) Aggregate Scheduled Monthly
                 Payments:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (2) Aggregate Monthly Payments
                 received and Monthly Advances
                 made this Month:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (3) Aggregate Principal Prepayments in part received and applied in the applicable Prepayment Period:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (4) Aggregate Principal Prepayments
                 in full received in
                 the applicable Prepayment
                 Period:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (5) Aggregate Insurance Proceeds
                 (including purchases of
                 Mortgage Loans by primary
                 mortgage insurers) for
                 prior month:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (6) Aggregate Liquidation
                 Proceeds for prior month:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (7) Aggregate Purchase Prices for
                 Defaulted and Modified
                 Mortgage Loans:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (8) Aggregate Purchase Prices
                 (and substitution adjustments)
                 for Defective Mortgage Loans:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (9) Pool Scheduled Principal
                 Balance:                                $________

          (10) Available Funds:                          $________

          (11) Realized Losses for
                 prior month:                            $________

          (12) Aggregate Realized
                 Losses and Debt
                 Service Reductions:
                     (a) Deficient Valuations            $________
                     (b) Special Hazard
                           Losses                        $________
                     (c) Fraud Losses                    $________
                     (d) Excess Bankruptcy
                           Losses                        $________
                     (e) Excess Special
                           Hazard Losses                 $________
                     (f) Excess Fraud
                           Losses                        $________
                     (g) Debt Service
                           Reductions                    $________

          (13) Compensating Interest Payment:            $________

          (14) Accrued Certificate Interest,
                Unpaid Class Interest Shortfalls
                 and Pay-out Rate:

                Class A1      $__________      $__________    ____%
                Class A2      $__________      $__________    ____%
                Class A3      $__________      $__________    ____%
                Class A4      $__________      $__________    ____%
                Class A5      $__________      $__________    ____%
                Class A6      $__________      $__________    ____%
                Class A7      $__________      $__________    ____%
                Class M       $__________      $__________    ____%
                Class B1      $__________      $__________    ____%
                Class B2      $__________      $__________    ____%
                Class B3      $__________      $__________    ____%
                Class B4      $__________      $__________    ____%
                Class B5      $__________      $__________    ____%
                Class R       $__________      $__________    ____%
                Class S1      $__________      $__________    ____%
                Class S2      $__________      $__________    ____%

          (15) Accrual Amount

                Class A7      $__________

          (16) Principal distribu-
                 table:

                Class A1       $__________
                Class A2       $__________
                Class A3       $__________
                Class A4       $__________
                Class A5       $__________
                Class A6       $__________
                Class A7       $__________
                Class PO1      $__________
                Class PO2      $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________
                Class B4       $__________
                Class B5       $__________
                Class R        $__________

          (17) Additional distributions to
                 the Class R Certificate
                 pursuant to Section 4.01(b):  $_____________

          (18) Certificate Interest Rate of:

                 Class S1 Certificates         _____________%
                 Class S2 Certificates         _____________%

      B.  Other Amounts:

           1. Senior Percentage for such
                Distribution Date:             _____________%

           2. Category A Senior Percentage
                for such Distribution Date:    _____________%

           3. Category B Senior Percentage
                for such Distribution Date:    _____________%

           4. Category A Percentage for such
                Distribution Date:             _____________%

           5. Category B Percentage for such
                Distribution Date:             _____________%

           6. Group I Senior Percentage
                for such Distribution Date:    _____________%

           7. Category A Group I Senior
                Percentage for such
                Distribution Date:             _____________%

           8. Category B Group I Senior
                Percentage for such
                Distribution Date:             _____________%

           9. Group II Senior Percentage
                for such Distribution Date:    _____________%

           10. Category A Group II Senior
                Percentage for such
                Distribution Date:             _____________%

           11. Category B Group II Senior
                Percentage for such
                Distribution Date:             _____________%

           12. Category B Group I Scheduled
                 Distribution Percentage:      _____________%

           13. Category B Group II Scheduled
                 Distribution Percentage:      _____________%

           14. Senior Prepayment Percentage
                for such Distribution Date:    _____________%

           15. Category A Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           16. Category B Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           17. Group I Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           18. Category A Group I Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           19. Category B Group I Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           20. Group II Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           21. Category A Group II Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           22. Category B Group II Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           23. Junior Percentage
                for such Distribution Date:    _____________%

           24. Junior Prepayment Percentage
                for such Distribution Date:    _____________%

           25. Subordinate Certificate
                Writedown Amount for
                such Distribution Date:        $_____________

           26. Prepayment Distribution
                Triggers satisfied:            Yes        No

                Class B1                      _____     _____
                Class B2                      _____     _____
                Class B3                      _____     _____
                Class B4                      _____     _____
                Class B5                      _____     _____

           27.  Category B Trigger
                 satisfied:                    Yes        No

                                              _____     _____

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                             EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


      [NAME OF OFFICER] ______________________ hereby certifies that:

      1. That he [she] is [title of officer] _________________ of [name of Investor] _______________________________________ (the
"Investor"), a ________________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of May 1, 1997, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the

Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               ________________________________
                               [name of Investor]


                               By:_____________________________
                                  Name:
                                  Title:


      The undersigned hereby
acknowledges that it is holding
and will hold the ERISA-Restricted
Certificates at the exclusive
direction of and as nominee of
the Investor named above.


_______________________________
[name of nominee]


By:____________________________
   Name:
   Title:

                             EXHIBIT F

         FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

           [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

           1. That he [she] is [title of officer] ___________ _____________ of [name of Purchaser] ________________________
_________________ (the "Purchaser"), a _______________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

           2.   That the Purchaser's Taxpayer Identification
Number is [           ].

           3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1997-5.

           4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

           5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. dated as of May 1, 1997, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

           6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

           7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

           8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

           9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

           10. That the Purchaser (i) is not a Non-U.S. Person or
(ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

           12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund, as applicable, pursuant to the Pooling and Servicing
Agreement.

           IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          _________________________________
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:


           Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


           Subscribed and sworn before me this _____ day of __________, 19__.


NOTARY PUBLIC


______________________________


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                        ____________________
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1997-5

Ladies and Gentlemen:
           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                               Very truly yours,


                               _________________________________
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                           $550 - $800

Late Charges                              Per Loan Documents

Appraisal/Inspection Fees                 Reasonable and Customary
                                          Charges

Partial Release Fees                      $300

Easements                                 $150

Insufficient Funds Charges                $15

Document Requests
(copies of loan file documents,
additional pay-off quotations,
amortization schedules, payment
histories)                                $0

Modification Fees                         Reasonable and Customary
                                          Charges

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                                   _________________
                                                         Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 1997-5

Ladies and Gentlemen:

      1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ____________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

      2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of May 1, 1997 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

      3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

      4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

      5. The investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

      6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

      7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

      8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

      [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                          _________________________________
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby
acknowledges that it is holding
and will hold the Restricted
Certificates at the exclusive
direction of and as nominee
of the Investor named above.

_____________________________
[name of nominee]


By:__________________________
   Name:
   Title:

                             EXHIBIT J

                FORM OF DISTRIBUTION DATE STATEMENT


                     ________________, ______
                          (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                           Series 1997-5

           Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1) Amount of distribution
                 allocable to principal:

                     Class A1                       $__________
                     Class A2                       $__________
                     Class A3                       $__________
                     Class A4                       $__________
                     Class A5                       $__________
                     Class A6                       $__________
                     Class A7                       $__________
                     Class PO1                      $__________
                     Class PO2                      $__________
                     Class M                        $__________
                     Class B1                       $__________
                     Class B2                       $__________
                     Class B3                       $__________
                     Class B4                       $__________
                     Class B5                       $__________
                     Class R                        $__________

           (2) Aggregate principal prepayments
                 included in distribution:

                     Class A1                       $__________
                     Class A2                       $__________
                     Class A3                       $__________

                     Class A4                       $__________
                     Class A5                       $__________
                     Class A6                       $__________
                     Class A7                       $__________
                     Class PO1                      $__________
                     Class PO2                      $__________
                     Class M                        $__________
                     Class B1                       $__________
                     Class B2                       $__________
                     Class B3                       $__________
                     Class B4                       $__________
                     Class B5                       $__________
                     Class R                        $__________

           (3) Amount of distribution
                allocable to interest;
                Pay-out Rate:

                     Class A1      $__________      ____%
                     Class A2      $__________      ____%
                     Class A3      $__________      ____%
                     Class A4      $__________      ____%
                     Class A5      $__________      ____%
                     Class A6      $__________      ____%
                     Class A7      $__________      ____%
                     Class M       $__________      ____%
                     Class B1      $__________      ____%
                     Class B2      $__________      ____%
                     Class B3      $__________      ____%
                     Class B4      $__________      ____%
                     Class B5      $__________      ____%
                     Class R       $__________      ____%
                     Class S1      $__________      ____%
                     Class S2      $__________      ____%

           (4) Accrual Amount
                     Class A7      $__________

           (5) Servicing Compensation:                   $__________

           The amounts below are for the aggregate of all
Certificates:

           (6) Pool Scheduled Principal
                 Balance; number of
                 Mortgage Loans:          $__________     __________

           (7) Class Certificate Principal
                 Balance (or Notional Principal
                 Balance) of each Class;
                 Certificate Principal Balance
                 (or Notional Principal Balance)
                 of Single Certificate of each
                 Class:

                                                      Single
                                                    Certificate
                  Class           Balance             Balance

                Class A1       $__________          $__________
                Class A2       $__________          $__________
                Class A3       $__________          $__________
                Class A4       $__________          $__________
                Class A5       $__________          $__________
                Class A6       $__________          $__________
                Class A7       $__________          $__________
                Class PO1      $__________          $__________
                Class PO2      $__________          $__________
                Class M        $__________          $__________
                Class B1       $__________          $__________
                Class B2       $__________          $__________
                Class B3       $__________          $__________
                Class B4       $__________          $__________
                Class B5       $__________          $__________
                Class R        $__________          $__________
                Class S1       $__________          $__________
                Class S2       $__________          $__________

           (8) Book value of real estate acquired on behalf of Certificate-holders; number of related Mortgage
                  Loans:

                                          $__________    __________

          (9) Aggregate Scheduled Principal
                 Balance and number of
                 delinquent Mortgage Loans:

           30-59 days delinquent          $__________    __________
           60-89 days delinquent          $__________    __________
           90 or more days delinquent     $__________    __________
           In foreclosure                 $__________    __________

          (10) Aggregate Scheduled
                 Principal Balance and
                 number of replaced
                 Mortgage Loans:          $__________    __________

          (11) Aggregate Scheduled
                 Principal Balance and
                 number of modified
                 Mortgage Loans:          $__________    __________

          (12) Certificate Interest Rate of:
                 Class S1 Certificates                   __________%
                 Class S2 Certificates                   __________%

          (13) Senior Percentage for such
                 Distribution Date:                      __________%

          (14) Category A Senior Percentage
                 for such Distribution Date:             __________%

          (15) Category B Senior Percentage
                 for such Distribution Date:             __________%

          (16) Category A Percentage for such
                 Distribution Date:                      __________%

          (17) Category B Percentage for such
                 Distribution Date:                      __________%

          (18) Group I Senior Percentage
                 for such Distribution Date:             __________%

          (19) Category A Group I Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (20) Category B Group I Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (21) Group II Senior Percentage
                 for such Distribution Date:             __________%

          (22) Category A Group II Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (23) Category B Group II Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (24) Category B Group I Scheduled
                 Distribution Percentage:                __________%

          (25) Category B Group II Scheduled
                 Distribution Percentage:                __________%

          (26) Senior Prepayment Percentage
                 for such Distribution Date:             __________%

          (27) Category A Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (28) Category B Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (29) Group I Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (30) Category A Group I Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (31) Category B Group I Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (32) Group II Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (33) Category A Group II Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (34) Category B Group II Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (35) Junior Percentage for
                 such Distribution Date:                 __________%

          (36) Junior Prepayment Percentage
                 for such Distribution Date:             __________%


Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                    FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the
"Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the "Purchaser").

                       PRELIMINARY STATEMENT

      ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

      ____________________________ or an affiliate thereof
intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                             ARTICLE I

                            DEFINITIONS

      Section 1.01.  Defined Terms.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

      Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                            ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

           (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are
      (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

      (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

      (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02.  Purchaser's Election to Delay Foreclosure
Proceedings.

      (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

      (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03.  Purchaser's Election to Commence Foreclosure
Proceedings.

      (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

      (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the

Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04.  Termination.

      (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or
(iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

      (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                            ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

      Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

      The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

      The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                            ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002

           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

or such other address as may hereafter be furnished in writing by the Company, or

      (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

           with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

or such other address as may hereafter be furnished in writing by the Purchaser, or

      (c)  in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                  Name:
                                  Title:


                               [PURCHASER]



                               By:________________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:_____________________________
   Name:
   Title:

                             EXHIBIT L



             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT


State of New Jersey       )
                          )    ss.
County of Camden          )


           GE Capital Mortgage Services, Inc. (the "Company") by its undersigned authorized representative, being duly sworn, hereby certifies as follows:

           1. Pursuant to a Pooling and Servicing Agreement dated as of ________ 1, 199_ (the "Agreement"), between the Company, as seller, and State Street Bank and Trust Company, as trustee (together with its successors, the "Trustee"), relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series 199_-__, the Company has assigned all of its right, title and interest in the mortgage loan(s) described below (the "Designated Loan(s)") to the Trustee.

                (a)  Loan Number: ______________________
                     Maker:_____________________________
                     Original Principal
                     Amount:____________________________
                     Maturity Date:_____________________

                [(b) Loan Number:_______________________
                     Maker:_____________________________
                     Original Principal
                     Amount:____________________________
                     Maturity Date:_____________________

           2. The Company has provided to the Trustee certain representations and warranties in Section 2.03 of the Agreement as to the ownership, assignment and enforceability of the Designated Loan(s) and the related promissory notes or other instruments evidencing the Designated Loan(s).

           3.   [The Designated Loan] [Each of the Designated
Loans] is evidenced by a promissory note, executed by its [respective] maker as indicated above (the "Mortgage Notes(s)").

           4. The Company is the current holder of the indebtedness evidenced by the Mortgage Note(s), the indebtedness evidenced by the Mortgage Note(s) has not been pledged or otherwise hypothecated, and the Company has not granted to any person (other than the Trustee pursuant to the Agreement) any interest in the indebtedness evidenced by the Mortgage Note(s).

           5. After diligent search, the Company has been unable to locate the Mortgage Note(s) and believes [it] [them] to be lost. [A true and correct photocopy] [[True and correct photocopies] of the Mortgage Note(s) [is] [are] attached hereto as Exhibit A.]

           6. If at any time the Company locates [any of] the Mortgage Note(s), it shall endorse such Mortgage Note(s) for transfer to the Trustee, without recourse, and shall promptly deliver the Mortgage Note(s), as endorsed, to the Trustee.

           7. In the event that the unavailability of any Mortgage Note to the Trustee results in a breach of any representations or warranties of the Company set forth in the Agreement, the Trustee shall have the rights and remedies (if any) set forth in the Agreement, subject to the provisions thereof. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered any Mortgage Note to the Trustee, including without limitation any thereof arising from any action to enforce the indebtedness evidenced by such Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of such Mortgage Note.

           This affidavit is given in connection with the Company's execution of the Agreement. The Trustee's rights and remedies set forth herein and in the Agreement shall constitute the sole and exclusive remedies of the Trustee or its successors and assigns arising out of or relating to the absence or loss of the Mortgage Note(s) or the Company's failure to deliver the same.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                  Name:
                                  Title:


Sworn to before me this
____ day of ________, 199_




_______________________________
Notary Public

                             EXHIBIT M

                    PERCENTAGE REDUCTION TABLE